As filed with the Securities and Exchange Commission on April 29, 2015

Registration Statement File No. 333-73406

Registration Statement File No. 811-08619

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

☐    Pre-Effective Amendment No.

☒    Post-Effective Amendment No. 14

and/or

REGISTRATION STATEMENT

UNDER THE INVESTMENT COMPANY ACT OF 1940

☒ Amendment No. 138

(Check appropriate box or boxes.)

Massachusetts Mutual Variable Annuity Separate Account 4

(Exact Name of Registrant)

Massachusetts Mutual Life Insurance Company

(Name of Depositor)

1295 State Street, Springfield, Massachusetts 01111

(Address of Depositor’s Principal Executive Offices)

(413) 788-8411

(Depositor’s Telephone Number, Including Area Code)

John E. Deitelbaum

Senior Vice President and Deputy General Counsel

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, Massachusetts 01111

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:    Continuous.

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2015 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Individual or Group Deferred Variable Annuity Contract

MassMutual Transitions® Variable Annuity

Issued by Massachusetts Mutual Life Insurance Company

Massachusetts Mutual Variable Annuity Separate Account 4

This prospectus describes an individual or group deferred variable annuity contract offered by Massachusetts Mutual Life Insurance Company. We no longer sell the contract. However, we continue to administer existing contracts. The contract provides for accumulation of contract value and annuity payments on a fixed and/or variable basis.

There are two versions of this contract available: (1) the Transitions Custom Plan and (2) the Transitions Package Plan. The Transitions Custom Plan allows contract owners to custom build their own contract by adding additional contract features to the standard Transitions Custom Plan contract. The Transitions Custom Plan also allows contract owners to change certain contract features at a later date. The Transitions Package Plan consists of three distinct packages of contract features called Transitions Package I, Transitions Package II and Transitions Package III. Please refer to page 4 of this prospectus for more detail regarding the Transitions Custom Plan and the Transitions Package Plan.

Certain contract features available under the Transitions Custom Plan involve payment of a credit. If you elect any of these contract features, your contract expenses may be higher than the expenses for a contract where these contract features have not been elected. The amount of the credits may be more than offset by the charges for these additional contract features.

You, the contract owner, have a number of investment choices in this contract. Subject to state availability, these investment choices include multiple fixed account options as well as the following funds which are offered through our separate account, Massachusetts Mutual Variable Annuity Separate Account 4.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. Diversified Dividend Fund

Invesco V.I. Global Health Care Fund

Invesco V.I. Technology Fund

Fidelity® Variable Insurance Products Fund

Fidelity® VIP Contrafund® Portfolio

MML Series Investment Fund

MML Aggressive Allocation Fund

MML Balanced Allocation Fund

MML Blue Chip Growth Fund

MML Conservative Allocation Fund

MML Equity Income Fund

MML Equity Index Fund

MML Focused Equity Fund

MML Foreign Fund

MML Fundamental Growth Fund

MML Fundamental Value Fund

MML Global Fund

MML Growth Allocation Fund

MML Growth & Income Fund

MML Income & Growth Fund

MML International Equity Fund

MML Large Cap Growth Fund

MML Managed Volatility Fund

MML Mid Cap Growth Fund

MML Mid Cap Value Fund

MML Moderate Allocation Fund

MML Small Cap Growth Equity Fund

MML Small/Mid Cap Value Fund

MML Total Return Bond Fund

MML Series Investment Fund II

MML Blend Fund

MML Equity Fund

MML High Yield Fund

MML Inflation-Protected and Income Fund

MML Managed Bond Fund

MML Money Market Fund

MML Short-Duration Bond Fund

MML Small Cap Equity Fund

Oppenheimer Variable Account Funds

Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Conservative Balanced Fund/VA 1, 2

Oppenheimer Discovery Mid Cap Growth Fund/VA

Oppenheimer Global Fund/VA

Oppenheimer Global Multi-Alternatives Fund/VA 3

Oppenheimer Global Strategic Income Fund/VA

Oppenheimer International Growth Fund/VA

Oppenheimer Main Street Fund®/VA

Oppenheimer Money Fund/VA 4

PIMCO Variable Insurance Trust

PIMCO CommodityRealReturn® Strategy Portfolio

Voya Investors Trust

VY Clarion Global Real Estate Portfolio

1	Effective 5/1/2009 and after, you may not allocate any new money to this fund via purchase payments or transfers.
2	Formerly known as Oppenheimer Capital Income Fund/VA.
3	Formerly known as Oppenheimer Diversified Alternatives Fund/VA.
4	Unavailable in contracts issued on or after 1/19/2008.

To learn more about the contract, you can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2015. We filed the SAI with the Securities and Exchange Commission (SEC) and it is legally a part of this prospectus. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on page 70 of this prospectus.

For a free copy of the SAI, or for general inquiries, call our Service Center at (800) 272-2216 or write to our Service Center using the following address: MassMutual Financial Group, Document Management Services – Annuities W360, P.O. Box 9067, Springfield, MA 01102-9067. (Overnight Mail Address: MassMutual Financial Group, Document Management Services – Annuities W360, 1295 State Street, Springfield, MA 01111-0111)

This prospectus is not an offer to sell the contract in any jurisdiction where it is illegal to offer the contract nor is it an offer to sell to anyone to whom it is illegal to offer the contract.

The contract:

•	is not a bank or credit union deposit or obligation.
•	is not FDIC or NCUA insured.
•	is not insured by any federal government agency.
•	is not guaranteed by any bank or credit union.
•	may go down in value.
•	provides guarantees that are subject to our financial strength and claims-paying ability.

The SEC has not approved or disapproved the contract or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

Please read this prospectus before investing. You should keep it for future reference. It contains important information about the contract.

Effective May 1, 2015

Index of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page
Accumulation Phase	5
Accumulation Unit	27
Age	17
Annuitant	17
Annuity Date	38
Annuity Options	39
Annuity Payments	38
Annuity Unit Value	39
Claims-Paying Ability	69
Contract Anniversary	32
Free Withdrawals	35
Good Order	4
Income Phase	37
Interest Rate Factor Adjustment	29
Non-Qualified	60
Purchase Payment	18
Qualified	60
Separate Account	20
Service Center	4
Sub-account	20
Tax Deferral	5
Window Period	25

Description of the Transitions Custom Plan and the Transitions Package Plan

There are two versions of this contract available: (1) the Transitions Custom Plan and (2) the Transitions Package Plan. The Transitions Custom Plan allows contract owners to custom build their own contract by adding additional contract features to the standard Transitions Custom Plan contract. The Transitions Custom Plan also allows contract owners to change certain contract features at a later date. The Transitions Package Plan consists of three distinct packages of contract features called Transitions Package I, Transitions Package II, and Transitions Package III. Both versions of this contract may not be available in all states.

You elect either the Transitions Custom Plan or the Transitions Package Plan at the time you purchase the contract. If you elect the Transitions Package Plan, you must also elect among Transitions Package I, II, or III at the time you purchase the contract. If you elect Transitions Package I, II, or III, you may transfer among those three packages beginning on your second contract anniversary and on any contract anniversary thereafter. However, you cannot transfer from Transitions Package I, II, or III to the Transitions Custom Plan. If you elect the Transitions Custom Plan, you cannot transfer to Transitions Package I, II, or III, but you can add or change certain features after we issue your contract.

As reflected in the Tables of Fees and Expenses, certain contract features can have a different cost under the Transitions Custom Plan, where they are purchased separately, than they will under the Transitions Package Plan, where they are purchased as part of a package of contract features. In fact, as illustrated in Table II on page 8, the maximum charges for a Transitions Custom Plan, with essentially the same features as a Transitions Package Plan, may be significantly higher than the maximum charges under the Transitions Package Plan. Please consult with a qualified financial professional when you are evaluating whether to elect the Transitions Custom Plan or the Transitions Package Plan.

We have provided further detail regarding the differences between the Transitions Custom Plan and the Transitions Package Plan on page 7 of the prospectus.

Contacting the Company

How to Contact Us.  You may contact us by calling the MassMutual Customer Service Center (our Service Center) at (800) 272-2216 Monday through Friday between 8 a.m. and 8 p.m. Eastern Time. You may also e-mail us by visiting www.massmutual.com/secure/emailus. Additionally, you may write to our Service Center using the following address: MassMutual Financial Group, Document Management Services – Annuities W360, P.O. Box 9067, Springfield, MA 01102-9067 or to our overnight mail address at MassMutual Financial Group, Document Management Services – Annuities W360, 1295 State Street, Springfield, MA 01111-0111.

Sending Requests in Good Order.  From time to time you may want to submit a request for a withdrawal, a change of beneficiary, or some other action. We can only act upon your request if we receive it in “good order.” Contact our Service Center to learn what information we require for your request to be in “good order.” Generally, your request must include the information and/or documentation we need to complete the action without using our own discretion to carry it out. Additionally, some actions may require that you submit your request on our form. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time. In addition to written requests, we may allow requests by facsimile, telephone or internet. Facsimile, telephone or internet transactions may not always be available. Facsimile, telephone and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request.

Overview

The following is intended as a summary. Please read each section of this prospectus for additional detail.

This annuity is a contract between “you,” the owner, and “us,” Massachusetts Mutual Life Insurance Company (“MassMutual” or the “Company”). The contract is intended for retirement savings or other long-term investment purposes. In exchange for your purchase payments, we agree to pay you an income when you choose to receive it. You select the income period beginning on a date you designate. According to your contract, this date must be at least 5 years (13 months for contracts issued in New York) from when you purchase the contract for both full and partial annuity payments.

The contract, like all deferred annuity contracts, has two phases – the accumulation phase and the income phase. Your contract is in the accumulation phase until you decide to begin receiving annuity payments. During the accumulation phase, you can apply purchase payments to your contract. Once you begin receiving annuity payments, your contract enters the income phase. Subject to certain restrictions, you may participate in both phases simultaneously if you apply a portion of your contract value to an annuity option.

We no longer sell the MassMutual Transitions contract. However, we continue to administer the contract and we continue to accept purchase payments to existing contracts subject to certain restrictions. See “Additional Purchase Payments.”

Contract Type

The contract described in this prospectus is an individual or group deferred variable annuity. The contract provides for accumulation of contract value and annuity payments on a fixed and/or variable basis. There are two versions of this contract available, subject to state availability:

1) the Transitions Custom Plan and

2) the Transitions Package Plan.

See “Description of Transitions Custom Plan and the Transitions Package Plan.”

The Prospectus and the Contract	The prospectus and Statement of Additional Information (SAI) describe all material terms and features of your contract. Certain non-material provisions of your contract may be different than the general description in the prospectus and the SAI, and certain riders may not be available because of legal requirements in your state. See your contract for specific variations since any such state variation will be included in your contract or in riders or endorsements attached to your contract.
Annuity Options	We make annuity payments based on the annuity option you elect. Subject to certain restrictions, you may elect among a number of features when you elect an annuity option. These features include, but are not limited to: duration, number of payees, payments to beneficiaries, and whether payments will be variable and/or fixed payments. See “The Income Phase.”
Investment Choices	Through this contract, you can choose to allocate your purchase payments among various investment choices. Subject to state availability, your choices include over forty funds and multiple fixed accounts. See “Investment Choices.”
Withdrawals	Subject to certain restrictions, you may periodically make partial withdrawals of your contract value. If you make a full withdrawal of your contract value, all your rights under the contract will be terminated. Income taxes, tax penalties, a contingent deferred sales charge, and any applicable interest rate factor adjustment may apply to any withdrawal you request. See “Withdrawals,” “Expenses – Contingent Deferred Sales Charge,” “Appendix B – Long-Term Guarantee Fixed Account Interest Rate Factor Adjustment” and “Taxes.”
Transfers	Subject to certain restrictions, you may periodically transfer contract value among available investment choices. See “Transfers and Transfer Programs” and “Limits on Frequent Trading and Market Timing Activity.”
Death Benefit	A beneficiary may receive a benefit in the event of your death prior to the income phase. Once the income phase commences, payments upon death may be available to beneficiaries depending on the annuity option elected. See “Death Benefit” and “Income Phase.”
Fees	Your contract value will be subject to certain fees. These charges will be reflected in your contract value and may be reflected in any annuity payments you choose to receive from the contract. See “Expenses” and “Table of Fees and Expenses.”
Taxation	The Internal Revenue Code of 1986, as amended, has certain rules that apply to the contract. These tax treatments apply to earnings from the contract, withdrawals, death benefits and annuity options. See “Taxes.”
Tax Deferral	You are generally not taxed on contract earnings until you take money from your contract. This is known as tax deferral. Tax deferral is automatically provided by tax-qualified retirement plans. There is no additional tax deferral provided when a variable annuity contract is used to fund a tax-qualified retirement plan. Investors should only consider buying a variable annuity to fund a qualified plan for the annuity’s additional features such as lifetime income payments and death benefit protection.

Group Contracts

We may issue the contract as an individual or group variable annuity contract. In those states where we issue a group contract, we issue certificates to individuals, and these individuals are considered participants. The certificate is subject to the terms of the group contract under which we issue the certificate. You may become a participant under the group contract by completing an application and having it forwarded to us along with an initial purchase payment. The certificate we issue indicates the participant’s rights and benefits under the group contract. Terms of the group contract are controlling.

The participant, as an owner, may exercise all rights and benefits of the certificate without the consent of the group contract owner. Unless we state otherwise, the owner of the certificate under a group contract and the owner of an individual contract have the same rights and benefits. As a result, the term “contract” means either an individual deferred variable annuity or a certificate issued under the group deferred variable annuity.

Right to Cancel Your Contract	You have a right to examine your contract. If you change your mind about owning your contract, you can generally cancel it within 10 calendar days after receiving it. However, this time period may vary by state. See “Right to Cancel Your Contract.”
Our Claims-Paying Ability	Any guarantees we make under the contract are subject to our financial strength and claims-paying ability. See “Other Information – Our Ability to Make Payments Under the Contract.”

Table I describes the differences between Transitions Packages I, II, and III and the Transitions Custom Plan. Table II provides a comparison of the charges for certain contract features available under both the Transitions Custom Plan and the Transitions Package Plan. Table III provides additional detail about the Transitions Custom Plan.

Please refer to “Description of the Transitions Custom Plan and the Transitions Package Plan” on page 4 of this prospectus for more detail on the differences between these two versions of the contract.

Table I – Transitions Custom Plan and Transitions Packages I, II, and III
Contract Feature*	Package I	Package II	Package III	Custom Plan
Total Separate Account Annual Expenses [1]	0.95%	1.30%	1.55%	0.95%
Death Benefit [2]	Basic Death Benefit	Basic Death Benefit with 5% Roll-up Feature [8]	Basic Death Benefit with Annual Ratchet Feature	A choice of six death benefits (a charge or credit may apply)
Earnings Enhancement Benefit [2]	Not Available	Not Available	Automatically added as a supplement to the Basic Death Benefit with Annual Ratchet Feature	Available as a supplement to any of the death benefit features for an additional charge
Free Withdrawals [3]	10% free withdrawal provision	10% free withdrawal provision	15%/cumulative to 30% free withdrawal provision	A choice of three free withdrawal features. (a charge may apply)
Nursing Home Waiver – Waiver of Contingent Deferred Sales Charge [4]	Not Available	Included	Included	Available for an additional charge
Contingent Deferred Sales Charge [5]	7 year contingent deferred sales charge schedule	7 year contingent deferred sales charge schedule	7 year contingent deferred sales charge schedule	Choice of three contingent deferred sales charge schedules (a credit or charge may apply)
Credit Features [6]	Case Size Credit; Electronic Document Delivery Credit	Case Size Credit; Electronic Document Delivery Credit	Case Size Credit; Electronic Document Delivery Credit	Case Size Credit; Electronic Document Delivery Credit; Persistency Credit
Guaranteed Minimum Income Benefit Feature [7]	Not Available	Not Available	Not Available	Available with an additional charge
Guaranteed Minimum Accumulation Benefit Feature [7]	Not Available	Not Available	Not Available	Available with an additional charge
Equalizer Benefit Feature [7]	Not Available	Not Available	Not Available	Available with an additional charge

*	Certain contract features may not be available in all states.
1	See “Table of Fees and Expenses” and “Expenses” for further explanation.
2	See “Death Benefit” and “Additional Transitions Custom Plan Contract Features” for further explanation.
3	See “Free Withdrawals” and “Additional Transactions Custom Plan Contract Features” for further explanation.
4	See “Nursing Home Waiver Benefit” and “Additional Transitions Custom Plan Contract Features” for further explanation.
5	See “Contingent Deferred Sales Charge” and “Additional Transitions Custom Plan Contract Features” for further explanation.
6	See “Credit Features” for further explanation.
7	See “Additional Transitions Custom Plan Contract Features” for further explanation.
8	In certain states, the Package II Death Benefit may be the Basic Death Benefit with 3 Year Reset Feature.

Table II

There are potential cost differences between the Transitions Custom Plan and the Transitions Package Plan, even when contract features are selected under the Transitions Customs Plan to match the features of a Transitions Package Plan. The table illustrates the current and maximum charges you would incur if you elected contract features under the Transitions Custom Plan that match the contract features that are included under each of the Transitions Package Plans.

	Custom Plan		Package I
Contract Features Custom Plan/Package I [1]	Current	Maximum	Current	Maximum
Basic Death Benefit	—	—	—	—
10% Free Withdrawal	—	—	—	—
Total Separate Account Expenses	0.95%	1.75%	0.95%	1.75%

Total Charges	0.95%	1.75%	0.95%	1.75%

	Custom Plan			Package II
Contract Features Custom Plan/Package II 1	Current	Maximum		Current	Maximum
Basic Death Benefit with 5% Roll-up Feature 2	0.40%	0.50%-1.20%	[3]	—	—
10% Free Withdrawal	—	—		—	—
Nursing Home Waiver	0.05%	0.10%		—	—
Total Separate Account Expenses	0.95%	1.75%		1.30%	1.75%

Total Charges	1.40%	2.35%-3.05%		1.30%	1.75%

	Custom Plan			Package III
Contract Features Custom Plan/Package III 1	Current	Maximum		Current	Maximum
Basic Death Benefit with Annual Ratchet Feature	0.25%	0.35%-0.80%	[3]	—	—
Earnings Enhancement Benefit	0.15%	0.45%		—	—
15% Cumulative to 30% Free Withdrawal	0.15%	0.15%		—	—
Nursing Home Waiver	0.05%	0.10%		—	—
Total Separate Account Expenses	0.95%	1.75%		1.55%	1.75%

Total Charges	1.55%	2.80%-3.25%		1.55%	1.75%

1	Certain contract features may not be available in all states.
2	In certain states, the death benefit available under Transitions Package II may be the Basic Death Benefit with 3 Year Reset Feature. The total current and maximum charges under Transitions Package II in these states are 1.30% and 1.75%, respectively. The current charge for this death benefit feature under the Transitions Custom Plan is 0.10%. The maximum charge for this death benefit feature under the Transitions Custom Plan varies by age and is 0.20%-0.70%. The total current and maximum charges for a Transitions Custom Plan with contract features that match Transitions Package II contract features (as available in contracts issued in these states) are 1.10% and 2.05%-2.55%, respectively. Please see the “Table of Fees and Expenses for the Transitions Custom Plan” for further explanation of the maximum charges for this death benefit feature.
3	The maximum charges for these contract features vary by age. Please see the “Table of Fees and Expenses for the Transitions Custom Plan” for further explanation.

Please note that, at your option, you may select additional contract features under the Transitions Custom Plan, for additional charges, that are not available under the Transitions Package Plan. We also note that the persistency credit is automatically included in the Transitions Custom Plan and not in the Transitions Package Plan; the persistency credit is included in the price of the Transitions Custom Plan.

Table III – Transitions Custom Plan

Contract Feature [1]
Total Separate Account Annual Expenses [2]	0.95%
Death Benefit [3]

You automatically receive the Basic Death Benefit, unless you choose one of the following features.

Instead of the Basic Death Benefit, you can choose any one of the following:

•    Contract Value Death Benefit (credit)

•    Basic Death Benefit with 3 Year Reset Feature (charge)

•    Basic Death Benefit with 5% Roll-up Feature (charge)

•    Basic Death Benefit with Annual Ratchet Feature (charge)

•    Basic Death Benefit with Combination Feature (charge)

Earnings Enhancement Benefit [3]

Available, for an additional charge, if you add it to one of the following Death Benefits:

•    Contract Value Death Benefit

•    Basic Death Benefit

•    Basic Death Benefit with 3 Year Reset Feature

•    Basic Death Benefit with 5% Roll-up Feature

•    Basic Death Benefit with Annual Ratchet Feature

•    Basic Death Benefit with Combination Feature

Free Withdrawals [4,5]

You automatically receive a 10% free withdrawal feature, unless you replace this with one of the following features:

Instead of the 10% free withdrawal feature, you can elect one of the following:

•    10%/20% Free Withdrawal Feature (charge)

•    15%/Cumulative to 30% Free Withdrawal Feature (charge)

Nursing Home Waiver – Waiver of Contingent Deferred Sales Charge [4,6]	Available for an additional charge.
Contingent Deferred Sales Charge [4,7]

You automatically receive the 7 year contingent deferred sales charge schedule.

Instead of the 7 year contingent deferred sales charge schedule, you may elect one of the following with a credit given or a charge assessed:

•    5 year contingent deferred sales charge schedule (charge)

•    9 year contingent deferred sales charge schedule (credit)

Credit Features [8]	• Case Size Credit • Electronic Document Delivery Credit • Persistency Credit
Guaranteed Minimum Income Benefit Feature [9]

You may elect, for an additional charge, one of the following Guaranteed Minimum Income Benefit features:

•    Return of Purchase Payment

•    3% Guaranteed Minimum Income Benefit

•    5% Guaranteed Minimum Income Benefit

Guaranteed Minimum Accumulation Benefit Feature [9]	You may elect, for an additional charge, one of the following Guaranteed Minimum Accumulation Benefit features: • Return of Purchase Payment • Two Times Return of Purchase Payment
Equalizer Benefit Feature [4,9]	Available for an additional charge.

1	Certain contract features may not be available in all states.

2	See “Table of Fees and Expenses” and “Expenses” for further explanation.

3	See “Death Benefit” and “Additional Transitions Custom Plan Contract Features” for further explanation.

4	This contract feature is only available at the time you purchase your contract.

5	See “Free Withdrawals” and “Additional Transitions Custom Plan Contract Features” for further explanation.

6	See “Nursing Home Waiver Benefit” and “Additional Transitions Custom Plan Contract Features” for further explanation.

7	See “Contingent Deferred Sales Charge” and “Additional Transitions Custom Plan Contract Features” for further explanation.

8	See “Credit Features” for further explanation.

9	See “Additional Transitions Custom Plan Contract Features” for further explanation.

Table of Fees and Expenses

The following tables describe the fees and expenses you pay when buying, owning, and surrendering the contract. In addition to other fees and expenses shown below, premium taxes may also apply, but are not reflected below.

Transitions Custom Plan

Standard Contract Expenses

I.  The first table describes the fees and expenses that you will pay at the time that you transfer the value between investment choices, or surrender the contract. We do not deduct a sales charge when we receive a purchase payment, but we may assess a contingent deferred sales charge as noted below.

Owner Transaction Expenses	Current	Maximum
Transfer Fee During the Accumulation Phase	$0	12 free transfers per calendar year; thereafter, $20 per transfer.
Contingent Deferred Sales Charge (as a percentage of amount withdrawn or applied to Annuity Option E)
Standard	7%	7%
Optional Five Year (extra charge applies)	7%	7%
Optional Nine Year (credit provided)	8%	8%

Contingent Deferred Sales Charge Schedules

Standard Contract Year	1	2	3	4	5	6	7	8 and later
Percentage	7%	7%	7%	6%	5%	4%	3%	0%

Optional Five Year (extra charge applies) Contract Year	1	2	3	4	5	6 and later
Percentage	7%	7%	7%	6%	5%	0%

Optional Nine Year (credit provided) Contract Year	1	2	3	4	5	6	7	8	9	10 and later
Percentage	8%	8%	7%	6%	5%	4%	3%	2%	1%	0%

II.  The next table describes fees and expenses you will pay periodically during the time you own the contract, not including underlying fund fees and expenses deducted.

Periodic Contract Charges

	Current		Maximum
Annual Contract Maintenance Charge	$40	[1]	$60
Separate Account Annual Expenses (as a percentage of average account value in the separate account)
Mortality and Expense Risk Charge	0.80%		1.50%
Administrative Charge	0.15%		0.25%

Total Separate Account Annual Expenses	0.95%		1.75%

1	Currently waived if contract value is $100,000 or greater when we are to assess the charge.

Additional Transitions Custom Plan Contract Owner Expenses:

For an additional charge, there are a number of additional contract features available to you if you elect the Transitions Custom Plan. You must elect these features when you apply for a contract unless otherwise stated. If you elect an additional feature after the time you apply for a contract, the effective date of your election must be on your contract anniversary date immediately following your election. If you elect an additional feature, it will replace the corresponding standard feature available under the Transitions Custom Plan. Certain contract features may not be available in all states.

If you elect one or more of the following additional features, we will deduct a corresponding charge for each feature you elect. Charges for the additional features are in addition to the standard contract expenses.

In the first contract year, we base all charges for additional contract features on your purchase payments received by us during that contract year. We will assess a charge for each additional contract feature upon our receipt of each purchase payment made to your contract during your first contract year.

At the end of your first contract year and at the end of every contract year thereafter, we will calculate the charge for each additional contract feature based on your contract value at that time and we will deduct the charge on each contract anniversary while the feature is in effect.

Five Year Contingent Deferred Sales Charge Feature

For an additional charge, you can elect to receive a five year contingent deferred sales charge schedule instead of the standard Transitions Custom Plan seven year contingent deferred sales charge schedule.

	Current Charge	Maximum Charge
Five Year Contingent Deferred Sales Charge Feature	0.20%	0.20%

Additional Free Withdrawal Features

For an additional charge, you can elect one of the following free withdrawal features as a replacement for the standard Transitions Custom Plan 10% free withdrawal provision:

	Current Charge	Maximum Charge
1. 10%/20% Free Withdrawal Feature	0.25%	0.25%
	Current Charge	Maximum Charge
2. 15%/Cumulative to 30% Free Withdrawal Feature	0.15%	0.15%

Additional Death Benefit Features

For an additional charge, you can elect one of the following death benefit features as a replacement for the basic death benefit which is the standard death benefit for the Transitions Custom Plan:

	Current Charge	Maximum Charge Ages:
		18-60	61-70	71+
1. Basic Death Benefit with 3 Year Reset Feature	0.10%	0.20%	0.30%	0.70%
	Current Charge	Maximum Charge Ages:
		18-60	61-70	71+
2. Basic Death Benefit with 5% Roll-up Feature	0.40%	0.50%	0.75%	1.20%
	Current Charge	Maximum Charge Ages:
		18-60	61-70	71+
3. Basic Death Benefit with Annual Ratchet Feature	0.25%	0.35%	0.55%	0.80%
	Current Charge	Maximum Charge Ages:
		18-60	61-70	71+
4. Basic Death Benefit with Combination Feature	0.45%	0.50%	0.80%	1.25%

Earnings Enhancement Benefit Feature

For an additional charge, you can elect the earnings enhancement benefit to supplement any death benefit feature you have elected under the Transitions Custom Plan.

	Current Charge	Maximum Charge
1. Earnings Enhancement Benefit if added to the Basic Death Benefit	0.25%	0.45%
	Current Charge	Maximum Charge
2. Earnings Enhancement Benefit if added to the Contract Value Death Benefit	0.30%	0.45%
	Current Charge	Maximum Charge
3. Earnings Enhancement Benefit if added to the Basic Death Benefit with 3 Year Reset Feature	0.20%	0.45%
	Current Charge	Maximum Charge
4. Earnings Enhancement Benefit if added to the Basic Death Benefit with 5% Roll-Up Feature	0.15%	0.45%
	Current Charge	Maximum Charge
5. Earnings Enhancement Benefit if added to the Basic Death Benefit with Annual Ratchet Feature	0.15%	0.45%
	Current Charge	Maximum Charge
6. Earnings Enhancement Benefit if added to the Basic Death Benefit with Combination Feature	0.15%	0.45%

Guaranteed Minimum Income Benefits

For an additional charge, you can elect one of the following three guaranteed minimum income benefit options as an additional feature for a Transitions Custom Plan contract:

	Current Charge	Maximum Charge
1. Return of Purchase Payment Guaranteed Minimum Income Benefit	0.05%	0.20%
	Current Charge	Maximum Charge
2. 3% Guaranteed Minimum Income Benefit	0.20%	0.30%
	Current Charge	Maximum Charge
3. 5% Guaranteed Minimum Income Benefit	0.35%	0.55%

Guaranteed Minimum Accumulation Benefits

For an additional charge, you can elect one of the following two guaranteed minimum accumulation benefit options as an additional feature for a Transitions Custom Plan contract:

	Current Charge	Maximum Charge
1. Return of Purchase Payment Guaranteed Minimum Accumulation Benefit	0.35%	0.50%
	Current Charge	Maximum Charge
2. Two Times Return of Purchase Payment Guaranteed Minimum Accumulation Benefit	0.35%	0.50%

Nursing Home Waiver Benefit

For an additional charge, you can elect the nursing home waiver as an additional feature for a Transitions Custom Plan contract:

	Current Charge	Maximum Charge
Nursing Home Waiver Feature	0.05%	0.10%

Equalizer Benefit

For an additional charge, you can elect the equalizer benefit as an additional feature for a Transitions Custom Plan contract:

	Current Charge	Maximum Charge
Equalizer Benefit Feature	0.50%	0.60%

Transitions Packages I, II & III

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

I.  The first table describes the fees and expenses that you will pay at the time that you transfer the value between investment choices, or surrender the contract. We do not deduct a sales charge when we receive a purchase payment, but we may assess a contingent deferred sales charge as noted below. Premium taxes may also be deducted, but are not reflected below.

Owner Transaction Expenses	Current	Maximum
Transfer Fee During the Accumulation Phase	$0	12 free transfers per calendar year; thereafter, $20 per transfer.
Contingent Deferred Sales Charge (as a percentage of amount withdrawn or applied to Annuity Option E)	7%	7%

Contingent Deferred Sales Charge Schedule

Contract Year	1	2	3	4	5	6	7	8 and later
Percentage	7%	7%	7%	6%	5%	4%	3%	0%

II.  The next table describes fees and expenses you will pay periodically during the time you own the contract, not including fees and expenses deducted by the funds you select.

Periodic Contract Charges

	Current	Maximum
Annual Contract Maintenance Charge	$40 [1]	$60

Separate Account Annual Expenses (as a percentage of average account value in the separate account)
	Transitions Package I	Transitions Package I
Mortality and Expense Risk Charge	0.80%	1.50%
Administrative Charge	0.15%	0.25%
Total Separate Account Annual Expenses	0.95%	1.75%
	Transitions Package II	Transitions Package II
Mortality and Expense Risk Charge	1.15%	1.50%
Administrative Charge	0.15%	0.25%
Total Separate Account Annual Expenses	1.30%	1.75%
	Transitions Package III	Transitions Package III
Mortality and Expense Risk Charge	1.40%	1.50%
Administrative Charge	0.15%	0.25%
Total Separate Account Annual Expenses	1.55%	1.75%

Annual Fund Operating Expenses

While you own the contract, if your assets are invested in any of the sub-accounts, you will be subject to the fees and expenses charged by the fund in which that sub-account invests. The table below shows the lowest and highest total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2014 (before any waivers or reimbursements). More detail concerning each fund’s fees and expenses that you may periodically be charged during the time that you own the contract is contained in each fund prospectus. Current and future expenses may be higher or lower than those shown.

Charge	Lowest	Highest
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.39%	1.70%

1	Currently waived if contract value is $100,000 or greater when we are to assess the charge.

Examples

Transitions Custom Plan

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw any contract value at the end of each year shown, or that you decide to begin the income phase at the end of each year shown and we do not deduct a contingent deferred sales charge.

Both Example I and Example II assume:

•	that you invest $10,000 in the contract for the time periods indicated,
•	that you allocate it to a sub-account that has a 5% gross return each year,
•	that the current and maximum fees and expenses in the “Table of Fees and Expenses” apply (the current expenses include separate account expenses of 0.95% and a charge of 2.30%, which is the current charge for the maximum number of additional contract features under the Transitions Custom Plan and the maximum expenses include separate account expenses of 1.75% and a charge of 3.90%, which is the maximum charge for the maximum number of additional contract features under the Transitions Custom Plan), and
•	that you selected one of two sub-accounts:
1)	the one that invests in the fund with the highest total operating expenses; or
2)	the one that invests in the fund with the lowest total operating expenses.

Examples Using Current Expenses.  Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-account with highest total operating expenses	$1,128	$2,125	$2,942	$4,985	$498	$1,494	$2,491	$4,985
Sub-account with lowest total operating expenses	$1,006	$1,772	$2,366	$3,898	$367	$1,116	$1,885	$3,898

Examples Using Maximum Expenses.  Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-account with highest total operating expenses	$1,353	$2,683	$3,877	$6,647	$740	$2,166	$3,525	$6,647
Sub-account with lowest total operating expenses	$1,231	$2,346	$3,355	$5,797	$609	$1,806	$2,977	$5,797

The examples using current expenses reflect the annual contract maintenance charge of $40 as an annual charge of 0.03%. The examples using maximum expenses reflect the annual contract maintenance charge of $60 as an annual charge of 0.05%.

The examples do not reflect any premium taxes. However, premium taxes may apply. The examples should not be considered a representation of past or future expenses. Your actual expenses may be higher or lower than those shown in the examples. The assumed 5% annual rate of return is hypothetical. Actual returns may be greater or less than the assumed hypothetical return.

There is an accumulation unit value history in “Appendix A – Condensed Financial Information.”

Transitions Packages I, II & III

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw any contract value at the end of each year shown, or that you decide to begin the income phase at the end of each year shown and we do not deduct a contingent deferred sales charge.

Both Example I and Example II assume:

•	that you invest $10,000 in the contract for the time periods indicated,
•	that you allocate it to a sub-account that has a 5% gross return each year,
•	that the current and maximum fees and expenses in the “Table of Fees and Expenses” apply (for total separate account charges we assumed the current charge for Transitions Package III of 1.55% and for total separate account charges we assumed the maximum charge for Transitions Packages I, II & III of 1.75%), and
•	that you selected one of two sub-accounts:
1)	the one that invests in the fund with the highest total operating expenses; or
2)	the one that invests in the fund with the lowest total operating expenses.

Examples Using Current Expenses

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-account with highest total operating expenses	$936	$1,524	$2,087	$3,557	$329	$1,005	$1,703	$3,557
Sub-account with lowest total operating expenses	$814	$1,155	$1,464	$2,274	$198	$613	$1,053	$2,274

Examples Using Maximum Expenses

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-account with highest total operating expenses	$957	$1,585	$2,189	$3,758	$351	$1,070	$1,810	$3,758
Sub-account with lowest total operating expenses	$835	$1,218	$1,571	$2,502	$220	$680	$1,165	$2,502

The examples using current expenses reflect the annual contract maintenance charge of $40 as an annual charge of 0.05%. The examples using maximum expenses reflect the annual contract maintenance charge of $60 as an annual charge of 0.07%.

The examples do not reflect any premium taxes. However, premium taxes may apply. The examples should not be considered a representation of past or future expenses. Your actual expenses may be higher or lower than those shown in the examples. The assumed 5% annual rate of return is hypothetical. Actual returns may be greater or less than the assumed hypothetical return.

There is an accumulation unit value history in “Appendix A – Condensed Financial Information.”

There is information concerning compensation payments we make to sales representatives in connection with sale of the contracts in “Other Information – Distribution.”

The Company

In this prospectus, “we,” “us,” “our” and “the Company” refer to Massachusetts Mutual Life Insurance Company (MassMutual). MassMutual is a diversified financial services company providing life insurance, disability income insurance, long-term care insurance, annuities and retirement products to individual and institutional customers. MassMutual is organized as a mutual life insurance company. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

Ownership of the Contract

Owner

In this prospectus, “you” and “your” refer to the owner. The owner is named at the time you apply for a contract. The owner can be an individual or a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities). We will not issue a contract to you if you have passed age 90 (age 85 for New York contracts) as of the date we proposed to issue the contract.

If your contract is non-qualified and owned by a non-natural person, the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract is in the accumulation phase. This treatment is not generally applied to a contract held by a trust or other entity as an agent for a natural person. Before purchasing a contract to be owned by a non-natural person or before changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact. See “Taxes – Non-Natural Owner.”

As the owner of the contract, you exercise all rights under the contract. You may change the owner of a non-qualified contract at any time prior to the annuity date by written request and subject to our approval. Changing the owner may result in tax consequences. On and after the annuity date, you continue as the owner.

Joint Owner

Non-qualified contracts can be owned by joint owners. We will use the age of the oldest joint owner to determine all applicable benefits under the contract. We will not issue a contract to you if either proposed joint owner has passed age 90 (age 85 for New York contracts) as of the date we proposed to issue the contract. If there are joint owners, we require authorization from both joint owners for all transactions.

Annuitant

The annuitant is the person on whose life we base annuity payments. You designate the annuitant at the time of application. We will not issue a contract to you if the proposed annuitant has passed age 90 (age 85 for New York contracts) as of the date we proposed to issue the contract. You may change the annuitant before the annuity date subject to our approval. However, the annuitant may not be changed on a contract owned by a non-natural person unless the contract was issued under a plan pursuant to IRS Code Section 401(a), 408(a), 408(b) or 408A. We will use the age of the annuitant to determine all applicable benefits under a contract owned by a non-natural person.

Beneficiary

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time of application. You may change the beneficiary at any time before you die. To change the irrevocable beneficiary, we must receive written authorization on our form in good order at our Service Center from the irrevocable beneficiary.

If you are married and your contract is issued under an ERISA plan, your ability to name a primary beneficiary other than your spouse is restricted.

Age

How We Determine Age of Annuitant, Owner and Beneficiary

In this prospectus the term “age,” except when discussed in regards to specific tax provisions, is defined as “insurance age,” which is a person’s age on his/her birthday nearest the date for which the age is being determined. This means we calculate your age based on your nearest birthday, which could be either your last birthday or your next. For example, age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months.

Additional Purchase Payments

We no longer sell the MassMutual Transitions variable annuity contract. However, we do continue to administer the contracts and you may continue making additional purchase payments to your existing contract.

The minimum amount we accept for your initial purchase payment is:

•	$15,000 when the contract is bought as a non-qualified contract; or
•	$2,000 if you are buying the contract as part of an IRA (Individual Retirement Annuity).

The minimum amount that you may allocate to a Long-Term Guarantee Fixed Account is $1,000.

If, when you apply for your contract, you elect to make purchase payments under our automatic investment plan option, we will allow you to satisfy the minimum initial payment requirement by making 12 consecutive monthly payments of as little as:

•	$1,250 for a non-qualified contract, or
•	$166.66 for an IRA contract.

Additional purchase payments may be made to this contract. However, additional purchase payments of less than $250 are subject to our approval.

The maximum amount of cumulative purchase payments we accept without our prior approval is based on your age when we issued the contract. The maximum amount is:

•	$1 million up to age 75; or
•	$500,000 if older than age 75

For contracts issued in New Jersey, the maximum amount of cumulative purchase payments we accept is based on your age when we issued the contract. The maximum amount is:

•	$1 million up to age 75; or
•	$500,000 if older than age 75.

If the owner is not a natural person, these purchase payment limits will apply to the annuitant’s age. If there are joint owners, age refers to the oldest joint owner.

You may make your initial purchase payment, along with your complete application, by giving them to your registered representative. You can make additional purchase payments:

•	by mailing your check that clearly indicates your name and contract number to our lockbox:

First Class Mail

MassMutual Transitions

Annuity Payment Services

MassMutual P.O. Box 74908

Chicago, IL 60675-4908

Overnight Mail

MassMutual Transitions

Annuity Payment Services

350 North Orleans Street

Receipt & Dispatch, 8th Floor

Suite 4908

Chicago, IL 60654

•	by Wire Transfer:

JP Morgan Chase Bank

New York, New York

ABA #021000021

MassMutual Account #323956297

Ref: Annuity Contract #

Name: (Your Name)

You may also send purchase payments to our Service Center. We have the right to reject any application or purchase payment.

Automatic Investment Plan (AIP).  Under the AIP, you may authorize us to periodically draw funds from an account of your choosing (restrictions may apply) for the purpose of making purchase payments to your contract. Contact our Service Center for information regarding setting up an AIP and any restrictions regarding use of AIP.

Allocation of Purchase Payments

When you purchase your contract, we will apply your purchase payment among the investment choices according to the allocation instructions you provide. If you make additional purchase payments and do not provide new allocation instructions, we will apply each according to the allocation instructions we have on record.

Currently, there is no limit to the number of investment choices that you may invest in at any one time. However, we reserve the right to limit the number of investment choices that you may invest in to a maximum of 18 investment choices (including the fixed accounts) at any one time in the event administrative burdens require such a limitation.

Once we receive your initial purchase payment and the necessary information in good order at our Service Center, we will issue your contract and apply your initial purchase payment within 2 business days. If you do not give us all of the information we need to issue your contract, we will notify you. When we receive all of the necessary information, we will then apply your initial purchase payment within 2 business days. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or obtain your permission to keep it until we receive all of the necessary information.

If you add more money to your contract by making additional purchase payments, we will credit these amounts to your contract on the business day we receive them and all necessary information at our Service Center or lockbox. If we receive your purchase payment at our Service Center or lockbox on a non-business day or after the business day closes, we will credit the amount to your contract effective the next business day. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time.

Replacement of Life Insurance or Annuities

A “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated or used in a financed purchase. A “financed purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest. You should be aware that the person selling you the new policy or contract will generally earn a commission if you buy the new policy or contract through a replacement. Remember that if you replace a policy or contract with another policy or contract, you might have to pay a surrender charge on the replaced policy or contract, and there may be a new surrender charge period for the new policy or contract. In addition, other charges may be higher (or lower) and the benefits may be different.

If you purchase the contract described in this prospectus in exchange for an existing policy or contract from another company, we may not receive your initial purchase payment from the other company for a substantial period of time after we receive your signed application.

You should also note that once you have replaced your variable life insurance policy or annuity contract, you generally cannot reinstate it even if you choose not to accept your new variable life insurance policy or annuity contract during your “free look” period. The only exception to this rule would be if your previously issued contract was issued in a state that requires the insurer to reinstate the previously surrendered policy or contract if the owner chooses to reject their new variable life insurance policy or annuity contract during the “free look” period.

Right to Cancel Your Contract

You have a right to examine your contract. If you change your mind about owning your contract, you can cancel it within 10 calendar days after receiving it. However, this time period may vary by state. When you cancel the contract within this time period, we will not assess a contingent deferred sales charge. Unless your state has other requirements, you will receive your contract value as of the business day we receive your contract and your written request in good order at our Service Center, and your contract will be terminated. If you purchase this contract as an IRA, we will return the greater of your purchase payments less any withdrawals you took, or the contract value. For contracts issued in New York, you will receive your contract value plus any previously deducted charges.

Investment Choices

You have a number of investment choices in this contract. These investment choices currently include multiple fixed account options as well as over forty funds which are offered through our separate account. All of the investment choices are currently available under the Transitions Custom Plan and the Transitions Package Plan versions of the contract.

Choose Investment Choices Appropriate for You.  When electing among your available investment choices consider your circumstances, investment goals, financial situation and risk tolerance. After you elect investment choices for your initial purchase payment, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate. Through the contract we offer a number of investment choices, but we do not recommend or endorse any particular investment choice and we do not provide investment advice. Because investment risk is borne by you, carefully consider your investment choice elections.

Understand the Risks Associated with Your Investment Choices.  If your contract value is allocated to a fund, your contract value will be influenced by the investment performance of that fund. You will want to read the fund prospectus, especially the section discussing the risks of investing in the fund. We will deliver current fund prospectuses and/or current summary fund prospectuses to you. You may also contact our Service Center to request current fund prospectuses and summary fund prospectuses. Summary fund prospectuses for certain funds may be unavailable.

Be Informed.  Read this prospectus. Also review information about the funds: the fund prospectus, statement of additional information, annual report and semiannual report.

The Separate Account

We established Massachusetts Mutual Variable Annuity Separate Account 4 (separate account) as a separate account under Massachusetts law on July 9, 1997. The separate account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The separate account holds the assets that underlie the contracts, except those assets allocated to our general account. We keep the separate account assets separate from the assets of our general account and other separate accounts. The separate account is divided into sub-accounts, each of which invests exclusively in a single investment choice.

We own the assets of the separate account. We credit gains to, or charge losses against, the separate account, whether or not realized, without regard to the performance of other investment accounts. The separate account’s assets may not be used to pay any of our liabilities other than those arising from the contracts. If the separate account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. The obligations of the separate account are not our generalized obligations and will be satisfied solely by the assets of the separate account.

We have claimed an exclusion from the definition of the term “Commodity Pool Operator” under the Commodity Exchange Act (CEA) with respect to the separate account. Therefore, we are not subject to registration or regulation as a Commodity Pool Operator under the CEA with respect to the separate account.

The Funds

The following funds are available as investment choices under the contract. If your contract value is allocated to a fund, your contract value will be influenced by the investment performance of that fund.

These funds are only available to insurance company separate accounts and qualified retirement plans, are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names and investment goals and policies that are sold directly to the public. While a fund may have many similarities to these other publicly available mutual funds, you should not expect the investment results of the fund to be the same as the investment results of those publicly available mutual funds. We do not guarantee or make any representation that the investment results of the funds will be comparable to the investment results of any other mutual fund, even a mutual fund with the same investment adviser or manager.

Addition, Removal, Closure or Substitution of Funds

We have the right to change the funds offered through the contract, but only as permitted by law. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Changes may only impact certain contract owners. Examples of possible changes include: adding new funds or fund classes; removing existing funds or fund classes; closing existing funds or fund classes; or substituting a fund with a different fund. New or substitute funds may have different fees and expenses. We will not add, remove, close or substitute any shares attributable to your interest in a sub-account of the separate account without notice to you and prior approval of the SEC, to the extent required by applicable law. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which your contract belongs.

The Funds

The contract offers the following funds.

Fund Type	Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Asset Allocation
	MML Aggressive Allocation Fund (Initial Class) [1]	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
	MML Balanced Allocation Fund (Initial Class) [1]	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
	MML Conservative Allocation Fund (Initial Class) [1]	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
	MML Growth Allocation Fund (Initial Class) [1]	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
	MML Moderate Allocation Fund (Initial Class) [1]	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
Money Market
	MML Money Market Fund (Initial Class) [2]	Adviser: MML Investment Advisers, LLC Sub-Adviser: Babson Capital Management LLC
	Oppenheimer Money Fund/VA (Non-Service) [3,4]	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
Fixed Income
	MML High Yield Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Babson Capital Management LLC
	MML Inflation-Protected and Income Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Babson Capital Management LLC
	MML Managed Bond Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Babson Capital Management LLC
	MML Short-Duration Bond Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Babson Capital Management LLC
	MML Total Return Bond Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Metropolitan West Asset Management, LLC
	Oppenheimer Global Strategic Income Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
Balanced
	MML Blend Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Babson Capital Management LLC

Fund Type	Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Balanced (continued)
	Oppenheimer Conservative Balanced Fund/VA (Non-Service) [5]	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
Large Cap Value
	MML Equity Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Advisers: OppenheimerFunds, Inc. and Loomis, Sayles & Company, L.P.
	MML Equity Income Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.
	MML Fundamental Value Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company, LLP
	MML Income & Growth Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: BlackRock Investment Management, LLC
Large Cap Blend
	Fidelity® VIP Contrafund® Portfolio (Initial Class)	Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc.
	Invesco V.I. Diversified Dividend Fund (Series I)	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A
	MML Equity Index Fund (Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Northern Trust Investments, Inc.
	MML Focused Equity Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Harris Associates L.P.
	MML Growth & Income Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Massachusetts Financial Services Company
	Oppenheimer Main Street Fund®/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
Large Cap Growth
	MML Blue Chip Growth Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.
	MML Fundamental Growth Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company, LLP
	MML Large Cap Growth Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Rainier Investment Management, LLC
	Oppenheimer Capital Appreciation Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
Small/Mid Cap Value
	MML Mid Cap Value Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: American Century Investment Management, Inc.
	MML Small/Mid Cap Value Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: AllianceBernstein L.P.

Fund Type	Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Small/Mid Cap Blend
	MML Small Cap Equity Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: OppenheimerFunds, Inc.
Small/Mid Cap Growth
	MML Mid Cap Growth Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.
	MML Small Cap Growth Equity Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Advisers: Waddell & Reed Investment Management Company and Wellington Management Company, LLP
	Oppenheimer Discovery Mid Cap Growth Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
International/Global
	MML Foreign Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Templeton Investment Counsel, LLC
	MML Global Fund (Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Massachusetts Financial Services Company
	MML International Equity Fund (Service Class I)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Harris Associates L.P.
	Oppenheimer Global Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
	Oppenheimer International Growth Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
Specialty
	Invesco V.I. Global Health Care Fund (Series I)	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A
	Invesco V.I. Technology Fund (Series I)	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A
	MML Managed Volatility Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Gateway Investment Advisers, LLC
	Oppenheimer Global Multi-Alternatives Fund/VA (Service)	Adviser: OFI Global Asset Management, Inc. Sub-Advisers: OppenheimerFunds, Inc. / Cornerstone Real Estate Advisers LLC / OFI SteelPath, Inc.
	PIMCO CommodityRealReturn® Strategy Portfolio (Advisor Class)	Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A
	VY Clarion Global Real Estate Portfolio (Class S)	Adviser: Voya Investments, LLC Sub-Adviser: CBRE Clarion Securities LLC

1	These are funds-of-funds investment choices. They are known as funds-of-funds because they invest in other underlying funds. A fund offered in a fund-of-funds structure may have higher expenses than a direct investment in the underlying funds because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying fund in which it invests.

2	An investment in the MML Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to maintain a stable net asset value per share, it is possible to lose money by investing in the fund. The yield of this fund may become very low during periods of low interest rates. After deduction of Separate Account charges, the yield in the sub-account that invests in this fund could be negative.

3	Unavailable in contracts issued on or after January 19, 2008.

4	An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. The yield of this fund may become very low during periods of low interest rates. After deduction of Separate Account charges, the yield in the sub-account that invests in this fund could be negative.

5	Effective May 1, 2009 and after, you may not allocate any new money to this fund via purchase payments or transfers.

There is no assurance that the funds will achieve their stated objective. The fund prospectuses contain more detailed information about the funds. We will deliver current fund prospectuses and/or current summary fund prospectuses to you. You may also contact our Service Center to request current fund prospectuses and summary fund prospectuses. Summary fund prospectuses for certain funds may be unavailable. You should read the information contained in the fund prospectuses carefully before investing.

Compensation We Receive from Funds, Advisers and Sub-Advisers

Compensation We Receive from Advisers and Sub-Advisers.  We and certain of our insurance affiliates receive compensation from the advisers and sub-advisers to some of the funds. We may use this compensation for any corporate purpose, including paying expenses that we incur in promoting, issuing, distributing and administering the contract and, providing services, on behalf of the funds, in our role as intermediary to the funds. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that fund that are attributable to the variable annuity and variable life insurance products issued by us and our affiliates that offer the particular fund (MassMutual’s variable contracts). These percentage rates differ, but currently do not exceed 0.25%. Some advisers and sub-advisers pay us more than others; some do not pay us any such compensation.

The compensation is not reflected in the expenses that are disclosed for the funds in “Table of Fees and Expenses - Annual Fund Operating Expenses” because this compensation is not paid directly out of the funds’ assets. However, these payments may be derived, in whole or in part, from the advisory fee deducted from fund assets. Contract owners, through their indirect investment in the funds, bear the costs of these advisory fees (see the funds’ prospectuses for more information).

In addition, we may receive fixed dollar payments from the advisers and sub-advisers to certain funds so that the adviser and sub-adviser can participate in sales meetings conducted by MassMutual. Attending such meetings provides advisers and sub-advisers with opportunities to discuss and promote their funds. For a list of the funds whose advisers and sub-advisers currently pay such compensation, visit www.massmutual.com/legal/compagreements or call our Service Center at the number shown on page 1 of this prospectus.

Compensation We Receive from Funds.  We and certain of our affiliates also receive compensation from certain funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. This compensation is paid out of the fund’s assets and may be as much as 0.25% of the average net assets of an underlying fund which are attributable to MassMutual’s variable contracts. This compensation is specified as 12b-1 fees in the “Table of Fees and Expenses – Annual Fund Operating Expenses.” An investment in a fund with a 12b-1 fee will increase the cost of your investment in this contract.

Compensation and Fund Selection.  When selecting the funds that will be available with MassMutual’s variable contracts we consider each fund’s investment strategy, asset class, manager’s reputation, and performance. We also consider the amount of compensation that we receive from the funds, their advisers, sub-advisers, or their distributors. The compensation that we receive may be significant and we may profit from this compensation. Additionally, we offer certain funds through the contract at least in part because they are managed by us or an affiliate.

The Fixed Accounts

In most states, we offer the following fixed accounts (collectively, the fixed accounts) as investment choices:

•	Fixed Accounts for Dollar Cost Averaging (the DCA Fixed Accounts);
•	Fixed Accounts with a Long-Term Guarantee (the Long-Term Guarantee Fixed Accounts); and
•	The Fixed Account

Purchase payments allocated to the fixed accounts and transfers to the fixed accounts become part of our general account which supports insurance and annuity obligations. The general account has not been registered under the Securities Act of 1933 (1933 Act) nor is the general account registered under the Investment Company Act of 1940 (1940 Act) because of exemptive and exclusionary provisions. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. We have been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this prospectus which relate to the fixed accounts or the general account. Disclosures regarding the fixed accounts or the general account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus. For more information about our general account see “Other Information – Our Ability to Make Payments Under the Contract.”

DCA Fixed Accounts.  Each DCA Fixed Account is a fixed account from which assets are systematically transferred to any fund(s) you select. You may not transfer your contract value in the DCA Fixed Account to The Fixed Account or a Long-Term Guarantee Fixed Account. During the accumulation phase, you may choose to have your purchase payments allocated to a DCA Fixed Account for the period of the DCA Fixed Account Term (DCA Term). Your election must be in writing.

Currently, you have a choice of three DCA Fixed Accounts:

a)	DCA Fixed Account with a DCA Term of 6 months;
b)	DCA Fixed Account with a DCA Term of 12 months; or
c)	DCA Fixed Account with a DCA Term of 18 months.

To the extent permitted by law, we reserve the right to change the duration of the DCA Term in the future. Your DCA Term will terminate upon payment of the death benefit. You may participate in only one DCA Fixed Account at a time.

How to Participate in the DCA Fixed Account

To participate in the DCA Fixed Account you must apply a new purchase payment of $5,000 or greater to a DCA Term or provide us with evidence satisfactory to us that you will apply $5,000 or more to a DCA Term via transfer(s) from another financial institution. Purchase payments which originate from an annuity contract issued by us or any of our affiliates cannot be allocated to a DCA Fixed Account. We reserve the right to reject purchase payments. You cannot transfer current contract values into the DCA Fixed Account. The first DCA transfer will occur 5 business days after we receive all or a portion of the purchase payment into the DCA Fixed Account.

Any portion of the sum to be applied to the DCA Fixed Account that we receive after the start of the DCA Term, will be added to the amount in the current DCA Term and will participate only in the remaining period of that DCA Term. You may apply additional purchase payments to the current DCA term. Those additional purchase payments will be added to the amount in the current DCA Term and will participate only in the remaining period of the current DCA Term.

We only make scheduled monthly transfers from the DCA Fixed Account. The first transfer will occur 5 business days after we receive your payment allocated to the DCA Fixed Account and a completed DCA Fixed Account election form. You may not take partial withdrawals from the DCA Fixed Account. If you withdraw the entire contract value during a DCA term, we will apply our normal withdrawal provisions.

You may make a one-time transfer for your remaining contract value in the DCA Fixed Account into any of the funds prior to the expiration of your DCA Term. Your transfer will be effective on the business day we receive, in good order, your written request or telephone request at our Service Center. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern Time. If we receive your transfer request in good order at our Service Center on a non-business day or after our business day closes, your transfer request will be effective on the next business day.

We reserve the right to assess a fee for processing transactions under the DCA Fixed Account.

If you elect to make an allocation to a DCA Fixed Account, but your annuity date will occur prior to the end of that DCA Term, your DCA Term will expire early. It will expire on your annuity date. We will transfer any contract value remaining in the DCA Fixed Account on your annuity date in accordance with your DCA Fixed Account transfer instructions in effect at that time. No amounts will remain in the DCA Fixed Account after your annuity date.

We periodically set the interest rate we credit to the DCA Fixed Account. We will credit an interest rate at a rate not less than the minimum allowed by state law at the time we issue your contract. We reserve the right to change the guaranteed minimum interest rate for newly issued contracts, subject to applicable state law. The interest rate you will receive for the entire DCA Term is the interest rate in effect on the date your DCA Term begins. We guarantee the interest rate for the full DCA Term.

Long-Term Guarantee Fixed Accounts.  We currently offer four Long-Term Guarantee Fixed Accounts. You may allocate purchase payments or transfer part of your contract value to the Long-Term Guarantee Fixed Accounts during the accumulation phase of your contract. We will only accept a purchase payment or transfer to a Long-Term Guarantee Fixed Account as of the beginning of a guarantee period. The minimum purchase payment or transfer amount we permit to any of the Long-Term Guarantee Fixed Accounts is $1,000. You may only transfer contract value from a Long-Term Guarantee Fixed Account during the window period. The window period is the last 15 calendar days of a guarantee period and the first 15 calendar days of the immediately following guarantee period.

Each Long-Term Guarantee Fixed Account guarantees that we will credit your value in that fixed account with a specific rate of interest for a specific guarantee period. The guarantee periods of the Long-Term Guarantee Fixed Accounts are currently 3, 5, 7, and 10 years. The guarantee period for a Long-Term Guarantee Fixed Account begins on the date we apply the purchase payment or transferred contract value to the Long-Term Guarantee Fixed Account and ends on the last day of a guarantee period. Amounts you allocate or transfer to any of the Long-Term Guarantee Fixed Accounts earn interest at the guaranteed rate applicable to the Long-Term Guarantee Fixed Account on the date we credit the amount to the Long-Term Guarantee Fixed Account. The interest rate we credit remains constant during the Long-Term Guarantee Fixed Account guarantee period. You may allocate amounts to multiple Long-Term Guarantee Fixed Accounts. We may change the terms of the Long-Term Guarantee Fixed Accounts at any time.

We will notify you in writing regarding your renewal options prior to the last day of a guarantee period. If we receive a written request in good order at our Service Center at least 3 business days prior to the last day of a guarantee period, you may elect a renewal guarantee period from any of the guarantee periods that we are currently offering at that time to new contract owners. Alternatively, you may transfer your contract value in the Long-Term Guarantee Fixed Account to another investment choice. If you have not elected otherwise by written request sent to our Service Center, in good order, we will automatically invest your contract value in the Long-Term Guarantee Fixed Account as of the last day of the guarantee period in a Long-Term Guarantee Fixed Account with the same guarantee period as the immediately preceding guarantee period. If we are not offering a guarantee period for the same length of time as your guarantee period just ended, we will invest your contract value in a Long-Term Guarantee Fixed Account with the next shorter guarantee period being offered by us to new contract owners at that time.

A renewal guarantee period cannot be less than 12 months and cannot extend beyond your annuity date unless the period from the last day of the guarantee period to your annuity date is less than 12 months. If the period from the last day of the guarantee period to your annuity date is less than 12 months, your renewal guarantee period will be the shortest guarantee period we offer and your annuity date will become the last day of your new guarantee period.

We will send you a written notice of the guaranteed interest rate for a renewal Long-Term Guarantee Fixed Account for each available guarantee period before the last day of each guarantee period. We will credit an interest rate at a rate not less than the minimum allowed by state law at the time we issue your contract. We reserve the right to change the guaranteed minimum interest rate for newly issued contracts, subject to applicable state law.

Except during the window period, we will apply an interest rate factor adjustment to any partial or full withdrawal of contract value from a Long-Term Guarantee Fixed Account. Any withdrawal of contract value may also be subject to a contingent deferred sales charge even if the withdrawal occurs during the window period. We will apply the interest rate factor adjustment prior to assessing a contingent deferred sales charge. The interest rate factor adjustment may increase or decrease your contract value.

We will waive a negative interest rate factor adjustment if:

a)	the withdrawal is taken as part of our required minimum distribution (RMD) program;
b)	the RMD amount is calculated using only the assets held under this contract;
c)	the RMD is for the current calendar year; and
d)	in that contract year, RMD withdrawals for only a single calendar year are taken.

See Appendix B for the formula used to calculate the interest rate factor adjustment.

The Fixed Account.  You may allocate purchase payments to The Fixed Account. You can also make transfers of your contract value into or from The Fixed Account, subject to certain limitations. You do not participate in the investment performance of the assets in The Fixed Account. Instead, we credit your contract with interest at a specified rate that we declare in advance. We will credit an interest rate at a rate not less than the minimum allowed by state law at the time we issue your contract. We reserve the right to change the guaranteed minimum interest rate for newly issued contracts, subject to applicable state law. We may credit a higher rate of interest at our discretion.

Contract Value

Your contract value is the sum of your value in the separate account and the fixed accounts.

Your value in the separate account will vary depending on the investment performance of the funds you choose. In order to keep track of your contract value invested in the separate account, we use a unit of measure called an accumulation unit. During the income phase of your contract we call the unit an annuity unit.

Accumulation Units.  Every business day we determine the value of an accumulation unit for each of the separate account sub-accounts. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for insurance and other charges.

The value of an accumulation unit may go up or down from business day to business day.

The Statement of Additional Information contains more information on the calculation of the accumulation unit value.

When you make a purchase payment, we credit your contract with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the purchase payment allocated to a separate account sub-account by the value of the accumulation unit for that separate account sub-account. When you make a withdrawal, we deduct from your contract accumulation units representing the withdrawal amount.

We calculate the value of an accumulation unit for each separate account sub-account after the New York Stock Exchange closes each business day. Any change in the accumulation unit value will be reflected in your contract value.

Example.  On Monday we receive an additional purchase payment of $5,000 from you. You have told us you want this to go to the MML Managed Bond Fund. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the MML Managed Bond Fund is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 accumulation units for the MML Managed Bond Fund.

Business Days & Non-Business Days

Our business day closes when the New York Stock Exchange business day closes. The New York Stock Exchange business day usually closes at 4:00 p.m. Eastern time. Our non-business days are those days when the New York Stock Exchange is  closed.

Transfers and Transfer Programs

General Overview

We have the right to terminate, suspend, or modify the transfer and transfer program provisions described in this prospectus.

Transfers Among Investment Choices.  Generally, you can transfer all or part of your contract value among investment choices. However, there are restrictions that are detailed later in this section.

Transfer Requests.  You can transfer all or part of your contract value. You can make transfers by telephone, by internet, or by other means we authorize. To make transfers other than by telephone or internet you must submit a written request. We will use reasonable procedures to confirm that instructions given to us are genuine. We may record all telephone instructions.

Your registered representative may provide us with instructions on your behalf involving fund transfers subject to our rules and requirements, including the restrictions on frequent trading and market timing activities.

Transfer Effective Date.  Your transfer is effective on the business day we receive your request in good order at our Service Center. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your transfer request in good order at our Service Center on a non-business day or after our business day closes, your transfer request will be effective on the next business day.

Transfers During the Accumulation Phase

Transfer Fee.  You can make a transfer to or from any fund, the Long-Term Guarantee Fixed Accounts, and The Fixed Account. During the accumulation phase we do not assess a transfer fee. However, we reserve the right to allow twelve free transfers per calendar year and charge an amount of $20 per transfer in excess of twelve.

Transfer Amounts.  Currently, the minimum amount that you can transfer to a Long-Term Guarantee Fixed Account is $1,000. We currently do not restrict the amount that you can transfer to a fund or The Fixed Account. However, we reserve the right to institute a minimum transfer amount equal to $1,000 or the entire value in a fund or The Fixed Account, if less.

We currently do not require that a minimum balance remain in the fund, The Fixed Account or Long-Term Guarantee Fixed Accounts after a transfer. However, we reserve the right to impose a requirement that a $1,000 minimum balance remain in these investment choices after a transfer.

You must clearly indicate the amount and investment choices from and to which you wish to transfer.

Limits on Transfers.  References to “The Fixed Account” pertain only to The Fixed Account and not the DCA Fixed Accounts. For DCA Fixed Account transfer rules see “Investment Choices – The Fixed Accounts – DCA Fixed Accounts.”

1)	If your contract value in The Fixed Account is $500 or less at the time of your transfer, then you may transfer the entire amount out of The Fixed Account.

If your contract value in The Fixed Account is more than $500, then we limit transfers out of The Fixed Account. During the first contract year, we limit transfers from The Fixed Account to 30% of your contract value allocated to The Fixed Account as of the time of the first transfer. We limit transfers from The Fixed Account during any subsequent contract year to 30% of your contract value in The Fixed Account as of the end of the previous contract year. However, if you transfer 30% of your contract value in The Fixed Account for three consecutive contract years, your transfer in the fourth consecutive contract year may be for the entire amount in The Fixed Account, provided that you have not applied payments or transferred contract value into The Fixed Account from the time the first annual transfer was made. We measure a contract year from the anniversary of the day we issued your contract. We calculate transfers out of The Fixed Account on a first-in, first-out basis. In other words, we transfer amounts attributed to the oldest purchase payments first; then we transfer amounts attributed to the next oldest purchase payment; and so on.

2)	We allow transfers from a Long-Term Guarantee Fixed Account only during the window period. We will not apply an interest rate factor adjustment to a transfer from a Long-Term Guarantee Fixed Account during the window period. The window period is the last 15 calendar days of a guarantee period and the first 15 calendar days of the following guarantee period.

3)	We consider The Fixed Account, the Long-Term Guarantee Fixed Accounts and a money market fund to be “competing accounts.” Transfers between competing accounts are not allowed, except as described in this paragraph. For a period of ninety days following a transfer out of a competing account, no transfers may be made into that same account or any other competing account. However, transfers may be made from a money market fund to The Fixed Account and the Long-Term Guarantee Fixed Accounts, without regard to the competing account restrictions.

Limits on Frequent Trading and Market Timing Activity

This contract and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a fund in the following ways:

•	by requiring the fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and
•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all contract owners and beneficiaries under the contract, including long-term contract owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers of contract value among the funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this contract.

We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Our ability to detect frequent trading or market timing may be limited by operational or technological systems, as well as by our ability to predict strategies employed by contract owners (or those acting on their behalf) to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of funds among the sub-accounts of the separate account, there can be no assurance that we will be able to identify and curtail every instance of trading of those who trade frequently or those who employ a market timing strategy or those who act as intermediaries on behalf of such persons. Moreover, our ability to discourage and restrict frequent trading or market timing may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

In addition, some of the funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the funds may reflect lower performance and higher expenses across all contracts as a result of undetected abusive trading practices.

If we, or the investment adviser to any of the funds available with this contract, determine that a contract owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will not allow the contract owner to submit transfer requests by overnight mail, facsimile transmissions, the telephone, our website, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the fund. Orders for the purchase of fund shares may be subject to acceptance by the fund. Therefore, we reserve the right to reject, without prior notice, any fund transfer request if the investment in the fund is not accepted for any reason.

The funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the funds describe the funds’ frequent trading and market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contract owners who violate the frequent trading or market timing policies established by the fund.

Contract owners and other persons with interests in the contracts should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the funds in their ability to apply their frequent trading or market timing policies and procedures. It may also require that we restrict or prohibit further purchases or transfers as requested by a fund on all contracts owned by a contract owner whose trading activity under one variable contract has violated a fund’s frequent trading or market timing policy. If a fund believes that an omnibus order reflects one or more transfer requests from contract owners engaged in frequent trading or market timing activity, the fund may reject the entire omnibus order.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, no change will be made to your allocations per that request. We will then allow you to resubmit the rejected transfer by regular mail only.

Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from a contract owner or other person authorized to conduct a transfer;
•	limit the number of transfer requests that can be made during a contract year; and
•	require the value transferred into a fund to remain in that fund for a particular period of time before it can be transferred out of the fund.

We will apply any restrictive action we take uniformly to all contract owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity.

We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all contract owners.

Transfers During the Income Phase

You may make 6 transfers between the funds each calendar year. We will not assess a transfer fee on those transfers. You cannot transfer from the general account to a fund, but you can transfer from one or more funds to the general account once per contract year. We currently do not restrict the amount that you can transfer. However, we reserve the right to institute a minimum transfer amount equal to $1,000 or the entire value in a fund, The Fixed Account, or Long-Term Guarantee Fixed Account, if less. After a transfer, the minimum amount which must remain in a fund, The Fixed Account, or Long-Term Guarantee Fixed Account is $1,000 unless you have transferred the entire value.

Transfer Programs

For detailed rules and restrictions pertaining to these programs and instructions for electing a program contact our Service Center.

Overview.  We currently offer the following transfer programs:

1)	Separate Account Dollar Cost Averaging Program;
2)	Automatic Rebalancing Program; and
3)	Interest Sweep Option.

These programs are only available during the accumulation phase of your contract.

You may only participate in one of these programs at any one time.

You may not participate in these programs if you have a current election of a DCA Fixed Account.

Transfers made through a transfer program are not subject to transfer fees and do not count towards any free transfers you may be permitted each year.

We do not charge you for participation in these programs, though we reserve the right to charge for the programs in the future.

Separate Account Dollar Cost Averaging Program.  This program allows you to systematically transfer a set amount or percentage from a selected fund to any of the other funds. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. Dollar cost averaging does not assure a profit and does not protect you against loss in declining markets. Since dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue the program through periods of fluctuating price levels.

Your Separate Account Dollar Cost Averaging Program will terminate:

•	if you withdraw the total contract value;
•	upon payment of the death benefit;
•	if the last transfer you selected has been made;
•	if there is insufficient contract value in the source fund to make the transfer; or
•	if we receive from you, in good order, a written request or request over the telephone to terminate the program prior to the next scheduled transfer date.

Automatic Rebalancing Program.  Over time, the performance of each fund may cause your allocation to shift from your original allocation. You can direct us to automatically rebalance your contract value allocated to the funds in order to return to your original percentage allocations by selecting our Automatic Rebalancing Program. Contract value allocated to the fixed accounts cannot participate in the Automatic Rebalancing Program.

This program will terminate:

•	if you withdraw the total contract value;
•	upon payment of the death benefit;
•	if we receive from you, in good order, a written request or a request over the telephone to terminate the program
•	if we receive any unscheduled transfer request.

Interest Sweep Option.  Under this program, we will automatically transfer earnings from your contract value in The Fixed Account to any one fund or combination of funds that you select, except a money market fund. By allocating these earnings to the funds, you can pursue further growth in the value of your contract through more aggressive investments. However, the Interest Sweep Option does not assure a profit and does not protect against loss in declining markets.

This program will terminate:

•	if, as the result of a withdrawal, you no longer have contract value in The Fixed Account;
•	if, at time of transfer, no interest is available for transfer (for example, if the interest earned is required to cover contract related charges or has been part of a partial withdrawal);
•	upon payment of the death benefit; or
•	if we receive from you, in good order, a written request or request over the telephone to terminate the program prior to the next scheduled transfer date.

Withdrawals

Your ability to take a withdrawal may be restricted by certain provisions of the Internal Revenue Code. Furthermore, if your contract is issued under a qualified plan, your ability to take a withdrawal may be restricted by your plan documents. Income taxes, tax penalties, a contingent deferred sales charge and certain restrictions may apply to any withdrawal you make.

During the accumulation phase you may withdraw all or a portion of your contract value at any time.

When a partial withdrawal is made from a contract, we reflect the withdrawal as a reduction to the value of the contract’s death benefit and any elected guaranteed minimum accumulation benefit or guaranteed minimum income benefit. We describe this reduction under each feature’s description. Where we reflect the reduction as a percentage of contract value withdrawn, the benefit may be reduced by more than the actual dollar amount of the withdrawal. The reduction will be greater when the value of your contract investment choices is lower due to market performance or other variables.

If you withdraw your full contract value, the contract terminates and does not provide a death benefit, guaranteed minimum accumulation benefit or guaranteed minimum income benefit.

Unless you instruct us otherwise, we will take any partial withdrawal proportionally from your contract value in the funds, The Fixed Account, and Long-Term Guarantee Fixed Accounts. Currently, the minimum withdrawal amount must be $100 or the entire value in a fund, The Fixed Account, or a Long-Term Guarantee Fixed Account, if less. However, we reserve the right to increase the minimum withdrawal amount to $250.

We will pay any full or partial withdrawal to the qualified plan trustee or plan administrator, if you purchased your contract under a tax-qualified retirement plan, a non-qualified deferred compensation plan or a deferred compensation plan for a tax-exempt organization. The only exceptions are for required minimum distribution payments and for withdrawals from individually-owned qualified contracts.

After you make a partial withdrawal we require you to keep at least $2,000 in your contract. If your partial withdrawal is a required minimum distribution we do not require a minimum contract value following that partial withdrawal. Withdrawals may be subject to the assessment of a contingent deferred sales charge. Unless the withdrawal is during the window period, any withdrawal of contract value from a Long-Term Guarantee Fixed Account will also be subject to an interest rate factor adjustment.

We calculate partial withdrawals from The Fixed Account and Long-Term Guarantee Fixed Accounts on a first-in, first-out basis. In other words, we withdraw amounts attributed to the oldest purchase payments first; then we withdraw amounts attributed to the next oldest purchase payment; and so on.

When you make a total withdrawal you will receive the value of your contract:

•	less any contingent deferred sales charge, if applicable;
•	less any applicable premium tax;
•	less any interest rate factor adjustment, if applicable;
•	less any contract maintenance charge, if applicable, and
•	less any purchase payments we credited to your contract that have not cleared the bank, until they clear the bank.

Requests in Writing.  To request a withdrawal in writing, you must submit, in good order, to our Service Center, our partial surrender or surrender form. If your withdrawal involves an exchange or transfer of assets to another financial institution, we also require a “letter of acceptance” from the financial institution.

Requests by Other Means.  You may request certain partial and full withdrawals by other means such as telephone, facsimile or internet. Contact our Service Center for details.

Withdrawal Effective Date.  For written requests, your withdrawal is effective on the business day we receive, in good order, at our Service Center:

a)	our partial surrender or surrender form; and
b)	if applicable, a “letter of acceptance.” If we receive this item(s) at our Service Center on a non-business day or after our business day closes, your withdrawal request will be effective on the next business day.

For telephone, facsimile or internet requests, your withdrawal is effective on the business day we receive your communication in good order. For communications received after the close of the business day, your withdrawal will be effective on the next business day.

Delivery of Withdrawal Amount.  We will pay any withdrawal amount within 7 days of the withdrawal effective date, unless we are required to suspend or postpone withdrawal payments. See “Other Information – Suspension of Payments or Transfers.”

Partial Withdrawals Used to Pay Investment Advisory Fees.  Some contract owners have their assets managed by one or more investment advisers. The investment advisers may assess a fee for their services. Their fees are specified in the respective account agreements and are separate from and in addition to the contract fees and expenses described in this prospectus. Some contract owners authorize their investment advisers to take one or more partial withdrawals from the contract in order to collect advisory or investment management fees. Withdrawals taken from this contract to pay such fees may be subject to a contingent deferred sales charge, income tax and/or tax penalties. We encourage you to determine whether engaging in this activity is appropriate for you.

Systematic Withdrawal Program.  For detailed rules and restrictions pertaining to this program and instructions for electing the program contact our Service Center.

The Systematic Withdrawal Program (SWP) allows you to set up automatic periodic withdrawals from your contract value. We do not charge you for participation in the SWP. We will take any withdrawal under this program proportionally from your contract value in your selected investment choices. You may not participate in the SWP if you elected the Nursing Home Waiver Benefit and we are currently waiving the contingent deferred sales charge in accordance with that benefit.

Your SWP will end:

•	if you withdraw your total contract value;
•	if the next systematic withdrawal will lower your contract value below the minimum contract value we allow following a partial withdrawal, unless your withdrawal is a minimum required distribution;
•	if we receive, in good order, a notification of the owner’s death;
•	if we process the last withdrawal you selected;
•	if your value in a selected fund or The Fixed Account is insufficient to complete the withdrawal;
•	if you begin receiving annuity payments; or
•	if you give us, in good order, a written request or request over the telephone to terminate your program any time before or on the next withdrawal date.

Transfers Between Transitions Packages I, II & III

If you elect Transitions Package I, II or III, you may transfer among those three packages beginning on your second contract anniversary and on any contract anniversary thereafter. However, you cannot transfer from Transitions Package I, II or III to the Transitions Custom Plan. If you elect the Transitions Custom Plan, you cannot transfer to Transitions Package I, II or III.

If you elect Transitions Package I, II or III, you may transfer among those three Transition Packages subject to the following rules:

•	You will not be able to move between the Transition Packages until your second contract anniversary and then only on any contract anniversary thereafter. Your first contract anniversary is one calendar year from the date we issued your contract.
•	In order to transfer between Transitions Packages, we must receive your written request for the transfer in good order at our Service Center at least 7 calendar days prior to your contract anniversary.
•	The effective date of your newly elected Transitions Package is the contract anniversary at the end of the 7 calendar day election period.
•	Your policy must meet the minimum contract values ($15,000 for non-qualified contracts and $2,000 for qualified contracts).
•	Only one Transitions Package may be in effect at any time.
•	We will issue you a new contract schedule upon your transfer.

Expenses

This section describes the charges and deductions we make under the contract to compensate us for the services and benefits we provide, costs and expenses we incur and risks we assume. We may profit from the charges deducted and we may use any such profits for any purpose, including payment of distribution expenses. These charges and deductions reduce the return on your investment in the contract. These charges and expenses are:

Insurance Charges

Each business day we deduct our insurance charges from the assets of the separate account. We do this as part of our calculation of the value of the accumulation units and the annuity units. The insurance charge has two parts:

1)	the mortality and expense risk charge; and
2)	the administrative charge.

Mortality and Expense Risk Charge

This charge is equal, on an annual basis, to the following percentages of the daily value of the assets invested in each fund, after fund expenses are deducted:

		Transitions Package Plan
Transitions Custom Plan	Transitions Package I	Transitions Package II	Transitions Package III
0.80%	0.80%	1.15%	1.40%

This charge is for:

•	the mortality risk associated with the insurance benefits provided, including our obligation to make annuity payments after the annuity date regardless of how long all annuitants live, the death benefits, and the guarantee of rates used to determine your annuity payments during the income phase; and
•	the expense risk that the current charges will be insufficient to cover the actual cost of administering the contract.

If the current mortality and expense risk charge is not sufficient to cover the mortality and expense risk, we will bear the loss. If this is the case, we may raise the mortality and expense risk charge in order to restore profitability. We may increase this charge at any time while you own the contract, but the charge will never exceed 1.50% for the Transitions Custom Plan or Transitions Packages I, II or III. If the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the contract.

Administrative Charge

This charge is equal, on an annual basis, to the following percentages of the daily value of the assets invested in each fund, after fund expenses are deducted:

		Transitions Package Plan
Transitions Custom Plan	Transitions Package I	Transitions Package II	Transitions Package III
0.15%	0.15%	0.15%	0.15%

We assess this charge, together with the annual contract maintenance charge, to reimburse us for all the expenses associated with the administration of the contract and the separate account. Some of these expenses are: preparation of the contract, confirmations, annual reports and statements, maintenance of contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs. We may increase this charge at any time while you own the contract, but the charge will never exceed 0.25% for the Transitions Custom Plan or Transitions Packages I, II or III.

Annual Contract Maintenance Charge

At the end of each contract year, we deduct $40 from your contract as an annual contract maintenance charge. We assess this charge, together with the administrative charge, to reimburse us for all the expenses associated with the administration of the contract and the separate account. Some of these expenses are: preparation of the contract, confirmations, annual reports and statements, maintenance of contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs. We may increase this charge at any time while you own the contract, but the charge will never exceed $60. If we increase this charge, we will give you 90 days prior notice. Currently, we will not deduct this charge if, when we are to make the deduction, the value of your contract is $100,000 or more. Subject to state regulations, we will deduct the annual contract maintenance charge proportionately from the investment choices you have selected. The amount of this charge may vary by state.

If you make a total withdrawal of your contract value, and your contract value is less than $100,000, we will deduct the full annual contract maintenance charge. If you apply your entire contract value to an annuity option on a date other than your contract anniversary and your contract value is less than $100,000, we will deduct a pro rata portion of the charge.

Contingent Deferred Sales Charge

We do not deduct a sales charge when we receive a purchase payment. However, we may assess a contingent deferred sales charge on any amount you withdraw that exceeds the free withdrawal amount and the amount you apply to Annuity Option E. We use this charge to cover certain expenses relating to the sale of the contract.

If we assess a contingent deferred sales charge, we will deduct it from the amount that you withdraw or apply to Annuity Option E.

The amount of the charge depends on:

1)	the amount you withdraw or apply to Annuity Option E; and
2)	the length of time between when we issued your contract and when you make a withdrawal or apply an amount to Annuity Option E.

The contingent deferred sales charge for Transitions Packages I, II & III is assessed as follows:

Contract Year When Withdrawal is Made or Contract Value is Applied to Annuity Option E	Charge (as a percentage of the amount you withdraw or apply to Annuity Option E)
1st Year	7%
2nd Year	7%
3rd Year	7%
4th Year	6%
5th Year	5%
6th Year	4%
7th Year	3%
8th Year and thereafter	0%

For the Transitions Custom Plan contract you may elect the standard 7 year schedule shown above or you may elect one of the following:

1)	the 5 year contingent deferred sales charge schedule (for an additional charge);
2)	the 9 year contingent deferred sales charge schedule (credit provided if elected).

See “Additional Transitions Custom Plan Contract Features” for details about the 5 year and 9 year schedules.

In addition to the free withdrawals described later in this section, we will not impose a contingent deferred sales charge under the following circumstances.

•	Upon payment of the death benefit.
•	On amounts withdrawn as required minimum distributions based solely on the fair market value of this contract, to the extent that they exceed the free withdrawal amount, but only if we calculate the required minimum distribution amount and you are participating in a systematic withdrawal program established for their payment. The CDSC may apply to amounts withdrawn to meet minimum distributions in relation to other qualified assets you may have or to any minimum distributions that are based on this contract but which are not calculated by us and taken under our RMD program.

•	Upon application of the contract value to any Single Life or Joint and Survivor Life Annuity Option, or to a Period Certain Annuity of at least 10 years.
•	If you redeem “excess contributions” from a plan qualifying for special income tax treatment. These types of plans are referred to as Qualified Plans, including Individual Retirement Annuities (IRAs). We look to the Internal Revenue Code for the definition and description of excess contributions.
•	When the contract is exchanged for another variable annuity contract issued by us or one of our affiliated insurance companies, of the type and class which we determine is eligible for such an exchange. A contingent deferred sales charge may apply to the contract received in the exchange. A reduced contingent deferred sales charge schedule may apply under this contract if another variable annuity contract issued by us or one of our affiliated insurance companies is exchanged for this contract. Exchange programs may not be available in all states. We have the right to modify, suspend or terminate any exchange program any time without prior notification. If you want more information about our current exchange programs, contact your registered representative or us at our Service Center.
•	If you are eligible for waiver of the contingent deferred sales charge due to your election of the Nursing Home Waiver Benefit described in “Additional Transitions Custom Plan Contract Features.”
•	If you apply your entire contract value to purchase a single premium immediate life annuity or a fixed deferred annuity issued by us or one of our affiliates.
•	On any withdrawals made or amounts applied to an annuity option when you reach the latest permitted annuity date for your contract.

In most states, you may elect a different contingent deferred sales charge schedule under the Transitions Custom Plan. We will provide a credit to your contract or assess an additional charge to your contract depending upon the contingent deferred sales charge feature you elect. Please refer to the Additional Transitions Custom Plan Contract Features section of this prospectus for more information.

Free Withdrawals

The following free withdrawal provisions are available:

Transitions Custom Plan.   In your first contract year, you may withdraw, without incurring a contingent deferred sales charge, up to 10% of your purchase payments reduced by any free withdrawal amount previously taken during the contract year. Beginning in the second contract year, you may withdraw up to 10% of your contract value as of the end of the previous contract year, plus 10% of any purchase payment received in the current contract year, reduced by any free withdrawal amount previously taken during the current contract year.

You may take the 10% in multiple withdrawals each contract year.

In most states, there are other free withdrawal features available under the Transitions Custom Plan for an additional charge. Please refer to the Additional Transitions Custom Plan Contract Features section of this prospectus for more information.

Transitions Packages I & II.   In your first contract year, you may withdraw, without incurring a contingent deferred sales charge, up to 10% of your purchase payments reduced by any free withdrawal amount previously taken during the contract year. Beginning in the second contract year, you may withdraw up to 10% of your contract value as of the end of the previous contract year, plus 10% of any purchase payment received in the current contract year, reduced by any free withdrawal amount previously taken during the current contract year.

You may take the 10% in multiple withdrawals each contract year.

Transitions Package III.  In your first contract year, you may withdraw, without incurring a contingent deferred sales charge, up to 15% of your purchase payments reduced by any free withdrawal amount previously taken during the contract year. Beginning in the second contract year, you may withdraw up to 15% of your contract value as of the end of the previous contract year, plus 15% of any purchase payment received in the current contract year, reduced by any free withdrawal amount previously taken during the current contract year.

For partial withdrawals only, you may carry forward any unused portion of the free withdrawal amount into successive years, up to a maximum of 30% of your previous contract year-end contract value plus any purchase payment received in the current contract year. There will be no allowance for unused free withdrawal amounts accumulated while you participated in Transitions Package I or II.

You may take the 15% in multiple withdrawals each contract year.

Nursing Home Waiver Benefit

Also known in certain states as the Nursing Home Waiver of Contingent Deferred Sales Charge Rider.

Subject to state availability, if you have elected Transitions Package II or III, you may withdraw all or a portion of your contract value without incurring a contingent deferred sales charge if we receive written confirmation in good order at our Service Center that you (or the annuitant, if the owner is a non-natural person) have been admitted to a licensed nursing care facility after your purchase of this contract subject to the following requirements:

•	The nursing home waiver is not in effect until one contract year has elapsed since you elected Transitions Package II or III.
•	If you resided in a licensed nursing care facility within 2 years prior to electing Transitions Package II or III, the waiver is not available to you; however, for contracts issued in New York, if the waiver is unavailable to you for reasons just described, you will automatically become eligible 2 years following the date of discharge from a licensed nursing care facility.
•	Your stay in a licensed nursing care facility must be prescribed by a physician and be medically necessary.
•	We will require that you provide us with written documentation satisfactory to us that confirms that you still reside in a licensed nursing care facility every time you request a partial withdrawal.
•	You must make each withdrawal request while you are presently confined in a licensed nursing care facility for a period of not less than 90 days.
•	If you transfer to Transitions Package I from either Transitions Package II or III, the nursing home waiver will no longer be available as of the effective date of your transfer to Transitions Package I.
•	If we are currently waiving the contingent deferred sales charge in accordance with this benefit, you may not participate in a systematic withdrawal program.

We define a licensed nursing care facility to be an institution licensed by the state in which it is located to provide skilled nursing care, intermediate nursing care or custodial nursing care.

The nursing home waiver benefit is not a standard feature in the Transitions Custom Plan contract. However, in most states you may elect the nursing home waiver benefit as an additional contract feature for an additional charge. Please refer to the Additional Transitions Custom Plan Contract Features section of this prospectus for more information.

Premium Taxes

Some states and other governmental entities charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction from your contract value for them. Some of these taxes are due when your contract value is issued, others are due when annuity payments begin. Currently we do not charge you for these taxes until you begin receiving annuity payments or you make a total withdrawal. We may discontinue this practice and assess the charge when the tax is due. Premium taxes generally range from 0% to 3.5%, depending on the state.

Transfer Fee

During the accumulation phase we do not assess a transfer fee. However, we reserve the right to allow twelve free transfers per calendar year and charge an amount of $20 per transfer in excess of twelve.

During the income phase, we allow 6 transfers each calendar year and they are not subject to a transfer fee.

Income Taxes

We will deduct from the contract any income taxes that we incur because of the operation of the separate account. At the present time, we are not making any such deductions. We will deduct any withholding taxes required by law.

Fund Expenses

The separate account purchases shares of the funds at net asset value. The net asset value of each fund reflects expenses already deducted from the assets of the fund. Such expenses include investment management fees and other expenses and may include acquired fund fees and expenses. For some funds, expenses may also include 12b-1 fees to cover distribution and/or certain service expenses. When you select a fund as an investment choice, that fund’s expenses will increase the cost of your investment in the contract. See each fund’s prospectus for more information regarding these expenses.

Credit Features

In most states, the contract provides for three credit features. We will pay the case size credit from the expense efficiencies that result from contracts with higher contract values. We will pay the electronic document delivery credit from the expense savings that result from the delivery of documents related to the contract in electronic format rather than paper format. We will pay the persistency credit out of increased revenues we receive from contract charges assessed against contracts that are in force for longer periods of time. We provide these credit amounts in lieu of reducing expenses directly.

Except for the Electronic Document Delivery Credit, we calculate all credits based on your contract value as of the end of the contract year. We will apply credits on your immediately following contract anniversary proportionally to the funds that you are invested in as of the date we calculate the credit. If you are not invested in any of the funds when we apply the credit, we will automatically apply the credit to a money market fund.

These credit amounts may be subject to the assessment of a contingent deferred sales charge upon withdrawal or if you elect to receive an annuity payment.

Case Size Credit.  We will provide a credit under the Transitions Custom Plan and Transitions Packages I, II & III to your contract if it exceeds a certain average contract value as of the end of each contract year. We will determine the average contract value for each contract by taking the average of your contract value at the end of each contract year quarter during the current contract year.

We will provide a 0.05% credit to your contract on your contract anniversary if your average contract value is at least $250,000 and less than $1 million as of the end of the immediately preceding contract year.

We will provide a 0.10% credit to your contract on your contract anniversary if your average contract value is at least $1 million as of the end of the immediately preceding contract year.

Electronic Document Delivery Credit.  We will provide an annual $24 credit under the Transitions Custom Plan and Transitions Packages I, II & III to your contract on your contract anniversary in each contract year if you are participating in our e-DocumentsSM Program as of your contract anniversary. Participation in our e-DocumentsSM Program will provide you with documents related to your contract in electronic format rather than paper format. Examples of these documents include, but are not limited to, the prospectus, prospectus supplements, and annual and semi-annual reports of the underlying funds. For instructions on how to participate, call our Service Center or see the instructions on the inside cover wrapping this prospectus. We reserve the right to terminate this credit feature at any time.

Persistency Credit.   At the end of each contract year following the expiration of the contingent deferred sales charge period associated with your contract, we will calculate a credit in the amount of 0.05% and apply that credit to your contract on your immediately following contract anniversary date. This credit is available only under the Transitions Custom Plan. We may reduce this credit at any time while you own the contract, but the credit will never be less than 0.02%.

The Income Phase

Overview.  If you want to receive regular income from your contract, you may elect to apply all or part of your contract value to one of the annuity options described in this section and receive fixed and/or variable annuity payments. We may base annuity payments on the age and sex of the annuitant(s) under all options except Annuity Option E. We may require proof of age and sex before annuity payments begin.

If your contract value is less than $2,000 on the annuity date, we reserve the right to pay you a lump sum rather than a series of annuity payments. If any annuity payment is less than $100 ($20 for contracts issued in New York), we reserve the right to change the payment basis to equivalent less frequent payments.

Applying Part of Your Contract Value to an Annuity Option.  You may elect to apply part of the contract value from your qualified or non-qualified contract to an annuity option instead of your full contract value. We will treat the amount applied as a withdrawal of contract value that may qualify for favorable tax treatment under federal law. See “Taxes – Partial Annuitization.” You must specify the portion of your contract value to be applied to an annuity option, and if it is not the full contract value, the amount must be at least $10,000.

We currently do not restrict the number of times in a contract year that you can elect to apply part of your contract value to an annuity option. However, we reserve the right to limit the number of times that you can elect to apply part of your contract value to an annuity option to once a contract year.

If you choose to apply part of your contract value to an annuity option, there may be adverse tax consequences. For additional information, see “Taxes – Partial Annuitization.” Before you apply part of your contract value to an annuity option, you should consult a qualified tax professional and discuss the tax implications associated with such a transaction. We do not provide tax advice or recommendations.

Annuity Payment Start Date.  You can choose the date in which annuity payments begin. This date must be the 1st through 28th day of the month. We call that date the annuity date. This date cannot be earlier than five years (13 months for contracts issued in New York) after you purchase your contract. You may choose your annuity date when you purchase your contract. After you purchase your contract you can request an earlier annuity date by notifying us in writing at least 30 days before the annuity date. You can request that we delay your annuity date by notifying us in writing or by telephone any time before or on the annuity date.

Annuity payments must begin by the earlier of:

1)	the 100th birthday of the annuitant or oldest joint annuitant (90th birthday for contracts issued in New York);
2)	your 100th birthday if you are not the annuitant or the 100th birthday of the oldest joint owner (90th birthday for contracts issued in New York); or
3)	the latest date permitted under state law.

If the annuity date is required to be before a 100th birthday, upon written request we will defer the annuity date up to the 100th birthday.

Electing an Annuity Option.   On the annuity date, we must have written instructions in good order at our Service Center regarding your annuity option choice including whether you want fixed and/or variable payments.

If on the annuity date we do not have your instructions, we will assume you elected Option B with 10 years of payments guaranteed. We will use contract value in the funds and the DCA Fixed Account, if any, to provide a variable portion of each annuity payment and contract value in The Fixed Account and the Long-Term Guarantee Fixed Account, if any, to provide a fixed portion of each annuity payment. If your contract was issued in conjunction with an ERISA plan, we may default you to a different annuity option in order to comply with ERISA requirements.

Required Minimum Distributions for Tax-Qualified Contracts.  In order to avoid adverse tax consequences, you should begin to take distributions from your contract no later than the beginning date required by the Internal Revenue Service. These distributions can be withdrawals or annuity payments. The distributions should be at least equal to the minimum amount required by the Internal Revenue Service or paid through an annuity option that complies with the required minimum distribution rules of Internal Revenue Code Section 401(a)(9). If your contract is an individual retirement annuity, the required beginning date should be no later than April 1 of the calendar year after you reach age 70 1⁄2.

Fixed Annuity Payments.  If you choose fixed payments, the payment amount will not vary. The payment amount will depend upon the following:

•	the value of your contract on the annuity date or your Guaranteed Minimum Income Benefit value on the annuity date, if applicable;
•	the annuity option you elect;
•	the age and sex of the annuitant or joint annuitants, if applicable;
•	the minimum guaranteed payout rates associated with your contract;
•	the deduction of a contingent deferred sales charge (may be deducted under Annuity Option E only);
•	the deduction of an interest rate factor adjustment, if applicable; and
•	the deduction of premium taxes, if applicable.

In most states, if the single premium immediate annuity rates offered by MassMutual on the annuity date are more favorable than the minimum guaranteed rates listed in your contract, those rates will be used, unless you are exercising the Guaranteed Minimum Income Benefit.

Variable Annuity Payments.  You may not elect a variable annuity payment if you are exercising the Guaranteed Minimum Income Benefit.

If you choose variable payments, the payment amount will vary with the investment performance of the funds you elect. The first payment amount will depend on the following:

•	the value of your contract on the annuity date;
•	the annuity option you elect;
•	the age and sex of the annuitant or joint annuitants, if applicable;
•	the minimum guaranteed payout rates associated with your contract;
•	an assumed investment rate (AIR) of 4% per year;
•	the deduction of a contingent deferred sales charge (may be deducted under Annuity Option E only);
•	the deduction of an interest rate factor adjustment, if applicable; and
•	the deduction of premium taxes, if applicable.

Future variable payments will depend on the performance of the funds you elected. If the actual performance on an annualized basis exceeds the 4% assumed investment rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual rate is less than 4% annualized plus the amount of the deductions, your annuity payments will decrease.

Annuity Unit Values.  In order to keep track of the value of your variable annuity payment, we use a unit of measure called an annuity unit. The value of your annuity units will fluctuate to reflect the investment performance of the funds you elected. We calculate the number of your annuity units at the beginning of the income phase. During the income phase, the number of annuity units will not change unless you make a transfer; make a withdrawal as permitted under certain annuity options; or you elect an annuity option with reduced payments to the survivor and those payments to the survivor commence. The insurance charge applied as part of the calculation of the annuity unit value will be the insurance charge assessed at the time you apply all or part of your contract value to an annuity option. The Statement of Additional Information contains more information on how annuity payments and annuity unit values are calculated.

Annuity Options.  The available annuity options are listed in this section in the Annuity Options table. We may consent to other plans of payment in addition to those listed. After annuity payments begin, you cannot change the annuity option, the frequency of annuity payments, or make withdrawals, except as described under Annuity Option E.

Limitations on Annuity Options.  If you purchased the contract as a tax-qualified contract, the Internal Revenue Code may impose restrictions on which annuity option you may elect. Furthermore, if your contract is issued under an ERISA plan, and you are married when your contract enters the income phase, your ability to elect certain annuity options may be limited and/or require spousal consent.

Annuity Options

We may consent to other plans of payment in addition to those listed, including a Joint and Last Survivor Annuity with Period Certain.

Lifetime Contingent Options (variable and/or fixed payments)
	Annuity Option A Life Income	Annuity Option B Life Income with Period Certain	Annuity Option C Joint and Last Survivor Annuity	Annuity Option D Joint and 2/3 Survivor Annuity
Number of Annuitants	one	one	two	two
Length of Payment Period	For as long as the annuitant lives.	For a guaranteed period of either 5, 10 or 20 years or as long as the annuitant lives, whichever is longer.	For as long as either annuitant lives.	For as long as either annuitant lives.
Annuity Payments After Death	None. All payments end upon the annuitant’s death.	When the annuitant dies,
if there are remaining
guaranteed payments,
the beneficiary may
elect to continue
receiving remaining
guaranteed payments or
the beneficiary may
elect a lump sum
payment equal to the
commuted value of the
remaining guaranteed
annuity payments.	100% of the payment will continue during the lifetime of the surviving annuitant. No payments will continue after the death of both annuitants.	Payments will continue
during the lifetime of the
surviving annuitant and
will be computed on the
basis of two-thirds of the
annuity payment (or
units) in effect during
the joint lifetime. No
payments will continue
after the death of both
annuitants.

Non-Lifetime Contingent Options (variable and/or fixed payments)
Annuity Option E Period Certain Annuity
Number of Annuitants	one
Length of Payment Period	For a specified period no less than five years and no greater than 30 years.
Withdrawal Option/Switch Annuity Option	If, after you begin receiving payments, you would like to receive all or part of the commuted value of the remaining guaranteed payments under this annuity option at any time, you may elect to receive it in a lump sum or have it applied to another annuity option. If you so elect, your future payments will be adjusted accordingly.
Contingent Deferred Sales Charge	In most states, we will deduct a contingent deferred sales charge if you apply all or a part of your contract value to this option and the period certain is less than 10 years. If it is permitted in your state, but we do not deduct a contingent deferred sales charge at that time, we will deduct a contingent deferred sales charge if you subsequently request a commuted lump sum payment to yourself or a commuted value to apply to another annuity option.
Annuity Payments After Death	When the annuitant dies, if there are remaining guaranteed payments, the beneficiary may elect to continue receiving remaining guaranteed payments or the beneficiary may elect a lump sum payment equal to the commuted value of the remaining guaranteed annuity payments. We will not deduct a contingent deferred sales charge.

Death Benefit

Death of Contract Owner During the Accumulation Phase.   If you, or any joint owner, die during the accumulation phase, we will pay a death benefit to the primary beneficiary. If any joint owner dies, we will treat the surviving joint owner as the primary beneficiary and treat any other beneficiary designation, on record at the time of death, as a contingent beneficiary, unless both joint owners have submitted a written request to our Service Center, in good order, requesting otherwise.

Your beneficiary may request that the death benefit be paid under one of the death benefit options. If your contract is a non-qualified contract or is held as a traditional IRA (including SEP IRAs) or Roth IRA and your surviving spouse is the sole primary beneficiary, he or she may elect to become the owner of the contract at the death benefit amount payable.

Death Benefit During the Accumulation Phase.  The death benefit depends upon the death benefit feature in effect at the time of your death and the age of the oldest joint owner (or the annuitant’s death and oldest annuitant’s age, if the owner is a non-natural person).

If you are age 80 or beyond when you elect a death benefit feature or transfer between Transition Packages, the only death benefit features that you may elect are the basic death benefit and the basic death benefit with annual ratchet feature.

If your death benefit amount is greater than your contract value at the time you transfer between the Transitions Packages or change death benefit features under the Transitions Custom Plan, the change in death benefit features may result in a decrease in your death benefit amount. Please contact your registered representative for more information on the impact of changing death benefit features after we issue your contract.

Adjusted for Any Withdrawals or Less Any Withdrawals.  In this prospectus we describe the formulas we use to determine death benefit amounts. In some formulas we use the language “adjusted for any withdrawals” and in other formulas we use the language “less any withdrawals.” These phrases have different meanings.

Adjusted for Any Withdrawals

If you take a withdrawal, we adjust your death benefit by using the percentage of contract value withdrawn to lower the death benefit by the same percentage. We use the phrase “adjusted for any withdrawals” to describe this treatment of withdrawals within our formulas. Because this adjustment uses the percent of contract value withdrawn, the death benefit may be reduced by more than the actual dollar amount of the withdrawal. The reduction will be greater when the value of your contract investment choices is lower due to market performance or other variables.

Less Any Withdrawals

If you take a withdrawal, we lower your death benefit by subtracting the dollar amount of the withdrawal. We use the phrase “less any withdrawals” to describe this treatment of withdrawals within our formulas.

Transitions Custom Plan

There are a number of death benefit features available under the Transitions Custom Plan. However, certain death benefit features may not be available in all states.

You may elect only one death benefit feature at a time. If you do not elect a death benefit feature when we issue your contract, the death benefit feature under your contract will be the basic death benefit. We do not assess an additional charge for the basic death benefit. However, we will provide your contract with a credit or assess an additional charge to your contract if you elect one of the other death benefit features. You may add or terminate a death benefit feature on any contract anniversary as long as we receive, in good order, written notice of your intention to do so at our Service Center at least 7 calendar days prior to your contract anniversary date. Please refer to the Additional Transitions Custom Plan Contract Features section of this prospectus for more information.

Basic Death Benefit.  The death benefit paid will be the amount calculated (and adjusted for any applicable charges) as of the business day we receive proof of death and election of the payment method in good order at our Service Center. From the time the death benefit is determined until complete distribution is made, the value of the death benefit will fluctuate with the performance of the market. As a result, the death benefit amount may increase or decrease over time. The risk is borne by the beneficiary(ies). Prior to you reaching age 80, the death benefit is the greater of:

•	your contract value; or
•	your purchase payments, less any withdrawals and any applicable charges.

For contracts issued on or after October 1, 2003, subject to state approval and implementation, the words “less any withdrawals” are replaced with the words “adjusted for any withdrawals.” See “Death Benefit – Adjusted for Any Withdrawals or Less Any Withdrawals.”

At age 80 and beyond, the death benefit is your contract value as of the business day we receive proof of death and election of the payment method in good order at our Service Center.

If there are joint owners of the contract, we will use the age of the oldest joint owner to determine the death benefit amount. If the contract is owned by a non-natural person, we will use the age of the annuitant to determine the death benefit amount.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the death benefit amount.

References to Age

Age is as of the nearest birthday. For example, age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months. See “Age.”

Transitions Package I

The death benefit feature available under Transitions Package I is the basic death benefit.

Basic Death Benefit.  The death benefit paid will be the amount calculated (and adjusted for any applicable charges) as of the business day we receive proof of death and election of the payment method in good order at our Service Center. From the time the death benefit is determined until complete distribution is made, the value of the death benefit will fluctuate with the performance of the market. As a result, the death benefit amount may increase or decrease over time. The risk is borne by the beneficiary(ies). Prior to you reaching age 80, the death benefit is the greater of:

•	your contract value; or
•	your purchase payments, less any withdrawals and any applicable charges.

For contracts issued on or after October 1, 2003, subject to state approval and implementation, the words “less any withdrawals” are replaced with the words “adjusted for any withdrawals.” See “Death Benefit – Adjusted for Any Withdrawals or Less Any Withdrawals.”

At age 80 and beyond, the death benefit is your contract value as of the business day we receive proof of death in good order at our Service Center and election of the payment method.

If there are joint owners of the contract, we will use the age of the oldest joint owner to determine the death benefit amount. If the contract is owned by a non-natural person, we will use the age of the annuitant to determine the death benefit amount.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the death benefit amount.

References to Age

Age is as of the nearest birthday. For example, age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months. See “Age.”

Transitions Package II

The death benefit feature available under Transitions Package II is the basic death benefit with 5% roll-up feature. In certain states, the death benefit feature available under Transitions Package II may be the basic death benefit with 3 year reset feature.

Basic Death Benefit with 5% Roll-up Feature.  The death benefit paid will be the amount calculated (and adjusted for any applicable charges) as of the business day we receive proof of death and election of the payment method in good order at our Service Center. From the time the death benefit is determined until complete distribution is made, the value of the death benefit will fluctuate with the performance of the market. As a result, the death benefit amount may increase or decrease over time. The risk is borne by the beneficiary(ies). The death benefit is the greatest of:

•	your contract value; or
•	the roll-up feature value; or
•	your purchase payments less any withdrawals and applicable charges.

For contracts issued on or after October 1, 2003, subject to state approval and implementation, the words “less any withdrawals” are replaced with the words “adjusted for any withdrawals.” See “Death Benefit – Adjusted for Any Withdrawals or Less Any Withdrawals.”

We recalculate the roll-up feature value when we receive a purchase payment from you or if you make a withdrawal as follows:

1)	The roll-up feature value is equal to the accumulation at interest of all purchase payments adjusted for any withdrawals and applicable charges, but not more than twice the sum of purchase payments adjusted for any withdrawals and applicable charges. We will use an effective annual rate of interest of 5% in the following calculations for any period prior to you reaching age 80 and 0% thereafter.

2)	When a purchase payment is made, the roll-up feature value is equal to the most recently calculated roll-up feature value accumulated to the date of the purchase payment plus the purchase payment.
3)	When a withdrawal is taken, the roll-up feature value is equal to the most recently calculated roll-up feature value accumulated to the date of the withdrawal reduced by an adjustment for withdrawals. The adjustment for withdrawals is equal to:

•	the withdrawal amount, including any applicable charges, divided by your contract value immediately prior to the withdrawal;
•	with the result multiplied by the most recently calculated roll-up feature value accumulated to the date of withdrawal.

4)	On any other date, the roll-up feature value is equal to the most recently calculated roll-up feature accumulated to that date.

If you elect Transitions Package II when we issue your contract, the initial roll-up feature value will be equal to your initial purchase payment. If you transfer to Transitions Package II from Transitions Package III, we will calculate your initial roll-up feature value as if you elected Transitions Package II when we issued your previous Transitions Package. If you transfer to Transitions Package II from Transitions Package I, your contract value on the effective date of the transfer will act as your initial roll-up feature value, subject to the cap of two times the total of all purchase payments adjusted for any withdrawals.

If you transfer from Transitions Package II to Transitions Package I or III, the roll-up feature will not be in effect and the death benefit will be reset to the death benefit available under your new Transitions Package.

If there are joint owners of the contract, we will use the age of the oldest joint owner to determine the death benefit amount. If the contract is owned by a non-natural person, we will use the age of the annuitant to determine the death benefit amount.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the death benefit amount.

References to Age

Age is as of the nearest birthday. For example, age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months. See “Age.”

Basic Death Benefit with 3 Year Reset Feature.  The death benefit paid will be the amount calculated (and adjusted for any applicable charges) as of the business day we receive proof of death and election of the payment method in good order at our Service Center. From the time the death benefit is determined until complete distribution is made, the value of the death benefit will fluctuate with the performance of the market. As a result, the death benefit amount may increase or decrease over time. The risk is borne by the beneficiary(ies). The death benefit will be the greatest of:

•	your contract value; or
•	the 3 year reset feature value; or
•	your purchase payments, less any withdrawals and applicable charges.

For contracts issued on or after October 1, 2003, subject to state approval and implementation, the words “less any withdrawals” are replaced with the words “adjusted for any withdrawals.” See “Death Benefit – Adjusted for Any Withdrawals or Less Any Withdrawals.”

Prior to you reaching age 80, we will recalculate the 3 year reset feature value on each 3 year contract anniversary following the date your election of this death benefit is effective or when we receive your purchase payment or you take a withdrawal as follows:

1)	On each 3 year contract anniversary date following the date your election of this death benefit is effective, the 3 year reset feature value is equal to your contract value at that time. This value may be higher or lower than the prior 3 year reset feature value.
2)	When a purchase payment is made, the 3 year reset feature value is equal to the most recently calculated 3 year reset feature value plus the purchase payment.
3)	When a withdrawal is taken, the 3 year reset feature value is equal to the most recently calculated 3 year reset feature value, reduced by an adjustment for withdrawals. The adjustment for withdrawals is equal to:

•	the withdrawal amount, including any applicable charges, divided by your contract value immediately prior to the withdrawal;
•	with the result multiplied by the most recently calculated 3 year reset feature value.

At age 80 and beyond, the 3 year reset feature value is the 3 year reset feature value at age 80, adjusted for subsequent purchase payments and withdrawals pursuant to the 3 year reset feature value calculation described in 2 and 3 above.

If you elect Transitions Package II when we issue your contract, the initial 3 year reset feature value will be equal to your initial purchase payment. If you transfer to Transitions Package II from Transitions Package I or III after we issue your contract, the initial 3 year reset feature value will be equal to your purchase payments less any withdrawals and applicable charges. If you transfer from Transitions Package II to Transitions Package I or III, the 3 year reset feature will not be in effect and the death benefit will be reset to the death benefit available under your new Transitions Package.

If there are joint owners of the contract, we will use the age of the oldest joint owner to determine the death benefit amount. If the contract is owned by a non-natural person, we will use the age of the annuitant to determine the death benefit amount.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the death benefit amount.

References to Age

Age is as of the nearest birthday. For example, age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months. See “Age.”

Transitions Package III

The death benefit feature available under Transitions Package III is the basic death benefit with annual ratchet feature. In addition, we will automatically add the earnings enhancement benefit to your basic death benefit with annual ratchet feature. If you elect Transitions Package III after age 80, the earnings enhancement benefit will have no value.

Basic Death Benefit with Annual Ratchet Feature.  The death benefit paid will be the amount calculated (and adjusted for any applicable charges) as of the business day we receive proof of death and election of the payment method in good order at our Service Center. From the time the death benefit is determined until complete distribution is made, the value of the death benefit will fluctuate with the performance of the market. As a result, the death benefit amount may increase or decrease over time. The risk is borne by the beneficiary(ies). The amount of the death benefit will be the greatest of:

1)	your contract value; or
2)	the highest anniversary value reduced by an adjustment for withdrawals and increased by any purchase payments; or
3)	the amount of purchase payments you have made to the contract less any withdrawals.

For contracts issued on or after October 1, 2003, subject to state approval and implementation, the words “less any withdrawals” are replaced with the words “adjusted for any withdrawals.” See “Death Benefit – Adjusted for Any Withdrawals or Less Any Withdrawals.”

The Highest Anniversary Value

If you elect Transitions Package III when we issue your contract, your initial highest anniversary value is equal to your initial purchase payment. After we issue your contract if you transfer to Transitions Package III then your initial highest anniversary value equals your contract value on the date the transfer to Transitions Package III is effective. If you transfer from Transitions Package III to Transitions Package I or II, the annual ratchet feature will not be in effect and the death benefit will be reset to the death benefit available under your new Transitions Package.

On each contract anniversary prior to age 80 the highest anniversary value will be recalculated and set to equal the greater of:

a)	the most recently calculated highest anniversary value; or
b)	your contract value on the date of the recalculation.

Age 80 refers to the oldest owner’s age or, if the owner is a non-natural person, the oldest annuitant’s age.

On dates other than the contract anniversary, we will recalculate the highest anniversary value each time you make a purchase payment or a withdrawal. We will increase it by any purchase payments and reduce it by an adjustment for any withdrawals.

At age 80 and above, the highest anniversary value will no longer change and will remain as last calculated except we will increase it if you make subsequent purchase payments and we will adjust it for any subsequent withdrawals. Age 80 refers to the oldest owner’s age or, if the owner is a non-natural person, the oldest annuitant’s age.

If you transfer from Transitions Package III to Transitions Package I or II, the basic death benefit with annual ratchet feature will not be in effect and the death benefit will be reset to the death benefit available under your new Transitions Package.

References to Age

Age is as of the nearest birthday. For example, age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months. See “Age.”

Adjustment for Withdrawals

When we adjust purchase payments for subsequent withdrawals we look at the withdrawal amount, divide it by your contract value just prior to the withdrawal and then multiply that by the most recently adjusted purchase payments prior to the withdrawal.

When we adjust the highest anniversary value for subsequent withdrawals we look at the withdrawal amount, divide it by your contract value just prior to the withdrawal and then multiply that by the most recently calculated highest anniversary value.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the death benefit amount.

Earnings Enhancement Benefit.  Subject to state availability, the earnings enhancement benefit acts as a supplement to the basic death benefit with annual ratchet feature. If you elect Transitions Package III after you reach age 80, the earnings enhancement benefit will have no value.

The additional benefit amount is a percentage of your contract’s earnings since you last elected Transitions Package III to the date we determine the death benefit amount. For the purposes of this benefit, we define earnings as the difference between:

•	your contract value and
•	your purchase payments less withdrawals

as of the date of your death.

We base the applicable percentage upon your age as of the date of your last election of Transitions Package III as outlined in the following table:

Ages	Percentage of Earnings
0-69	40%
70-72	25%
73-75	18%
76-78	11%
79-80	7%
81+	0%

If your age is less than 70 as of the date your election of Transitions Package III is effective, this benefit is subject to a maximum benefit amount of 100% of your purchase payments less withdrawals and any applicable charges. If your age is 70 or over as of the date your election of Transitions Package III is effective, this benefit is subject to a maximum of 40% of your purchase payments less withdrawals and any applicable charges.

If you transfer to Transitions Package III after we issue your contract, the purchase payment amount that is used in determining your benefit under Transitions Package III will be equal to the greater of your contract value or your purchase payments less any withdrawals as of the effective date of your transfer to Transitions Package III. For the purposes of this benefit, we will take any withdrawals from earnings first.

If you transfer from Transitions Package III to Transitions Package I or II, the Earnings Enhancement Benefit will not be in effect.

If there are joint owners of the contract, we will use the age of the oldest joint owner to determine the death benefit amount. If the contract is owned by a non-natural person, we will use the age of the annuitant to determine the death benefit amount.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the death benefit amount.

References to Age

Age is as of the nearest birthday. For example, age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months. See “Age.”

Death Benefit Payment Options During the Accumulation Phase

The availability of certain death benefit options may be limited for tax qualified contracts in order to comply with the required minimum distribution rules.

A beneficiary must elect to receive the death benefit under one of the following options, in the event you die during the accumulation phase:

•	Option 1 – lump sum payment of the death benefit within 5 years of the date of death; or

•	Option 2 – payment of the death benefit under an annuity option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within 1 year of the date of your death or the death of any joint participant.

Additional Option for a Spouse Who is the Sole Primary Beneficiary.  A surviving spouse who is the sole primary beneficiary under a contract that is either non-qualified or is held as a traditional IRA (including SEP IRAs) or Roth IRA may elect option (1), option (2), or may elect to continue the contract. Generally, if the contract is continued then:

1)	the initial value will equal the death benefit amount;
2)	all applicable contract features and benefits will be in the surviving spouse’s name; and
3)	the surviving spouse will exercise all of the contract owner’s rights under the contract. Exceptions are as follows:
a)	if at the time the owner purchased the contract the surviving spouse was over the maximum contract issue age, then the contract cannot be continued;
b)	if at the time the owner purchased the contract the surviving spouse was over the maximum allowable age for electing a certain feature, then the feature is not available for continuance, but the contract may be continued.

An election to continue the contract can only be made once while the contract is in effect.

See “Same-Sex Marriage” if you are in a same-sex marriage, domestic partnership or civil union.

Lump Sum Payment.  If a lump sum payment is requested, we will pay the amount within 7 calendar days after we receive proof of death and election of the payment method in good order at our Service Center, unless we are required to suspend or delay payment.

Benefit Management Account.  For lump sum payments of at least $10,000, your beneficiary may elect to receive the death benefit by establishing an interest-bearing draft account called the Benefit Management Account (BMA). We periodically set the interest rate we credit to the BMA. That rate will not be less than the minimum guaranteed interest rate provided under the BMA. We will send a draftbook to the beneficiary who will have access to all the monies in the account, including interest, by writing a draft for all or part of the proceeds. Our drafts are similar to checks. The minimum draft amount is $250. If the account balance falls below $1,000, the BMA will be closed automatically and a check for the remaining balance, including interest, will be sent to the beneficiary. The beneficiary may close the BMA at any time. No deposits may be paid into the BMA. The BMA is part of our general account and is subject to the claims of our creditors. The BMA is not a bank account or bank deposit and is not insured by the Federal Deposit Insurance Corporation. We may make a profit on amounts left in the BMA. If the contract has been assigned, the BMA is not available for the assignee’s portion of the death benefit. The BMA may not be available in all states. We reserve the right to make changes in the terms and conditions of the BMA. Election of the BMA shall be treated as an election of a lump sum for tax reporting purposes under Internal Revenue Code Section 72(s) or 401(a)(9). Any interest paid on amounts in the BMA is taxable as ordinary income in the year such interest is credited.

Beneficiary IRA Election.  Beneficiary, Inherited, Legacy or “Stretch” IRAs are all terms used to describe an IRA that is used exclusively to distribute death proceeds of an IRA or other qualified investment to the beneficiary over that beneficiary’s life expectancy in order to meet the required minimum distribution (RMD) rules. Upon the contract owner’s death under an IRA or other qualified contract, a beneficiary(ies) may generally establish a Beneficiary IRA by either purchasing a new annuity contract or in some circumstances, by electing the Beneficiary IRA payout option under the current contract. Until withdrawn, amounts in a Beneficiary IRA or other qualified contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the RMD rules, are subject to tax.

Eligibility Requirements/Restrictions:

If a beneficiary(ies) elects to establish a Beneficiary IRA after the death of the contract owner, the following rules apply:

1)	Any withdrawals under a new Beneficiary IRA contract in excess of the RMD may be subject to a contingent deferred sales charge as indicated by the terms of the contract purchased.
2)	For existing annuity contracts with single beneficiaries issued by us or one of our affiliates, the beneficiary will have the option of electing a Beneficiary IRA payout option under the current contract or establishing a Beneficiary IRA by purchasing a new annuity contract issued by us or one of our affiliates. Should the beneficiary decide to elect the Beneficiary IRA payout option under the current contract, any withdrawals in excess of the RMD will not be subject to a contingent deferred sales charge.
3)	For existing annuity contracts with multiple beneficiaries issued by us or one of our affiliates, a beneficiary wishing to establish a Beneficiary IRA funded by an annuity contract issued by us or one of our affiliates must purchase a new annuity contract.
4)	If the existing contract was issued by a company other than us or one of our affiliates, those beneficiaries wishing to establish a Beneficiary IRA funded by an annuity contract issued by us or one of our affiliates must purchase a new annuity contract.

5)	The source of funds to be invested must be from a traditional IRA, SEP IRA, SIMPLE IRA, Beneficiary IRA, TSA, 401(a) or a Qualified Employee Plan (includes Pension Plan, Money Purchase Pension Plan, Profit Sharing Plan, Keogh (HR10), Target Benefit Plan).
6)	Joint ownership of a Beneficiary IRA is not allowed.
7)	The annuity contract will be titled in the beneficiary’s name as beneficiary for the deceased contract owner.
8)	For non-spousal Beneficiary IRAs, RMDs must begin by December 31st of the year following the year of the date of the contract owner’s death. For spousal Beneficiary IRAs, RMDs may be deferred until the year the original owner would have attained age 70 ½. The RMD amount will generally be calculated based on the beneficiary’s life expectancy and will be withdrawn on a proportional basis from all investment accounts in which funds are invested. If the original contract owner died after attaining age 70 ½ and was younger than the beneficiary, the RMD amount may be calculated based on the original contract owner’s life expectancy in the year of his or her death. If there is a Beneficiary IRA previously established with another carrier and an RMD is required in the current calendar year, we will process the RMD. If however, an RMD is not required in the current calendar year, an RMD will not be processed until the year it is required.
9)	The contract value at time of issue will be equal to either the death benefit that would have been payable to the beneficiary if a lump sum distribution had been elected, or the contract value of an existing Beneficiary IRA that is being transferred to a new MassMutual annuity.
10)	Additional contributions cannot be applied to the Beneficiary IRA.
11)	Upon the death of the annuitant of the Beneficiary IRA, a death benefit, under the terms of the contract, will be paid to the succeeding beneficiary in a lump sum or over the annuitant’s remaining life expectancy as determined by the applicable IRS table. The annuitant may not be changed on a Beneficiary IRA.
12)	If a Beneficiary IRA is established under the contract described in this prospectus, the following optional features are unavailable: the Guaranteed Minimum Accumulation Benefits and the Guaranteed Minimum Income Benefits.
13)	If the beneficiary is a trust, a Beneficiary IRA may only be established if the trust qualifies as a “see-through” trust. For see-through trusts, required minimum distributions must be calculated based upon the life expectancy of the oldest trust beneficiary and the oldest trust beneficiary must be the annuitant. In order to be a see-through trust, the trust must be valid under state law and be irrevocable, and all beneficiaries, current and future, must be identifiable from the trust instrument. If any beneficiary of the trust is not an individual, the trust is not a see-through trust and cannot establish a Beneficiary IRA.
14)	Additional rules may apply. Please consult your registered representative for further information.
15)	We have the right to modify, suspend or terminate the Beneficiary IRA program at any time without prior notification.

Beneficiaries should consult a qualified tax adviser for advice prior to establishing a Beneficiary IRA.

Death of Contract Owner During the Income Phase

If you or the joint owner dies during the income phase, but the annuitant is still alive, we will pay the remaining payments under the annuity option elected at least as rapidly as under the method of distribution in effect at the time of your death.

If you, or any joint owner, die during the income phase, the primary beneficiary will become the owner. If any joint owner dies, we will treat the surviving joint owner as the primary beneficiary and treat any other beneficiary designation, on record at the time of death, as a contingent beneficiary, unless both joint owners have submitted a written request to our Service Center, in good order, requesting otherwise.

Death of Annuitant

If the annuitant, who is not the owner or joint owner, dies during the accumulation phase, you can name a new annuitant subject to our approval. If you do not name an annuitant within 30 days of the death of the annuitant, you will become the annuitant. However, if the owner is a non-natural person we will treat the death of the annuitant as the death of the owner, and you may not name a new annuitant. You cannot name a new annuitant on contract value that has been applied to an annuity option.

Upon the death of the annuitant on or after the annuity date, the death benefit, if any, is as specified in the annuity option elected. We will pay death benefits at least as rapidly as under the method of distribution in effect at the annuitant’s death.

Additional Transitions Custom Plan Contract Features

For an additional charge or credit, there are a number of additional contract features available to you if you elect the Transitions Custom Plan. You must elect these features when you apply for a contract unless otherwise stated. If you elect an additional feature after you apply for a contract, the effective date of your election must be on your contract anniversary date immediately following your election. If you elect an additional feature, it will replace the corresponding standard feature available under the Transitions Custom Plan. Certain features may not be available in all states.

If you elect one or more of the following additional features, we will deduct a corresponding charge for each feature you elect or provide your contract with a credit. Charges for the additional features are in addition to the standard contract expenses.

In the first contract year, we base all charges for additional contract features on your purchase payments received by us during that contract year. We will assess a charge for each additional contract feature upon our receipt of each purchase payment made to your contract during your first contract year.

At the end of your first contract year and at the end of every contract year thereafter, we will calculate the charge for each additional contract feature based on your contract value at that time and we will deduct the charge on each contract anniversary while the feature is in effect. We will deduct the entire charge proportionally as follows:

1)	first, from the funds you are invested in as of the time we deduct the charge(s);
2)	if you do not have sufficient value invested in the funds to deduct the entire charge(s) from the funds, then we will deduct the entire charge(s) from the funds plus the fixed accounts you are invested in as of the time we deduct the charge(s) (excluding the Long-Term Guarantee Fixed Accounts); or
3)	if you do not have sufficient value invested in the funds and the fixed accounts (excluding the Long-Term Guarantee Fixed Accounts) to deduct the entire charge(s) from those investment choices, then we will deduct the entire charge(s) from the funds plus all of the fixed accounts you are invested in as of the time we deduct the charge(s).

For contracts issued in New York, charges will only be deducted from your contract value in the funds. We will not deduct charges from your contract value in the fixed accounts.

We calculate a charge assessed out of The Fixed Account and Long-Term Guarantee Fixed Accounts on a first-in, first out basis. In other words, we assess the charge attributed to the oldest purchase payments first; then we assess the charge attributed to the next oldest purchase payment; and so on.

Except for the Electronic Document Delivery Credit, we calculate all credits based on your contract value as of the end of the contract year. We will apply credits on your next succeeding contract anniversary proportionally to the funds that you are invested in as of the date we calculate the credit. If you are not invested in any of the funds when we apply the credit, we will automatically apply the credit to a money market fund.

These credit amounts may be subject to the assessment of a contingent deferred sales charge upon withdrawal or if you elect to receive an annuity payment.

Additional Contingent Deferred Sales Charge Features

Five Year Contingent Deferred Sales Charge Feature.  The Transitions Custom Plan has a standard seven year contingent deferred sales charge schedule. For an additional charge of 0.20%, you can elect a five year contingent deferred sales charge schedule instead of the standard seven year contingent deferred sales charge schedule. You must elect this additional feature at the time you apply for a contract. We will assess this charge during the first five contract years while the contingent deferred sales charge schedule is in effect.

The five year contingent deferred sales charge schedule is as follows:

Contract Year When Withdrawal is Made or Contract Value is Applied to Annuity Option E	Charge (as a percentage of the amount you withdraw or apply to Annuity Option E)
1	7%
2	7%
3	7%
4	6%
5	5%
6 or more	0%

Nine Year Contingent Deferred Sales Charge Feature.  The Transitions Custom Plan has a standard seven year contingent deferred sales charge schedule. You can elect a nine year contingent deferred sales charge schedule instead of the standard seven year contingent deferred sales charge schedule. If you so elect, we will credit your contract in an amount equal to 0.10% of your contract value as of the end of each contract year. We will apply this credit while the contingent deferred sales charge schedule is in effect and on the tenth contract anniversary. You must elect this additional feature at the time you apply for a contract.

The nine year contingent deferred sales charge schedule is as follows:

Contract Year When Withdrawal is Made or Contract Value is Applied to Annuity Option E	Charge (as a percentage of the amount you withdraw or apply to Annuity Option E)
1	8%
2	8%
3	7%
4	6%
5	5%
6	4%
7	3%
8	2%
9	1%
10 or more	0%

Additional Free Withdrawal Features

For an additional charge, you can elect one of the following free withdrawal features as a replacement for the standard Transitions Custom Plan 10% free withdrawal provision.

10%/20% Free Withdrawal Feature.  The Transitions Custom Plan has a standard 10% free withdrawal provision. For an additional charge of 0.25%, you can elect the following free withdrawal provision instead of the standard 10% free withdrawal provision:

In your first contract year, you may withdraw, without incurring a contingent deferred sales charge, up to 10% of your purchase payments reduced by any free withdrawal amount previously taken during the contract year. Beginning in the second contract year, you may withdraw up to 20% of your contract value as of the end of the previous contract year, plus 20% of any purchase payment received in the current contract year, reduced by any free withdrawal amount previously taken during the current contract year.

You may take your free withdrawal amount in multiple withdrawals each contract year. You must elect this additional feature at the time you apply for a contract. We will assess the charge for this feature while your contingent deferred sales charge schedule is in effect.

15%/Cumulative to 30% Free Withdrawal Feature.  The Transitions Custom Plan has a standard 10% free withdrawal provision. For an additional charge of 0.15%, you can elect the following free withdrawal provision instead of the standard 10% free withdrawal provision:

In your first contract year, you may withdraw, without incurring a contingent deferred sales charge, up to 15% of your purchase payments reduced by any free withdrawal amount previously taken during the contract year. Beginning in the second contract year, you may withdraw up to 15% of your contract value as of the end of the previous contract year, plus 15% of any purchase payment received in the current contract year, reduced by any free withdrawal amount previously taken during the current contract year. For partial withdrawals only, you may carry forward any unused portion of the free withdrawal amount into successive years, up to a maximum of 30% of your previous contract year-end contract value plus any purchase payment received in the current contract year.

You may take your free withdrawal amount in multiple withdrawals each contract year. You must elect this additional feature at the time you apply for a contract. We will assess this charge while your contingent deferred sales charge schedule is in effect.

Additional Death Benefit Features

There are a number of death benefit features available under the Transitions Custom Plan. However, certain additional death benefit features may not be available in all states.

You may elect only one death benefit feature at a time. If you do not elect a death benefit feature when we issue your contract, the death benefit feature under your contract will be the basic death benefit. We do not assess an additional charge for the basic death benefit. However, we will provide your contract with a credit or assess an additional charge to your contract if you elect one of the additional death benefit features. You may add or terminate a death benefit feature on any contract anniversary as long as we receive, in good order, written notice of your intention to do so at our Service Center at least 7 calendar days prior to your contract anniversary date.

If you are age 80 or beyond when you elect a death benefit feature, the only death benefit features that you may elect are the basic death benefit and the basic death benefit with annual ratchet feature.

If your death benefit amount is greater than your contract value at the time you change death benefit features under the Transitions Custom Plan, the change in death benefit features may result in a decrease in your death benefit amount. Please contact your registered representative for more information on the impact of changing death benefit features after we issue your contract.

Contract Value Death Benefit.  You can elect the contract value death benefit to serve as your Transitions Custom Plan death benefit instead of the basic death benefit. If you so elect, we currently calculate a credit in the amount of 0.05% of your contract value as of the end of each contract year while this death benefit feature is in effect. We apply the credit on your immediately following contract anniversary. We may reduce this credit at any time while you own the contract, but the credit will never be less than 0.02%.

The contract value death benefit is equal to your contract value as of the business day we receive proof of death and election of the payment method in good order at our Service Center.

Basic Death Benefit with 3 Year Reset Feature.  You can elect the basic death benefit with 3 year reset feature to serve as your Transitions Custom Plan death benefit instead of the basic death benefit. If you so elect, we currently deduct an additional charge of 0.10%. We may increase this charge at any time while you own the contract, but the charge will never exceed 0.20% if you are age 60 or less; 0.30% if you are age 61 through age 70; or 0.70% if you are age 71 or older.

The death benefit paid will be the amount calculated (and adjusted for any applicable charges) as of the business day we receive proof of death and election of the payment method in good order at our Service Center. From the time the death benefit is determined until complete distribution is made, the value of the death benefit will fluctuate with the performance of the market. As a result, the death benefit amount may increase or decrease over time. The risk is borne by the beneficiary(ies).

The death benefit will be the greatest of:

•	your contract value; or
•	the 3 year reset feature value; or
•	your purchase payments, less any withdrawals and applicable charges.

For contracts issued on or after October 1, 2003, subject to state approval and implementation, the words “less any withdrawals” are replaced with the words “adjusted for any withdrawals.” See “Death Benefit – Adjusted for Any Withdrawals or Less Any Withdrawals.”

Prior to you reaching age 80, we will recalculate the 3 year reset feature value on each 3 year contract anniversary following the date your election of this death benefit is effective or when we receive your purchase payment or you take a withdrawal as follows:

1)	On each 3 year contract anniversary date following the date your election of this death benefit is effective, the 3 year reset feature value is equal to your contract value at that time. This value may be higher or lower than the prior 3 year reset feature value.
2)	When a purchase payment is made, the 3 year reset feature value is equal to the most recently calculated 3 year reset feature value plus the purchase payment.
3)	When a withdrawal is taken, the 3 year reset feature value is equal to the most recently calculated 3 year reset feature value, reduced by an adjustment for withdrawals. The adjustment for withdrawals is equal to:

•	the withdrawal amount, including any applicable charges, divided by your contract value immediately prior to the withdrawal;
•	with the result multiplied by the most recently calculated 3 year reset feature.

At age 80 and beyond, the 3 year reset feature value is the 3 year reset feature value at age 80, adjusted for subsequent purchase payments and withdrawals pursuant to the 3 year reset feature value calculation described in 2 and 3 above.

If you elect this death benefit feature after we issue your contract, the initial 3 year reset feature value on the date your election of this death benefit is effective will be equal to the lesser of your contract value or your purchase payments, less withdrawals. If you terminate this death benefit feature, your death benefit will be reset to the basic death benefit unless you select another death benefit feature instead.

If there are joint owners of the contract, we will use the age of the oldest joint owner to determine the death benefit amount. If the contract is owned by a non-natural person, we will use the age of the annuitant to determine the death benefit amount.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the death benefit amount.

References to Age

Age is as of the nearest birthday. For example, age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months. See “Age.”

Basic Death Benefit with 5% Roll-up Feature.  You can elect the basic death benefit with 5% roll-up feature to serve as your Transitions Custom Plan death benefit instead of the basic death benefit. If you so elect, we currently deduct an additional charge of 0.40%. We may increase this charge at any time while you own the contract, but the charge will never exceed 0.50% if you are age 60 or less; 0.75% if you are age 61 through age 70; or 1.20% if you are age 71 or older.

The death benefit paid will be the amount calculated (and adjusted for any applicable charges) as of the business day we receive proof of death and election of the payment method in good order at our Service Center. From the time the death benefit is determined until complete distribution is made, the value of the death benefit will fluctuate with the performance of the market. As a result, the death benefit amount may increase or decrease over time. The risk is borne by the beneficiary(ies).

The death benefit is the greatest of:

•	your contract value; or
•	the roll-up feature value; or
•	your purchase payments less any withdrawals and applicable charges.

For contracts issued on or after October 1, 2003, subject to state approval and implementation, the words “less any withdrawals” are replaced with the words “adjusted for any withdrawals.” See “Death Benefit – Adjusted for Any Withdrawals or Less Any Withdrawals.”

We recalculate the roll-up feature value when we receive a purchase payment from you or if you make a withdrawal as follows:

1)	The roll-up feature value is equal to the accumulation at interest of all purchase payments adjusted for any withdrawals and applicable charges, but not more than twice the sum of purchase payments adjusted for any withdrawals and applicable charges. We will use an effective annual rate of interest of 5% in the following calculations for any period prior to you reaching age 80 and 0% thereafter.
2)	When a purchase payment is made, the roll-up feature value is equal to the most recently calculated roll-up feature value accumulated to the date of the purchase payment plus the purchase payment.
3)	When a withdrawal is taken, the roll-up feature value is equal to the most recently calculated roll-up feature value accumulated to the date of the withdrawal reduced by an adjustment for withdrawals. The adjustment for withdrawals is equal to:
•	the withdrawal amount, including any applicable charges, divided by your contract value immediately prior to the withdrawal;
•	with the result multiplied by the most recently calculated roll-up feature value accumulated to the date of withdrawal.
4)	On any other date, the roll-up feature value is equal to the most recently calculated roll-up feature value accumulated to that date.

If you elect this death benefit feature after we issue your contract, the initial roll-up feature value on the date your election of this death benefit feature is effective is equal to your contract value at that time. If you elect this death benefit feature after we issue your contract and your prior death benefit feature was not the basic death benefit with combination feature, we must add the earnings enhancement benefit feature to your death benefit. Under these circumstances, the maximum benefit for the roll-up feature value is equal to two times the contract value at the time of your election of the feature adjusted for subsequent purchase payments and withdrawals. If you elect this death benefit feature after we issue your contract and your previous death benefit feature was the basic death benefit with combination feature, the 5% roll-up death benefit feature will continue to accrue and the maximum limit will remain the same as under the basic death benefit with combination feature. If you terminate this death benefit feature, your death benefit will be reset to the basic death benefit unless you select another death benefit feature instead.

If there are joint owners of the contract, we will use the age of the oldest joint owner to determine the death benefit amount. If the contract is owned by a non-natural person, we will use the age of the annuitant to determine the death benefit amount.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the death benefit amount.

References to Age

Age is as of the nearest birthday. For example, age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months. See “Age.”

Basic Death Benefit with Annual Ratchet Feature.  You can elect the basic death benefit with the annual ratchet feature to serve as your Transitions Custom Plan death benefit instead of the basic death benefit. If you so elect, we currently deduct an additional charge of 0.25%. We may increase this charge at any time while you own the contract, but the charge will never exceed 0.35% if you are age 60 or less; 0.55% if you are age 61 through age 70; or 0.80% if you are age 71 or older.

The death benefit paid will be the amount calculated (and adjusted for any applicable charges) as of the business day we receive proof of death and election of the payment method in good order at our Service Center. From the time the death benefit is determined until complete distribution is made, the value of the death benefit will fluctuate with the performance of the market. As a result, the death benefit amount may increase or decrease over time. The risk is borne by the beneficiary(ies).

The amount of the death benefit will be the greatest of:

1)	your contract value; or
2)	the highest anniversary value reduced by an adjustment for withdrawals and increased by any purchase payments; or
3)	the amount of purchase payments you have made to the contract less any withdrawals.

For contracts issued on or after October 1, 2003, subject to state approval and implementation, the words “less any withdrawals” are replaced with the words “adjusted for any withdrawals.” See “Death Benefit – Adjusted for Any Withdrawals or Less Any Withdrawals.”

The Highest Anniversary Value

If you elect the basic death benefit with annual ratchet feature when we issue your contract, your initial highest anniversary value is equal to your initial purchase payment. If you make your election after we issue your contract, your initial highest anniversary value equals your contract value on the date the election is effective.

On each contract anniversary prior to age 80 the highest anniversary value will be recalculated and set to equal the greater of:

a)	the most recently calculated highest anniversary value; or
b)	your contract value on the date of the recalculation.

Age 80 refers to the oldest owner’s age or, if the owner is a non-natural person, the oldest annuitant’s age.

On dates other than the contract anniversary, we will recalculate the highest anniversary value each time you make a purchase payment or a withdrawal. We will increase it by any purchase payments and reduce it by an adjustment for any withdrawals.

At age 80 and above, the highest anniversary value will no longer change and will remain as last calculated except we will increase it if you make subsequent purchase payments and we will adjust it for any subsequent withdrawals. Age 80 refers to the oldest owner’s age or, if the owner is a non-natural person, the oldest annuitant’s age.

If you elect this death benefit feature after we issue your contract, the initial highest anniversary value equals the lesser of your contract value or your purchase payments less withdrawals as of the date the election is effective. If you elect this death benefit feature after we issue your contract and your previous death benefit feature was the basic death benefit with combination feature, then the annual ratchet feature will continue under this death benefit feature. If you terminate this death benefit feature, your death benefit will be reset to the basic death benefit unless you elect another death benefit feature.

References to Age

Age is as of the nearest birthday. For example, age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months. See “Age.”

Adjustment for Withdrawals

When we adjust purchase payments for subsequent withdrawals we look at the withdrawal amount, divide it by your contract value just prior to the withdrawal and then multiply that by the most recently adjusted purchase payments prior to the withdrawal.

When we adjust the highest anniversary value for subsequent withdrawals we look at the withdrawal amount, divide it by your contract value just prior to the withdrawal and then multiply that by the most recently calculated highest anniversary value.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the death benefit amount.

Basic Death Benefit with Combination Feature.  You can elect the basic death benefit with the combination feature to serve as your Transitions Custom Plan death benefit instead of the basic death benefit. If you so elect, we currently deduct an additional charge of 0.45%. We may increase this charge at any time while you own the contract, but the charge will never exceed 0.50% if you are age 60 or less; 0.80% if you are age 61 through age 70; or 1.25% if you are age 71 or older.

The basic death benefit with combination feature is a combination of the basic death benefit with 5% roll-up feature and the basic death benefit with annual ratchet feature.

The death benefit paid will be the amount calculated (and adjusted for any applicable charges) as of the business day we receive proof of death and election of the payment method in good order at our Service Center. From the time the death benefit is determined until complete distribution is made, the value of the death benefit will fluctuate with the performance of the market. As a result, the death benefit amount may increase or decrease over time. The risk is borne by the beneficiary(ies).

The death benefit is the greatest of:

•	your contract value; or
•	the value of the annual ratchet feature; or
•	the value of the roll-up feature; or
•	your purchase payments, less any withdrawals and any applicable charges.

For contracts issued on or after October 1, 2003, subject to state approval and implementation, the words “less any withdrawals” are replaced with the words “adjusted for any withdrawals.” See “Death Benefit – Adjusted for Any Withdrawals or Less Any Withdrawals.”

Please refer to the “Basic Death Benefit with Annual Ratchet Feature” and the “Basic Death Benefit with 5% Roll-Up Feature” for an explanation as to how we calculate those two features.

If you elect this death benefit feature after we issue your contract and your previous death benefit feature was neither the basic death benefit with annual ratchet feature nor the basic death benefit with 5% roll-up feature, your contract value on the date your election of this death benefit feature is effective will act as the initial purchase payment. If your previous death benefit feature was the basic death benefit with annual ratchet feature, the annual ratchet feature will continue to accrue and the 5% roll-up feature will start accruing at your contract value at the time your election of this death benefit feature is effective. If your previous death benefit feature was the basic death benefit with 5% roll-up feature, the 5% roll-up death benefit will continue to accrue subject to its maximum limitation, and the annual ratchet death benefit will start accruing at your contract value at the time your election of this death benefit feature is effective.

If you elect this death benefit feature after we issue your contract and your previous death benefit option was neither the basic death benefit with annual ratchet feature nor the basic death benefit with 5% roll-up feature, we will automatically add the earnings enhancement death benefit feature to your death benefit as of the time your election of this death benefit feature is effective. If you terminate this death benefit feature, your death benefit will be reset to the basic death benefit unless you select another death benefit feature instead.

If there are joint owners of the contract, we will use the age of the oldest joint owner to determine the death benefit amount. If the contract is owned by a non-natural person, we will use the age of the annuitant to determine the death benefit amount.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the death benefit amount.

References to Age

Age is as of the nearest birthday. For example, age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months. See “Age.”

Earnings Enhancement Benefit Feature

For an additional charge, you can elect the earnings enhancement benefit to supplement any death benefit feature you have elected under the Transitions Custom Plan. If you so elect, the charge we deduct will depend upon the death benefit feature you have elected. We deduct an additional charge currently at the following rates:

Death Benefit Feature	Charge
Basic Death Benefit	0.25%
Contract Value Death Benefit	0.30%
Basic Death Benefit with 3 Year Reset Feature	0.20%
Basic Death Benefit with 5% Roll-up Feature	0.15%
Basic Death Benefit with Annual Ratchet Feature	0.15%
Basic Death Benefit with Combination Feature	0.15%

We may increase this charge at any time while you own the contract, but the charge will never exceed 0.45%.

The additional benefit amount is a percentage of your contract’s earnings since your election of this feature is effective to the date we determine the death benefit amount. For the purposes of this benefit, we define earnings as the difference between:

•	your contract value and
•	your purchase payments less withdrawals as of the date of your death. For the purposes of this benefit, we will take any withdrawals from earnings first.

We base the applicable percentage upon your age as of the date of your last election of this feature as outlined in the following table:

Ages	Percentage of Earnings
0-69	40%
70-72	25%
73-75	18%
76-78	11%
79-80	7%
81+	0%

If your age as of the date your election of this feature is effective is less than age 70, this benefit is subject to a maximum benefit amount of 100% of your purchase payments less withdrawals and any applicable charges. If your age as of the date your election of this feature is effective is age 70 or over, this benefit is subject to a maximum of 40% of your purchase payments less withdrawals and any applicable charges. For the purposes of this benefit, we will take any withdrawals from earnings first.

If you terminate this feature, the earnings enhancement feature benefit amount will no longer be payable. If you elect this feature after we issue your contract, we will treat the greater of your contract value as of the effective date of your election of this feature or your purchase payments less any withdrawals as your purchase payment amount for determining your benefit.

You may not elect the Earnings Enhancement Benefit after you reach age 80.

If there are joint owners of the contract, we will use the age of the oldest joint owner to determine the death benefit amount. If the contract is owned by a non-natural person, we will use the age of the annuitant to determine the death benefit amount.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the death benefit amount.

References to Age

Age is as of the nearest birthday. For example, age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months. See “Age.”

Guaranteed Minimum Income Benefits

For an additional charge, the Transitions Custom Plan offers three distinct guaranteed minimum income benefits. A guaranteed minimum income benefit ensures the availability of a minimum amount when you choose to apply your contract value to an annuity option. We refer to this minimum amount as the guaranteed annuitization value. If you do not choose to apply your entire contract value to an annuity option, you will not receive a benefit under any of the guaranteed minimum income benefits. The guaranteed minimum income benefit may provide protection in the event of lower contract values that may result from the investment performance of the contract.

You may elect a guaranteed minimum income benefit when you apply for your contract and on any contract anniversary after we issue your contract as long as we receive, in good order, written notice of your intention to do so at our Service Center prior to your contract anniversary date. If you elect this benefit when we issue your contract, your initial guaranteed annuitization value will be your initial purchase payment. If you add this benefit after we issue your contract, your initial guaranteed annuitization value will be the lesser of:

•	your total purchase payments less withdrawals or
•	your contract value

as of the date you elect this benefit.

We will add your additional purchase payments to the guaranteed annuitization value and accumulate them from the date we receive the purchase payment until you reach the maximum guaranteed annuitization value. For withdrawals, the benefit amount is equal to the most recently calculated guaranteed annuitization value reduced by an adjustment for withdrawals. The adjustment for withdrawals is equal to:

•	the withdrawal amount, including any applicable charges, divided by your contract value immediately prior to the withdrawal;
•	with the result multiplied by the most recently calculated guaranteed annuitization value.

The three guaranteed minimum income benefits are subject to the following restrictions:

•	The guaranteed minimum income benefit becomes irrevocable 30 calendar days after your election of this benefit is effective.
•	The guaranteed annuitization value is only available when you apply the full amount of your contract value to an approved annuity option. If you apply part of your contract value to an approved annuity option the guaranteed annuitization value is not available and we will treat the request as a withdrawal for purposes of adjusting the guaranteed annuitization value.
•	The maximum guaranteed annuitization value is 200% of your purchase payments adjusted for withdrawals.
•	Accumulation of the benefit will stop when the annuitant reaches age 80 or the maximum guaranteed annuitization value is achieved, whichever occurs first.
•	You may not elect the guaranteed minimum income benefit feature once the annuitant reaches age 80.
•	You may apply the guaranteed annuitization value to an annuity payment option once the guaranteed minimum income benefit has been in effect for 7 years and the annuitant reaches age 60.
•	You can apply the benefit only to receive fixed payments from any life contingent annuity option. (Currently, Annuity Options A, B, C and D.)
•	If you elect either the 3% or 5% guaranteed minimum income benefit, we will not credit any interest to your guaranteed annuitization value for the entire contract year if your contract value invested in the fixed accounts and the money market funds becomes 30% or greater of your total contract value at any time during the contract year. However, if your investment in the fixed accounts and the money market funds exceeds 30% of your total contract value solely as a result of fluctuations in the performance of the funds in which you are invested, then we will continue to credit the applicable rate of interest to your guaranteed annuitization value.

We use the age of the annuitant to determine the guaranteed annuitization value. Age is as of nearest birthday, see “Age.”

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the guaranteed annuitization value.

Important Guaranteed Minimum Income Benefit (GMIB) Considerations.  A GMIB ensures the availability of a minimum amount when you choose to receive fixed payments from any life contingent annuity option. This feature may provide protection in the event of lower contract values that may result from the performance of the investment choices you choose. However, this feature may not be appropriate for all contract owners. You should understand the GMIB completely before you elect this feature.

•	A GMIB does not in any way guarantee the performance of any of the investment choices available under this contract.
•	We will not refund the charges we have assessed against your contract for electing this feature, even if you elect to use your full contract value to receive annuity payments.
•	Withdrawals will negatively impact the guaranteed annuitization value. The guaranteed annuitization value may be reduced by more than the actual dollar amount of the withdrawal.
•	The GMIB is a long-term benefit and you may only benefit from this feature if you continue the GMIB for the full benefit period.
•	Consult a tax adviser before considering the GMIB in conjunction with a tax-qualified contract because IRS minimum distribution requirements may negatively impact the benefit.
•	Please consult with a qualified financial professional when you are evaluating the GMIB and all other aspects of the contract.

Payout Rates, Contract Value and the GMIB. When you enter the Income Phase, we calculate your annuity payments using the values which provide the most favorable annuity payment, either:

1)	the guaranteed annuitization value and the guaranteed payout rates in your contract;
2)	your contract value and the guaranteed payout rates in your contract; or
3)	your contract value and our single premium immediate annuity rates available on the date we calculate your annuity payments.

Return of Purchase Payment Guaranteed Minimum Income Benefit.  The return of purchase payment guaranteed minimum income benefit provides that the guaranteed annuitization value will be your total purchase payments adjusted for withdrawals that you have taken. If you elect the return of purchase payment guaranteed minimum income benefit, we currently deduct an additional charge of 0.05%. We may increase this charge at any time while you own the contract, but the charge will never exceed 0.20%. We will discontinue assessing this charge when you apply your full contract value to an annuity option or if you terminate the guaranteed minimum income benefit feature within thirty calendar days after your election of the benefit is effective.

3% Guaranteed Minimum Income Benefit.  The 3% guaranteed minimum income benefit provides that the guaranteed annuitization value will be accumulated at a compounded annual rate of 3% starting on the date you elected this feature. If you elect the 3% guaranteed minimum income benefit, we currently deduct an additional charge of 0.20%. We may increase this charge at any time while you own the contract, but the charge will never exceed 0.30%. We will discontinue assessing this charge when you apply your full contract value to an annuity option or if you terminate the guaranteed minimum income benefit feature within thirty calendar days after your election of the benefit is effective.

5% Guaranteed Minimum Income Benefit.  The 5% guaranteed minimum income benefit provides that the guaranteed annuitization value will be accumulated at a compounded annual rate of 5% starting on the date you elected this feature. If you elect the 5% guaranteed minimum income benefit, we currently deduct an additional charge of 0.35%. We may increase this charge at any time while you own the contract, but the charge will never exceed 0.55%. We will discontinue assessing this charge when you apply your full contract value to an annuity option or if you terminate the guaranteed minimum income benefit feature within thirty calendar days after your election of the benefit is effective.

Guaranteed Minimum Accumulation Benefits

For an additional charge, the Transitions Custom Plan offers two distinct guaranteed minimum accumulation benefits. A guaranteed minimum accumulation benefit ensures the availability of a minimum contract value at the end of a specified benefit period. Unlike the guaranteed minimum income benefit, you do not have to elect to receive annuity payments in order to utilize the guaranteed minimum accumulation benefit. The guaranteed minimum accumulation benefit may provide protection in the event of lower contract values that may result from the investment performance of the contract.

You may elect a guaranteed minimum accumulation benefit when you apply for your contract or on any contract anniversary after we issue your contract as long as we receive, in good order, written notice of your intention to do so at our Service Center prior to your contract anniversary date. The guaranteed minimum accumulation benefit becomes irrevocable 30 calendar days after your election of the benefit is effective.

Important Guaranteed Minimum Accumulation Benefit (GMAB) Considerations.  A GMAB ensures the availability of a minimum contract value at the end of a specified benefit period. This feature may provide protection in the event of lower contract values that may result from the performance of the investment choices you choose. However, this feature may not be appropriate for all contract owners. You should understand the GMAB completely before you elect this feature.

•	A GMAB does not in any way guarantee the performance of any of the investment choices available under this contract.
•	If your contract value is greater than your benefit amount as of the end of the benefit period, we will not refund to you the charges we have assessed against your contract for electing this feature.
•	Withdrawals will negatively impact the GMAB. The GMAB may be reduced by more than the actual dollar amount of the withdrawal.
•	Consult a tax adviser before considering the GMAB in conjunction with a tax-qualified contract because any IRS minimum distribution requirements may negatively impact the benefit.
•	Because the charge for the GMAB is a percentage of your contract value, any purchase payments made after the second contract year following the effective date of your election of the benefit, could increase the cost of the GMAB without a corresponding increase in the benefit. Likewise, such purchase payments may ultimately reduce the value of the benefit.
•	The GMAB is a long-term benefit and you may only benefit from this feature if you continue the GMAB for the full benefit period.
•	Please consult with a qualified financial professional when you are evaluating the GMAB and all other aspects of the contract.

Return of Purchase Payment Guaranteed Minimum Accumulation Benefit.  The return of purchase payment guaranteed minimum accumulation benefit provides for a minimum benefit after a specified period of time. If you elect the return of purchase payment guaranteed minimum accumulation benefit when we issue your contract, the guaranteed minimum accumulation benefit will be your total purchase payments as of the end of the second contract year after you elect this benefit, adjusted for any withdrawals you have taken during the benefit period. If you elect this benefit after we have issued your contract, the guaranteed minimum accumulation benefit is the lesser of:

•	your total purchase payments less any withdrawals as of the date your election of this benefit is effective or
•	your contract value as of the date your election of this benefit is effective,

plus your purchase payments made for two contract years following the effective date of your election adjusted for subsequent withdrawals until the benefit is payable.

For withdrawals, the benefit amount is equal to the most recently calculated guaranteed minimum accumulation benefit reduced by an adjustment for withdrawals. The adjustment for withdrawals is equal to:

•	the withdrawal amount, including any applicable charges, divided by your contract value immediately prior to the withdrawal;
•	with the result multiplied by the most recently calculated guaranteed minimum accumulation benefit

The benefit period for the return of purchase payment guaranteed minimum accumulation benefit is ten years after your election of this benefit is effective. Your benefit is not available to you until the end of the benefit period. At the end of the benefit period, we will increase your contract value to equal the guaranteed minimum accumulation benefit amount if the guaranteed minimum accumulation benefit amount exceeds your contract value at that time. If your contract value exceeds the guaranteed minimum accumulation benefit amount at the end of the benefit period, we will not increase your contract value. In either case, the guaranteed minimum accumulation benefit feature will terminate at this time and no benefits or charges will accrue thereafter. The benefit period may vary in certain states.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the guaranteed minimum accumulation benefit.

If you elect the return of purchase payment guaranteed minimum accumulation benefit, we currently deduct an additional charge of 0.35%. We may increase this charge at any time while you own the contract, but the charge will never exceed 0.50%. We will discontinue assessing this charge at the end of the benefit period, if you apply your contract value to an annuity option or if you terminate the guaranteed minimum accumulation benefit feature within thirty calendar days after your election of the benefit is effective.

Two Times Return of Purchase Payment Guaranteed Minimum Accumulation Benefit.  The two times return of purchase payment guaranteed minimum accumulation benefit provides for a minimum benefit after a specified period of time. If you elect the two times return of purchase payment guaranteed minimum accumulation benefit when we issue your contract, the guaranteed minimum accumulation benefit will be two times your total purchase payments as of the end of the second contract year after you elect this benefit, adjusted for any withdrawals you have taken during the benefit period. If you elect this benefit after we have issued your contract, the guaranteed minimum accumulation benefit is the lesser of:

•	two times your total purchase payments less any withdrawals as of the date your election of this benefit is effective or
•	two times your contract value as of the date your election of this benefit is effective,

plus two times your purchase payments made for two contract years following the effective date of your election adjusted for subsequent withdrawals until the benefit is payable.

For withdrawals, the benefit amount is equal to the most recently calculated guaranteed minimum accumulation benefit reduced by an adjustment for withdrawals. The adjustment for withdrawals is equal to:

•	the withdrawal amount, including any applicable charges, divided by your contract value immediately prior to the withdrawal;
•	with the result multiplied by the most recently calculated guaranteed minimum accumulation benefit

The benefit period for the two times return of purchase payment guaranteed minimum accumulation benefit is twenty years (twenty-six years for contracts issued in New York) after your election of this benefit is effective. Your benefit is not available to you until the end of the benefit period. At the end of the benefit period we will increase your contract value to equal the guaranteed accumulation benefit amount if the guaranteed minimum accumulation benefit amount exceeds your contract value at that time. If your contract value exceeds the guaranteed minimum accumulation benefit amount at the end of the benefit period, we will not increase your contract value. In either case, the guaranteed minimum accumulation benefit feature will terminate at this time and no benefits or charges will accrue thereafter. The benefit period may vary in certain states.

You may not elect the two times return of purchase payment guaranteed minimum accumulation benefit feature once you or the annuitant, if the contract is owned by a non-natural person, reach age 80. This age restriction may vary in certain states. Age is as of nearest birthday, see “Age.”

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the guaranteed minimum accumulation benefit.

If you elect the two times return of purchase payment guaranteed minimum accumulation benefit, we currently deduct an additional charge of 0.35%. We may increase this charge at any time while you own the contract, but the charge will never exceed 0.50%. We will discontinue assessing this charge at the end of the benefit period, if you apply your contract value to an annuity option or if you terminate the guaranteed minimum accumulation benefit feature within thirty calendar days after your election of the benefit is effective.

Nursing Home Waiver Benefit

Also known in certain states as the Nursing Home Waiver of Contingent Deferred Sales Charge Rider.

For an additional charge, the Transitions Custom Plan offers a nursing home waiver benefit. If you elect the nursing home waiver benefit, we currently deduct an additional charge of 0.05%. We may increase this charge at any time while you own the contract, but the charge will never exceed 0.10%. We will assess this charge while the contingent deferred sales charge schedule is in effect. You must elect this additional feature at the time you apply for a contract.

If you have elected the nursing home waiver benefit, you may withdraw all or a portion of your contract value without incurring a contingent deferred sales charge if we receive written confirmation in good order at our Service Center that you (or the annuitant, if the owner is a non-natural person) have been admitted to a licensed nursing care facility after your purchase of this contract subject to the following requirements:

•	The nursing home waiver is not in effect until one contract year has elapsed since you elected this benefit.
•	This waiver is not available if you resided in a licensed nursing care facility within 2 years prior to your election of this benefit.
•	Your stay in a licensed nursing care facility must be prescribed by a physician and be medically necessary.
•	We will require that you provide us with written documentation satisfactory to us that confirms that you still reside in a licensed nursing care facility every time you request a partial withdrawal.
•	You must make each withdrawal request while you are presently confined in a licensed nursing care facility for a period of not less than 90 days.

You may not participate in the systematic withdrawal program if you elected the nursing home waiver benefit and we are currently waiving the contingent deferred sales charge in accordance with that benefit.

We define a licensed nursing care facility to be an institution licensed by the state in which it is located to provide skilled nursing care, intermediate nursing care or custodial nursing care.

Equalizer Benefit

For an additional charge, the Transitions Custom Plan offers a type of earnings adjustment benefit called the equalizer benefit. If you elect the equalizer benefit, we deduct an additional charge of 0.50%. We may increase this charge at any time while you own the contract, but the charge will never exceed 0.60%. We will assess this charge while the benefit is in effect. You must elect this additional feature at the time you apply for a contract.

The equalizer benefit provides a credit at the end of the following benefit periods:

•	the tenth contract year and
•	every five year contract period thereafter.

We base the credit on 10% of net earnings for each benefit period. The credit will never be less than zero. When determining earnings, we add additional purchase payments to the remaining purchase payments and we deduct withdrawals as earnings first. For the initial benefit period, we define earnings as the difference between your contract value and your remaining purchase payments as of the end of the benefit period.

For subsequent benefit periods after the tenth contract year, we define earnings as:

•	your contract value at the end of the benefit period;
•	minus your contract value at the end of the immediately preceding benefit period;
•	minus your purchase payments since the end of the immediately preceding benefit period;
•	plus withdrawals since the end of the immediately preceding benefit period;
•	minus the equalizer benefit from the immediately preceding benefit period.

We will not count benefits that are paid as earnings when we determine the earnings amount for the subsequent benefit period. We will pay the equalizer benefit only until you reach age 80. We will limit individual payments of the benefit to 40% of the amount of your total purchase payments less any withdrawals. If you terminate this benefit during a benefit period, we will not pay you any benefit for that benefit period.

We will not subject this credit amount to the assessment of a contingent deferred sales charge upon withdrawal or if you elect to apply your contract value to an annuity option.

If there are joint owners of the contract, we will use the age of the oldest joint owner to determine the equalizer benefit. If the contract is owned by a non-natural person, we will use the age of the annuitant to determine the equalizer benefit.

You may not elect the equalizer benefit once you reach age 70. We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the equalizer benefit. Age is as of nearest birthday, see “Age.”

Taxes

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the contract. The information is not written or intended as tax or legal advice. You should consult a tax adviser about your own circumstances. In addition, we do not profess to know the likelihood that current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code, Regulations, and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any contract. We reserve the right to make changes in the contract to assure that it continues to qualify as an annuity for tax purposes.

No attempt is made in this prospectus to consider any applicable state or other tax laws.

Taxation of the Company.  MassMutual is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (Code). For federal income tax purposes, the separate account is not a separate entity from MassMutual, and its operations form a part of MassMutual.

Annuities in General.  Annuity contracts are a means of both setting aside money for future needs – usually retirement – and for providing a mechanism to administer the payout of those funds. Congress recognized how important providing for retirement was and created special rules in the Code for annuities. Simply stated, these rules provide that you will generally not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral.

Diversification.  Code Section 817(h) imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department, adequately diversified. Disqualification of the contract as an annuity contract would result in a loss of tax deferral, meaning the imposition of federal income tax to the owner with respect to earnings under the contract prior to the receipt of payments under the contract. We intend that all investment portfolios underlying the contracts will be managed in such a manner as to comply with these diversification requirements.

Investor Control of Assets.  For variable annuity contracts, tax deferral also depends on the insurance company, and not you, having control of the assets held in the separate accounts. You can transfer among the sub-accounts of the separate account to another but cannot direct the investments each underlying fund makes. If you have too much investor control of the assets supporting the separate account funds, then you will be taxed on the gain in the contract as it is earned rather than when it is withdrawn. The Internal Revenue Service (IRS) has provided some guidance on investor control by issuing Revenue Rulings 2003-91 and 2003-92, but some issues remain unclear. One unanswered question is whether an owner will be deemed to own the assets in the contract if the variable contract offers too large a choice of funds in which to invest, and if so, what that number might be. We do not know if the IRS will issue any further guidance on this question. We do not know if any guidance would have a retroactive effect. Consequently, we reserve the right to modify the contract, as necessary, so that you will not be treated as having investor control of the assets held under the separate account.

Non-Qualified Contracts.  Your contract is referred to as a non-qualified contract if you purchase the contract as an individual and not under a qualified plan such as an Individual Retirement Annuity (IRA), Roth IRA, tax-sheltered annuity plan (TSA or TSA plan), corporate pension and profit-sharing plan (including 401(k) plans and H.R. 10 plans), or a governmental 457(b) deferred compensation plan.

Qualified Contracts.  Your contract is referred to as a qualified contract if it is purchased under a qualified retirement plan (qualified plan) such as an Individual Retirement Annuity (IRA), Roth IRA, tax-sheltered annuity plan (TSA or TSA plan), corporate pension and profit-sharing plan (including 401(k) plans and H.R. 10 plans), or a governmental 457(b) deferred compensation plan. Qualified plans are subject to various limitations on eligibility, contributions, transferability and distributions based on the type of plan. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Taxation of participants in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law.

Contracts issued under a qualified plan include special provisions restricting contract provisions that may otherwise be available as described in this prospectus. Generally, contracts issued under a qualified plan are not transferable. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to distributions from qualified contracts. See “Taxes – Taxation of Qualified Contracts.”

Eligible rollover distributions from an IRA, TSA, qualified plan or governmental 457(b) deferred compensation plan may generally be rolled over into another IRA, TSA, qualified plan or governmental 457(b) deferred compensation plan, if permitted by the plan. These amounts may be transferred directly from one qualified plan or account to another, or as an indirect rollover, in which the plan participant receives a distribution from the qualified plan or account, and reinvests it in the receiving qualified plan or account within 60 days of receiving the distribution.

Code Section 408(d)(3)(B) provides that an individual is only permitted to make one indirect rollover from an IRA to another IRA in any one year period. The IRS previously applied this limitation on an IRA-by-IRA basis, allowing a taxpayer to make an indirect rollover from an IRA, so long as he or she had not made an indirect rollover from that same IRA within the preceding one year period, even if he or she had made indirect rollovers from a different IRA. Effective for distributions on or after January 1, 2015, the limitation applies on an aggregate basis, meaning that an individual cannot make an indirect rollover from one IRA to another if he or she has made an indirect rollover involving any IRA (including a Roth, SEP, or SIMPLE IRA) within one year. It is important to note that the one rollover per year limitation does not apply to amounts transferred directly between IRAs in a trustee-to-trustee transfer.

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The contracts we sell in connection with qualified plans use annuity tables which do not differentiate on the basis of sex. Such annuity tables are also available for use in connection with certain non-qualified deferred compensation plans.

Following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. You should consult a tax adviser as to the tax treatment and suitability of your investment.

Individual Retirement Annuities

Code Section 408(b) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). IRAs are subject to limitations on eligibility, contributions, transferability and distributions. See “Taxes – Taxation of Qualified Contracts.” For 2015, IRA contributions are limited to the lesser of $5,500 or 100% of compensation, and an additional catch-up contribution of $1,000 is available for individuals age 50 and over. Contributions are deductible, unless you are an active participant in a qualified plan and your modified adjusted gross income exceeds certain limits. Contracts issued for use with IRAs are subject to special requirements by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. You should consult a tax adviser as to the tax treatment and suitability of such an investment.

SEP IRAs.  Code Section 408(k) permits certain employers to establish IRAs for employees that qualify as Simplified Employee Pension (SEP) IRAs. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the plan. SEP IRAs are treated as defined contribution plans for purposes of the limits on employer contributions. For 2015, employer contributions cannot exceed the lesser of:

i)	$53,000;
ii)	25% of compensation (a maximum of $265,000 of compensation may be considered).

The employee may treat the SEP account as a traditional IRA and make deductible and non-deductible contributions if the general IRA requirements are met. SEP IRAs are subject to additional restrictions, including on items such as: the form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. See “Taxes – Taxation of Qualified Contracts.” You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Roth IRAs

Code Section 408A permits eligible individuals to contribute to a non-deductible IRA, known as a Roth IRA. Roth IRAs are subject to limitations on eligibility, contributions, transferability and distributions. For 2015, Roth IRA contributions are limited to the lesser of $5,500 or 100% of compensation, and an additional catch-up contribution of $1,000 is available for individuals age 50 or over. The maximums are decreased by any contributions made to a traditional IRA for the same tax year. Lower maximum Roth IRA contribution limits apply to individuals whose modified adjusted gross income exceeds certain limits. Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, known as a conversion. The individual must pay tax on any portion of the IRA being rolled over that represents income or previously deductible IRA contributions. The determination of taxable income is based on the fair market value of the IRA at the time of the conversion. See “Taxes – Required Distributions” for information on the determination of the fair market value of an annuity contract that provides additional benefits (such as certain living or death benefits). You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Taxation of Non-Qualified Contracts.  You, as the owner of a non-qualified annuity, will generally not be taxed on any increases in the value of your contract until a distribution occurs. There are different rules as to how you are taxed depending on whether the distribution is a withdrawal or an annuity payment.

Withdrawals

The Code generally treats any withdrawal as first coming from earnings and then from your investment in the contract, if the withdrawal is:

1)	allocable to investment in the contract made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982; or
2)	from an annuity contract entered into after August 13, 1982.

The withdrawn earnings are subject to tax as ordinary income.

Annuity Payments

Annuity payments occur as the result of the contract reaching its annuity start date. A portion of each annuity payment is treated as a partial return of your investment in the contract and is not taxed. The remaining portion of the annuity payment is treated as ordinary income. The annuity payment is divided between these taxable and non-taxable portions based on the calculation of an exclusion amount. The exclusion amount for annuity payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the contract (adjusted for any period certain or refund feature) bears to the expected return under the contract. The exclusion amount for annuity payments based on a variable annuity option is determined by dividing the cost basis of the contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Annuity payments received after you have recovered all of your investment in the contract are fully taxable.

The Code also provides that any amount received (both annuity payments and withdrawals) under an annuity contract which is included in income may be subject to a tax penalty. The amount of the penalty is an additional tax equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

1)	paid on or after you reach age 59 1⁄2;
2)	paid to your beneficiary after you die;
3)	paid if you become totally disabled (as that term is defined in the Code);
4)	paid in a series of substantially equal periodic payments made annually (or more frequently) for your life or life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;
5)	paid under an immediate annuity; or
6)	which come from investment in the contract made before August 14, 1982.

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1⁄2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% tax penalty), but for the exception, plus interest for the tax years in which the exception was used. The rules governing substantially equal periodic payments are complex. You should consult a tax adviser for more specific information.

Multiple Contracts

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. This rule does not apply to immediate annuities.

Tax Treatment of Assignments

An assignment or pledge of a contract may be a taxable event. You should consult a tax adviser if you wish to assign or pledge your contract. Annuity contracts issued after April 22, 1987 that are transferred for less than full and adequate consideration (including gifts) are subject to tax to the extent of gain in the contract. This does not apply to transfers between spouses or certain transfers incident to a divorce under Code Section 1041.

Distributions After Death of Owner

In order to be treated as an annuity contract for federal income tax purposes, Code Section 72(s) requires any non-qualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of an owner of the contract. Specifically, Code Section 72(s) requires that a) if any owner dies on or after the annuity start date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner’s death; and b) if any owner dies prior to the annuity start date, the entire interest in the contract will be distributed within five years after the date of such owner’s death. These requirements will be considered satisfied as to any portion of an owner’s interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner’s death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the new owner. The non-qualified contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Taxation of Qualified Contracts.  If you have no cost basis for your interest in a qualified contract, the full amount of any distribution is taxable to you as ordinary income. If you do have a cost basis for all or some of your interest, a portion of the distribution is taxable, generally based on the ratio of your cost basis to your total contract value. Special tax rules may be available for certain distributions from a qualified plan.

Code Section 72(t) imposes a 10% penalty tax on the taxable portion of any distribution from qualified plans, including contracts issued and qualified under Code Sections 401 (pension and profit-sharing plans), 403 (TSAs), 408 (IRAs), and 408A (Roth IRAs). With respect to SIMPLE IRAs, the 10% penalty is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan. Exceptions from the penalty tax are as follows:

1)	distributions made on or after you reach age 59 1⁄2;
2)	distributions made after your death;
3)	distributions made that are attributable to the employee being disabled as defined in the Code;
4)	after severance from employment, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary (in applying this exception to distributions from IRAs, a severance of employment is not required);
5)	distributions made after severance from employment if you have reached age 55 (not applicable to distributions from IRAs);
6)	distributions made to you up to the amount allowable as a deduction to you under Code Section 213 for amounts you paid during the taxable year for medical care;
7)	distributions made on account of an IRS levy made on a qualified retirement plan or IRA;
8)	distributions made to an alternate payee pursuant to a qualified domestic relations order (not applicable to distributions from IRAs);
9)	distributions from an IRA for the purchase of medical insurance (as described in Code Section 213(d)(1)(D)) for you and your spouse and dependents if you received unemployment compensation for at least 12 weeks and have not been re-employed for at least 60 days;
10)	certain qualified reservist distributions;
11)	distributions from an IRA to the extent they do not exceed your qualified higher education expenses (as defined in Code Section 72(t)(7)) for the taxable year; and
12)	distributions from an IRA which are qualified first-time homebuyer distributions (as defined in Code Section 72(t)(8)).

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1⁄2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used. The IRS has indicated that a modification will occur if, after the first valuation date, there is:

i)	any addition to the account balance other than gains or losses;
ii)	any non-taxable transfer of a portion of the account balance to another retirement plan; or
iii)	a rollover by the taxpayer of the amount received resulting in such amount not being taxable.

The rules governing substantially equal periodic payments are complex. You should consult a tax adviser or IRS Revenue Ruling 2002-62 for more specific information.

Required Minimum Distribution for Qualified Contracts.  For qualified contracts other than Roth IRAs, distributions generally must begin no later than April 1st of the calendar year following the later of:

a)	the calendar year in which you attain age 70 1⁄2; or
b)	the calendar year in which you retire.

The date set forth in (b) does not apply to an IRA. Required distributions generally must be over a period not exceeding your life or life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary. Upon your death, additional distribution requirements are imposed. If your contract has not entered the income phase and your death occurs after your required beginning date, distributions must be made at least as rapidly as under the method in effect at the time of your death or over the life or life expectancy of the designated beneficiary. If your contract has not entered the income phase and your death occurs before your required beginning date, the remaining interest must be distributed within 5 years or over the life or life expectancy of the designated beneficiary. If your death occurs after your contract has entered the income phase, distributions must be made at least as rapidly as under the method in effect at the time of your death. If your contract is held as a Roth IRA, there are no required minimum distributions during your life. However, upon your death your beneficiary is subject to required minimum distribution requirements. Any remaining interest must be distributed within 5 years or over your beneficiary’s life expectancy. If required minimum distributions are not made, a 50% penalty tax is imposed on the amount that should have been distributed.

The Regulations under Code Section 401(a)(9) include a provision that could increase the dollar amount of required minimum distributions for individuals who fund their IRA or qualified retirement plan with an annuity contract. During the accumulation phase of the annuity contract, Treasury Regulations Section 1.401(a)(9)-6, Q&A-12 requires that individuals add the actuarial present value of any additional benefits provided under the annuity (such as certain living or death benefits) to the dollar amount credited to the owner or beneficiary under the contract in order to determine the fair market value of the contract. A larger fair market value will result in the calculation of a higher required minimum distribution amount. You should consult a tax adviser to determine how this may impact your specific circumstances.

Partial Annuitization.  The ability to apply only a portion of your contract value to an annuity option is commonly referred to as “partial annuitization” or “partially annuitizing.” Federal tax law provides favorable tax treatment of partial annuitization of a non-qualified annuity contract under certain circumstances. There may be tax consequences, possibly significant, to partially annuitizing a qualified contract. You should consult a tax adviser before electing to partially annuitize your contract.

Partial Annuitization of Non-Qualified Contracts

As part of the Small Business Jobs Act of 2010, Code Section 72 was amended to provide that if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives or for a period of at least ten years, the portion of the contract that is annuitized will be treated as a separate contract and annuity payments received as a result of the partial annuitization will be treated as amounts received as an annuity instead of withdrawals, and given exclusion ratio treatment. The exclusion ratio is calculated by allocating the current investment in the contract between the amount applied to the annuity option and the remaining portion of the original contract.

If the annuity option you elect does not meet one of the two above-described criteria, we will report all payments from your contract, whether from the annuitized or the deferred portions of the contract value, to the IRS as a distribution with the taxable amount not determined beginning with the date of the partial annuitization. It is your responsibility to document to the IRS how much, if any, of a distribution is allocable to cost basis.

Partial Annuitization of Qualified Contracts

If you elect to apply only a portion of your qualified annuity contract value to an annuity option, we will treat the annuitized and non-annuitized portions of your contract as separate contracts for purposes of applying the required minimum distribution (RMD) rules of Code Section 401(a)(9) and the regulations thereunder. The IRS has not yet published guidance on the computation of the RMD for payments received as the result of a partial annuitization. If the IRS were to take the position that the annuitized and non-annuitized portions are not separate contracts for RMD purposes, your distributions may not be sufficient to meet your RMD in the year of the partial annuitization and subsequent years. Failure to satisfy the RMD rules in any year could subject you to a penalty equal to 50% of the amount that should have been distributed but was not. If your qualified contract contains after-tax money (i.e. has a cost basis), we will allocate that cost basis pro-rata between the annuitized and non-annuitized portions. Because the IRS has not published guidance as to what portion of any payment made under the annuity option represents a non-taxable return of cost basis and what portion is taxable, this treatment may understate or overstate income in any given year. If you misstate your income, the IRS may impose tax penalties and interest. You should consult a tax or legal adviser to discuss these risks before electing a partial annuitization of your qualified deferred annuity contract.

Taxation of Death Benefit Proceeds.  Amounts may be distributed from a contract because of your death or the death of the annuitant. Generally, such amounts are includible in the income of the recipient as follows:

i)	if distributed in a lump sum, they are taxed in the same manner as a full withdrawal of the contract; or
ii)	if distributed under a payout option, they are taxed in the same way as annuity payments.

Section 1035 Tax Free Exchanges.  Code Section 1035 provides that a life insurance, endowment, or annuity contract may be exchanged for an annuity contract on a tax free basis. When this type of exchange occurs, the gain in the original contract is preserved in the new contract by transferring the cost basis under the original contract to the new contract. The IRS has provided guidance on the partial exchange of an annuity contract for another annuity contract. According to the guidance, partial exchanges occurring on or after October 24, 2011 will be tax free if no distribution takes place from either contract within 180 days after the exchange. If a distribution occurs within 180 days after the exchange, the IRS will apply general tax principles to determine the tax treatment of the transfer. The limitation on distributions within 180 days does not apply to annuity payments that are based on life expectancy or on a period certain of 10 or more years. You should consult a tax adviser before entering into any 1035 exchange.

Partial exchanges which occurred prior to October 24, 2011 were subject to more restrictive guidance. You should consult a tax adviser if you have questions regarding the taxation of a prior exchange.

Beginning January 1, 2010, the Pension Protection Act of 2006 permits the exchange of an annuity contract for a qualified long-term care contract to qualify as a tax free 1035 exchange. However, if an annuity contract has entered the income phase, there is uncertainty and a lack of guidance regarding whether the exchange can qualify. Therefore, if an annuity contract has entered the income phase and the contract or the resulting annuity payments are exchanged for a qualified long-term care contract, we will not treat that as a tax free 1035 exchange.

Income Tax Reporting and Withholding.  Federal law requires that we file an information return on Form 1099-R with the IRS (with a copy to you) reporting any taxable amounts paid to you under the annuity contract. By January 31st of the calendar year following the year of any payment(s), we will issue the Form 1099-R to the owner of the annuity contract. Following the death of the owner the Form 1099-R will be sent to each beneficiary who receives a payment under the contract.

The portion of any distribution that is includible in the gross income of the owner is subject to federal income tax withholding. The amount of the withholding depends on the type of distribution. Withholding for periodic payments is at the same rate as wages and at the rate of 10% from non-periodic payments. However, the owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate (but not lower). Distributions from certain retirement plans, excluding IRAs, that are not directly rolled over to another eligible retirement plan or IRA, are subject to a mandatory 20% withholding. The 20% withholding requirement generally does not apply to:

a)	a series of substantially equal payments made at least annually for:

i)	the life or life expectancy of the owner, or joint and last survivor expectancy of the owner and a designated beneficiary; or
ii)	for a specified period of 10 years or more;

b)	distributions which are required minimum distributions; or
c)	hardship distributions from a 401(k) plan or a tax-sheltered annuity.

You should consult a tax adviser regarding withholding requirements.

Generation Skipping Transfer Tax Withholding.  Under certain circumstances, the Code may impose a generation skipping transfer tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

Medicare Hospital Insurance Tax.  Effective for tax years beginning after December 31, 2012, a Medicare Hospital Insurance Tax (known as the Unearned Income Medicare Contribution) applies to all or part of a taxpayer’s net investment income, at a rate of 3.8%, when certain income thresholds are met. Net investment income is defined to include, among other things, non-qualified annuities and net gain attributable to the disposition of property. Under regulations issued in 2013, the taxable portion of any distribution from a non-qualified annuity contract – including surrenders, withdrawals, and annuity payments – is included in net investment income. Net investment income also includes the gain from the sale of a non-qualified annuity contract. Under current guidance, we are required to report to the IRS whether a distribution is potentially subject to the tax. You should consult a tax adviser as to the potential impact of the Medicare Hospital Insurance Tax on your contract.

Non-Resident Aliens and Foreign Entities.  Generally, a distribution from a contract to a non-resident alien or foreign entity is subject to federal tax withholding at a rate of 30% of the amount of income that is distributed. A non-resident alien is a person who is neither a citizen, nor a resident, of the United States of America (U.S.). We are required to withhold the tax and send it to the IRS. Some distributions to non-resident aliens or foreign entities may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must claim the treaty benefit on Form W-8BEN (or the equivalent form), providing us with:

1)	proof of residency (in accordance with IRS requirements); and
2)	the applicable individual taxpayer identification number.

If the above conditions are not met, we will withhold 30% of the income from the distribution. Additionally, under the Foreign Account Tax Compliance Act effective July 1, 2014, U.S. withholding may occur with respect to certain entity owners (including foreign financial institutions and non-financial foreign entities (such as corporations, partnerships, and trusts)) at a 30% rate without regard to lower treaty rates.

Same-Sex Marriage.  Certain states treat individuals in a same-sex marriage, civil union, or domestic partnership as spouses for purposes of state law. Where same-sex marriages are recognized by state law, they are also recognized under federal law. The Department of Treasury and Internal Revenue Service have recently determined that spousal tax benefits will be determined based on the law of the state in which the marriage was celebrated (irrespective of the state of residence). However, some uncertainty remains regarding the treatment of same-sex spouses. Same-sex marriage is not recognized under the law of every state, and state tax treatment may differ from federal. Parties to a civil union or domestic partnership are not treated as spouses under federal law. Consequently, certain transactions, such as a change of ownership or continuation of the contract after death, may be taxable to those individuals. You should consult a tax adviser for more information on this subject.

Non-Natural Owner.  When a non-qualified contract is owned by a non-natural person (e.g., a corporation, limited liability company, partnership, trust or certain other entities) the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract is in the accumulation phase. This treatment is not generally applied to a contract held by a trust or other entity as an agent for a natural person. If any beneficiary (including a contingent beneficiary) of a trust is a non-natural person, the contract will not be treated as owned by an agent for a natural person, and gain in the contract will be taxed annually, whether or not the trust is a grantor trust for income tax purposes. This treatment also does not apply to a contract that qualifies as an immediate annuity. Before purchasing a contract to be owned by a non-natural person or changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

State versus Federal Tax.  On June 7, 2001, President Bush signed into law the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA). Some of EGTRRA’s provisions include increased contribution limits for qualified retirement plans, catch-up contribution limits for eligible participants and enhanced rollover opportunities. It is important to note that some states do not automatically conform their state income tax codes to reflect changes to the federal income tax code. Consequently, these states will not follow the provisions enacted by EGTRRA until they conform their income tax codes to the federal code. This nonconformity may result in state income tax consequences to participants of qualified retirement arrangements. Accordingly, participants of qualified retirement arrangements should consult a tax adviser to determine whether any adverse state income tax consequences would result from their compliance with EGTRRA’s provisions.

Other Information

Distribution

The contracts are no longer for sale to the public. While the contracts were offered for sale, they were sold by both registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who entered into distribution agreements with MML Distributors, LLC (MML Distributors), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with the Company and the Separate Account, MMLIS serves as principal underwriter of the contracts sold by its registered representatives, and prior to April 1, 2014, MML Distributors served as principal underwriter of the contracts sold by registered representatives of other broker-dealers who entered into distribution agreements (Distribution Agreements) with MML Distributors. Effective April 1, 2014, MML Strategic Distributors, LLC (MSD) replaced MML Distributors in all such Distribution Agreements for these contracts.

Both MMLIS and MSD are registered with the Securities and Exchange Commission as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA). Commissions for sales of the contract by MMLIS registered representatives are paid on behalf of MMLIS to its registered representatives. Commissions for sales of the contract by registered representatives of other broker-dealers are paid on behalf of MSD to those broker-dealers. MMLIS and MSD also receive compensation for their actions as principal underwriters of the contracts. We also pay expense allowances in connection with the sales of the contracts. The total compensation paid for the sale of the contract, including commissions and cash payments, may range up to 8.5% of purchase payments made to a contract and/or up to 2.4% of contract value annually.

Additional Compensation Paid to MMLIS.  Most MMLIS registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans. Sales of this contract may help these registered representatives and their supervisors qualify for such benefits. MMLIS registered representatives who are also general agents or sales managers of MassMutual also may receive overrides, allowances and other compensation that is based on sales of the contract by their registered representatives.

Additional Compensation Paid to Certain Broker-Dealers.  We and MSD make additional commission payments to certain broker-dealers in the form of asset-based payments and sales-based payments. We also make cash payments and non-cash payments to certain broker-dealers. The asset-based and sales-based payments are made to participate in those broker-dealers’ preferred provider programs or marketing support programs, or to otherwise promote this contract. Asset-based payments are based on the value of the assets in the MassMutual contracts sold by that broker-dealer. Sales-based payments are paid on each sale of the contract and each subsequent purchase payment applied to the contract. Cash payments are made to attend sales conferences and educational seminars sponsored by certain broker-dealers. Non-cash payments include various promotional items. For a list of the broker-dealers to whom we currently pay additional compensation for selling this contract, visit www.massmutual.com/legal/compagreements or call our Service Center at the number shown on page 1 of this prospectus.

The additional compensation arrangements described in the preceding paragraphs are not offered to all broker-dealers and the terms of such arrangements may differ among broker-dealers. Some broker-dealers may receive two or more of these payments. Such payments may give us greater access to the registered representatives of the broker-dealers that receive such compensation or may influence the way that a broker-dealer markets the contract. Any such compensation will be paid by MSD or us and will not result in any additional direct charge to you.

The additional compensation arrangements may provide a registered representative with an incentive to sell this contract over other available variable annuity contracts whose issuers do not provide such compensation or who provide lower levels of such compensation. Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer, depending on the agreement between the representative and their firm. MassMutual is not involved in determining compensation paid to a registered representative of an unaffiliated broker-dealer. You may contact your broker-dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a contract. You may want to take these compensation arrangements into account when evaluating any recommendations regarding this contract.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus, including the contingent deferred sales charge. We may also use some of the 12b-1 distribution fee payments and other payments that we receive from certain funds to help us make these cash and non-cash payments.

Special Arrangements

For certain group or sponsored arrangements there may be expense savings that could be passed on to the customer because our cost for sales, administration, and mortality generally vary with the size of the customer. We will consider factors such as the size of the group, the nature of the sale, the expected purchase payment volume, and other factors we consider significant in determining whether to reduce charges. Subject to applicable state laws and regulations, we reserve the right to reduce or waive the administrative charge, or any other charge that is appropriate to reflect any expense savings. We will make any reductions according to our rules in effect when an application for a contract is approved. We may change these rules from time to time. Any reduction in charges will reflect differences in costs or services, and will not be unfairly discriminatory.

We reserve the right to modify or terminate this arrangement.

Assignment

You can assign the contract at any time during your lifetime. We will not be bound by the assignment until we receive, in good order, written notice of the assignment. We will not be liable for any payment or other action we take in accordance with the contract before we receive notice of the assignment. You may be subject to tax consequences if you assign your contract. We are not responsible for the validity of an assignment.

If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract. If you assign your contract, your rights may only be exercised with the consent of the assignee of record.

Unclaimed Property

Every state has some form of unclaimed property law that imposes varying legal and practical obligations on insurers and, indirectly, on contract owners, beneficiaries, and any other payees of proceeds from a contract. Unclaimed property laws generally provide for the transfer of benefits or payments under various circumstances to the abandoned property division or unclaimed property office in the state of last residence. This process is known as escheatment. To help avoid escheatment, keep your own information, as well as beneficiary and any other payee information up-to-date, including: full names, postal and electronic media addresses, telephone numbers, dates of birth, and social security numbers. To update this information, contact our Service Center.

Voting Rights

We are the legal owner of the fund shares. When a fund solicits proxies in conjunction with a vote of shareholders, we are required to obtain, from you and other owners, instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares for which we have not received voting instructions, in proportion to those instructions. This will also include any shares that we own on our own behalf. This may result in a small number of owners controlling the outcome of the vote. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

During the accumulation phase of your contract and while the annuitant is living, we determine the number of shares you may vote by dividing your contract value in each fund, if any, by $100. Fractional shares are counted. During the income phase or after the annuitant dies, we determine the number of shares you may vote based on our liability for future variable monthly annuity payments.

Changes to the Contract

We reserve the right to amend the contract to meet the requirements of applicable federal or state laws or regulations, or as otherwise provided in the contract. We will notify you by written notice of such amendments.

Suspension of Payments or Transfers

We may be required to suspend or postpone transfers from the funds or payments from the funds for withdrawals or death benefits during any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);
•	trading on the New York Stock Exchange is restricted;
•	an emergency exists as a result of which disposal of shares of the funds is not reasonably practicable or we cannot reasonably value the shares of the funds; or
•	during any other period when the Securities and Exchange Commission, by order, so permits for your protection.

We reserve the right to defer payment for a withdrawal from The Fixed Account and a Long-Term Guarantee Fixed Account for the period permitted by law but not for more than six months.

If, pursuant to the Securities and Exchange Commission’s rules, a money market fund (Fund) suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, withdrawal or death benefit from the applicable money market sub-account until the Fund is liquidated.

Termination of Contract

We will terminate your contract upon the occurrence of any of the following events:

1)	the date of the last annuity payment;
2)	the date payment is made of the entire contract value;
3)	the date of the last payment upon death to the last beneficiary; or
4)	the date your contract is returned under the right to examine contract provision.

In addition, in most states we reserve the right to terminate your contract if no purchase payment has been made for at least two consecutive years measured from the date we received the last purchase payment; and each of the following amounts is less than $2,000 on the date we send notice of our election to terminate your contract: your contract value less any premium tax deducted; your contract withdrawal value; and the sum of all purchase payments made into your contract adjusted for any partial withdrawals.

Anti-Money Laundering

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a purchase payment or block a contract owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

Our Ability to Make Payments Under the Contract

Our Claims-Paying Ability.  Our “claims-paying ability” is our ability to meet any contractual obligation we have to make payments under the contract. These amounts include death benefits, annuity payments, withdrawals and any amounts paid out through the contract’s additional features. It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and as with any insurance product, there are risks to purchasing this contract. For this reason, you should consider our financial strength and claims-paying ability to meet our obligations under the contract when purchasing a contract and making investment decisions.

Obligations of Our Separate Account.  Contract value you allocate to the funds is maintained in our separate account. Any withdrawals or transfers of contract value from the funds will be taken from the separate account. We cannot use the separate account’s assets to pay any of our liabilities other than those arising from the contracts. See “Investment Choices – The Separate Account.”

Obligations of Our General Account.  Contract value you allocate to the fixed accounts is maintained in our general account. The assets of our general account support our insurance and annuity obligations and are subject to our general liabilities from our business operations and to claims by our creditors. We use general account assets for many purposes including to pay death benefits, annuity payments, withdrawals and transfers from the fixed accounts and to pay amounts we provide to you through an elected additional feature that are in excess of your contract value allocated to the separate account.

Because of exemptive and exclusionary provisions, the general account, unlike the separate account, has not been registered under the Securities Act of 1933 (1933 Act) or the Investment Company Act of 1940 (1940 Act). Because of this, the general account is generally not subject to the provisions of the 1933 Act or the 1940 Act and the Securities and Exchange Commission staff has not reviewed the disclosures in this prospectus that relate to the general account. However, disclosures regarding the general account are subject to certain generally applicable provisions of the federal securities laws that require complete and accurate statements in prospectuses.

Our Financial Statements

We encourage both existing and prospective owners to read and understand our financial statements. Our audited statutory financial statements and those of the separate account are included in the Statement of Additional Information (SAI). You can request an SAI by contacting our Service Center at the number or address on page 1 of this prospectus.

Computer System Failures and Cybersecurity

The Company and its business partners rely on computer systems to conduct business, including customer service, marketing and sales activities, customer relationship management and producing financial statements. While the Company and its business partners have policies, procedures, automation and backup plans designed to prevent or limit the effect of failures, computer systems may be vulnerable to disruptions or breaches as a result of natural disasters, man-made disasters, criminal activity, pandemics, or other events beyond our control. The failure of the computer systems for any reason could disrupt operations, result in the loss of customer business and adversely impact profitability.

The Company and its business partners retain confidential information on our respective computer systems, including customer information and proprietary business information. Any compromise of the security of the computer systems that results in the disclosure of personally identifiable customer information could damage our reputation, expose us to litigation, increase regulatory scrutiny and require us to incur significant technical, legal, and other expenses.

Legal Proceedings

The Company is subject to legal and regulatory actions, including class action lawsuits, in the ordinary course of its business. Our pending legal and regulatory actions include proceedings specific to us, as well as proceedings generally applicable to business practices in the industry in which we operate. From time to time, we also are subject to governmental and administrative proceedings and regulatory inquiries, examinations, and investigations in the ordinary course of our business. In addition, we, along with other industry participants, may occasionally be subject to investigations, examinations, and inquiries (in some cases industry-wide) concerning issues upon which regulators have decided to focus. Some of these proceedings involve requests for substantial and/or unspecified amounts, including compensatory or punitive damages.

While it is not possible to predict with certainty the ultimate outcome of any pending litigation proceedings or regulatory action, management believes, based on information currently known to it, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect upon the separate account, the ability of the principal underwriter(s) to perform in accordance with its contracts with the Company on behalf of the separate account, or the ability of the Company to meet its obligations under the contracts.

For more information regarding the Company’s litigation and other legal proceedings, see the notes to the Company’s financial statements contained within the Statement of Additional Information.

Additional Information

For further information about the contract, you may obtain a Statement of Additional Information. You can call the telephone number indicated on the cover page or you can write to us. For your convenience we have included a form for that purpose.

The Table of Contents of the Statement of Additional Information is as follows:

Assignment of Contract

Distribution

Accumulation Units and Unit Value

Transfers During the Income Phase

Payment of Death Benefit

Annuity Payments

Experts

Financial Statements

To obtain a free copy of the Statement of Additional Information, return this request form to the address shown below or call our Service Center at (800) 272-2216.

To:	MassMutual Financial Group

Document Management Services – Annuities W360

P.O. Box 9067

Springfield, MA 01102-9067

Please send me the Statement of Additional Information for MassMutual Transitions® (AN8300SAI).

Name

Address

City	State	Zip

Telephone

[THIS PAGE INTENTIONALLY LEFT BLANK]

Appendix A

Condensed Financial Information

The following schedules include accumulation unit values for the periods indicated. We have extracted some of this data from the separate account’s audited financial statements. You should read this information in conjunction with the separate account’s audited financial statements and related notes that are included in the Statement of Additional Information.

Accumulation Unit Values – Custom Plan

Sub-Account	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Value at Inception Date
Calvert Social Balanced	$—	$—	$—	$—	$—	$—	$—	$—	$—	$12.07	$10.00	(a)
Fidelity® VIP Contrafund®	27.08	24.42	18.78	16.29	16.87	14.53	10.81	18.98	16.29	14.72	10.00	(a)
Invesco V.I. Diversified Dividend	9.91	8.87	6.83	5.81	5.99	5.48	4.34	10.81	14.04	12.17	10.00	(a)
Invesco V.I. Global Health Care	26.43	22.30	16.02	13.38	12.99	12.45	9.85	13.93	12.57	12.06	10.00	(a)
Invesco V.I. Technology	17.17	15.61	12.59	11.42	12.15	10.11	6.48	11.79	11.06	10.10	10.00	(a)
Janus Aspen Balanced	—	—	—	—	—	—	—	—	—	11.97	10.00	(a)
MFS Investors Trust	—	—	—	—	—	—	—	—	—	11.85	10.00	(a)
MFS New Discovery	—	—	—	—	—	—	—	—	—	11.29	10.00	(a)
MML Aggressive Allocation	15.35	14.64	11.60	10.12	10.41	9.05	6.82	—	—	—	10.00	(b)
MML Asset Allocation	—	—	—	13.63	13.53	12.13	10.47	15.17	15.14	13.49	10.00	(c)
MML Balanced Allocation	14.20	13.61	12.00	10.78	10.69	9.58	7.83	—	—	—	10.00	(b)
MML Blend	21.21	19.29	16.19	14.51	13.98	12.54	10.50	13.72	13.08	11.82	10.00	(a)
MML Blue Chip Growth	23.80	22.01	15.72	13.42	13.36	11.61	8.23	14.45	12.95	11.94	10.00	(a)
MML Concentrated Growth	—	—	—	10.11	10.28	9.10	6.44	16.20	14.22	13.58	10.00	(a)
MML Conservative Allocation	14.11	13.55	12.29	11.14	10.96	9.89	8.24	—	—	—	10.00	(b)
MML Emerging Growth	—	—	—	10.45	11.29	9.10	8.19	14.23	12.20	11.69	10.00	(a)
MML Enhanced Index Core Equity	—	—	—	12.41	12.21	10.79	8.78	14.14	13.67	11.88	10.00	(a)
MML Equity	20.22	18.30	13.86	12.06	12.65	11.12	8.59	14.85	14.41	12.33	10.00	(a)
MML Equity Income	20.71	19.44	15.11	13.00	13.23	11.62	9.37	14.73	14.42	12.23	10.00	(a)
MML Equity Index	20.85	18.60	14.24	12.45	12.36	10.89	8.72	14.03	13.47	11.80	10.00	(a)
MML Focused Equity	15.64	14.10	10.34	—	—	—	—	—	—	—	10.00	(d)
MML Foreign	16.03	17.40	14.54	12.33	13.81	13.32	10.40	17.82	15.86	12.96	10.00	(a)
MML Fundamental Growth	13.89	12.66	9.68	—	—	—	—	—	—	—	10.00	(d)
MML Fundamental Value	14.57	13.25	10.25	—	—	—	—	—	—	—	10.00	(d)
MML Global	14.79	14.37	11.32	9.24	9.74	8.73	6.67	11.97	11.67	10.49	10.00	(a)
MML Growth & Income	21.37	19.41	14.78	12.49	12.84	11.63	9.20	15.51	15.71	14.40	10.00	(c)

Sub-Account	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Value at Inception Date
MML Growth Allocation	$14.95	$14.27	$11.74	$10.35	$10.50	$9.22	$7.18	$—	$—	$—	$10.00	(b)
MML High Yield	14.04	14.08	12.85	11.13	10.62	—	—	—	—	—	10.00	(e)
MML Income & Growth	18.19	16.82	13.62	12.29	11.74	10.61	9.08	14.05	14.29	12.32	10.00	(a)
MML Inflation-Protected and Income	14.25	13.91	15.38	14.53	12.92	12.24	11.12	11.73	11.02	11.02	10.00	(c)
MML International Equity	9.16	—	—	—	—	—	—	—	—	—	10.00	(f)
MML Large Cap Growth	17.94	16.54	12.50	10.90	11.42	9.70	7.43	12.68	11.28	10.85	10.00	(a)
MML Managed Bond	16.99	16.11	16.54	15.78	14.85	14.02	12.84	12.66	11.93	11.57	10.00	(a)
MML Managed Volatility	17.13	16.56	14.19	12.66	13.30	11.95	9.23	15.36	14.87	13.14	10.00	(a)
MML Mid Cap Growth	32.48	28.95	21.38	18.97	19.39	15.28	10.61	17.92	15.48	14.64	10.00	(a)
MML Mid Cap Value	28.31	24.49	18.96	16.40	16.66	14.01	10.85	14.51	15.00	12.96	10.00	(a)
MML Moderate Allocation	14.60	13.96	11.98	10.69	10.69	9.51	7.62	—	—	—	10.00	(b)
MML Money Market	9.54	9.63	9.73	9.82	9.91	10.01	10.10	—	—	—	10.00	(b)
MML Oppenheimer Small Company Opportunities (g)	—	—	—	—	—	—	9.97	16.67	18.11	15.84	10.00	(a)
MML Short-Duration Bond	10.64	10.62	10.65	10.46	10.22	—	—	—	—	—	10.00	(e)
MML Small Cap Equity	23.90	21.52	15.40	13.13	13.55	11.09	8.20	13.40	13.70	12.51	10.00	(a)
MML Small Cap Growth Equity	27.97	26.67	18.13	16.14	17.19	14.19	10.35	17.01	15.66	14.49	10.00	(a)
MML Small Cap Index	—	—	—	15.99	16.05	12.90	10.44	15.35	15.59	13.66	10.00	(a)
MML Small/Mid Cap Value	29.25	26.98	19.71	16.71	18.24	14.52	10.27	16.81	20.78	17.50	10.00	(c)
MML T. Rowe Price Growth Equity (h)	—	—	—	—	—	—	6.21	10.95	10.59	10.49	10.00	(a)
MML Total Return Bond (i)	10.50	10.15	10.44	—	—	—	—	—	—	—	10.00	(d)
Oppenheimer Capital Appreciation	18.90	16.53	12.86	11.38	11.62	10.72	7.49	13.88	12.28	11.48	10.00	(a)
Oppenheimer Capital Income (j), (k)	14.39	13.43	11.98	10.76	10.79	9.65	7.99	14.27	13.88	12.61	10.00	(a)
Oppenheimer Discovery Mid Cap Growth	19.20	18.32	13.60	11.79	11.78	9.33	7.10	14.07	13.36	13.10	10.00	(a)
Oppenheimer Diversified Alternatives (l)	9.94	—	—	—	—	—	—	—	—	—	10.00	(f)
Oppenheimer Global	23.83	23.52	18.65	15.53	17.10	14.88	10.75	18.14	17.23	14.78	10.00	(a)
Oppenheimer Global Strategic Income	19.77	19.41	19.62	17.45	17.46	15.34	13.03	15.33	14.11	13.25	10.00	(a)
Oppenheimer High Income (j), (m)	—	—	—	3.99	4.13	3.63	2.92	13.85	13.99	12.91	10.00	(a)
Oppenheimer International Growth	22.54	24.52	19.67	16.25	17.67	15.54	11.27	19.83	17.78	13.72	10.00	(a)
Oppenheimer Main Street	20.17	18.39	14.09	12.17	12.29	10.69	8.41	13.80	13.34	11.71	10.00	(a)
Oppenheimer Money (n)	10.63	10.73	10.83	10.93	11.03	11.13	11.21	11.01	10.58	10.20	10.00	(a)
PIMCO CommodityRealReturn® Strategy	7.17	8.90	10.53	10.12	11.05	8.98	6.40	11.51	9.43	—	10.00	(o)
VY Clarion Global Real Estate	14.75	13.08	12.73	10.23	10.91	9.49	7.18	10.16	12.26	—	10.00	(o)

Accumulation Unit Values – Package I

Sub-Account	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Value at Inception Date
Calvert Social Balanced	$—	$—	$—	$—	$—	$—	$—	$—	$—	$12.07	$10.00	(a)
Fidelity® VIP Contrafund®	27.08	24.42	18.78	16.29	16.87	14.53	10.81	18.98	16.29	14.72	10.00	(a)
Invesco V.I. Diversified Dividend	9.91	8.87	6.83	5.81	5.99	5.48	4.34	10.81	14.04	12.17	10.00	(a)
Invesco V.I. Global Health Care	26.43	22.30	16.02	13.38	12.99	12.45	9.85	13.93	12.57	12.06	10.00	(a)
Invesco V.I. Technology	17.17	15.61	12.59	11.42	12.15	10.11	6.48	11.79	11.06	10.10	10.00	(a)
Janus Aspen Balanced	—	—	—	—	—	—	—	—	—	11.97	10.00	(a)
MFS Investors Trust	—	—	—	—	—	—	—	—	—	11.85	10.00	(a)
MFS New Discovery	—	—	—	—	—	—	—	—	—	11.29	10.00	(a)
MML Aggressive Allocation	15.35	14.64	11.60	10.12	10.41	9.05	6.82	—	—	—	10.00	(b)
MML Asset Allocation	—	—	—	13.63	13.53	12.13	10.47	15.17	15.14	13.49	10.00	(c)
MML Balanced Allocation	14.20	13.61	12.00	10.78	10.69	9.58	7.83	—	—	—	10.00	(b)
MML Blend	21.21	19.29	16.19	14.51	13.98	12.54	10.50	13.72	13.08	11.82	10.00	(a)
MML Blue Chip Growth	23.80	22.01	15.72	13.42	13.36	11.61	8.23	14.45	12.95	11.94	10.00	(a)
MML Concentrated Growth	—	—	—	10.11	10.28	9.10	6.44	16.20	14.22	13.58	10.00	(a)
MML Conservative Allocation	14.11	13.55	12.29	11.14	10.96	9.89	8.24	—	—	—	10.00	(b)
MML Emerging Growth	—	—	—	10.45	11.29	9.10	8.19	14.23	12.20	11.69	10.00	(a)
MML Enhanced Index Core Equity	—	—	—	12.41	12.21	10.79	8.78	14.14	13.67	11.88	10.00	(a)
MML Equity	20.22	18.30	13.86	12.06	12.65	11.12	8.59	14.85	14.41	12.33	10.00	(a)
MML Equity Income	20.71	19.44	15.11	13.00	13.23	11.62	9.37	14.73	14.42	12.23	10.00	(a)
MML Equity Index	20.85	18.60	14.24	12.45	12.36	10.89	8.72	14.03	13.47	11.80	10.00	(a)
MML Focused Equity	15.64	14.10	10.34	—	—	—	—	—	—	—	10.00	(d)
MML Foreign	16.03	17.40	14.54	12.33	13.81	13.32	10.40	17.82	15.86	12.96	10.00	(a)
MML Fundamental Growth	13.89	12.66	9.68	—	—	—	—	—	—	—	10.00	(d)
MML Fundamental Value	14.57	13.25	10.25	—	—	—	—	—	—	—	10.00	(d)
MML Global	14.79	14.37	11.32	9.24	9.74	8.73	6.67	11.97	11.67	10.49	10.00	(a)
MML Growth & Income	21.37	19.41	14.78	12.49	12.84	11.63	9.20	15.51	15.71	14.40	10.00	(c)
MML Growth Allocation	14.95	14.27	11.74	10.35	10.50	9.22	7.18	—	—	—	10.00	(b)
MML High Yield	14.04	14.08	12.85	11.13	10.62	—	—	—	—	—	10.00	(e)
MML Income & Growth	18.19	16.82	13.62	12.29	11.74	10.61	9.08	14.05	14.29	12.32	10.00	(a)
MML Inflation-Protected and Income	14.25	13.91	15.38	14.53	12.92	12.24	11.12	11.73	11.02	11.02	10.00	(c)
MML International Equity	9.16	—	—	—	—	—	—	—	—	—	10.00	(f)
MML Large Cap Growth	17.94	16.54	12.50	10.90	11.42	9.70	7.43	12.68	11.28	10.85	10.00	(a)
MML Managed Bond	16.99	16.11	16.54	15.78	14.85	14.02	12.84	12.66	11.93	11.57	10.00	(a)

Sub-Account	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Value at Inception Date
MML Managed Volatility	$17.13	$16.56	$14.19	$12.66	$13.30	$11.95	$9.23	$15.36	$14.87	$13.14	$10.00	(a)
MML Mid Cap Growth	32.48	28.95	21.38	18.97	19.39	15.28	10.61	17.92	15.48	14.64	10.00	(a)
MML Mid Cap Value	28.31	24.49	18.96	16.40	16.66	14.01	10.85	14.51	15.00	12.96	10.00	(a)
MML Moderate Allocation	14.60	13.96	11.98	10.69	10.69	9.51	7.62	—	—	—	10.00	(b)
MML Money Market	9.54	9.63	9.73	9.82	9.91	10.01	10.10	—	—	—	10.00	(b)
MML Oppenheimer Small Company Opportunities (g)	—	—	—	—	—	—	9.97	16.67	18.11	15.84	10.00	(a)
MML Short-Duration Bond	10.64	10.62	10.65	10.46	10.22	—	—	—	—	—	10.00	(e)
MML Small Cap Equity	23.90	21.52	15.40	13.13	13.55	11.09	8.20	13.40	13.70	12.51	10.00	(a)
MML Small Cap Growth Equity	27.97	26.67	18.13	16.14	17.19	14.19	10.35	17.01	15.66	14.49	10.00	(a)
MML Small Cap Index	—	—	—	15.99	16.05	12.90	10.44	15.35	15.59	13.66	10.00	(a)
MML Small/Mid Cap Value	29.25	26.98	19.71	16.71	18.24	14.52	10.27	16.81	20.78	17.50	10.00	(c)
MML T. Rowe Price Growth Equity (h)	—	—	—	—	—	—	6.21	10.95	10.59	10.49	10.00	(a)
MML Total Return Bond (i)	10.50	10.15	10.44	—	—	—	—	—	—	—	10.00	(d)
Oppenheimer Capital Appreciation	18.90	16.53	12.86	11.38	11.62	10.72	7.49	13.88	12.28	11.48	10.00	(a)
Oppenheimer Capital Income (j), (k)	14.39	13.43	11.98	10.76	10.79	9.65	7.99	14.27	13.88	12.61	10.00	(a)
Oppenheimer Discovery Mid Cap Growth	19.20	18.32	13.60	11.79	11.78	9.33	7.10	14.07	13.36	13.10	10.00	(a)
Oppenheimer Diversified Alternatives (l)	9.94	—	—	—	—	—	—	—	—	—	10.00	(f)
Oppenheimer Global	23.83	23.52	18.65	15.53	17.10	14.88	10.75	18.14	17.23	14.78	10.00	(a)
Oppenheimer Global Strategic Income	19.77	19.41	19.62	17.45	17.46	15.34	13.03	15.33	14.11	13.25	10.00	(a)
Oppenheimer High Income (j), (m)	—	—	—	3.99	4.13	3.63	2.92	13.85	13.99	12.91	10.00	(a)
Oppenheimer International Growth	22.54	24.52	19.67	16.25	17.67	15.54	11.27	19.83	17.78	13.72	10.00	(a)
Oppenheimer Main Street	20.17	18.39	14.09	12.17	12.29	10.69	8.41	13.80	13.34	11.71	10.00	(a)
Oppenheimer Money (n)	10.63	10.73	10.83	10.93	11.03	11.13	11.21	11.01	10.58	10.20	10.00	(a)
PIMCO CommodityRealReturn® Strategy	7.17	8.90	10.53	10.12	11.05	8.98	6.40	11.51	9.43	—	10.00	(o)
VY Clarion Global Real Estate	14.75	13.08	12.73	10.23	10.91	9.49	7.18	10.16	12.26	—	10.00	(o)

Accumulation Unit Values – Package II

Sub-Account	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Value at Inception Date
Calvert Social Balanced	$—	$—	$—	$—	$—	$—	$—	$—	$—	$11.92	$10.00	(a)
Fidelity® VIP Contrafund®	25.91	23.45	18.10	15.75	16.37	14.15	10.56	18.61	16.03	14.54	10.00	(a)

Sub-Account	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Value at Inception Date
Invesco V.I. Diversified Dividend	$9.49	$8.52	$6.58	$5.62	$5.81	$5.34	$4.24	$10.60	$13.81	$12.02	$10.00	(a)
Invesco V.I. Global Health Care	25.29	21.41	15.43	12.93	12.60	12.13	9.62	13.66	12.37	11.91	10.00	(a)
Invesco V.I. Technology	16.43	14.99	12.13	11.05	11.79	9.84	6.34	11.57	10.88	9.98	10.00	(a)
Janus Aspen Balanced	—	—	—	—	—	—	—	—	—	11.82	10.00	(a)
MFS Investors Trust	—	—	—	—	—	—	—	—	—	11.71	10.00	(a)
MFS New Discovery	—	—	—	—	—	—	—	—	—	11.15	10.00	(a)
MML Aggressive Allocation	14.98	14.33	11.40	9.98	10.30	8.99	6.80	—	—	—	10.00	(b)
MML Asset Allocation	—	—	—	13.22	13.18	11.85	10.26	14.92	14.95	13.37	10.00	(c)
MML Balanced Allocation	13.86	13.33	11.79	10.63	10.58	9.51	7.80	—	—	—	10.00	(b)
MML Blend	20.29	18.52	15.60	14.03	13.56	12.21	10.26	13.46	12.87	11.67	10.00	(a)
MML Blue Chip Growth	22.77	21.14	15.15	12.97	12.97	11.31	8.05	14.17	12.74	11.79	10.00	(a)
MML Concentrated Growth	—	—	—	9.78	9.98	8.86	6.29	15.89	13.99	13.41	10.00	(a)
MML Conservative Allocation	13.78	13.28	12.08	10.99	10.85	9.82	8.22	—	—	—	10.00	(b)
MML Emerging Growth	—	—	—	10.10	10.95	8.86	8.00	13.96	12.00	11.55	10.00	(a)
MML Enhanced Index Core Equity	—	—	—	12.00	11.85	10.51	8.58	13.87	13.45	11.73	10.00	(a)
MML Equity	19.35	17.57	13.35	11.66	12.27	10.83	8.40	14.56	14.18	12.18	10.00	(a)
MML Equity Income	19.82	18.67	14.56	12.57	12.84	11.31	9.15	14.45	14.19	12.08	10.00	(a)
MML Equity Index	19.95	17.86	13.72	12.04	11.99	10.61	8.52	13.76	13.26	11.65	10.00	(a)
MML Focused Equity	15.49	14.02	10.32	—	—	—	—	—	—	—	10.00	(d)
MML Foreign	15.34	16.71	14.01	11.92	13.41	12.97	10.16	17.48	15.60	12.80	10.00	(a)
MML Fundamental Growth	13.76	12.58	9.66	—	—	—	—	—	—	—	10.00	(d)
MML Fundamental Value	14.43	13.18	10.22	—	—	—	—	—	—	—	10.00	(d)
MML Global	14.16	13.80	10.91	8.93	9.45	8.50	6.52	11.74	11.48	10.36	10.00	(a)
MML Growth & Income	20.52	18.70	14.29	12.12	12.50	11.36	9.02	15.25	15.51	14.27	10.00	(c)
MML Growth Allocation	14.59	13.97	11.54	10.21	10.39	9.16	7.16	—	—	—	10.00	(b)
MML High Yield	13.82	13.90	12.73	11.07	10.60	—	—	—	—	—	10.00	(e)
MML Income & Growth	17.41	16.15	13.13	11.88	11.40	10.34	8.87	13.77	14.06	12.17	10.00	(a)
MML Inflation-Protected and Income	13.68	13.40	14.87	14.09	12.58	11.96	10.90	11.54	10.88	10.91	10.00	(c)
MML International Equity	9.14	—	—	—	—	—	—	—	—	—	10.00	(f)
MML Large Cap Growth	17.16	15.88	12.05	10.54	11.09	9.45	7.26	12.44	11.10	10.72	10.00	(a)
MML Managed Bond	16.26	15.47	15.94	15.26	14.41	13.65	12.55	12.41	11.74	11.43	10.00	(a)
MML Managed Volatility	16.39	15.90	13.67	12.24	12.90	11.63	9.02	15.06	14.64	12.98	10.00	(a)
MML Mid Cap Growth	31.08	27.80	20.60	18.34	18.81	14.88	10.37	17.57	15.23	14.46	10.00	(a)
MML Mid Cap Value	27.09	23.52	18.27	15.86	16.17	13.64	10.60	14.23	14.76	12.79	10.00	(a)

Sub-Account	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Value at Inception Date
MML Moderate Allocation	$14.25	$13.67	$11.78	$10.54	$10.58	$9.44	$7.60	$—	$—	$—	$10.00	(b)
MML Money Market	9.31	9.44	9.56	9.69	9.81	9.94	10.06	—	—	—	10.00	(b)
MML Oppenheimer Small Company Opportunities (g)	—	—	—	—	—	—	9.74	16.34	17.82	15.64	10.00	(a)
MML Short-Duration Bond	10.47	10.49	10.55	10.40	10.20	—	—	—	—	—	10.00	(e)
MML Small Cap Equity	22.87	20.66	14.84	12.70	13.15	10.80	8.01	13.14	13.48	12.36	10.00	(a)
MML Small Cap Growth Equity	26.77	25.61	17.47	15.60	16.68	13.82	10.12	16.68	15.41	14.31	10.00	(a)
MML Small Cap Index	—	—	—	15.46	15.58	12.56	10.20	15.05	15.34	13.49	10.00	(a)
MML Small/Mid Cap Value	28.08	25.99	19.05	16.21	17.76	14.18	10.07	16.54	20.52	17.34	10.00	(c)
MML T. Rowe Price Growth Equity (h)	—	—	—	—	—	—	6.07	10.74	10.42	10.36	10.00	(a)
MML Total Return Bond (i)	10.40	10.09	10.41	—	—	—	—	—	—	—	10.00	(d)
Oppenheimer Capital Appreciation	18.08	15.87	12.39	11.00	11.28	10.44	7.32	13.61	12.08	11.34	10.00	(a)
Oppenheimer Capital Income (j), (k)	13.77	12.89	11.54	10.41	10.47	9.39	7.81	13.99	13.66	12.45	10.00	(a)
Oppenheimer Discovery Mid Cap Growth	18.37	17.59	13.11	11.40	11.43	9.08	6.94	13.80	13.15	12.94	10.00	(a)
Oppenheimer Diversified Alternatives (l)	9.92	—	—	—	—	—	—	—	—	—	10.00	(f)
Oppenheimer Global	22.81	22.59	17.97	15.02	16.59	14.49	10.50	17.79	16.95	14.59	10.00	(a)
Oppenheimer Global Strategic Income	18.92	18.64	18.91	16.87	16.95	14.93	12.73	15.03	13.89	13.09	10.00	(a)
Oppenheimer High Income (j), (m)	—	—	—	3.86	4.01	3.54	2.86	13.58	13.77	12.75	10.00	(a)
Oppenheimer International Growth	21.57	23.55	18.95	15.71	17.14	15.14	11.01	19.45	17.50	13.55	10.00	(a)
Oppenheimer Main Street	19.30	17.66	13.58	11.77	11.93	10.41	8.22	13.53	13.13	11.56	10.00	(a)
Oppenheimer Money (n)	10.17	10.30	10.43	10.57	10.71	10.84	10.95	10.79	10.42	10.08	10.00	(a)
PIMCO CommodityRealReturn® Strategy	6.96	8.66	10.29	9.92	10.87	8.86	6.34	11.44	9.41	—	10.00	(o)
VY Clarion Global Real Estate	14.31	12.73	12.44	10.03	10.73	9.37	7.12	10.10	12.23	—	10.00	(o)

Accumulation Unit Values – Package III

Sub-Account	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Value at Inception Date
Calvert Social Balanced	$—	$—	$—	$—	$—	$—	$—	$—	$—	$11.81	$10.00	(a)
Fidelity® VIP Contrafund®	25.11	22.78	17.62	15.37	16.02	13.88	10.39	18.35	15.85	14.41	10.00	(a)
Invesco V.I. Diversified Dividend	9.19	8.27	6.41	5.49	5.69	5.24	4.18	10.46	13.65	11.91	10.00	(a)
Invesco V.I. Global Health Care	24.51	20.80	15.03	12.63	12.34	11.90	9.47	13.47	12.23	11.80	10.00	(a)
Invesco V.I. Technology	15.92	14.56	11.82	10.78	11.54	9.66	6.23	11.41	10.76	9.89	10.00	(a)

Sub-Account	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Value at Inception Date
Janus Aspen Balanced	$—	$—	$—	$—	$—	$—	$—	$—	$—	$11.71	$10.00	(a)
MFS Investors Trust	—	—	—	—	—	—	—	—	—	11.60	10.00	(a)
MFS New Discovery	—	—	—	—	—	—	—	—	—	11.05	10.00	(a)
MML Aggressive Allocation	14.72	14.12	11.26	9.88	10.22	8.95	6.78	—	—	—	10.00	(b)
MML Asset Allocation	—	—	—	12.94	12.93	11.66	10.12	14.75	14.81	13.28	10.00	(c)
MML Balanced Allocation	13.62	13.13	11.65	10.52	10.51	9.47	7.78	—	—	—	10.00	(b)
MML Blend	19.67	18.00	15.19	13.70	13.28	11.98	10.10	13.27	12.73	11.56	10.00	(a)
MML Blue Chip Growth	22.06	20.53	14.76	12.67	12.69	11.10	7.91	13.97	12.59	11.68	10.00	(a)
MML Concentrated Growth	—	—	—	9.55	9.77	8.69	6.19	15.67	13.84	13.29	10.00	(a)
MML Conservative Allocation	13.54	13.08	11.93	10.88	10.77	9.78	8.20	—	—	—	10.00	(b)
MML Emerging Growth	—	—	—	9.87	10.72	8.69	7.87	13.76	11.87	11.44	10.00	(a)
MML Enhanced Index Core Equity	—	—	—	11.71	11.60	10.31	8.44	13.67	13.30	11.63	10.00	(a)
MML Equity	18.75	17.07	13.01	11.38	12.01	10.63	8.26	14.36	14.02	12.07	10.00	(a)
MML Equity Income	19.20	18.13	14.17	12.27	12.56	11.10	9.00	14.25	14.03	11.97	10.00	(a)
MML Equity Index	19.33	17.35	13.36	11.75	11.74	10.41	8.38	13.57	13.11	11.54	10.00	(a)
MML Focused Equity	15.39	13.96	10.30	—	—	—	—	—	—	—	10.00	(d)
MML Foreign	14.87	16.23	13.64	11.64	13.12	12.73	10.00	17.23	15.43	12.68	10.00	(a)
MML Fundamental Growth	13.67	12.53	9.64	—	—	—	—	—	—	—	10.00	(d)
MML Fundamental Value	14.34	13.12	10.21	—	—	—	—	—	—	—	10.00	(d)
MML Global	13.72	13.40	10.62	8.72	9.25	8.34	6.41	11.57	11.35	10.27	10.00	(a)
MML Growth & Income	19.93	18.20	13.95	11.86	12.27	11.18	8.89	15.08	15.37	14.18	10.00	(c)
MML Growth Allocation	14.34	13.77	11.40	10.11	10.31	9.11	7.14	—	—	—	10.00	(b)
MML High Yield	13.66	13.77	12.65	11.02	10.58	—	—	—	—	—	10.00	(e)
MML Income & Growth	16.87	15.69	12.79	11.60	11.15	10.14	8.73	13.58	13.90	12.06	10.00	(a)
MML Inflation-Protected and Income	13.29	13.05	14.51	13.79	12.34	11.76	10.74	11.41	10.78	10.84	10.00	(c)
MML International Equity	9.13	—	—	—	—	—	—	—	—	—	10.00	(f)
MML Large Cap Growth	16.63	15.43	11.73	10.29	10.85	9.27	7.15	12.27	10.97	10.62	10.00	(a)
MML Managed Bond	15.75	15.03	15.52	14.90	14.10	13.39	12.34	12.24	11.61	11.33	10.00	(a)
MML Managed Volatility	15.88	15.45	13.32	11.95	12.63	11.42	8.88	14.85	14.47	12.86	10.00	(a)
MML Mid Cap Growth	30.11	27.00	20.06	17.91	18.41	14.60	10.20	17.33	15.06	14.33	10.00	(a)
MML Mid Cap Value	26.25	22.85	17.79	15.48	15.83	13.38	10.43	14.03	14.59	12.68	10.00	(a)
MML Moderate Allocation	14.00	13.47	11.63	10.44	10.50	9.40	7.58	—	—	—	10.00	(b)
MML Money Market	9.15	9.30	9.44	9.59	9.74	9.89	10.04	—	—	—	10.00	(b)
MML Oppenheimer Small Company Opportunities (g)	—	—	—	—	—	—	9.58	16.12	17.62	15.50	10.00	(a)

Sub-Account	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Value at Inception Date
MML Short-Duration Bond	$10.35	$10.39	$10.48	$10.36	$10.18	$—	$—	$—	$—	$—	$10.00	(e)
MML Small Cap Equity	22.16	20.07	14.45	12.40	12.87	10.60	7.88	12.96	13.32	12.25	10.00	(a)
MML Small Cap Growth Equity	25.94	24.88	17.01	15.23	16.33	13.56	9.95	16.45	15.24	14.18	10.00	(a)
MML Small Cap Index	—	—	—	15.10	15.25	12.33	10.03	14.84	15.16	13.37	10.00	(a)
MML Small/Mid Cap Value	27.27	25.31	18.60	15.87	17.42	13.95	9.93	16.35	20.33	17.23	10.00	(c)
MML T. Rowe Price Growth Equity (h)	—	—	—	—	—	—	5.97	10.59	10.30	10.27	10.00	(a)
MML Total Return Bond (i)	10.33	10.05	10.40	—	—	—	—	—	—	—	10.00	(d)
Oppenheimer Capital Appreciation	17.52	15.42	12.07	10.74	11.04	10.24	7.20	13.42	11.94	11.24	10.00	(a)
Oppenheimer Capital Income (j), (k)	13.34	12.52	11.24	10.16	10.25	9.22	7.68	13.80	13.50	12.34	10.00	(a)
Oppenheimer Discovery Mid Cap Growth	17.80	17.09	12.76	11.13	11.18	8.91	6.82	13.61	13.00	12.82	10.00	(a)
Oppenheimer Diversified Alternatives (l)	9.90	—	—	—	—	—	—	—	—	—	10.00	(f)
Oppenheimer Global	22.10	21.94	17.50	14.66	16.24	14.22	10.33	17.54	16.76	14.46	10.00	(a)
Oppenheimer Global Strategic Income	18.33	18.11	18.41	16.47	16.59	14.65	12.52	14.83	13.73	12.97	10.00	(a)
Oppenheimer High Income (j), (m)	—	—	—	3.77	3.92	3.47	2.81	13.39	13.61	12.63	10.00	(a)
Oppenheimer International Growth	20.90	22.88	18.46	15.34	16.78	14.85	10.83	19.18	17.30	13.43	10.00	(a)
Oppenheimer Main Street	18.70	17.16	13.22	11.49	11.67	10.21	8.08	13.34	12.98	11.46	10.00	(a)
Oppenheimer Money (n)	9.85	10.01	10.16	10.32	10.48	10.64	10.77	10.64	10.30	9.99	10.00	(a)
PIMCO CommodityRealReturn® Strategy	6.81	8.50	10.12	9.78	10.74	8.78	6.30	11.39	9.39	—	10.00	(o)
VY Clarion Global Real Estate	14.01	12.49	12.23	9.89	10.61	9.29	7.07	10.06	12.21	—	10.00	(o)

Accumulation Units Outstanding – Custom Plan and Packages I, II & III

Sub-Account	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005
Calvert Social Balanced (a)	—	—	—	—	—	—	—	—	—	657,315
Fidelity® VIP Contrafund® (a)	2,209,771	2,586,787	3,155,997	3,730,609	4,532,049	5,291,540	5,914,939	7,252,368	7,531,130	7,467,340
Invesco V.I. Diversified Dividend (a)	333,309	357,807	390,563	241,087	297,347	402,756	300,708	266,356	314,839	317,182
Invesco V.I. Global Health Care (a)	257,288	303,980	342,512	398,631	477,811	546,536	607,960	775,025	855,352	880,750
Invesco V.I. Technology (a)	200,526	259,750	303,012	346,522	441,632	488,245	404,069	490,338	557,044	594,681
Janus Aspen Balanced (a)	—	—	—	—	—	—	—	—	—	2,011,576
MFS Investors Trust (a)	—	—	—	—	—	—	—	—	—	524,661
MFS New Discovery (a)	—	—	—	—	—	—	—	—	—	793,387
MML Aggressive Allocation (b)	105,517	168,685	94,276	76,809	133,144	103,015	80,623	—	—	—

Sub-Account	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005
MML Asset Allocation (c)	—	—	—	3,349,610	4,172,473	4,893,906	5,536,543	7,424,598	7,885,080	7,330,360
MML Balanced Allocation (b)	1,127,765	1,193,800	1,281,239	774,445	848,112	679,540	191,363	—	—	—
MML Blend (a)	1,178,193	1,375,147	1,516,183	1,241,409	1,537,859	1,724,958	1,888,578	2,435,981	2,649,094	795,372
MML Blue Chip Growth (a)	993,013	1,162,779	1,414,951	1,556,070	1,916,186	2,184,844	2,092,032	2,505,757	2,739,537	2,752,490
MML Concentrated Growth (a)	—	—	—	570,749	706,549	876,274	902,875	1,021,857	1,064,184	1,198,625
MML Conservative Allocation (b)	773,639	770,354	911,359	837,564	651,528	475,231	304,886	—	—	—
MML Emerging Growth (a)	—	—	—	355,117	429,066	393,356	410,642	462,722	439,727	475,647
MML Enhanced Index Core Equity (a)	—	—	—	399,301	470,468	558,814	658,436	791,218	844,185	346,834
MML Equity (a)	364,345	425,974	508,085	582,495	652,161	747,896	823,140	1,035,815	900,564	914,462
MML Equity Income (a)	1,822,868	2,163,285	2,641,877	3,218,298	3,930,614	4,456,180	4,982,437	6,256,287	6,492,271	6,550,288
MML Equity Index (a)	428,475	507,589	607,855	684,024	795,902	953,889	934,127	1,123,341	1,226,752	1,296,610
MML Focused Equity (d)	42,880	42,696	17,577	—	—	—	—	—	—	—
MML Foreign (a)	911,469	1,037,352	1,292,263	1,540,556	1,869,135	2,084,534	2,330,092	2,734,281	2,788,527	2,800,923
MML Fundamental Growth (d)	16,558	19,964	17,733	—	—	—	—	—	—	—
MML Fundamental Value (d)	35,128	23,486	3,449	—	—	—	—	—	—	—
MML Global (a)	255,146	285,617	334,902	399,319	476,128	536,063	573,574	669,882	698,361	719,700
MML Growth & Income (c)	2,761,282	3,271,377	3,981,497	4,854,825	5,970,654	6,819,304	7,763,347	9,174,079	9,934,136	10,444,593
MML Growth Allocation (b)	1,039,882	1,053,737	1,055,482	1,021,890	1,033,716	893,583	255,263	—	—	—
MML High Yield (e)	145,828	170,255	180,878	128,417	29,474	—	—	—	—	—
MML Income & Growth (a)	745,797	849,591	1,061,099	1,290,530	1,630,342	1,926,086	2,168,890	2,521,214	2,683,786	2,821,826
MML Inflation-Protected and Income (c)	1,296,243	1,579,605	2,014,766	2,225,638	2,709,746	2,885,849	3,203,615	3,803,544	3,750,953	3,964,698
MML International Equity (f)	505	—	—	—	—	—	—	—	—	—
MML Large Cap Growth (a)	676,957	820,256	997,327	1,200,689	1,430,121	1,628,187	1,779,713	2,082,377	2,272,447	2,392,134
MML Managed Bond (a)	2,492,137	2,883,550	3,367,443	3,750,512	4,631,151	4,956,710	5,076,059	6,782,175	6,829,642	7,041,727
MML Managed Volatility (a)	666,086	758,387	956,665	1,167,716	1,432,373	1,705,408	1,856,370	2,208,797	2,224,384	2,231,629
MML Mid Cap Growth (a)	1,169,303	1,383,774	1,657,570	1,985,205	2,435,514	2,873,006	3,179,839	4,060,370	4,219,589	4,439,354
MML Mid Cap Value (a)	1,330,841	1,548,531	1,890,965	2,279,032	2,825,563	3,317,609	3,858,749	5,033,492	5,238,359	5,473,538
MML Moderate Allocation (b)	1,780,042	1,919,132	1,914,070	1,269,086	1,390,938	1,300,214	420,747	—	—	—
MML Money Market (b)	3,238,307	3,730,966	4,704,879	998,626	1,008,102	927,203	841,247	—	—	—
MML Oppenheimer Small Company Opportunities (a), (g)	—	—	—	—	—	—	1,177,963	1,443,953	1,536,981	1,540,946
MML Short-Duration Bond (e)	287,510	276,575	325,809	252,142	142,435	—	—	—	—	—
MML Small Cap Equity (a)	748,801	876,914	1,060,915	1,179,345	1,430,491	1,668,961	636,983	759,875	855,539	893,337
MML Small Cap Growth Equity (a)	426,963	484,296	572,459	703,215	850,954	977,208	1,039,077	1,289,808	1,338,252	1,326,507
MML Small Cap Index (a)	—	—	—	965,981	1,191,732	1,381,414	1,513,629	1,832,552	1,975,155	1,424,512

Sub-Account	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005
MML Small/Mid Cap Value (c)	653,118	757,783	920,310	1,105,940	1,316,098	1,534,127	1,770,160	2,159,344	2,283,884	2,250,178
MML T. Rowe Price Growth Equity (a), (h)	—	—	—	—	—	—	392,898	397,686	425,033	428,759
MML Total Return Bond (d), (i)	196,414	113,959	73,188	—	—	—	—	—	—	—
Oppenheimer Capital Appreciation (a)	2,192,555	2,633,248	3,133,503	3,755,506	4,682,304	5,493,585	6,109,124	7,193,925	7,917,284	8,070,974
Oppenheimer Capital Income (a), (j), (k)	415,909	537,060	639,754	792,221	999,698	1,281,791	1,804,533	2,266,117	2,301,651	2,458,471
Oppenheimer Discovery Mid Cap Growth (a)	671,439	765,320	916,904	1,042,317	1,295,124	1,547,914	1,666,993	1,875,140	1,979,942	2,108,699
Oppenheimer Diversified Alternatives (f), (l)	2,119	—	—	—	—	—	—	—	—	—
Oppenheimer Global (a)	2,446,625	2,871,995	3,483,074	4,191,474	5,075,947	5,830,761	6,707,905	8,226,842	8,910,093	9,213,966
Oppenheimer Global Strategic Income (a)	2,533,778	2,980,057	3,598,108	3,757,807	4,524,837	5,379,044	6,305,548	7,694,461	7,247,690	7,132,083
Oppenheimer High Income (a), (j), (m)	—	—	—	2,147,917	2,615,722	3,398,850	3,698,561	3,879,185	3,917,560	4,046,521
Oppenheimer International Growth (a)	649,557	741,789	900,705	1,104,826	1,373,201	1,612,923	1,688,597	1,965,685	1,622,591	1,483,435
Oppenheimer Main Street (a)	1,009,162	1,224,473	1,500,770	1,763,645	2,168,605	2,474,188	2,842,206	3,397,997	3,733,073	3,892,189
Oppenheimer Money (a) (n)	623,014	769,252	892,846	1,196,591	1,469,790	2,204,950	3,383,276	2,764,560	2,200,650	1,975,546
PIMCO CommodityRealReturn® Strategy (o)	207,982	272,679	404,059	490,520	599,382	544,656	380,015	135,900	63,537	—
VY Clarion Global Real Estate (o)	127,708	131,799	173,621	205,466	228,726	179,134	151,146	176,924	200,051	—

Notes to Condensed Financial Information

(a)	Commencement of public offering was May 28, 2002.
(b)	Commencement of public offering was January 19, 2008.
(c)	Commencement of public offering was May 1, 2003.
(d)	Commencement of public offering was May 1, 2012.
(e)	Commencement of public offering was May 1, 2010.
(f)	Commencement of public offering May 1, 2014.
(g)	Effective May 1, 2009, MML Oppenheimer Small Company Opportunities was merged into MML Oppenheimer Small Cap Equity.
(h)	Effective May 1, 2009, MML T. Rowe Price Growth Equity was merged into MML T. Rowe Price Blue Chip Growth.
(i)	Formerly known as MML Total Return.
(j)	Effective May 1, 2009 and after, you may not allocate any new money to this sub-account via purchase payments or transfers.
(k)	Effective May 1, 2015, known as Oppenheimer Conservative Balanced.
(l)	Effective May 1, 2015, known as Oppenheimer Global Multi-Alternatives.
(m)	Effective October 26, 2012, Oppenheimer High Income was merged into Oppenheimer Global Strategic Income.
(n)	This sub-account is unavailable in contracts issued on or after January 19, 2008.
(o)	Commencement of public offering was May 1, 2006.

Appendix B

Long-Term Guarantee Fixed Account Interest Rate Factor Adjustment

The Long-Term Guarantee Fixed Account interest rate factor is determined by the following formula:

(1+a)(n/12)

(1+b)(n/12)

a =	The initial index rate. The initial index rate is the rate in the Treasury Constant Maturity Series determined for the week prior to the week in which we issue your contract or the most recent renewal of a Long-Term Guarantee Fixed Account falls, for a maturity equal to the length of the current guarantee period.

b =	The current index rate plus 0.25%. The current index rate is the interest rate in the Treasury Constant Maturity Series determined for the week prior to the week of the withdrawal, for a maturity equal to the number of whole months between the day of the withdrawal and the last day of the guarantee period.

n =	The number of whole months left in the current guarantee period.

An interest rate factor adjustment for a partial withdrawal is calculated as follows:

(a+b) x (c-1)

c

a =	the partial withdrawal payment from the Long-Term Guarantee Fixed Account

b =	the contingent deferred sales charge for the partial withdrawal applicable to the Long-Term Guarantee Fixed Account

c =	the interest rate factor

An interest rate factor adjustment for a full withdrawal is calculated as follows:

a × (b-1)

a =	the contract fund value on the business day we receive the request for a full surrender in good order at our Service Center

b =	the interest rate factor

The contract fund value is equal to your net purchase payment applicable to the Long-Term Guarantee Fixed Account on the day we issue your contract. On any day after we issue your contract, the contract fund value is equal to:

(a × b)-c

a =	the previous day’s contract fund value

b =	the sum of one plus the daily interest rate equivalent of the guaranteed interest rate

c =	any contract fund value reduction made on that day

A negative Interest Rate Factor Adjustment will never result in a payment upon withdrawal that is lower than if the guaranteed rate of interest credited had been equal to the minimum guaranteed interest rate allowed in your state of issue.

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

MASSMUTUAL TRANSITIONS®

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

(Depositor)

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 4

(Registrant)

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2015

This is not a prospectus. This Statement of Additional Information should be read in conjunction with the prospectus dated May 1, 2015, for the individual or group deferred variable annuity contract which is referred to herein.

For a copy of the prospectus call (800) 272-2216 or write: MassMutual Financial Group, Document Management Services – Annuities W360, P.O. Box 9067, Springfield, MA 01102-9067.

MassMutual Transitions®

Statement of Additional Information

1

ASSIGNMENT OF CONTRACT

MassMutual will not be charged with notice of any assignment of a contract or of the interest of any beneficiary or of any other person unless the assignment is in writing and MassMutual receives the original or a true copy thereof, in good order, at our Service Center. MassMutual assumes no responsibility for the validity of any assignment.

For qualified contracts, the following exceptions and provisions should be noted:

1)  No person entitled to receive annuity payments under a contract or part or all of the contract’s value will be permitted to commute, anticipate, encumber, alienate or assign such amounts, except upon the written authority of the owner given during the annuitant’s lifetime and received in good order by MassMutual at our Service Center. To the extent permitted by law, no contract nor any proceeds or interest payable thereunder will be subject to the annuitant’s or any other person’s debts, contracts or engagements, nor to any levy or attachment for payment thereof;

2)  If an assignment of a contract is in effect on the maturity date, MassMutual reserves the right to pay to the assignee in one sum the amount of the contract’s maturity value to which the assignee is entitled, and to pay any balance of such value in one sum to the owner, regardless of any payment options which the owner may have elected. Moreover, if an assignment of a contract is in effect at the death of the annuitant prior to the maturity date, MassMutual will pay to the assignee in one sum the death benefit amount which corresponds to the death benefit choice in effect at the time of the annuitant’s death. Any balance of such value will be paid to the beneficiary in one sum or applied under one or more of the payment options elected;

3)  Contracts used in connection with a tax-qualified retirement plan must be endorsed to provide that they may not be sold, assigned or pledged for any purpose unless they are owned by the trustee of a trust described in Section 401(a) or by the administrator of an annuity plan described under Section 403(a) of the Code; and

4)  Contracts issued under a plan for an Individual Retirement Annuity pursuant to Section 408 of the Code must be endorsed to provide that they are non-transferable. Such contracts may not be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose by the annuitant to any person or party other than MassMutual, except to a former spouse of the annuitant in accordance with the terms of a divorce decree or other written instrument incident to a divorce.

Assignments may be subject to federal income tax.

MassMutual Transitions®

Statement of Additional Information

2

DISTRIBUTION

The contracts are no longer for sale to the public. While the contracts were offered for sale, they were sold by both registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who entered into distribution agreements with MML Distributors, LLC (MML Distributors), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with the Company and the Separate Account, MMLIS serves as principal underwriter of the contracts sold by its registered representatives, and prior to April 1, 2014, MML Distributors served as principal underwriter of the contracts sold by registered representatives of other broker-dealers who entered into distribution agreements (Distribution Agreements) with MML Distributors. Effective April 1, 2014, MML Strategic Distributors, LLC (MSD) replaced MML Distributors in all such Distribution Agreements for these contracts.

MMLIS and MSD are located at 1295 State Street, Springfield, MA 01111-0001. MML Distributors is located at 100 Bright Meadow Boulevard, Enfield, CT 06082-1981. MMLIS, MML Distributors and MSD are registered with the SEC as broker-dealers under the Securities and Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA).

During the last three years, MMLIS, MML Distributors and MSD were paid the compensation amounts shown below for their actions as principal underwriters for all variable annuity contracts sold through the separate account, including those described in the prospectus.

Year	MMLIS	MML Distributors	MSD
2014	$5,160,337	$181,414	$283,850
2013	$4,747,285	$353,537	N/A
2012	$4,664,722	$389,759	N/A

Commissions for sales of the contracts by MMLIS registered representatives are paid by MassMutual on behalf of MMLIS to its registered representatives. Commissions for sales of the contracts by registered representatives of other broker-dealers are paid by MassMutual on behalf of MSD to those broker-dealers.

During the last three years, commissions, as described in the prospectus, were paid by MassMutual through MMLIS, MML Distributors and MSD as shown below.

Year	MMLIS	MML Distributors	MSD
2014	$535,891	$47,392	$172,524
2013	$636,221	$235,491	N/A
2012	$558,635	$273,093	N/A

We no longer offer this contract for sale to the public. However, contract owners may continue to make purchase payments to existing contracts subject to certain restrictions.

The offering is on a continuous basis.

MassMutual Transitions®

Statement of Additional Information

3

ACCUMULATION UNITS AND UNIT VALUE

During the accumulation phase, accumulation units shall be used to account for all amounts allocated to or withdrawn from the sub-accounts of the separate account as a result of purchase payments, withdrawals, transfers, or fees and charges. MassMutual will determine the number of accumulation units of a sub-account purchased or canceled. This will be done by dividing the amount allocated to (or the amount withdrawn from) the sub-account by the dollar value of one accumulation unit of the sub-account as of the end of the business day during which the transaction is received in good order at our Service Center.

The accumulation unit value for each sub-account was set on the date such sub-account became operative. Subsequent accumulation unit values for each sub-account are determined for each day in which the New York Stock Exchange is open for business (business day) by multiplying the accumulation unit value for the immediately preceding business day by the net investment factor for the sub-account for the current business day.

The net investment factor for each sub-account is determined by dividing A by B and subtracting C where:

A is:

(i)  the net asset value per share of the funding vehicle or portfolio of a funding vehicle held by the sub-account for the current business day; plus

(ii)  any dividend per share declared on behalf of such funding vehicle or portfolio of a funding vehicle that has an ex-dividend date within the current business day; less

(iii)  the cumulative charge or credit for taxes reserved which is determined by MassMutual to have resulted from the operation or maintenance of the sub-account.

B is the net asset value per share of the funding vehicle or portfolio held by the sub-account for the immediately preceding business day, minus the cumulative charge or credit for taxes reserved which is determined by MassMutual to have resulted from the operation or maintenance of the sub-account as of the immediately preceding business day.

C is the cumulative charge since the immediately preceding business day for the mortality and expense risk charge and for the administrative charge. The accumulation unit value may increase or decrease from business day to business day.

TRANSFERS DURING THE INCOME PHASE

Transfers of annuity reserves between sub-accounts will be made by converting the number of annuity units attributable to the annuity reserves being transferred to the number of annuity units of the sub-account to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the new annuity units.

The amount transferred to the general account from a sub-account will be based on the annuity reserves for the participant in that sub-account. Transfers to the general account will be made by converting the annuity units being transferred to purchase fixed annuity payments under the annuity option in effect and based on the age of the annuitant at the time of the transfer.

See the Transfers During the Income Phase section in the prospectus for more information about transfers during the income phase.

MassMutual Transitions®

Statement of Additional Information

4

PAYMENT OF DEATH BENEFIT

MassMutual will require due proof of death before any death benefit is paid. Due proof of death will be:

1)  a certified death certificate;

2)  a certified decree of a court of competent jurisdiction as to the finding of death; or

3)  any other proof satisfactory to MassMutual.

All death benefits will be paid in accordance with applicable law or regulations governing death benefit payments.

The beneficiary designation in effect on the date we issue the contract will remain in effect until changed. Unless the owner provides otherwise, the death benefit will be paid in equal shares to the beneficiary(ies) as follows:

1)  to the primary beneficiary(ies) who survive the owner’s and/or the annuitant’s death, as applicable; or

2)  if there is no primary beneficiary who survives the contract owner’s death and/or any annuitant’s death, as applicable, to the contingent beneficiary(ies) who survive the owner’s and/or the annuitant’s death, as applicable; or

3)  if there is no primary or contingent beneficiary who survives the contract owner’s death and/or any annuitant’s death, as applicable, to the contract owner or the contract owner’s estate.

You may name an irrevocable beneficiary(ies). In that case, a change of beneficiary requires the consent of any irrevocable beneficiary. If an irrevocable beneficiary is named, the owner retains all other contractual rights.

See the Death Benefit section in the prospectus for more information on death benefits.

ANNUITY PAYMENTS

A variable annuity payment is an annuity with payments which:

1)  are not predetermined as to dollar amount; and

2)  will vary in amount with the net investment results of the applicable sub-accounts of the separate account.

Annuity Payments also depend upon the age of the annuitant and any joint annuitant and the assumed interest factor utilized and may vary by gender of the annuitant and any joint annuitant. The annuity table used will depend upon the annuity option chosen. The dollar amount of annuity payments after the first is determined as follows:

1)  The dollar amount of the first annuity payment is divided by the value of an annuity unit as of the annuity date. This establishes the number of annuity units for each annuity payment. The number of annuity units will remain the same for the life of the contract unless you transfer among investment choices during the income phase or if you elected an annuity option with reduced payments to the survivor and the reduced payments to a survivor commence.

2)  For each sub-account, the fixed number of annuity units is multiplied by the annuity unit value on each subsequent annuity payment date.

3)  The total dollar amount of each variable annuity payment is the sum of all sub-account variable annuity payments.

MassMutual Transitions®

Statement of Additional Information

5

The number of annuity units is determined as follows:

1)  The number of annuity units credited in each sub-account will be determined by dividing the product of the portion of the contract value to be applied to the sub-account and the annuity purchase rate by the value of one annuity unit in that sub-account on the annuity date. The purchase rates are set forth in the variable annuity rate tables in the contract.

2)  For each sub-account, the amount of each annuity payment equals the product of the annuitant’s number of annuity units and the annuity unit value on the payment date. The amount of each payment may vary.

The value of any annuity unit for each sub-account of the separate account was set on the date such sub-account became operative. The sub-account annuity unit value at the end of any subsequent valuation period is determined as follows:

1)  The net investment factor for the current business day is multiplied by the value of the annuity unit for the sub-account for the immediately preceding business day.

2)  The result in (1) is then divided by an assumed investment rate factor. The assumed investment rate factor equals 1.00 plus the assumed investment rate for the number of days since the preceding business day. The assumed investment rate is based on an effective annual rate of 4%.

The value of an annuity unit may increase or decrease from business day to business day. See the Income Phase section in the prospectus for more information.

EXPERTS

The financial statements of Massachusetts Mutual Variable Annuity Separate Account 4 as of December 31, 2014 and for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended and the statutory financial statements of Massachusetts Mutual Life Insurance Company (the Company) as of December 31, 2014 and 2013, and for the three-year period ended December 31, 2014, included in this Statement of Additional Information, have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The KPMG LLP audit report dated February 20, 2015 states that the Company prepared the financial statements of Massachusetts Mutual Life Insurance Company using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (statutory accounting practices), which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report states that the financial statements are not intended to be and, therefore, are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in accordance with statutory accounting practices. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.

MassMutual Transitions®

Statement of Additional Information

6

Report of Independent Registered Public Accounting Firm

The Board of Directors of Massachusetts Mutual Life Insurance Company and Contract Owners of Massachusetts Mutual Variable Annuity Separate Account 4:

We have audited the accompanying statement of assets and liabilities of Massachusetts Mutual Variable Annuity Separate Account 4 (comprised of the sub-accounts listed in Note 2) (collectively, “the Separate Account”) as of December 31, 2014, the related statements of operations and changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Massachusetts Mutual Variable Annuity Separate Account 4 as of December 31, 2014, and the results of its operations and changes in its net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/    KPMG LLP

Boston, MA

March 3, 2015

LA2054	F-1

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

	Fidelity® VIP Contrafund ® Sub-Account	Fidelity® VIP Contrafund ® Sub-Account	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Technology Sub-Account	Invesco V.I. Technology Sub-Account	Ivy Asset Strategy Sub-Account
	(Initial Class)	(Service Class 2)	(Series I)	(Series II)	(Series I)	(Series II)	(Series I)	(Series II)

ASSETS
Investments
Number of shares	8,159,637	2,618,985	271,583	509,239	448,477	405,746	346,487	249,013	1,124,504

Identified cost	$199,777,554	$66,887,478	$4,452,527	$10,046,851	$8,574,673	$10,749,223	$5,588,683	$4,457,688	$13,393,305

Value	$304,844,033	$96,116,750	$6,303,438	$11,768,512	$15,149,550	$13,308,479	$6,843,124	$4,763,620	$12,221,444
Dividends receivable	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-	699

Total assets	304,844,033	96,116,750	6,303,438	11,768,512	15,149,550	13,308,479	6,843,124	4,763,620	12,222,143

LIABILITIES
Annuitant mortality fluctuation reserve	5,985	-	-	-	-	-	36	-	-
Payable to Massachusetts Mutual Life Insurance Company	2,416,141	1,032,597	23,715	63,263	60,557	81,146	14,339	8,942	-

Total liabilities	2,422,126	1,032,597	23,715	63,263	60,557	81,146	14,375	8,942	-

NET ASSETS	$302,421,907	$95,084,153	$6,279,723	$11,705,249	$15,088,993	$13,227,333	$6,828,749	$4,754,678	$12,222,143

Net Assets:
Accumulation units - value	$297,990,472	$95,084,153	$6,172,612	$11,705,249	$14,616,189	$13,227,333	$6,749,703	$4,754,678	$12,222,143
Contracts in payout (annuitization) period	4,431,435	-	107,111	-	472,804	-	79,046	-	-

Net assets	$302,421,907	$95,084,153	$6,279,723	$11,705,249	$15,088,993	$13,227,333	$6,828,749	$4,754,678	$12,222,143

Outstanding units
Contract owners	12,456,429	4,144,327	664,091	1,363,565	608,001	567,222	568,369	255,519	1,013,940

UNIT VALUE
Panorama Premier	$32.30	$-	$10.46	$-	$24.31	$-	$4.56	$-	$-
Panorama Passage®
Tier 1	24.29	-	10.32	-	23.99	-	4.50	-	-
Tier 2	23.85	-	10.13	-	23.55	-	4.42	-	-
Tier 3	25.24	-	10.70	-	24.89	-	4.67	-	-
Tier 4	24.48	-	10.38	-	24.14	-	4.53	-	-
MassMutual Artistry	21.64	-	9.39	-	21.65	-	4.44	-	-
MassMutual Transitions®
Custom Plan	27.08	-	9.91	-	26.43	-	17.17	-	-
Package Plan I	27.08	-	9.91	-	26.43	-	17.17	-	-
Package Plan II	25.91	-	9.49	-	25.29	-	16.43	-	-
Package Plan III	25.11	-	9.19	-	24.51	-	15.92	-	-
MassMutual EvolutionSM
Tier 1	21.81	-	8.05	-	22.09	-	16.07	-	12.04
Tier 2	20.89	-	7.71	-	21.15	-	15.39	-	11.94
Tier 3	20.33	-	7.51	-	20.59	-	14.97	-	11.87
Tier 4	20.86	-	7.70	-	21.12	-	15.36	-	11.94
Tier 5	19.97	-	7.37	-	20.22	-	14.71	-	11.84
Tier 6	19.44	-	7.18	-	19.68	-	14.32	-	11.77
Tier 7	20.72	-	7.65	-	20.98	-	15.26	-	11.91
Tier 8	19.81	-	7.31	-	20.06	-	14.59	-	11.81
Tier 9	-	20.14	-	7.45	-	20.40	-	14.83	11.86
Tier 10	-	21.20	-	7.84	-	21.48	-	15.61	11.99
Tier 11	-	19.25	-	7.12	-	19.50	-	14.18	11.76
Tier 12	-	20.68	-	7.65	-	20.94	-	15.22	11.89
Tier 13	-	18.85	-	6.97	-	19.10	-	13.88	11.65
Tier 14	-	19.72	-	7.29	-	19.97	-	14.52	11.75
MassMutual RetireEase SelectSM
Tier 1	14.55	-	6.41	-	18.31	-	14.10	-	-
Tier 2	15.11	-	6.66	-	19.02	-	14.64	-	-
MassMutual Transitions SelectSM
Tier 1	24.28	-	9.20	-	25.42	-	20.96	-	12.15
Tier 2	-	23.90	-	9.07	-	25.03	-	20.62	12.15
MassMutual Equity EdgeSM
Tier 1	-	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2014

	MML Aggressive Allocation Sub-Account	MML Aggressive Allocation Sub-Account	MML Balanced Allocation Sub-Account	MML Balanced Allocation Sub-Account	MML Blend Sub-Account	MML Blend Sub-Account	MML Blue Chip Growth Sub-Account	MML Blue Chip Growth Sub-Account	MML Conservative Allocation Sub-Account
	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)

ASSETS
Investments
Number of shares	3,314,151	5,334,157	12,791,391	38,605,199	2,878,875	1,657,369	2,975,896	1,876,934	9,977,592

Identified cost	$31,444,281	$55,420,043	$127,968,852	$390,472,374	$53,523,444	$33,056,066	$35,274,625	$27,000,050	$108,087,742

Value	$39,305,825	$62,729,681	$143,647,319	$430,834,027	$70,575,304	$40,567,521	$50,858,058	$31,626,332	$109,154,856
Dividends receivable	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	-	-	146,541	-	-	-	101,254	-

Total assets	39,305,825	62,729,681	143,647,319	430,980,568	70,575,304	40,567,521	50,858,058	31,727,586	109,154,856

LIABILITIES
Annuitant mortality fluctuation reserve	-	-	-	-	1,555	-	1,520	-	-
Payable to Massachusetts Mutual Life Insurance Company	76,672	11,089	3,738	-	165,086	234,616	212,722	-	3,054

Total liabilities	76,672	11,089	3,738	-	166,641	234,616	214,242	-	3,054

NET ASSETS	$39,229,153	$62,718,592	$143,643,581	$430,980,568	$70,408,663	$40,332,905	$50,643,816	$31,727,586	$109,151,802

Net Assets:
Accumulation units - value	$39,229,153	$62,718,592	$143,643,581	$430,980,568	$69,219,026	$40,332,905	$49,977,921	$31,727,586	$109,151,802
Contracts in payout (annuitization) period	-	-	-	-	1,189,637	-	665,895	-	-

Net assets	$39,229,153	$62,718,592	$143,643,581	$430,980,568	$70,408,663	$40,332,905	$50,643,816	$31,727,586	$109,151,802

Outstanding units
Contract owners	2,616,835	4,248,478	10,331,887	31,760,705	3,701,898	2,181,573	2,181,084	1,472,126	7,885,223

UNIT VALUE
Panorama Premier	$14.87	$-	$13.76	$-	$16.62	$-	$25.65	$-	$13.68
Panorama Passage®
Tier 1	14.78	-	13.68	-	17.66	-	25.38	-	13.60
Tier 2	14.62	-	13.52	-	17.33	-	24.91	-	13.45
Tier 3	15.04	-	13.91	-	18.34	-	26.13	-	13.83
Tier 4	14.77	-	13.67	-	17.80	-	25.35	-	13.59
MassMutual Artistry	15.10	-	13.97	-	18.12	-	26.31	-	13.89
MassMutual Transitions®
Custom Plan	15.35	-	14.20	-	21.21	-	23.80	-	14.11
Package Plan I	15.35	-	14.20	-	21.21	-	23.80	-	14.11
Package Plan II	14.98	-	13.86	-	20.29	-	22.77	-	13.78
Package Plan III	14.72	-	13.62	-	19.67	-	22.06	-	13.54
MassMutual EvolutionSM
Tier 1	14.72	-	13.62	-	18.14	-	20.26	-	13.54
Tier 2	14.32	-	13.25	-	17.38	-	19.40	-	13.17
Tier 3	14.07	-	13.02	-	16.91	-	18.88	-	12.94
Tier 4	14.32	-	13.25	-	17.35	-	19.37	-	13.17
Tier 5	13.92	-	12.88	-	16.61	-	18.55	-	12.81
Tier 6	13.68	-	12.66	-	16.17	-	18.05	-	12.59
Tier 7	14.22	-	13.15	-	17.23	-	19.24	-	13.08
Tier 8	13.83	-	12.79	-	16.47	-	18.40	-	12.72
Tier 9	-	13.82	-	12.80	-	16.75	-	18.70	-
Tier 10	-	14.30	-	13.25	-	17.64	-	19.69	-
Tier 11	-	13.44	-	12.45	-	16.01	-	17.88	-
Tier 12	-	13.95	-	12.92	-	17.20	-	19.20	-
Tier 13	-	13.16	-	12.19	-	15.68	-	17.51	-
Tier 14	-	13.53	-	12.53	-	16.40	-	18.31	-
MassMutual RetireEase SelectSM
Tier 1	-	-	-	-	14.53	-	15.92	-	-
Tier 2	-	-	-	-	15.10	-	16.54	-	-
MassMutual Transitions SelectSM
Tier 1	15.13	-	14.00	-	19.76	-	23.22	-	13.92
Tier 2	-	14.89	-	13.80	-	19.45	-	22.85	-
MassMutual Equity EdgeSM
Tier 1	-	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2014

	MML Conservative Allocation Sub-Account	MML Core Allocation Sub-Account	MML Equity Sub-Account	MML Equity Sub-Account	MML Equity Income Sub-Account	MML Equity Income Sub-Account	MML Equity Index Sub-Account	MML Equity Index Sub-Account	MML Focused Equity Sub-Account	MML Foreign Sub-Account
	(Service Class)		(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Class I)	(Service Class I)		(Initial Class)

ASSETS
Investments
Number of shares	31,529,674	54,280,632	944,167	1,916,333	16,310,414	4,638,425	2,487,106	1,298,384	410,504	17,962,376

Identified cost	$338,568,191	$551,805,015	$19,600,313	$43,471,068	$155,927,868	$48,157,801	$39,429,968	$26,713,403	$6,067,704	$162,745,764

Value	$342,096,958	$690,449,644	$28,587,285	$57,511,987	$227,204,072	$64,149,423	$63,446,076	$32,433,626	$6,514,704	$183,395,865
Dividends receivable	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	9,936	135,747	-	-	-	-	-	-	-	11,905,266

Total assets	342,106,894	690,585,391	28,587,285	57,511,987	227,204,072	64,149,423	63,446,076	32,433,626	6,514,704	195,301,131

LIABILITIES
Annuitant mortality fluctuation reserve	-	-	531	-	2,545	-	-	-	-	1,821
Payable to Massachusetts Mutual Life Insurance Company	-	-	161,911	826,264	705,426	390,318	52,052	356,022	314	-

Total liabilities	-	-	162,442	826,264	707,971	390,318	52,052	356,022	314	1,821

NET ASSETS	$342,106,894	$690,585,391	$28,424,843	$56,685,723	$226,496,101	$63,759,105	$63,394,024	$32,077,604	$6,514,390	$195,299,310

Net Assets:
Accumulation units - value	$342,106,894	$690,316,907	$28,038,720	$56,685,723	$224,111,333	$63,759,105	$61,764,254	$32,077,604	$6,514,390	$193,302,385
Contracts in payout (annuitization) period	-	268,484	386,123	-	2,384,768	-	1,629,770	-	-	1,996,925

Net assets	$342,106,894	$690,585,391	$28,424,843	$56,685,723	$226,496,101	$63,759,105	$63,394,024	$32,077,604	$6,514,390	$195,299,310

Outstanding units
Contract owners	25,495,514	49,390,998	1,634,838	3,187,318	11,854,386	3,466,040	3,771,208	1,676,974	421,316	13,092,793

UNIT VALUE
Panorama Premier	$-	$-	$13.78	$-	$22.99	$-	$15.34	$-	$15.45	$13.87
Panorama Passage®
Tier 1	-	-	15.36	-	22.75	-	15.99	-	15.41	14.04
Tier 2	-	-	15.07	-	22.33	-	15.70	-	15.35	13.78
Tier 3	-	-	15.96	-	23.42	-	16.61	-	15.52	14.58
Tier 4	-	-	15.48	-	22.72	-	16.12	-	15.41	14.15
MassMutual Artistry	-	17.85	16.26	-	23.59	-	14.41	-	15.54	12.96
MassMutual Transitions®
Custom Plan	-	-	20.22	-	20.71	-	20.85	-	15.64	16.03
Package Plan I	-	-	20.22	-	20.71	-	20.85	-	15.64	16.03
Package Plan II	-	-	19.35	-	19.82	-	19.95	-	15.49	15.34
Package Plan III	-	-	18.75	-	19.20	-	19.33	-	15.39	14.87
MassMutual EvolutionSM
Tier 1	-	13.87	17.26	-	17.71	-	17.99	-	15.39	13.98
Tier 2	-	13.52	16.53	-	16.96	-	17.23	-	15.22	13.39
Tier 3	-	13.31	16.09	-	16.51	-	16.77	-	15.12	13.03
Tier 4	-	13.52	16.50	-	16.93	-	17.20	-	15.22	13.37
Tier 5	-	13.18	15.80	-	16.22	-	16.47	-	15.06	12.80
Tier 6	-	12.98	15.38	-	15.78	-	16.03	-	14.96	12.46
Tier 7	-	13.44	16.39	-	16.82	-	17.09	-	15.18	13.28
Tier 8	-	13.10	15.67	-	16.08	-	16.34	-	15.02	12.70
Tier 9	12.69	13.27	-	15.93	-	16.35	-	16.61	15.10	-
Tier 10	13.14	13.69	-	16.78	-	17.22	-	17.49	15.31	-
Tier 11	12.35	12.94	-	15.23	-	15.63	-	15.88	14.94	-
Tier 12	12.81	13.35	-	16.36	-	16.79	-	17.05	15.14	-
Tier 13	12.09	12.67	-	14.92	-	15.31	-	15.55	14.76	-
Tier 14	12.43	12.99	-	15.60	-	16.01	-	16.27	14.92	-
MassMutual RetireEase SelectSM
Tier 1	-	-	11.84	-	12.46	-	13.58	-	-	8.61
Tier 2	-	-	12.30	-	12.95	-	14.10	-	-	8.94
MassMutual Transitions SelectSM
Tier 1	-	14.22	18.76	-	19.28	-	20.11	-	15.55	15.43
Tier 2	13.68	14.22	-	18.47	-	18.98	-	19.80	15.55	-
MassMutual Equity EdgeSM
Tier 1	-	-	-	-	-	-	15.82	-	-	-
Tier 2	-	-	-	-	-	-	15.96	-	-	-
Tier 3	-	-	-	-	-	-	16.31	-	-	-
Tier 4	-	-	-	-	-	-	16.31	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2014

	MML Foreign Sub-Account	MML Fundamental Growth Sub-Account	MML Fundamental Value Sub-Account	MML Global Sub-Account	MML Global Sub-Account	MML Global Sub-Account	MML Growth Sub-Account	MML Growth & Income Sub-Account	MML Growth & Income Sub-Account	MML Growth Allocation Sub-Account
	(Service Class)			(Class I)	(Service Class I)	(Class II)		(Initial Class)	(Service Class)	(Initial Class)

ASSETS
Investments
Number of shares	1,050,180	143,933	316,509	518,163	716,560	261,037	7,521,004	6,559,404	1,443,182	54,899,565

Identified cost	$10,344,825	$1,985,666	$4,793,953	$4,565,490	$7,492,908	$2,505,525	$84,016,500	$60,435,963	$12,968,769	$517,807,944

Value	$10,669,832	$2,130,211	$5,086,304	$6,534,037	$8,971,331	$3,343,890	$110,333,129	$87,108,879	$19,064,428	$619,267,087
Dividends receivable	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	422,710	-	-	12,887	246,063	-	-	-	-	-

Total assets	11,092,542	2,130,211	5,086,304	6,546,924	9,217,394	3,343,890	110,333,129	87,108,879	19,064,428	619,267,087

LIABILITIES
Annuitant mortality fluctuation reserve	-	-	-	-	-	-	-	5,839	-	-
Payable to Massachusetts Mutual Life Insurance Company	-	207	211	-	-	1,866	862,489	237,825	131,358	110,106

Total liabilities	-	207	211	-	-	1,866	862,489	243,664	131,358	110,106

NET ASSETS	$11,092,542	$2,130,004	$5,086,093	$6,546,924	$9,217,394	$3,342,024	$109,470,640	$86,865,215	$18,933,070	$619,156,981

Net Assets:
Accumulation units - value	$11,092,542	$2,121,024	$5,086,093	$6,391,960	$9,217,394	$3,342,024	$109,470,640	$86,551,394	$18,933,070	$619,156,981
Contracts in payout (annuitization) period	-	8,980	-	154,964	-	-	-	313,821	-	-

Net assets	$11,092,542	$2,130,004	$5,086,093	$6,546,924	$9,217,394	$3,342,024	$109,470,640	$86,865,215	$18,933,070	$619,156,981

Outstanding units
Contract owners	758,704	154,689	353,394	437,602	617,706	288,783	6,902,832	4,400,717	1,176,690	42,425,478

UNIT VALUE
Panorama Premier	$-	$13.73	$14.40	$-	$-	$12.18	$-	$20.28	$-	$14.49
Panorama Passage®
Tier 1	-	13.69	14.36	-	-	11.85	-	20.07	-	14.40
Tier 2	-	13.64	14.30	-	-	11.63	-	19.70	-	14.24
Tier 3	-	13.79	14.46	-	-	12.31	-	20.66	-	14.65
Tier 4	-	13.69	14.36	-	-	11.94	-	20.05	-	14.39
MassMutual Artistry	-	13.81	14.48	-	-	8.64	22.46	20.81	-	14.71
MassMutual Transitions®
Custom Plan	-	13.89	14.57	14.79	-	-	-	21.37	-	14.95
Package Plan I	-	13.89	14.57	14.79	-	-	-	21.37	-	14.95
Package Plan II	-	13.76	14.43	14.16	-	-	-	20.52	-	14.59
Package Plan III	-	13.67	14.34	13.72	-	-	-	19.93	-	14.34
MassMutual EvolutionSM
Tier 1	-	13.67	14.34	13.62	-	-	15.65	15.22	-	14.34
Tier 2	-	13.53	14.19	13.04	-	-	15.26	14.58	-	13.94
Tier 3	-	13.44	14.09	12.69	-	-	15.02	14.19	-	13.70
Tier 4	-	13.53	14.19	13.02	-	-	15.26	14.55	-	13.94
Tier 5	-	13.38	14.04	12.47	-	-	14.88	13.94	-	13.56
Tier 6	-	13.30	13.94	12.14	-	-	14.65	13.56	-	13.33
Tier 7	-	13.49	14.15	12.93	-	-	15.17	14.46	-	13.85
Tier 8	-	13.35	14.00	12.37	-	-	14.79	13.82	-	13.47
Tier 9	12.92	13.42	14.07	-	12.62	-	14.98	-	14.05	-
Tier 10	13.61	13.60	14.26	-	13.29	-	15.46	-	14.80	-
Tier 11	12.36	13.28	13.92	-	12.07	-	14.60	-	13.43	-
Tier 12	13.27	13.46	14.11	-	12.96	-	15.07	-	14.43	-
Tier 13	12.10	13.12	13.76	-	11.82	-	14.30	-	13.16	-
Tier 14	12.66	13.26	13.91	-	12.36	-	14.67	-	13.76	-
MassMutual RetireEase SelectSM
Tier 1	-	-	-	11.04	-	-	-	12.06	-	-
Tier 2	-	-	-	11.46	-	-	-	12.53	-	-
MassMutual Transitions SelectSM
Tier 1	-	13.82	14.49	16.19	-	-	16.05	16.99	-	14.74
Tier 2	15.21	13.82	14.49	-	16.00	-	16.05	-	16.72	-
MassMutual Equity EdgeSM
Tier 1	-	-	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2014

	MML Growth Allocation Sub-Account	MML High Yield Sub-Account	MML Income & Growth Sub-Account	MML Income & Growth Sub-Account	MML Inflation-Protected and Income Sub-Account	MML Inflation-Protected and Income Sub-Account	MML International Sub-Account	MML International Equity Sub-Account	MML Large Cap Growth Sub-Account	MML Large Cap Growth Sub-Account	MML Managed Bond Sub-Account
	(Service Class)		(Initial Class)	(Service Class)	(Initial Class)	(Service Class)			(Initial Class)	(Service Class)	(Initial Class)

ASSETS
Investments
Number of shares	92,256,222	2,159,198	2,322,359	1,313,796	20,843,594	5,082,736	4,633,122	20,605	1,331,699	197,462	14,522,596

Identified cost	$793,769,559	$23,377,164	$21,543,976	$12,645,527	$227,059,771	$57,127,595	$44,603,029	$198,210	$13,912,858	$2,511,788	$185,036,129

Value	$1,035,114,808	$21,484,017	$28,890,145	$16,212,242	$212,187,790	$51,538,943	$48,555,122	$191,008	$18,723,692	$2,742,747	$186,159,511
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	-	-	-	4,396,934	444,393	1,449,037	-	-	-	376,444

Total assets	1,035,114,808	21,484,017	28,890,145	16,212,242	216,584,724	51,983,336	50,004,159	191,008	18,723,692	2,742,747	186,535,955

LIABILITIES
Annuitant mortality fluctuation reserve	-	114	125	-	3,434	-	-	-	123	-	4,729
Payable to Massachusetts Mutual Life Insurance Company	218,387	5,679	46,742	82,275	-	-	-	31	17,818	16,703	-

Total liabilities	218,387	5,793	46,867	82,275	3,434	-	-	31	17,941	16,703	4,729

NET ASSETS	$1,034,896,421	$21,478,224	$28,843,278	$16,129,967	$216,581,290	$51,983,336	$50,004,159	$190,977	$18,705,751	$2,726,044	$186,531,226

Net Assets:
Accumulation units - value	$1,034,896,421	$21,473,617	$28,449,643	$16,129,967	$213,772,205	$51,983,336	$50,004,159	$190,977	$18,657,406	$2,726,044	$184,022,914
Contracts in payout (annuitization) period	-	4,607	393,635	-	2,809,085	-	-	-	48,345	-	2,508,312

Net assets	$1,034,896,421	$21,478,224	$28,843,278	$16,129,967	$216,581,290	$51,983,336	$50,004,159	$190,977	$18,705,751	$2,726,044	$186,531,226

Outstanding units
Contract owners	71,855,229	1,560,077	1,653,002	1,011,346	16,795,402	4,155,232	4,135,338	20,896	1,128,291	160,324	12,348,052

UNIT VALUE
Panorama Premier	$-	$13.75	$19.04	$-	$13.53	$-	$-	$-	$12.88	$-	$-
Panorama Passage®
Tier 1	-	13.69	14.73	-	13.38	-	-	-	13.06	-	18.76
Tier 2	-	13.59	14.46	-	13.14	-	-	-	12.81	-	18.41
Tier 3	-	13.85	15.31	-	13.78	-	-	-	13.56	-	19.49
Tier 4	-	13.69	14.85	-	13.37	-	-	-	13.16	-	18.91
MassMutual Artistry	-	13.89	13.74	-	13.88	-	16.13	9.15	10.48	-	18.67
MassMutual Transitions®
Custom Plan	-	14.04	18.19	-	14.25	-	-	9.16	17.94	-	16.99
Package Plan I	-	14.04	18.19	-	14.25	-	-	9.16	17.94	-	16.99
Package Plan II	-	13.82	17.41	-	13.68	-	-	9.14	17.16	-	16.26
Package Plan III	-	13.66	16.87	-	13.29	-	-	9.13	16.63	-	15.75
MassMutual EvolutionSM
Tier 1	-	13.66	15.27	-	12.46	-	11.90	9.13	15.75	-	14.15
Tier 2	-	13.40	14.62	-	11.93	-	11.60	9.10	15.08	-	13.55
Tier 3	-	13.25	14.23	-	11.61	-	11.42	9.09	14.67	-	13.19
Tier 4	-	13.40	14.60	-	11.91	-	11.60	9.10	15.05	-	13.53
Tier 5	-	13.16	13.98	-	11.41	-	11.31	9.08	14.42	-	12.95
Tier 6	-	13.00	13.61	-	11.10	-	11.13	9.06	14.03	-	12.61
Tier 7	-	13.34	14.50	-	11.83	-	11.53	9.10	14.95	-	13.44
Tier 8	-	13.09	13.87	-	11.31	-	11.24	9.07	14.30	-	12.85
Tier 9	13.47	13.22	-	14.10	-	11.49	11.38	9.08	-	14.52	-
Tier 10	13.95	13.53	-	14.85	-	12.10	11.75	9.11	-	15.29	-
Tier 11	13.10	12.97	-	13.48	-	10.98	11.10	9.06	-	13.88	-
Tier 12	13.60	13.28	-	14.48	-	11.80	11.45	9.09	-	14.91	-
Tier 13	12.83	12.70	-	13.20	-	10.76	10.87	9.03	-	13.59	-
Tier 14	13.19	12.94	-	13.81	-	11.25	11.15	9.06	-	14.22	-
MassMutual RetireEase SelectSM
Tier 1	-	-	11.00	-	12.14	-	-	-	13.96	-	13.29
Tier 2	-	-	11.43	-	12.61	-	-	-	14.50	-	13.80
MassMutual Transitions SelectSM
Tier 1	-	13.91	16.87	-	13.00	-	12.20	9.15	19.10	-	14.81
Tier 2	14.52	13.91	-	16.61	-	12.79	12.20	9.15	-	18.79	-
MassMutual Equity EdgeSM
Tier 1	-	-	-	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2014

	MML Managed Bond Sub-Account	MML Managed Volatility Sub-Account	MML Managed Volatility Sub-Account	MML Mid Cap Growth Sub-Account	MML Mid Cap Growth Sub-Account	MML Mid Cap Value Sub-Account	MML Mid Cap Value Sub-Account	MML Moderate Allocation Sub-Account	MML Moderate Allocation Sub-Account	MML Money Market Sub-Account
	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)

ASSETS
Investments
Number of shares	16,400,515	10,818,605	2,248,830	5,308,649	3,574,604	16,178,019	2,366,986	34,750,788	152,432,999	83,507,046

Identified cost	$210,725,088	$126,847,455	$27,289,520	$61,773,517	$48,156,973	$164,054,579	$27,067,579	$340,421,984	$1,543,963,693	$83,423,801

Value	$209,868,864	$152,676,951	$31,533,988	$87,114,933	$57,622,619	$212,255,608	$30,747,146	$411,101,820	$1,789,563,407	$83,421,032
Dividends receivable	-	-	-	-	-	-	-	-	-	2
Receivable from Massachusetts Mutual Life Insurance Company	1,345,780	2,570,960	277,828	-	-	-	-	-	1,234,163	36,624

Total assets	211,214,644	155,247,911	31,811,816	87,114,933	57,622,619	212,255,608	30,747,146	411,101,820	1,790,797,570	83,457,658

LIABILITIES
Annuitant mortality fluctuation reserve	-	1,543	-	239	-	2,874	-	-	-	3,459
Payable to Massachusetts Mutual Life Insurance Company	-	-	-	658,482	1,181,195	5,701,487	733,510	276,293	-	-

Total liabilities	-	1,543	-	658,721	1,181,195	5,704,361	733,510	276,293	-	3,459

NET ASSETS	$211,214,644	$155,246,368	$31,811,816	$86,456,212	$56,441,424	$206,551,247	$30,013,636	$410,825,527	$1,790,797,570	$83,454,199

Net Assets:
Accumulation units - value	$211,214,644	$153,546,232	$31,811,816	$85,635,169	$56,441,424	$204,483,121	$30,013,636	$410,825,527	$1,790,797,570	$82,247,140
Contracts in payout (annuitization) period	-	1,700,136	-	821,043	-	2,068,126	-	-	-	1,207,059

Net assets	$211,214,644	$155,246,368	$31,811,816	$86,456,212	$56,441,424	$206,551,247	$30,013,636	$410,825,527	$1,790,797,570	$83,454,199

Outstanding units
Contract owners	14,847,678	10,415,964	2,201,134	3,031,695	2,832,646	8,232,329	1,276,338	28,756,509	128,325,915	8,873,464

UNIT VALUE
Panorama Premier	$12.53	$13.51	$-	$49.22	$-	$31.75	$-	$14.15	$-	$9.25
Panorama Passage®
Tier 1	-	13.33	-	36.65	-	33.80	-	14.06	-	9.19
Tier 2	-	13.09	-	35.97	-	33.18	-	13.91	-	9.09
Tier 3	-	13.83	-	38.07	-	35.12	-	14.31	-	9.35
Tier 4	-	13.42	-	36.93	-	34.07	-	14.05	-	9.19
MassMutual Artistry	-	13.83	-	29.09	-	35.52	-	14.37	-	9.39
MassMutual Transitions®
Custom Plan	-	17.13	-	32.48	-	28.31	-	14.60	-	9.54
Package Plan I	-	17.13	-	32.48	-	28.31	-	14.60	-	9.54
Package Plan II	-	16.39	-	31.08	-	27.09	-	14.25	-	9.31
Package Plan III	-	15.88	-	30.11	-	26.25	-	14.00	-	9.15
MassMutual EvolutionSM
Tier 1	-	13.80	-	19.94	-	22.95	-	14.00	-	9.15
Tier 2	-	13.21	-	19.26	-	21.98	-	13.62	-	8.90
Tier 3	-	12.86	-	18.85	-	21.39	-	13.39	-	8.75
Tier 4	-	13.19	-	19.26	-	21.94	-	13.62	-	8.90
Tier 5	-	12.63	-	18.61	-	21.01	-	13.25	-	8.66
Tier 6	-	12.30	-	18.21	-	20.45	-	13.02	-	8.51
Tier 7	-	13.10	-	19.10	-	21.80	-	13.53	-	8.84
Tier 8	-	12.53	-	18.45	-	20.84	-	13.16	-	8.60
Tier 9	13.06	-	12.74	-	18.56	-	21.18	-	13.15	8.73
Tier 10	13.75	-	13.42	-	19.38	-	22.30	-	13.62	9.04
Tier 11	12.49	-	12.18	-	17.93	-	20.25	-	12.79	8.49
Tier 12	13.41	-	13.08	-	18.90	-	21.75	-	13.28	8.81
Tier 13	12.23	-	11.93	-	17.56	-	19.83	-	12.53	8.32
Tier 14	12.79	-	12.47	-	18.18	-	20.74	-	12.88	8.55
MassMutual RetireEase SelectSM
Tier 1	-	10.17	-	17.41	-	16.13	-	-	-	9.54
Tier 2	-	10.56	-	18.09	-	16.75	-	-	-	9.55
MassMutual Transitions SelectSM
Tier 1	-	15.33	-	20.65	-	24.68	-	14.40	-	9.41
Tier 2	14.58	-	15.09	-	20.32	-	24.28	-	14.18	9.41
MassMutual Equity EdgeSM
Tier 1	-	-	-	-	-	-	-	-	-	9.39
Tier 2	-	-	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-	-	9.51

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2014

	MML Short-Duration Bond Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Company Value Sub-Account	MML Small/Mid Cap Value Sub-Account	MML Small/Mid Cap Value Sub-Account	MML Strategic Emerging Markets Sub-Account	MML Total Return Bond Sub-Account
		(Initial Class)	(Service Class)	(Initial Class)	(Service Class)		(Initial Class)	(Service Class)

ASSETS
Investments
Number of shares	2,124,691	3,345,639	955,879	8,118,495	589,938	574,376	10,905,857	1,087,115	833,525	1,223,422

Identified cost	$21,230,714	$27,407,114	$9,211,733	$129,995,757	$10,465,757	$10,655,505	$84,544,061	$11,661,072	$8,705,426	$12,908,547

Value	$20,885,710	$35,608,868	$10,056,433	$144,875,135	$10,267,689	$9,930,958	$160,207,040	$15,861,011	$8,043,517	$12,931,570
Dividends receivable	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-	206,417	-

Total assets	20,885,710	35,608,868	10,056,433	144,875,135	10,267,689	9,930,958	160,207,040	15,861,011	8,249,934	12,931,570

LIABILITIES
Annuitant mortality fluctuation reserve	1,158	168	-	2,380	-	-	2,050	-	-	-
Payable to Massachusetts Mutual Life Insurance Company	1,819	182,630	140,822	6,038,788	290,992	30,934	5,579,436	379,472	-	13,686

Total liabilities	2,977	182,798	140,822	6,041,168	290,992	30,934	5,581,486	379,472	-	13,686

NET ASSETS	$20,882,733	$35,426,070	$9,915,611	$138,833,967	$9,976,697	$9,900,024	$154,625,554	$15,481,539	$8,249,934	$12,917,884

Net Assets:
Accumulation units - value	$20,877,958	$35,225,068	$9,915,611	$137,362,948	$9,976,697	$9,900,024	$153,044,677	$15,481,539	$8,249,934	$12,917,884
Contracts in payout (annuitization) period	4,775	201,002	-	1,471,019	-	-	1,580,877	-	-	-

Net assets	$20,882,733	$35,426,070	$9,915,611	$138,833,967	$9,976,697	$9,900,024	$154,625,554	$15,481,539	$8,249,934	$12,917,884

Outstanding units
Contract owners	2,003,739	1,505,670	478,791	5,651,800	417,805	456,849	7,251,421	769,745	776,093	1,242,579

UNIT VALUE
Panorama Premier	$10.42	$29.01	$-	$29.23	$-	$-	$27.75	$-	$-	$10.37
Panorama Passage®
Tier 1	10.38	26.25	-	25.95	-	-	27.46	-	-	10.35
Tier 2	10.30	25.77	-	25.47	-	-	26.95	-	-	10.30
Tier 3	10.50	27.27	-	26.96	-	-	28.27	-	-	10.42
Tier 4	10.37	26.46	-	26.15	-	-	27.43	-	-	10.34
MassMutual Artistry	10.53	24.95	-	18.24	-	21.86	28.47	-	13.07	10.43
MassMutual Transitions®
Custom Plan	10.64	23.90	-	27.97	-	-	29.25	-	-	10.50
Package Plan I	10.64	23.90	-	27.97	-	-	29.25	-	-	10.50
Package Plan II	10.47	22.87	-	26.77	-	-	28.08	-	-	10.40
Package Plan III	10.35	22.16	-	25.94	-	-	27.27	-	-	10.33
MassMutual EvolutionSM
Tier 1	10.35	19.51	-	21.45	-	21.40	19.58	-	10.41	10.33
Tier 2	10.16	18.68	-	20.54	-	20.92	18.75	-	10.16	10.22
Tier 3	10.04	18.18	-	19.99	-	20.63	18.25	-	10.00	10.15
Tier 4	10.16	18.65	-	20.51	-	20.92	18.72	-	10.16	10.22
Tier 5	9.97	17.86	-	19.64	-	20.45	17.92	-	9.90	10.11
Tier 6	9.85	17.38	-	19.12	-	20.17	17.45	-	9.75	10.05
Tier 7	10.11	18.53	-	20.37	-	20.80	18.59	-	10.09	10.19
Tier 8	9.92	17.71	-	19.48	-	20.34	17.78	-	9.84	10.09
Tier 9	10.02	-	17.98	-	19.80	20.57	-	18.07	9.96	10.14
Tier 10	10.25	-	18.93	-	20.85	21.16	-	19.03	10.28	10.28
Tier 11	9.83	-	17.19	-	18.93	20.11	-	17.28	9.72	10.03
Tier 12	10.06	-	18.46	-	20.33	20.69	-	18.56	10.03	10.17
Tier 13	9.63	-	16.83	-	18.54	19.69	-	16.92	9.51	9.91
Tier 14	9.81	-	17.60	-	19.39	20.14	-	17.70	9.76	10.02
MassMutual RetireEase SelectSM
Tier 1	-	14.90	-	15.27	-	-	13.03	-	-	-
Tier 2	-	15.48	-	15.86	-	-	13.54	-	-	-
MassMutual Transitions SelectSM
Tier 1	10.54	22.43	-	25.62	-	21.89	20.98	-	10.68	10.44
Tier 2	10.54	-	22.04	-	25.22	21.89	-	20.65	10.68	10.44
MassMutual Equity EdgeSM
Tier 1	-	-	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2014

	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Capital Income Sub-Account	Oppenheimer Capital Income Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Discovery Mid Cap Growth Sub-Account	Oppenheimer Discovery Mid Cap Growth Sub-Account	Oppenheimer Diversified Alternatives Sub-Account	Oppenheimer Global Sub-Account	Oppenheimer Global Sub-Account	Oppenheimer Global Strategic Income Sub-Account
	(Service)	(Non-Service)	(Service)	(Non-Service)		(Service)	(Non-Service)		(Service)	(Non-Service)	(Service)

ASSETS
Investments
Number of shares	153,704	3,656,620	8,793	781,116	436,364	86,412	1,932,758	108,466	1,047,818	5,891,373	13,057,723

Identified cost	$7,092,334	$137,309,241	$91,196	$9,830,001	$4,078,110	$4,967,763	$76,629,070	$1,143,377	$33,772,919	$169,638,359	$71,541,049

Value	$9,883,166	$237,204,954	$127,417	$11,458,971	$3,473,455	$6,585,433	$152,339,964	$1,087,914	$40,980,174	$232,709,222	$70,772,860
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-	645,004	3,483,720	963,609

Total assets	9,883,166	237,204,954	127,417	11,458,971	3,473,455	6,585,433	152,339,964	1,087,914	41,625,178	236,192,942	71,736,469

LIABILITIES
Annuitant mortality fluctuation reserve	-	3,851	-	1,291	-	-	2,013	-	-	5,548	-
Payable to Massachusetts Mutual Life Insurance Company	161,432	4,218,895	21	29,649	2,850	24,071	2,905,767	78	-	-	-

Total liabilities	161,432	4,222,746	21	30,940	2,850	24,071	2,907,780	78	-	5,548	-

NET ASSETS	$9,721,734	$232,982,208	$127,396	$11,428,031	$3,470,605	$6,561,362	$149,432,184	$1,087,836	$41,625,178	$236,187,394	$71,736,469

Net Assets:
Accumulation units - value	$9,721,734	$230,700,953	$127,396	$11,382,616	$3,470,605	$6,561,362	$147,847,176	$1,087,836	$41,625,178	$233,955,591	$71,736,469
Contracts in payout (annuitization) period	-	2,281,255	-	45,415	-	-	1,585,008	-	-	2,231,803	-

Net assets	$9,721,734	$232,982,208	$127,396	$11,428,031	$3,470,605	$6,561,362	$149,432,184	$1,087,836	$41,625,178	$236,187,394	$71,736,469

Outstanding units
Contract owners	559,805	12,954,342	10,465	839,226	249,195	360,959	8,347,886	109,800	2,027,123	10,815,603	4,722,319

UNIT VALUE
Panorama Premier	$-	$17.23	$-	$13.32	$13.93	$-	$13.93	$-	$-	$27.10	$-
Panorama Passage®
Tier 1	-	17.30	-	13.15	-	-	13.79	-	-	26.83	-
Tier 2	-	16.98	-	12.90	-	-	13.54	-	-	26.33	-
Tier 3	-	17.98	-	13.64	-	-	14.33	-	-	27.87	-
Tier 4	-	17.44	-	13.23	-	-	13.90	-	-	27.04	-
MassMutual Artistry	-	12.53	-	13.32	-	-	7.64	9.92	-	18.58	-
MassMutual Transitions®
Custom Plan	-	18.90	-	14.39	-	-	19.20	9.94	-	23.83	-
Package Plan I	-	18.90	-	14.39	-	-	19.20	9.94	-	23.83	-
Package Plan II	-	18.08	-	13.77	-	-	18.37	9.92	-	22.81	-
Package Plan III	-	17.52	-	13.34	-	-	17.80	9.90	-	22.10	-
MassMutual EvolutionSM
Tier 1	-	16.46	-	11.60	-	-	17.11	9.90	-	19.03	-
Tier 2	-	15.76	-	11.11	-	-	16.38	9.87	-	18.23	-
Tier 3	-	15.34	-	10.81	-	-	15.94	9.86	-	17.74	-
Tier 4	-	15.74	-	11.09	-	-	16.36	9.87	-	18.20	-
Tier 5	-	15.07	-	10.62	-	-	15.66	9.85	-	17.43	-
Tier 6	-	14.67	-	10.34	-	-	15.24	9.83	-	16.96	-
Tier 7	-	15.63	-	11.02	-	-	16.24	9.87	-	18.08	-
Tier 8	-	14.94	-	10.53	-	-	15.53	9.84	-	17.28	-
Tier 9	15.19	-	10.71	-	-	15.79	-	9.85	17.57	-	13.94
Tier 10	16.00	-	11.28	-	-	16.62	-	9.89	18.50	-	14.68
Tier 11	14.52	-	10.24	-	-	15.09	-	9.83	16.80	-	13.33
Tier 12	15.60	-	11.00	-	-	16.21	-	9.86	18.04	-	14.32
Tier 13	14.22	-	-	-	-	14.78	-	9.80	16.45	-	13.06
Tier 14	14.88	-	-	-	-	15.46	-	9.82	17.20	-	13.66
MassMutual RetireEase SelectSM								-
Tier 1	-	13.44	-	9.23	-	-	12.64	-	-	12.04	-
Tier 2	-	13.96	-	9.59	-	-	13.13	-	-	12.51	-
MassMutual Transitions SelectSM
Tier 1	-	18.65	-	12.75	-	-	19.20	9.93	-	22.08	-
Tier 2	18.35	-	12.55	-	-	18.90	-	9.93	21.74	-	15.46
MassMutual Equity EdgeSM
Tier 1	-	-	-	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2014

	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Money Sub-Account	PIMCO CommodityRealReturn® Strategy Sub-Account	VY Clarion Global Real Estate Sub-Account
	(Non-Service)	(Service)	(Non-Service)	(Service)	(Non-Service)

ASSETS
Investments
Number of shares	51,274,877	9,306,121	19,632,308	151,020	1,074,865	12,703,244	2,779,253	1,684,028

Identified cost	$273,252,091	$19,300,935	$35,471,886	$3,880,860	$22,475,777	$12,703,244	$20,301,800	$17,753,131

Value	$271,756,845	$22,334,692	$45,350,632	$5,033,481	$36,126,211	$12,703,244	$13,646,132	$20,679,859
Dividends receivable	-	-	-	-	-	36	-	-
Receivable from Massachusetts Mutual Life Insurance Company	4,840,103	820,297	1,133,060	-	-	-	1,135,848	-

Total assets	276,596,948	23,154,989	46,483,692	5,033,481	36,126,211	12,703,280	14,781,980	20,679,859

LIABILITIES
Annuitant mortality fluctuation reserve	8,338	-	475	-	1,029	5,264	128	39
Payable to Massachusetts Mutual Life Insurance Company	-	-	-	20,173	52,130	457	-	446,147

Total liabilities	8,338	-	475	20,173	53,159	5,721	128	446,186

NET ASSETS	$276,588,610	$23,154,989	$46,483,217	$5,013,308	$36,073,052	$12,697,559	$14,781,852	$20,233,673

Net Assets:
Accumulation units - value	$273,577,720	$23,154,989	$45,699,009	$5,013,308	$35,933,596	$12,522,841	$14,518,596	$19,747,588
Contracts in payout (annuitization) period	3,010,890	-	784,208	-	139,456	174,718	263,256	486,085

Net assets	$276,588,610	$23,154,989	$46,483,217	$5,013,308	$36,073,052	$12,697,559	$14,781,852	$20,233,673

Outstanding units
Contract owners	16,959,594	1,102,287	2,173,952	268,260	1,949,206	1,182,007	2,118,192	1,419,209

UNIT VALUE
Panorama Premier	$20.63	$-	$29.69	$-	$16.00	$12.43	$6.90	$14.19
Panorama Passage®
Tier 1	20.25	-	19.18	-	16.34	10.72	6.85	14.08
Tier 2	19.88	-	18.83	-	16.03	10.52	6.75	13.88
Tier 3	21.04	-	19.93	-	16.97	11.14	7.00	14.39
Tier 4	20.41	-	19.33	-	16.46	10.81	6.84	14.07
MassMutual Artistry	20.31	-	14.06	-	14.74	10.80	7.03	14.46
MassMutual Transitions®
Custom Plan	19.77	-	22.54	-	20.17	10.63	7.17	14.75
Package Plan I	19.77	-	22.54	-	20.17	10.63	7.17	14.75
Package Plan II	18.92	-	21.57	-	19.30	10.17	6.96	14.31
Package Plan III	18.33	-	20.90	-	18.70	9.85	6.81	14.01
MassMutual EvolutionSM
Tier 1	15.14	-	19.25	-	17.56	9.92	6.81	14.00
Tier 2	14.50	-	18.43	-	16.82	9.50	6.58	13.52
Tier 3	14.11	-	17.94	-	16.37	9.25	6.43	13.23
Tier 4	14.48	-	18.40	-	16.79	9.49	6.58	13.52
Tier 5	13.86	-	17.62	-	16.08	9.09	6.35	13.06
Tier 6	13.49	-	17.15	-	15.65	8.84	6.22	12.78
Tier 7	14.38	-	18.28	-	16.68	9.42	6.52	13.41
Tier 8	13.75	-	17.47	-	15.94	9.01	6.30	12.95
Tier 9	-	17.79	-	16.21	-	-	6.44	13.24
Tier 10	-	18.74	-	17.07	-	-	6.72	13.82
Tier 11	-	17.01	-	15.49	-	-	6.22	12.79
Tier 12	-	18.27	-	16.64	-	-	6.55	13.48
Tier 13	-	16.66	-	15.17	-	-	6.09	12.53
Tier 14	-	17.42	-	15.87	-	-	6.31	12.97
MassMutual RetireEase SelectSM
Tier 1	12.64	-	10.68	-	13.21	-	6.96	11.44
Tier 2	13.13	-	11.10	-	13.73	-	7.23	11.88
MassMutual Transitions SelectSM
Tier 1	15.74	-	22.37	-	19.74	10.39	7.05	14.49
Tier 2	-	22.06	-	19.42	-	-	7.05	14.49
MassMutual Equity EdgeSM
Tier 1	-	-	-	-	-	-	-	-
Tier 2	-	-	-	-	-	-	-	-
Tier 3	-	-	-	-	-	-	-	-
Tier 4	-	-	-	-	-	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2014

	Fidelity® VIP Contrafund ® Sub-Account	Fidelity® VIP Contrafund ® Sub-Account	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Technology Sub-Account	Invesco V.I. Technology Sub-Account	Ivy Asset Strategy Sub-Account	MML Aggressive Allocation Sub-Account
	(Initial Class)	(Service Class 2)	(Series I)	(Series II)	(Series I)	(Series II)	(Series I)	(Series II)		(Initial Class)

Investment income
Dividends	$2,834,623	$683,894	$104,368	$153,960	$-	$-	$-	$-	$41,625	$414,211

Expenses
Mortality and expense risk fees and administrative charges	3,821,218	1,146,217	67,875	137,320	161,037	148,818	77,999	52,223	139,815	511,254

Net investment income (loss)	(986,595)	(462,323)	36,493	16,640	(161,037)	(148,818)	(77,999)	(52,223)	(98,190)	(97,043)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	8,245,576	3,576,413	427,428	498,277	1,481,325	578,476	793,940	118,011	34,921	1,450,979
Realized gain distribution	5,947,151	1,904,224	-	-	551,739	433,328	580,584	351,296	1,103,339	3,331,490

Realized gain (loss)	14,192,727	5,480,637	427,428	498,277	2,033,064	1,011,804	1,374,524	469,307	1,138,260	4,782,469

Change in net unrealized appreciation/depreciation of investments	18,009,478	3,406,854	205,923	588,808	569,015	846,983	(651,593)	(60,811)	(1,718,332)	(2,919,959)

Net gain (loss) on investments	32,202,205	8,887,491	633,351	1,087,085	2,602,079	1,858,787	722,931	408,496	(580,072)	1,862,510

Net increase (decrease) in net assets resulting from operations	31,215,610	8,425,168	669,844	1,103,725	2,441,042	1,709,969	644,932	356,273	(678,262)	1,765,467

Capital transactions:
Transfer of net premiums	5,083,140	13,910,923	65,510	1,495,374	366,819	2,182,792	148,716	798,618	5,531,168	796,492
Transfers due to death benefits	(1,647,083)	(812,651)	(14,047)	(114,396)	(69,647)	(13,422)	(17,255)	-	-	(297,962)
Transfers due to annuity benefit payments	(324,362)	-	(14,796)	-	(19,035)	-	(4,210)	-	-	-
Transfers due to withdrawal of funds	(38,655,160)	(2,721,351)	(705,347)	(507,052)	(1,763,146)	(359,982)	(832,307)	(155,389)	(192,075)	(4,068,295)
Transfers due to loans, net of repayments	14,190	-	3,375	-	4,586	-	456	-	-	(9,757)
Transfers due to cost of insurance	(905,396)	(176,070)	(6,624)	(13,215)	(18,097)	(8,288)	(11,791)	(2,494)	(3,351)	(129,543)
Transfers due to contingent deferred sales charges	(1,683)	-	(18)	-	(191)	-	(77)	-	-	(28)
Transfers due to net charge (credit) to annuitant mortality fluctuation	(166,534)	-	147	-	(7,134)	-	575	-	-	-
Transfers between Sub-Accounts and to/from Fixed Account	(15,364,970)	(98,885)	177,378	2,142,577	394,167	1,298,886	(512,992)	649,490	1,387,690	7,322

Net increase (decrease) in net assets resulting from capital transactions	(51,967,858)	10,101,966	(494,422)	3,003,288	(1,111,678)	3,099,986	(1,228,885)	1,290,225	6,723,432	(3,701,771)

Total increase (decrease)	(20,752,248)	18,527,134	175,422	4,107,013	1,329,364	4,809,955	(583,953)	1,646,498	6,045,170	(1,936,304)

NET ASSETS, at beginning of the year	323,174,155	76,557,019	6,104,301	7,598,236	13,759,629	8,417,378	7,412,702	3,108,180	6,176,973	41,165,457

NET ASSETS, at end of the year	$302,421,907	$95,084,153	$6,279,723	$11,705,249	$15,088,993	$13,227,333	$6,828,749	$4,754,678	$12,222,143	$39,229,153

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2014

	MML Aggressive Allocation Sub-Account	MML Balanced Allocation Sub-Account	MML Balanced Allocation Sub-Account	MML Blend Sub-Account	MML Blend Sub-Account	MML Blue Chip Growth Sub-Account	MML Blue Chip Growth Sub-Account	MML China Sub-Account	MML Conservative Allocation Sub-Account	MML Conservative Allocation Sub-Account
	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Service Class 1)	(Initial Class)	(Service Class)

Investment income
Dividends	$524,093	$3,000,975	$7,749,627	$1,459,812	$651,465	$-	$-	$-	$2,758,601	$7,634,184

Expenses
Mortality and expense risk fees and administrative charges	729,649	1,801,692	5,663,814	837,328	507,053	579,550	375,450	13,009	1,401,996	4,822,490

Net investment income (loss)	(205,556)	1,199,283	2,085,813	622,484	144,412	(579,550)	(375,450)	(13,009)	1,356,605	2,811,694

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	2,273,446	2,780,692	8,715,243	4,027,768	890,867	4,114,369	1,203,203	(180,083)	4,484,011	6,134,034
Realized gain distribution	5,079,903	8,718,352	25,073,115	720,110	334,379	5,082,499	2,902,689	279,700	7,118,627	21,713,529

Realized gain (loss)	7,353,349	11,499,044	33,788,358	4,747,878	1,225,246	9,196,868	4,105,892	99,617	11,602,638	27,847,563

Change in net unrealized appreciation/depreciation of investments	(4,676,282)	(6,973,767)	(21,319,178)	1,165,377	1,713,950	(4,788,583)	(1,646,811)	(303,694)	(8,557,518)	(19,494,410)

Net gain (loss) on investments	2,677,067	4,525,277	12,469,180	5,913,255	2,939,196	4,408,285	2,459,081	(204,077)	3,045,120	8,353,153

Net increase (decrease) in net assets resulting from operations	2,471,511	5,724,560	14,554,993	6,535,739	3,083,608	3,828,735	2,083,631	(217,086)	4,401,725	11,164,847

Capital transactions:
Transfer of net premiums	10,598,451	1,524,345	41,932,600	1,643,850	5,101,800	601,810	5,388,342	48,166	2,121,802	32,574,897
Transfers due to death benefits	-	(414,083)	(2,900,462)	(740,756)	(74,185)	(319,772)	(66,706)	-	(1,622,900)	(1,262,096)
Transfers due to annuity benefit payments	-	-	-	(104,377)	-	(66,876)	-	-	-	-
Transfers due to withdrawal of funds	(2,591,293)	(10,676,604)	(18,555,478)	(9,999,560)	(1,155,361)	(6,068,090)	(868,157)	(60,877)	(18,817,180)	(19,764,783)
Transfers due to loans, net of repayments	-	2,722	-	13,117	-	4,054	-	404	4,007	-
Transfers due to cost of insurance	(94,055)	(840,869)	(2,243,053)	(102,293)	(57,383)	(91,973)	(51,272)	(2,643)	(641,625)	(1,725,477)
Transfers due to contingent deferred sales charges	-	(62)	-	(1,448)	-	(619)	-	-	(235)	-
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	-	-	(105,410)	-	(78,372)	-	-	-	-
Transfers between Sub-Accounts and to/from Fixed Account	1,015,214	6,137,016	4,420,206	(151,083)	2,502,355	520,112	1,969,885	(3,197,644)	3,947,707	(5,921,715)

Net increase (decrease) in net assets resulting from capital transactions	8,928,317	(4,267,535)	22,653,813	(9,547,960)	6,317,226	(5,499,726)	6,372,092	(3,212,594)	(15,008,424)	3,900,826

Total increase (decrease)	11,399,828	1,457,025	37,208,806	(3,012,221)	9,400,834	(1,670,991)	8,455,723	(3,429,680)	(10,606,699)	15,065,673

NET ASSETS, at beginning of the year	51,318,764	142,186,556	393,771,762	73,420,884	30,932,071	52,314,807	23,271,863	3,429,680	119,758,501	327,041,221

NET ASSETS, at end of the year	$62,718,592	$143,643,581	$430,980,568	$70,408,663	$40,332,905	$50,643,816	$31,727,586	$-	$109,151,802	$342,106,894

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2014

	MML Core Allocation Sub-Account	MML Equity Sub-Account	MML Equity Sub-Account	MML Equity Income Sub-Account	MML Equity Income Sub-Account	MML Equity Index Sub-Account	MML Equity Index Sub-Account	MML Focused Equity Sub-Account	MML Foreign Sub-Account	MML Foreign Sub-Account
		(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Class I)	(Service Class I)		(Initial Class)	(Service Class)

Investment income
Dividends	$6,133,357	$440,868	$705,046	$3,914,900	$901,507	$890,781	$353,133	$19,108	$4,461,018	$234,679

Expenses
Mortality and expense risk fees and administrative charges	8,547,408	342,485	693,514	2,944,465	795,824	945,107	341,299	74,124	2,613,887	138,858

Net investment income (loss)	(2,414,051)	98,383	11,532	970,435	105,683	(54,326)	11,834	(55,016)	1,847,131	95,821

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	7,575,623	1,006,312	1,582,152	8,544,344	3,059,338	9,028,025	1,146,131	175,961	(2,242,055)	316,529
Realized gain distribution	20,015,430	-	-	5,202,634	1,355,561	861,904	345,612	520,802	-	-

Realized gain (loss)	27,591,053	1,006,312	1,582,152	13,746,978	4,414,899	9,889,929	1,491,743	696,763	(2,242,055)	316,529

Change in net unrealized appreciation/depreciation of investments	12,845,201	1,654,245	3,094,946	(532,966)	(1,134,595)	(2,461,598)	1,385,741	(16,754)	(15,953,811)	(1,409,518)

Net gain (loss) on investments	40,436,254	2,660,557	4,677,098	13,214,012	3,280,304	7,428,331	2,877,484	680,009	(18,195,866)	(1,092,989)

Net increase (decrease) in net assets resulting from operations	38,022,203	2,758,940	4,688,630	14,184,447	3,385,987	7,374,005	2,889,318	624,993	(16,348,735)	(997,168)

Capital transactions:
Transfer of net premiums	118,445,899	801,400	13,038,185	3,149,317	8,975,823	248,158	8,989,838	888,201	2,866,035	1,105,806
Transfers due to death benefits	(2,592,852)	(181,344)	(404,294)	(1,696,838)	(446,288)	(301,926)	(52,593)	-	(1,405,598)	(26,411)
Transfers due to annuity benefit payments	(12,293)	(18,636)	-	(162,073)	-	(191,906)	-	-	(135,421)	-
Transfers due to withdrawal of funds	(21,907,980)	(3,738,553)	(1,732,348)	(31,695,611)	(2,253,257)	(9,459,248)	(881,156)	(290,686)	(27,825,075)	(433,096)
Transfers due to loans, net of repayments	(17)	1,077	-	7,978	-	(4,993)	-	84	6,302	-
Transfers due to cost of insurance	(4,047,846)	(58,134)	(261,316)	(793,862)	(321,066)	(22,410)	(134,909)	880	(797,274)	(27,895)
Transfers due to contingent deferred sales charges	-	(243)	-	(412)	-	(221)	-	-	(269)	-
Transfers due to net charge (credit) to annuitant mortality fluctuation	1,326	(23,428)	-	(51,462)	-	43,941	-	-	(60,700)	-
Transfers between Sub-Accounts and to/from Fixed Account	16,540,195	(384,219)	(233,760)	(5,681,595)	(176,178)	(6,757,847)	(178,671)	1,120,300	18,530,800	3,124,609

Net increase (decrease) in net assets resulting from capital transactions	106,426,432	(3,602,080)	10,406,467	(36,924,558)	5,779,034	(16,446,452)	7,742,509	1,718,779	(8,821,200)	3,743,013

Total increase (decrease)	144,448,635	(843,140)	15,095,097	(22,740,111)	9,165,021	(9,072,447)	10,631,827	2,343,772	(25,169,935)	2,745,845

NET ASSETS, at beginning of the year	546,136,756	29,267,983	41,590,626	249,236,212	54,594,084	72,466,471	21,445,777	4,170,618	220,469,245	8,346,697

NET ASSETS, at end of the year	$690,585,391	$28,424,843	$56,685,723	$226,496,101	$63,759,105	$63,394,024	$32,077,604	$6,514,390	$195,299,310	$11,092,542

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2014

	MML Fundamental Growth Sub-Account	MML Fundamental Value Sub-Account	MML Global Sub-Account	MML Global Sub-Account	MML Global Sub-Account	MML Growth Sub-Account	MML Growth & Income Sub-Account	MML Growth & Income Sub-Account	MML Growth Allocation Sub-Account	MML Growth Allocation Sub-Account
			(Class I)	(Service Class I)	(Class II)		(Initial Class)	(Service Class)	(Initial Class)	(Service Class)

Investment income
Dividends	$11,182	$57,981	$54,283	$57,994	$29,332	$436,276	$999,047	$172,322	$9,551,427	$13,443,525

Expenses
Mortality and expense risk fees and administrative charges	20,765	49,425	71,083	113,615	44,936	1,392,521	935,643	239,404	8,043,410	12,697,256

Net investment income (loss)	(9,583)	8,556	(16,800)	(55,621)	(15,604)	(956,245)	63,404	(67,082)	1,508,017	746,269

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	93,753	77,101	223,901	168,137	124,437	4,127,491	3,157,240	1,980,794	10,050,856	25,148,538
Realized gain distribution	116,217	167,631	107,296	138,436	56,200	3,673,610	-	-	51,272,087	84,318,528

Realized gain (loss)	209,970	244,732	331,197	306,573	180,637	7,801,101	3,157,240	1,980,794	61,322,943	109,467,066

Change in net unrealized appreciation/depreciation of investments	(28,089)	109,104	(128,502)	(69,435)	(83,850)	(356,797)	5,106,992	(232,619)	(36,104,853)	(68,216,132)

Net gain (loss) on investments	181,881	353,836	202,695	237,138	96,787	7,444,304	8,264,232	1,748,175	25,218,090	41,250,934

Net increase (decrease) in net assets resulting from operations	172,298	362,392	185,895	181,517	81,183	6,488,059	8,327,636	1,681,093	26,726,107	41,997,203

Capital transactions:
Transfer of net premiums	707,698	1,471,405	105,726	1,561,040	48,906	17,896,115	837,629	2,320,068	9,698,702	42,774,323
Transfers due to death benefits	-	-	(15,260)	(1,570)	(8,881)	(749,558)	(640,708)	(807,294)	(1,440,731)	(3,928,637)
Transfers due to annuity benefit payments	(798)	-	(8,805)	-	-	-	(35,390)	-	-	-
Transfers due to withdrawal of funds	(28,471)	(112,012)	(836,188)	(260,317)	(305,212)	(4,284,538)	(10,931,066)	(425,132)	(35,799,982)	(39,551,780)
Transfers due to loans, net of repayments	-	-	-	-	(215)	(1,492)	1,205	-	(6,904)	-
Transfers due to cost of insurance	22	163	(17,154)	(32,230)	-	(463,712)	(133,919)	(34,454)	(4,398,009)	(5,668,691)
Transfers due to contingent deferred sales charges	(63)	(63)	-	-	(316)	-	(374)	-	-	-
Transfers due to net charge (credit) to annuitant mortality fluctuation	246	-	(5,608)	-	-	-	8,498	-	-	-
Transfers between Sub-Accounts and to/from Fixed Account	105,688	1,015,741	366,750	1,111,397	(84,578)	(1,472,208)	(3,978,396)	(947,720)	165,909	3,566,053

Net increase (decrease) in net assets resulting from capital transactions	784,322	2,375,234	(410,539)	2,378,320	(350,296)	10,924,607	(14,872,521)	105,468	(31,781,015)	(2,808,732)

Total increase (decrease)	956,620	2,737,626	(224,644)	2,559,837	(269,113)	17,412,666	(6,544,885)	1,786,561	(5,054,908)	39,188,471

NET ASSETS, at beginning of the year	1,173,384	2,348,467	6,771,568	6,657,557	3,611,137	92,057,974	93,410,100	17,146,509	624,211,889	995,707,950

NET ASSETS, at end of the year	$2,130,004	$5,086,093	$6,546,924	$9,217,394	$3,342,024	$109,470,640	$86,865,215	$18,933,070	$619,156,981	$1,034,896,421

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2014

	MML High Yield Sub-Account	MML Income & Growth Sub-Account	MML Income & Growth Sub-Account	MML Inflation-Protected and Income Sub-Account	MML Inflation-Protected and Income Sub-Account	MML International Sub-Account	MML International Equity Sub-Account	MML Large Cap Growth Sub-Account	MML Large Cap Growth Sub-Account	MML Managed Bond Sub-Account
		(Initial Class)	(Service Class)	(Initial Class)	(Service Class)			(Initial Class)	(Service Class)	(Initial Class)
Investment income
Dividends	$1,441,550	$529,601	$246,039	$6,465,787	$1,368,171	$409,288	$3,545	$-	$-	$6,363,893

Expenses
Mortality and expense risk fees and administrative charges	290,785	330,265	207,242	2,982,389	731,631	651,634	661	205,955	31,680	2,444,810

Net investment income (loss)	1,150,765	199,336	38,797	3,483,398	636,540	(242,346)	2,884	(205,955)	(31,680)	3,919,083

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	92,088	808,146	778,918	1,136,231	(329,554)	1,386,821	(4,360)	1,233,588	146,455	1,725,645
Realized gain distribution	818,533	-	-	5,274,425	1,153,841	1,575,664	1,015	2,405,121	304,214	-

Realized gain (loss)	910,621	808,146	778,918	6,410,656	824,287	2,962,485	(3,345)	3,638,709	450,669	1,725,645

Change in net unrealized appreciation/depreciation of investments	(2,310,696)	1,205,937	316,201	(4,188,228)	(508,535)	(4,885,907)	(7,202)	(1,904,539)	(219,624)	4,467,901

Net gain (loss) on investments	(1,400,075)	2,014,083	1,095,119	2,222,428	315,752	(1,923,422)	(10,547)	1,734,170	231,045	6,193,546

Net increase (decrease) in net assets resulting from operations	(249,310)	2,213,419	1,133,916	5,705,826	952,292	(2,165,768)	(7,663)	1,528,215	199,365	10,112,629

Capital transactions:
Transfer of net premiums	3,048,258	478,218	1,867,092	3,043,436	3,236,288	5,965,949	70,163	212,161	394,957	2,950,322
Transfers due to death benefits	(175,980)	(119,792)	(32,658)	(2,747,691)	(315,472)	(299,432)	-	(125,653)	-	(2,596,117)
Transfers due to annuity benefit payments	(454)	(22,060)	-	(221,780)	-	-	-	(4,011)	-	(174,973)
Transfers due to withdrawal of funds	(2,356,416)	(3,378,797)	(697,082)	(37,135,321)	(2,702,596)	(2,280,837)	-	(2,356,491)	(91,248)	(30,667,384)
Transfers due to loans, net of repayments	(717)	(95)	-	994	-	(2,779)	-	407	-	(1,076)
Transfers due to cost of insurance	(612)	(38,038)	(28,697)	(823,324)	(145,027)	(221,942)	(43)	(24,220)	(3,148)	(568,926)
Transfers due to contingent deferred sales charges	(62)	(940)	-	(68)	-	-	-	(144)	-	(415)
Transfers due to net charge (credit) to annuitant mortality fluctuation	172	(27,354)	-	(21,078)	-	-	-	(3,809)	-	(77,486)
Transfers between Sub-Accounts and to/from Fixed Account	3,085,202	(453,844)	(883,590)	2,541,935	(2,943,607)	1,740,966	128,520	(910,789)	377,103	(369,967)

Net increase (decrease) in net assets resulting from capital transactions	3,599,391	(3,562,702)	225,065	(35,362,897)	(2,870,414)	4,901,925	198,640	(3,212,549)	677,664	(31,506,022)

Total increase (decrease)	3,350,081	(1,349,283)	1,358,981	(29,657,071)	(1,918,122)	2,736,157	190,977	(1,684,334)	877,029	(21,393,393)

NET ASSETS, at beginning of the year	18,128,143	30,192,561	14,770,986	246,238,361	53,901,458	47,268,002	-	20,390,085	1,849,015	207,924,619

NET ASSETS, at end of the year	$21,478,224	$28,843,278	$16,129,967	$216,581,290	$51,983,336	$50,004,159	$190,977	$18,705,751	$2,726,044	$186,531,226

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2014

	MML Managed Bond Sub-Account	MML Managed Volatility Sub-Account	MML Managed Volatility Sub-Account	MML Mid Cap Growth Sub-Account	MML Mid Cap Growth Sub-Account	MML Mid Cap Value Sub-Account	MML Mid Cap Value Sub-Account	MML Moderate Allocation Sub-Account	MML Moderate Allocation Sub-Account	MML Money Market Sub-Account
	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)

Investment income
Dividends	$5,707,615	$1,150,088	$148,137	$-	$-	$3,331,680	$386,907	$6,906,976	$25,050,379	$2,617

Expenses
Mortality and expense risk fees and administrative charges	2,668,864	2,079,372	412,117	989,717	690,769	2,659,278	365,507	5,220,739	22,537,300	1,036,058

Net investment income (loss)	3,038,751	(929,284)	(263,980)	(989,717)	(690,769)	672,402	21,400	1,686,237	2,513,079	(1,033,441)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(65,724)	3,350,543	1,472,024	6,033,098	2,013,611	10,830,206	1,063,224	9,420,409	11,714,935	(1,150)
Realized gain distribution	-	8,161,183	1,517,818	10,991,963	6,703,945	34,650,370	4,547,878	24,308,594	99,204,242	611

Realized gain (loss)	(65,724)	11,511,726	2,989,842	17,025,061	8,717,556	45,480,576	5,611,102	33,729,003	110,919,177	(539)

Change in net unrealized appreciation/depreciation of investments	5,448,116	(5,630,022)	(1,946,603)	(6,294,695)	(2,469,063)	(15,732,726)	(1,905,726)	(18,056,543)	(50,576,695)	(1,036)

Net gain (loss) on investments	5,382,392	5,881,704	1,043,239	10,730,366	6,248,493	29,747,850	3,705,376	15,672,460	60,342,482	(1,575)

Net increase (decrease) in net assets resulting from operations	8,421,143	4,952,420	779,259	9,740,649	5,557,724	30,420,252	3,726,776	17,358,697	62,855,561	(1,035,016)

Capital transactions:
Transfer of net premiums	40,608,034	2,301,079	3,803,517	1,440,207	9,262,162	2,914,237	4,768,121	5,451,835	324,417,275	10,337,817
Transfers due to death benefits	(1,490,558)	(1,052,711)	(142,254)	(725,521)	(550,082)	(1,404,783)	(242,108)	(1,708,227)	(7,703,022)	(625,850)
Transfers due to annuity benefit payments	-	(112,494)	-	(68,309)	-	(137,694)	-	-	-	(108,265)
Transfers due to withdrawal of funds	(7,761,575)	(21,221,014)	(951,528)	(9,882,897)	(1,520,011)	(28,857,712)	(955,355)	(32,961,888)	(61,964,609)	(31,515,987)
Transfers due to loans, net of repayments	-	2,772	-	3,101	-	(108)	-	(15,457)	-	(44,286)
Transfers due to cost of insurance	(1,061,442)	(642,643)	(164,887)	(121,386)	(173,626)	(700,271)	(106,127)	(2,731,486)	(10,829,188)	(122,032)
Transfers due to contingent deferred sales charges	(60)	(386)	-	(1,808)	-	(1,579)	-	(68)	-	(806)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	(35,299)	-	(21,904)	-	(57,283)	-	-	-	19,553
Transfers between Sub-Accounts and to/from Fixed Account	1,454,571	(1,380,579)	64,607	(3,398,471)	(5,967)	(17,474,063)	(520,307)	8,920,290	3,388,786	13,216,224

Net increase (decrease) in net assets resulting from capital transactions	31,748,970	(22,141,275)	2,609,455	(12,776,988)	7,012,476	(45,719,256)	2,944,224	(23,045,001)	247,309,242	(8,843,632)

Total increase (decrease)	40,170,113	(17,188,855)	3,388,714	(3,036,339)	12,570,200	(15,299,004)	6,671,000	(5,686,304)	310,164,803	(9,878,648)

NET ASSETS, at beginning of the year	171,044,531	172,435,223	28,423,102	89,492,551	43,871,224	221,850,251	23,342,636	416,511,831	1,480,632,767	93,332,847

NET ASSETS, at end of the year	$211,214,644	$155,246,368	$31,811,816	$86,456,212	$56,441,424	$206,551,247	$30,013,636	$410,825,527	$1,790,797,570	$83,454,199

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2014

	MML Short-Duration Bond Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Company Value Sub-Account	MML Small/ Mid Cap Value Sub-Account	MML Small/Mid Cap Value Sub-Account	MML Strategic Emerging Markets Sub-Account	MML Total Return Bond Sub-Account
		(Initial Class)	(Service Class)	(Initial Class)	(Service Class)		(Initial Class)	(Service Class)

Investment income
Dividends	$424,653	$338,586	$72,332	$-	$-	$-	$977,753	$68,366	$3,865	$211,825

Expenses
Mortality and expense risk fees and administrative charges	267,884	394,731	122,409	1,837,781	113,549	120,853	2,028,550	190,906	107,262	158,253

Net investment income (loss)	156,769	(56,145)	(50,077)	(1,837,781)	(113,549)	(120,853)	(1,050,797)	(122,540)	(103,397)	53,572

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(159,838)	2,748,618	313,983	5,061,659	236,869	317,419	14,214,805	1,017,509	(378,515)	(66,632)
Realized gain distribution	2,416	4,467,313	1,160,019	37,232,229	2,431,449	2,491,991	3,417,047	332,856	-	-

Realized gain (loss)	(157,422)	7,215,931	1,474,002	42,293,888	2,668,318	2,809,410	17,631,852	1,350,365	(378,515)	(66,632)

Change in net unrealized appreciation/depreciation of investments	(67,105)	(3,540,285)	(525,910)	(34,100,743)	(2,125,337)	(2,759,205)	(3,737,301)	(148,796)	(117,715)	363,862

Net gain (loss) on investments	(224,527)	3,675,646	948,092	8,193,145	542,981	50,205	13,894,551	1,201,569	(496,230)	297,230

Net increase (decrease) in net assets resulting from operations	(67,758)	3,619,501	898,015	6,355,364	429,432	(70,648)	12,843,754	1,079,029	(599,627)	350,802

Capital transactions:
Transfer of net premiums	2,447,651	470,220	1,553,389	1,896,316	1,745,249	1,603,101	2,357,080	2,383,325	869,187	2,307,070
Transfers due to death benefits	(51,325)	(189,707)	(59,326)	(950,783)	(43,375)	(193,972)	(1,033,651)	(49,218)	(15,768)	(73,790)
Transfers due to annuity benefit payments	(454)	(13,032)	-	(93,711)	-	-	(107,661)	-	-	-
Transfers due to withdrawal of funds	(4,145,513)	(4,091,461)	(373,265)	(18,633,095)	(281,217)	(423,714)	(21,517,817)	(448,125)	(494,283)	(572,045)
Transfers due to loans, net of repayments	-	1,114	-	4,225	-	596	5,698	-	-	-
Transfers due to cost of insurance	(3,395)	(42,365)	(11,546)	(550,869)	(25,825)	(11,704)	(580,438)	(40,595)	(16,326)	(200)
Transfers due to contingent deferred sales charges	-	(447)	-	(299)	-	-	(118)	-	-	(61)
Transfers due to net charge (credit) to annuitant mortality fluctuation	(876)	4,624	-	(42,026)	-	-	(42,867)	-	-	-
Transfers between Sub-Accounts and to/from Fixed Account	4,498,939	(1,265,845)	234,714	(3,270,037)	281,612	(239,706)	(7,517,680)	(167,199)	319,109	669,974

Net increase (decrease) in net assets resulting from capital transactions	2,745,027	(5,126,899)	1,343,966	(21,640,279)	1,676,444	734,601	(28,437,454)	1,678,188	661,919	2,330,948

Total increase (decrease)	2,677,269	(1,507,398)	2,241,981	(15,284,915)	2,105,876	663,953	(15,593,700)	2,757,217	62,292	2,681,750

NET ASSETS, at beginning of the year	18,205,464	36,933,468	7,673,630	154,118,882	7,870,821	9,236,071	170,219,254	12,724,322	8,187,642	10,236,134

NET ASSETS, at end of the year	$20,882,733	$35,426,070	$9,915,611	$138,833,967	$9,976,697	$9,900,024	$154,625,554	$15,481,539	$8,249,934	$12,917,884

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2014

	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Capital Income Sub-Account	Oppenheimer Capital Income Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Discovery Mid Cap Growth Sub-Account	Oppenheimer Discovery Mid Cap Growth Sub-Account	Oppenheimer Diversified Alternatives Sub-Account	Oppenheimer Global Sub-Account	Oppenheimer Global Sub-Account
	(Service)	(Non-Service)	(Service)	(Non-Service)		(Service)	(Non-Service)		(Service)	(Non-Service)
Investment income
Dividends	$15,014	$1,109,555	$2,237	$262,691	$188,183	$-	$-	$26,972	$323,218	$2,767,474

Expenses
Mortality and expense risk fees and administrative charges	114,105	3,029,191	1,645	140,259	47,018	84,477	1,980,947	3,293	514,254	3,021,422

Net investment income (loss)	(99,091)	(1,919,636)	592	122,432	141,165	(84,477)	(1,980,947)	23,679	(191,036)	(253,948)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	437,737	16,757,948	752	(251,450)	(208,333)	473,462	9,482,827	(1,313)	1,087,575	5,755,514
Realized gain distribution	201,026	6,041,013	-	-	-	-	-	21,616	1,700,628	11,290,592

Realized gain (loss)	638,763	22,798,961	752	(251,450)	(208,333)	473,462	9,482,827	20,303	2,788,203	17,046,106

Change in net unrealized appreciation/depreciation of investments	554,593	10,823,460	6,560	990,671	273,158	(133,513)	(1,124,144)	(55,463)	(2,370,870)	(13,993,307)

Net gain (loss) on investments	1,193,356	33,622,421	7,312	739,221	64,825	339,949	8,358,683	(35,160)	417,333	3,052,799

Net increase (decrease) in net assets resulting from operations	1,094,265	31,702,785	7,904	861,653	205,990	255,472	6,377,736	(11,481)	226,297	2,798,851

Capital transactions:
Transfer of net premiums	1,022,035	2,839,939	-	28,607	-	814,613	2,123,763	543,458	7,305,109	3,472,444
Transfers due to death benefits	(48,147)	(1,968,606)	-	(190,159)	(67,244)	(2,530)	(1,006,177)	-	(290,983)	(1,707,422)
Transfers due to annuity benefit payments	-	(157,736)	-	(5,546)	-	-	(104,694)	-	-	(162,819)
Transfers due to withdrawal of funds	(382,147)	(32,734,700)	(348)	(2,159,071)	(468,104)	(283,322)	(20,501,574)	(2,303)	(1,184,588)	(30,729,861)
Transfers due to loans, net of repayments	-	3,014	-	(2,507)	-	-	2,986	-	-	20,877
Transfers due to cost of insurance	(18,984)	(843,059)	(315)	(10,415)	-	(7,054)	(573,248)	(117)	(130,286)	(664,666)
Transfers due to contingent deferred sales charges	-	(495)	-	(197)	(221)	-	(296)	-	-	(1,019)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	(53,625)	-	848	-	-	(50,035)	-	-	(40,155)
Transfers between Sub-Accounts and to/from Fixed Account	364,687	(19,831,691)	-	(488,608)	(36,447)	(354,185)	(2,592,322)	558,279	1,116,694	(760,976)

Net increase (decrease) in net assets resulting from capital transactions	937,444	(52,746,959)	(663)	(2,827,048)	(572,016)	167,522	(22,701,597)	1,099,317	6,815,946	(30,573,597)

Total increase (decrease)	2,031,709	(21,044,174)	7,241	(1,965,395)	(366,026)	422,994	(16,323,861)	1,087,836	7,042,243	(27,774,746)

NET ASSETS, at beginning of the year	7,690,025	254,026,382	120,155	13,393,426	3,836,631	6,138,368	165,756,045	-	34,582,935	263,962,140

NET ASSETS, at end of the year	$9,721,734	$232,982,208	$127,396	$11,428,031	$3,470,605	$6,561,362	$149,432,184	$1,087,836	$41,625,178	$236,187,394

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2014

	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Money Sub-Account	PIMCO CommodityRealReturn® Strategy Sub-Account	VY Clarion Global Real Estate Sub-Account
	(Service)	(Non-Service)	(Service)	(Non-Service)	(Service)	(Non-Service)

Investment income
Dividends	$2,730,934	$12,596,819	$213,609	$602,086	$24,834	$312,074	$1,497	$45,706	$209,030

Expenses
Mortality and expense risk fees and administrative charges	943,644	3,650,245	297,942	597,122	58,457	410,461	159,386	224,346	244,829

Net investment income (loss)	1,787,290	8,946,574	(84,333)	4,964	(33,623)	(98,387)	(157,889)	(178,640)	(35,799)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	734,224	(429,712)	978,291	1,816,249	161,937	2,647,352	-	(1,410,049)	772,642
Realized gain distribution	-	-	455,479	1,059,688	87,311	754,352	-	-	-

Realized gain (loss)	734,224	(429,712)	1,433,770	2,875,937	249,248	3,401,704	-	(1,410,049)	772,642

Change in net unrealized appreciation/depreciation of investments	(1,775,163)	(3,345,354)	(3,359,432)	(7,154,722)	161,639	55,322	-	(1,719,138)	1,421,315

Net gain (loss) on investments	(1,040,939)	(3,775,066)	(1,925,662)	(4,278,785)	410,887	3,457,026	-	(3,129,187)	2,193,957

Net increase (decrease) in net assets resulting from operations	746,351	5,171,508	(2,009,995)	(4,273,821)	377,264	3,358,639	(157,889)	(3,307,827)	2,158,158

Capital transactions:
Transfer of net premiums	5,136,035	4,191,644	3,021,274	918,845	582,139	454,044	501,785	935,476	1,564,805
Transfers due to death benefits	(528,247)	(2,248,627)	(69,009)	(120,113)	(39,144)	(416,040)	(162,108)	(37,407)	(164,149)
Transfers due to annuity benefit payments	-	(242,540)	-	(48,450)	-	(8,293)	(15,435)	(25,980)	(29,478)
Transfers due to withdrawal of funds	(2,813,812)	(42,098,689)	(814,866)	(5,313,031)	(150,397)	(4,792,298)	(3,365,730)	(1,763,937)	(1,503,771)
Transfers due to loans, net of repayments	-	8,601	-	201	-	10,085	(1,844)	393	545
Transfers due to cost of insurance	(268,673)	(960,706)	(63,174)	(133,322)	(3,618)	(40,080)	14,014	(50,256)	(50,019)
Transfers due to contingent deferred sales charges	-	(1,240)	-	(351)	-	(558)	(154)	(84)	(89)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	(29,926)	-	(56,971)	-	(11,464)	4,163	(7,523)	(7,003)
Transfers between Sub-Accounts and to/from Fixed Account	1,472,544	1,263,199	1,418,704	315,527	346,740	(1,718,235)	(521,939)	910,654	858,718

Net increase (decrease) in net assets resulting from capital transactions	2,997,847	(40,118,284)	3,492,929	(4,437,665)	735,720	(6,522,839)	(3,547,248)	(38,664)	669,559

Total increase (decrease)	3,744,198	(34,946,776)	1,482,934	(8,711,486)	1,112,984	(3,164,200)	(3,705,137)	(3,346,491)	2,827,717

NET ASSETS, at beginning of the year	67,992,271	311,535,386	21,672,055	55,194,703	3,900,324	39,237,252	16,402,696	18,128,343	17,405,956

NET ASSETS, at end of the year	$71,736,469	$276,588,610	$23,154,989	$46,483,217	$5,013,308	$36,073,052	$12,697,559	$14,781,852	$20,233,673

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2013

	Fidelity® VIP Contrafund ® Sub-Account	Fidelity® VIP Contrafund ® Sub-Account	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Technology Sub-Account	Invesco V.I. Technology Sub-Account	Ivy Asset Strategy Sub-Account
	(Initial Class)	(Service Class 2)	(Series I)	(Series II)	(Series I)	(Series II)	(Series I)	(Series II)
Investment income
Dividends	$3,228,210	$580,574	$131,340	$120,277	$84,491	$37,280	$-	$-	$17,242

Expenses
Mortality and expense risk fees and administrative charges	3,815,670	851,421	62,722	66,383	137,077	83,246	75,266	34,435	30,011

Net investment income (loss)	(587,460)	(270,847)	68,618	53,894	(52,586)	(45,966)	(75,266)	(34,435)	(12,769)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(2,420,528)	1,802,341	596,629	293,514	906,520	596,358	633,632	70,463	13,715
Realized gain distribution	85,958	20,331	-	-	-	-	562,678	223,177	-

Realized gain (loss)	(2,334,570)	1,822,672	596,629	293,514	906,520	596,358	1,196,310	293,640	13,715

Change in net unrealized appreciation/depreciation of investments	83,907,536	14,709,340	797,528	773,507	3,170,029	1,199,452	367,546	285,067	542,909

Net gain (loss) on investments	81,572,966	16,532,012	1,394,157	1,067,021	4,076,549	1,795,810	1,563,856	578,707	556,624

Net increase (decrease) in net assets resulting from operations	80,985,506	16,261,165	1,462,775	1,120,915	4,023,963	1,749,844	1,488,590	544,272	543,855

Capital transactions:
Transfer of net premiums	4,547,715	11,805,137	254,668	1,575,530	514,647	1,468,442	175,693	455,608	2,853,293
Transfers due to death benefits	(1,762,095)	(407,793)	(20,534)	(37,788)	(50,774)	(439)	(40,752)	(23,651)	(14,400)
Transfers due to annuity benefit payments	(247,347)	-	(11,510)	-	(11,747)	-	(2,646)	-	-
Transfers due to withdrawal of funds	(34,209,177)	(2,173,434)	(735,622)	(97,290)	(1,694,639)	(163,585)	(846,908)	(97,331)	(67,561)
Transfers due to loans, net of repayments	(16,228)	-	(174)	-	(10,590)	-	6,756	-	-
Transfers due to cost of insurance	(958,313)	(171,645)	(6,948)	(7,631)	(18,047)	(6,954)	(11,332)	(2,222)	(987)
Transfers due to contingent deferred sales charges	(1,579)	-	(38)	-	(301)	-	(119)	-	-
Transfers due to net charge (credit) to annuitant mortality fluctuation	(26,826)	-	(6,011)	-	(1,882)	-	(2,320)	-	-
Transfers between Sub-Accounts and to/from Fixed Account	(20,864,436)	(460,842)	67,925	2,332,927	703,070	2,386,855	(243,963)	224,631	2,720,900

Net increase (decrease) in net assets resulting from capital transactions	(53,538,286)	8,591,423	(458,244)	3,765,748	(570,263)	3,684,319	(965,591)	557,035	5,491,245

Total increase (decrease)	27,447,220	24,852,588	1,004,531	4,886,663	3,453,700	5,434,163	522,999	1,101,307	6,035,100

NET ASSETS, at beginning of the year	295,726,935	51,704,431	5,099,770	2,711,573	10,305,929	2,983,215	6,889,703	2,006,873	141,873

NET ASSETS, at end of the year	$323,174,155	$76,557,019	$6,104,301	$7,598,236	$13,759,629	$8,417,378	$7,412,702	$3,108,180	$6,176,973

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2013

	MML Aggressive Allocation Sub-Account	MML Aggressive Allocation Sub-Account	MML Balanced Allocation Sub-Account	MML Balanced Allocation Sub-Account	MML Blend Sub-Account	MML Blend Sub-Account	MML Blue Chip Growth Sub-Account	MML Blue Chip Growth Sub-Account	MML China Sub-Account	MML Conservative Allocation Sub-Account
	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)		(Initial Class)

Investment income
Dividends	$441,142	$459,342	$3,301,200	$7,836,450	$1,418,839	$488,868	$102,889	$9,913	$37,449	$2,750,821

Expenses
Mortality and expense risk fees and administrative charges	484,072	546,154	1,741,655	4,840,638	812,414	383,751	529,009	257,057	42,105	1,509,723

Net investment income (loss)	(42,930)	(86,812)	1,559,545	2,995,812	606,425	105,117	(426,120)	(247,144)	(4,656)	1,241,098

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	907,236	2,024,444	2,936,365	6,731,244	2,902,893	672,411	3,551,028	1,030,801	(114,666)	7,118,134
Realized gain distribution	2,180,665	2,660,137	6,058,417	15,677,018	-	-	4,043,782	1,635,935	72,968	3,459,998

Realized gain (loss)	3,087,901	4,684,581	8,994,782	22,408,262	2,902,893	672,411	7,594,810	2,666,736	(41,698)	10,578,132

Change in net unrealized appreciation/depreciation of investments	5,552,162	5,078,463	6,465,869	16,508,718	8,356,433	3,611,259	8,725,908	3,786,528	313,369	(256,660)

Net gain (loss) on investments	8,640,063	9,763,044	15,460,651	38,916,980	11,259,326	4,283,670	16,320,718	6,453,264	271,671	10,321,472

Net increase (decrease) in net assets resulting from operations	8,597,133	9,676,232	17,020,196	41,912,792	11,865,751	4,388,787	15,894,598	6,206,120	267,015	11,562,570

Capital transactions:
Transfer of net premiums	734,338	5,636,470	2,394,402	50,704,272	968,531	3,497,403	832,162	3,085,225	225,086	3,202,177
Transfers due to death benefits	-	(593,599)	(1,668,556)	(1,237,532)	(491,579)	(147,888)	(318,365)	(150,786)	(137,482)	(906,672)
Transfers due to annuity benefit payments	-	-	-	-	(91,638)	-	(52,558)	-	-	-
Transfers due to withdrawal of funds	(2,012,297)	(1,435,547)	(8,978,374)	(14,388,606)	(7,355,004)	(1,064,823)	(6,129,672)	(678,303)	(163,476)	(12,811,717)
Transfers due to loans, net of repayments	10,521	-	(10,969)	-	22,697	-	1,344	-	(956)	476
Transfers due to cost of insurance	(130,722)	(90,110)	(827,517)	(2,032,150)	(104,183)	(53,253)	(97,838)	(44,782)	(4,481)	(709,758)
Transfers due to contingent deferred sales charges	(14)	-	(97)	-	(1,285)	-	(394)	-	-	(164)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	-	-	-	12,971	-	3,416	-	-	-
Transfers between Sub-Accounts and to/from Fixed Account	(364,729)	3,666,851	1,837,005	6,516,008	5,347,824	2,197,718	(1,001,309)	(39,829)	(38,118)	(3,298,825)

Net increase (decrease) in net assets resulting from capital transactions	(1,762,903)	7,184,065	(7,254,106)	39,561,992	(1,691,666)	4,429,157	(6,763,214)	2,171,525	(119,427)	(14,524,483)

Total increase (decrease)	6,834,230	16,860,297	9,766,090	81,474,784	10,174,085	8,817,944	9,131,384	8,377,645	147,588	(2,961,913)

NET ASSETS, at beginning of the year	34,331,227	34,458,467	132,420,466	312,296,978	63,246,799	22,114,127	43,183,423	14,894,218	3,282,092	122,720,414

NET ASSETS, at end of the year	$41,165,457	$51,318,764	$142,186,556	$393,771,762	$73,420,884	$30,932,071	$52,314,807	$23,271,863	$3,429,680	$119,758,501

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2013

	MML Conservative Allocation Sub-Account	MML Core Allocation Sub-Account	MML Equity Sub-Account	MML Equity Sub-Account	MML Equity Income Sub-Account	MML Equity Income Sub-Account	MML Equity Index Sub-Account	MML Equity Index Sub-Account	MML Focused Equity Sub-Account	MML Foreign Sub-Account
	(Service Class)		(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Class I)	(Service Class I)		(Initial Class)

Investment income
Dividends	$6,655,607	$6,359,215	$516,562	$609,725	$4,479,628	$824,404	$1,079,436	$268,166	$-	$4,109,461

Expenses
Mortality and expense risk fees and administrative charges	4,432,525	6,598,045	328,227	476,785	3,008,133	640,662	964,375	205,364	26,668	2,719,819

Net investment income (loss)	2,223,082	(238,830)	188,335	132,940	1,471,495	183,742	115,061	62,802	(26,668)	1,389,642

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	9,008,651	6,218,633	(48,055)	981,162	4,935,132	2,149,107	2,271,933	354,456	79,822	(6,417,982)
Realized gain distribution	9,182,941	8,697,359	-	-	-	-	214,091	52,886	31,526	-

Realized gain (loss)	18,191,592	14,915,992	(48,055)	981,162	4,935,132	2,149,107	2,486,024	407,342	111,348	(6,417,982)

Change in net unrealized appreciation/depreciation of investments	7,982,416	58,421,533	7,221,028	7,928,566	53,914,889	9,077,620	15,259,971	3,453,150	455,416	43,287,377

Net gain (loss) on investments	26,174,008	73,337,525	7,172,973	8,909,728	58,850,021	11,226,727	17,745,995	3,860,492	566,764	36,869,395

Net increase (decrease) in net assets resulting from operations	28,397,090	73,098,695	7,361,308	9,042,668	60,321,516	11,410,469	17,861,056	3,923,294	540,096	38,259,037

Capital transactions:
Transfer of net premiums	36,478,447	72,088,868	551,422	9,943,193	2,767,363	8,009,117	360,006	7,600,892	1,073,467	2,120,326
Transfers due to death benefits	(1,002,336)	(2,269,789)	(422,931)	(140,413)	(1,280,821)	(354,704)	(264,019)	(14,811)	-	(901,130)
Transfers due to annuity benefit payments	-	-	(13,289)	-	(132,220)	-	(143,534)	-	-	(111,770)
Transfers due to withdrawal of funds	(22,892,270)	(17,600,406)	(1,720,138)	(1,012,521)	(27,180,739)	(1,624,760)	(5,188,681)	(449,105)	(47,220)	(23,015,489)
Transfers due to loans, net of repayments	-	422	11,289	-	(11,666)	-	(900)	-	-	1,496
Transfers due to cost of insurance	(1,730,218)	(3,179,158)	(56,498)	(193,741)	(850,234)	(269,913)	(20,489)	(90,362)	165	(857,384)
Transfers due to contingent deferred sales charges	-	-	(226)	-	(347)	-	(438)	-	-	(218)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	-	2,553	-	(8,486)	-	16,488	-	-	(4,961)
Transfers between Sub-Accounts and to/from Fixed Account	(7,782,201)	4,304,238	(472,503)	(2,121,261)	(13,988,185)	(1,990,805)	(2,335,423)	246,618	2,094,858	(2,315,755)

Net increase (decrease) in net assets resulting from capital transactions	3,071,422	53,344,175	(2,120,321)	6,475,257	(40,685,335)	3,768,935	(7,576,990)	7,293,232	3,121,270	(25,084,885)

Total increase (decrease)	31,468,512	126,442,870	5,240,987	15,517,925	19,636,181	15,179,404	10,284,066	11,216,526	3,661,366	13,174,152

NET ASSETS, at beginning of the year	295,572,709	419,693,886	24,026,996	26,072,701	229,600,031	39,414,680	62,182,405	10,229,251	509,252	207,295,093

NET ASSETS, at end of the year	$327,041,221	$546,136,756	$29,267,983	$41,590,626	$249,236,212	$54,594,084	$72,466,471	$21,445,777	$4,170,618	$220,469,245

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2013

	MML Foreign Sub-Account	MML Fundamental Growth Sub-Account	MML Fundamental Value Sub-Account	MML Global Sub-Account	MML Global Sub-Account	MML Global Sub-Account	MML Growth Sub-Account	MML Growth & Income Sub-Account	MML Growth & Income Sub-Account	MML Growth Allocation Sub-Account
	(Service Class)			(Class I)	(Service Class I)	(Class II)		(Initial Class)	(Service Class)	(Initial Class)

Investment income
Dividends	$126,024	$-	$15,780	$70,033	$57,420	$39,647	$251,093	$1,174,781	$173,449	$10,097,723

Expenses
Mortality and expense risk fees and administrative charges	99,535	8,062	13,667	68,306	75,841	45,255	1,086,145	945,255	201,600	7,511,921

Net investment income (loss)	26,489	(8,062)	2,113	1,727	(18,421)	(5,608)	(835,052)	229,526	(28,151)	2,585,802

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	432,562	16,047	16,994	206,749	183,187	97,953	2,984,129	1,176,858	846,463	8,225,481
Realized gain distribution	-	633	31,765	-	-	-	1,490,489	-	-	45,477,897

Realized gain (loss)	432,562	16,680	48,759	206,749	183,187	97,953	4,474,618	1,176,858	846,463	53,703,378

Change in net unrealized appreciation/depreciation of investments	825,706	178,244	179,850	1,297,035	1,023,856	724,458	15,735,682	22,850,566	3,120,543	54,158,555

Net gain (loss) on investments	1,258,268	194,924	228,609	1,503,784	1,207,043	822,411	20,210,300	24,027,424	3,967,006	107,861,933

Net increase (decrease) in net assets resulting from operations	1,284,757	186,862	230,722	1,505,511	1,188,622	816,803	19,375,248	24,256,950	3,938,855	110,447,735

Capital transactions:
Transfer of net premiums	719,876	211,873	613,335	253,796	1,707,648	43,713	16,953,296	1,240,712	2,251,350	8,767,236
Transfers due to death benefits	(123,128)	-	-	(33,371)	(50,686)	(78,908)	(292,962)	(660,634)	(29,778)	(1,610,467)
Transfers due to annuity benefit payments	-	-	-	(6,481)	-	-	-	(29,730)	-	-
Transfers due to withdrawal of funds	(400,430)	(11,618)	(30,954)	(778,129)	(155,687)	(418,785)	(3,464,740)	(11,407,182)	(322,531)	(28,202,995)
Transfers due to loans, net of repayments	-	-	-	-	-	(993)	1,539	(1,140)	-	17,323
Transfers due to cost of insurance	(26,597)	126	204	(15,764)	(24,407)	-	(383,600)	(150,900)	(36,732)	(4,298,161)
Transfers due to contingent deferred sales charges	-	(2)	-	-	-	(366)	-	(344)	-	-
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	-	-	1,714	-	-	-	2,912	-	-
Transfers between Sub-Accounts and to/from Fixed Account	134,554	388,982	1,304,866	(154,762)	287,362	(48,596)	(4,774,024)	(4,839,033)	(1,044,704)	6,223,771

Net increase (decrease) in net assets resulting from capital transactions	304,275	589,361	1,887,451	(732,997)	1,764,230	(503,935)	8,039,509	(15,845,339)	817,605	(19,103,293)

Total increase (decrease)	1,589,032	776,223	2,118,173	772,514	2,952,852	312,868	27,414,757	8,411,611	4,756,460	91,344,442

NET ASSETS, at beginning of the year	6,757,665	397,161	230,294	5,999,054	3,704,705	3,298,269	64,643,217	84,998,489	12,390,049	532,867,447

NET ASSETS, at end of the year	$8,346,697	$1,173,384	$2,348,467	$6,771,568	$6,657,557	$3,611,137	$92,057,974	$93,410,100	$17,146,509	$624,211,889

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2013

	MML Growth Allocation Sub-Account	MML High Yield Sub-Account	MML Income & Growth Sub-Account	MML Income & Growth Sub-Account	MML Inflation-Protected and Income Sub-Account	MML Inflation-Protected and Income Sub-Account	MML International Sub-Account	MML Large Cap Growth Sub-Account	MML Large Cap Growth Sub-Account	MML Managed Bond Sub-Account
	(Service Class)		(Initial Class)	(Service Class)	(Initial Class)	(Service Class)		(Initial Class)	(Service Class)	(Initial Class)

Investment income
Dividends	$13,912,409	$1,077,353	$511,797	$220,892	$4,629,504	$940,978	$388,708	$72,380	$2,705	$6,653,848

Expenses
Mortality and expense risk fees and administrative charges	11,417,524	221,314	333,644	182,060	3,158,429	825,732	566,682	203,206	21,670	2,646,395

Net investment income (loss)	2,494,885	856,039	178,153	38,832	1,471,075	115,246	(177,974)	(130,826)	(18,965)	4,007,453

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	23,240,819	332,210	278,738	536,445	1,925,292	611,152	1,329,225	893,864	62,720	1,660,425
Realized gain distribution	71,669,369	385,402	-	-	6,463,977	1,613,200	952,572	980,674	82,988	2,543,684

Realized gain (loss)	94,910,188	717,612	278,738	536,445	8,389,269	2,224,352	2,281,797	1,874,538	145,708	4,204,109

Change in net unrealized appreciation/depreciation of investments	72,875,225	(198,429)	5,710,276	2,084,941	(35,337,050)	(8,699,559)	5,516,200	3,629,458	321,171	(14,503,586)

Net gain (loss) on investments	167,785,413	519,183	5,989,014	2,621,386	(26,947,781)	(6,475,207)	7,797,997	5,503,996	466,879	(10,299,477)

Net increase (decrease) in net assets resulting from operations	170,280,298	1,375,222	6,167,167	2,660,218	(25,476,706)	(6,359,961)	7,620,023	5,373,170	447,914	(6,292,024)

Capital transactions:
Transfer of net premiums	33,795,388	3,229,112	453,091	1,511,748	2,915,086	4,323,277	5,096,934	181,078	162,862	2,812,004
Transfers due to death benefits	(1,085,700)	(62,464)	(276,720)	(134,959)	(1,623,208)	(212,427)	(119,976)	(120,303)	(5,970)	(1,724,705)
Transfers due to annuity benefit payments	-	-	(29,426)	-	(185,008)	-	-	(3,068)	-	(164,315)
Transfers due to withdrawal of funds	(35,415,555)	(2,761,393)	(3,419,632)	(586,036)	(32,037,599)	(3,177,916)	(1,847,079)	(2,512,295)	(76,344)	(30,548,522)
Transfers due to loans, net of repayments	-	6,893	583	-	(3,578)	-	(4,556)	135	-	(7,108)
Transfers due to cost of insurance	(5,072,903)	(1,543)	(43,530)	(28,011)	(871,902)	(143,909)	(202,001)	(27,876)	(3,571)	(627,629)
Transfers due to contingent deferred sales charges	-	-	(988)	-	(70)	-	-	(125)	-	(608)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	-	2,432	-	(11,881)	-	-	1,638	-	9,195
Transfers between Sub-Accounts and to/from Fixed Account	6,051,957	2,540,868	(1,306,190)	61,695	40,437,708	(5,963,201)	(1,034,035)	(802,673)	(115,129)	15,907,016

Net increase (decrease) in net assets resulting from capital transactions	(1,726,813)	2,951,473	(4,620,380)	824,437	8,619,548	(5,174,176)	1,889,287	(3,283,489)	(38,152)	(14,344,672)

Total increase (decrease)	168,553,485	4,326,695	1,546,787	3,484,655	(16,857,158)	(11,534,137)	9,509,310	2,089,681	409,762	(20,636,696)

NET ASSETS, at beginning of the year	827,154,465	13,801,448	28,645,774	11,286,331	263,095,519	65,435,595	37,758,692	18,300,404	1,439,253	228,561,315

NET ASSETS, at end of the year	$995,707,950	$18,128,143	$30,192,561	$14,770,986	$246,238,361	$53,901,458	$47,268,002	$20,390,085	$1,849,015	$207,924,619

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2013

	MML Managed Bond Sub-Account	MML Managed Volatility Sub-Account	MML Managed Volatility Sub-Account	MML Mid Cap Growth Sub-Account	MML Mid Cap Growth Sub-Account	MML Mid Cap Value Sub-Account	MML Mid Cap Value Sub-Account	MML Moderate Allocation Sub-Account	MML Moderate Allocation Sub-Account	MML Money Market Sub-Account
	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)

Investment income
Dividends	$4,382,445	$2,293,487	$320,704	$232,159	$40,345	$3,884,759	$345,179	$7,079,150	$20,807,092	$2,023

Expenses
Mortality and expense risk fees and administrative charges	2,125,309	2,148,165	365,969	954,763	502,943	2,693,348	273,103	5,028,582	17,244,649	1,114,045

Net investment income (loss)	2,257,136	145,322	(45,265)	(722,604)	(462,598)	1,191,411	72,076	2,050,568	3,562,443	(1,112,022)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	34,374	3,451,059	1,466,541	4,880,477	1,752,028	5,428,293	903,832	7,233,564	8,545,647	(931)
Realized gain distribution	1,690,245	-	-	5,059,641	2,301,829	8,251,681	810,534	16,871,559	55,055,174	-

Realized gain (loss)	1,724,619	3,451,059	1,466,541	9,940,118	4,053,857	13,679,974	1,714,366	24,105,123	63,600,821	(931)

Change in net unrealized appreciation/depreciation of investments	(8,961,771)	22,148,715	2,297,373	15,917,117	7,134,324	40,008,188	3,104,557	32,961,322	115,877,607	(510)

Net gain (loss) on investments	(7,237,152)	25,599,774	3,763,914	25,857,235	11,188,181	53,688,162	4,818,923	57,066,445	179,478,428	(1,441)

Net increase (decrease) in net assets resulting from operations	(4,980,016)	25,745,096	3,718,649	25,134,631	10,725,583	54,879,573	4,890,999	59,117,013	183,040,871	(1,113,463)

Capital transactions:
Transfer of net premiums	41,037,087	1,820,321	4,478,961	1,385,762	7,843,358	2,295,453	4,002,514	5,384,621	281,920,720	6,635,360
Transfers due to death benefits	(989,474)	(817,962)	(150,107)	(449,888)	(219,848)	(1,144,330)	(45,719)	(1,111,233)	(7,282,453)	(868,520)
Transfers due to annuity benefit payments	-	(92,278)	-	(47,693)	-	(113,262)	-	-	-	(119,902)
Transfers due to withdrawal of funds	(5,268,578)	(18,543,367)	(1,365,224)	(9,311,050)	(1,364,781)	(24,194,089)	(892,866)	(29,158,116)	(43,355,473)	(32,417,636)
Transfers due to loans, net of repayments	-	(7,182)	-	(4,691)	-	(8,664)	-	(10,872)	-	30,467
Transfers due to cost of insurance	(785,806)	(681,102)	(151,972)	(128,149)	(146,238)	(742,138)	(87,445)	(2,724,057)	(8,490,328)	(28,937)
Transfers due to contingent deferred sales charges	(54)	(578)	-	(1,910)	-	(1,367)	-	(5)	-	(972)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	116	-	(4,239)	-	4,148	-	-	-	30,085
Transfers between Sub-Accounts and to/from Fixed Account	1,929,745	507,168	(767,969)	(4,067,001)	(2,114,465)	(15,668,361)	(763,598)	12,495,650	14,449,141	14,896,281

Net increase (decrease) in net assets resulting from capital transactions	35,922,920	(17,814,864)	2,043,689	(12,628,859)	3,998,026	(39,572,610)	2,212,886	(15,124,012)	237,241,607	(11,843,774)

Total increase (decrease)	30,942,904	7,930,232	5,762,338	12,505,772	14,723,609	15,306,963	7,103,885	43,993,001	420,282,478	(12,957,237)

NET ASSETS, at beginning of the year	140,101,627	164,504,991	22,660,764	76,986,779	29,147,615	206,543,288	16,238,751	372,518,830	1,060,350,289	106,290,084

NET ASSETS, at end of the year	$171,044,531	$172,435,223	$28,423,102	$89,492,551	$43,871,224	$221,850,251	$23,342,636	$416,511,831	$1,480,632,767	$93,332,847

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2013

	MML Short-Duration Bond Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Company Value Sub-Account	MML Small/Mid Cap Value Sub-Account	MML Small/Mid Cap Value Sub-Account	MML Strategic Emerging Markets Sub-Account	MML Total Return Sub-Account
		(Initial Class)	(Service Class)	(Initial Class)	(Service Class)		(Initial Class)	(Service Class)

Investment income
Dividends	$309,439	$341,180	$55,926	$-	$-	$81,622	$1,161,879	$59,171	$-	$166,334

Expenses
Mortality and expense risk fees and administrative charges	242,391	384,187	87,596	1,893,663	88,776	98,863	2,078,220	141,320	100,624	108,220

Net investment income (loss)	67,048	(43,007)	(31,670)	(1,893,663)	(88,776)	(17,241)	(916,341)	(82,149)	(100,624)	58,114

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(140,741)	2,781,728	252,206	5,864,856	422,216	162,829	8,201,459	718,916	(386,168)	(24,747)
Realized gain distribution	84,311	3,792,388	728,020	8,502,602	409,665	203,391	-	-	-	73,736

Realized gain (loss)	(56,430)	6,574,116	980,226	14,367,458	831,881	366,220	8,201,459	718,916	(386,168)	48,989

Change in net unrealized appreciation/depreciation of investments	(121,059)	4,811,141	1,011,726	44,534,866	1,869,366	1,574,236	43,980,962	2,588,953	(156,584)	(378,537)

Net gain (loss) on investments	(177,489)	11,385,257	1,991,952	58,902,324	2,701,247	1,940,456	52,182,421	3,307,869	(542,752)	(329,548)

Net increase (decrease) in net assets resulting from operations	(110,441)	11,342,250	1,960,282	57,008,661	2,612,471	1,923,215	51,266,080	3,225,720	(643,376)	(271,434)

Capital transactions:
Transfer of net premiums	1,892,197	521,035	1,188,282	1,539,121	712,350	1,326,359	1,867,267	1,603,454	926,330	3,316,935
Transfers due to death benefits	(219,221)	(206,273)	(25,437)	(670,244)	(39,588)	(17,690)	(670,001)	(146,704)	(153,073)	(105,203)
Transfers due to annuity benefit payments	-	(11,552)	-	(78,859)	-	-	(90,912)	-	-	-
Transfers due to withdrawal of funds	(3,253,821)	(4,580,990)	(284,886)	(15,908,906)	(412,481)	(381,568)	(18,220,367)	(335,797)	(481,859)	(271,463)
Transfers due to loans, net of repayments	-	30,461	-	(1,950)	-	(894)	5,891	-	(2,040)	-
Transfers due to cost of insurance	(6,089)	(43,052)	(12,087)	(592,482)	(25,800)	(11,368)	(619,511)	(38,933)	(14,442)	(2,753)
Transfers due to contingent deferred sales charges	-	(598)	-	(231)	-	-	(58)	-	-	-
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	2,390	-	856	-	-	(4,110)	-	-	-
Transfers between Sub-Accounts and to/from Fixed Account	2,546,590	(1,189,845)	302,713	(26,404,316)	(812,938)	512,339	(18,457,203)	(296,853)	671,101	2,435,029

Net increase (decrease) in net assets resulting from capital transactions	959,656	(5,478,424)	1,168,585	(42,117,011)	(578,457)	1,427,178	(36,189,004)	785,167	946,017	5,372,545

Total increase (decrease)	849,215	5,863,826	3,128,867	14,891,650	2,034,014	3,350,393	15,077,076	4,010,887	302,641	5,101,111

NET ASSETS, at beginning of the year	17,356,249	31,069,642	4,544,763	139,227,232	5,836,807	5,885,678	155,142,178	8,713,435	7,885,001	5,135,023

NET ASSETS, at end of the year	$18,205,464	$36,933,468	$7,673,630	$154,118,882	$7,870,821	$9,236,071	$170,219,254	$12,724,322	$8,187,642	$10,236,134

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2013

	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Capital Income Sub-Account	Oppenheimer Capital Income Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Discovery Mid Cap Growth Sub-Account	Oppenheimer Discovery Mid Cap Growth Sub-Account	Oppenheimer Global Sub-Account	Oppenheimer Global Sub-Account	Oppenheimer Global Strategic Income Sub-Account
	(Service)	(Non-Service)	(Service)	(Non-Service)		(Service)	(Non-Service)	(Service)	(Non-Service)	(Service)
Investment income
Dividends	$50,861	$2,449,279	$2,466	$329,263	$216,776	$-	$19,718	$339,191	$3,549,987	$2,937,560

Expenses
Mortality and expense risk fees and administrative charges	94,496	3,081,988	1,535	157,059	55,791	69,743	2,043,408	396,420	3,087,862	855,126

Net investment income (loss)	(43,635)	(632,709)	931	172,204	160,985	(69,743)	(2,023,690)	(57,229)	462,125	2,082,434

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	430,907	8,056,572	1,192	(478,255)	(299,294)	278,756	6,464,781	1,129,363	3,230,021	1,112,018
Realized gain distribution	-	-	-	-	-	-	-	-	-	-

Realized gain (loss)	430,907	8,056,572	1,192	(478,255)	(299,294)	278,756	6,464,781	1,129,363	3,230,021	1,112,018

Change in net unrealized appreciation/depreciation of investments	1,288,247	54,223,320	10,276	1,910,315	77,745	1,300,788	43,044,994	5,526,205	54,950,413	(4,312,485)

Net gain (loss) on investments	1,719,154	62,279,892	11,468	1,432,060	(221,549)	1,579,544	49,509,775	6,655,568	58,180,434	(3,200,467)

Net increase (decrease) in net assets resulting from operations	1,675,519	61,647,183	12,399	1,604,264	(60,564)	1,509,801	47,486,085	6,598,339	58,642,559	(1,118,033)

Capital transactions:
Transfer of net premiums	835,175	2,828,439	-	26,527	-	767,042	1,641,377	5,919,001	3,274,095	5,139,262
Transfers due to death benefits	(109,444)	(1,425,100)	-	(163,612)	(20,795)	(31,566)	(730,586)	(291,320)	(1,558,882)	(492,776)
Transfers due to annuity benefit payments	-	(128,574)	-	(10,393)	-	-	(90,313)	-	(134,161)	-
Transfers due to withdrawal of funds	(277,226)	(28,514,021)	(3,271)	(1,942,864)	(526,873)	(264,795)	(17,885,567)	(1,100,404)	(29,360,449)	(2,386,729)
Transfers due to loans, net of repayments	-	(8,458)	-	(2,198)	-	-	(4,518)	-	(21,008)	-
Transfers due to cost of insurance	(18,747)	(890,994)	(277)	(13,614)	-	(7,357)	(616,298)	(109,422)	(712,640)	(240,467)
Transfers due to contingent deferred sales charges	-	(477)	-	(272)	(229)	-	(398)	-	(993)	-
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	9,221	-	1,900	-	-	(1,586)	-	16,953	-
Transfers between Sub-Accounts and to/from Fixed Account	(328,678)	(17,572,426)	1	(617,545)	(196,284)	(57,819)	(16,638,287)	(609,702)	(12,198,660)	5,348,611

Net increase (decrease) in net assets resulting from capital transactions	101,080	(45,702,390)	(3,547)	(2,722,071)	(744,181)	405,505	(34,326,176)	3,808,153	(40,695,745)	7,367,901

Total increase (decrease)	1,776,599	15,944,793	8,852	(1,117,807)	(804,745)	1,915,306	13,159,909	10,406,492	17,946,814	6,249,868

NET ASSETS, at beginning of the year	5,913,426	238,081,589	111,303	14,511,233	4,641,376	4,223,062	152,596,136	24,176,443	246,015,326	61,742,403

NET ASSETS, at end of the year	$7,690,025	$254,026,382	$120,155	$13,393,426	$3,836,631	$6,138,368	$165,756,045	$34,582,935	$263,962,140	$67,992,271

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2013

	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Money Sub-Account	PIMCO CommodityRealReturn® Strategy Sub-Account	ING Clarion Global Real Estate Sub-Account
	(Non-Service)	(Service)	(Non-Service)	(Service)	(Non-Service)
Investment income
Dividends	$15,682,775	$198,896	$705,132	$30,357	$412,737	$2,519	$327,789	$952,125

Expenses
Mortality and expense risk fees and administrative charges	3,885,965	238,949	607,984	47,714	411,093	207,106	246,879	219,172

Net investment income (loss)	11,796,810	(40,053)	97,148	(17,357)	1,644	(204,587)	80,910	732,953

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	2,564,243	981,134	936,487	232,647	1,966,337	-	(1,567,555)	949,592
Realized gain distribution	-	-	-	-	-	-	-	-

Realized gain (loss)	2,564,243	981,134	936,487	232,647	1,966,337	-	(1,567,555)	949,592

Change in net unrealized appreciation/depreciation of investments	(18,524,568)	3,014,976	10,403,398	673,762	7,981,782	-	(1,908,384)	(1,291,194)

Net gain (loss) on investments	(15,960,325)	3,996,110	11,339,885	906,409	9,948,119	-	(3,475,939)	(341,602)

Net increase (decrease) in net assets resulting from operations	(4,163,515)	3,956,057	11,437,033	889,052	9,949,763	(204,587)	(3,395,029)	391,351

Capital transactions:
Transfer of net premiums	3,808,144	2,713,730	1,046,714	606,043	382,553	815,227	1,489,804	2,136,463
Transfers due to death benefits	(2,437,438)	(75,537)	(280,649)	(38,124)	(494,776)	(430,789)	(181,759)	(75,010)
Transfers due to annuity benefit payments	(202,275)	-	(44,461)	-	(3,105)	(24,252)	(26,385)	(22,874)
Transfers due to withdrawal of funds	(41,246,005)	(526,446)	(5,125,845)	(91,871)	(5,047,216)	(4,939,072)	(1,753,527)	(1,420,402)
Transfers due to loans, net of repayments	1,121	-	(1,189)	-	(105)	841	(1,320)	2,352
Transfers due to cost of insurance	(1,009,565)	(56,374)	(141,285)	(3,328)	(45,589)	19,338	(50,282)	(44,915)
Transfers due to contingent deferred sales charges	(1,526)	-	(337)	-	(638)	(1,426)	(23)	(25)
Transfers due to net charge (credit) to annuitant mortality fluctuation	(8,369)	-	(20,725)	-	(197)	7,740	(16,037)	(7,457)
Transfers between Sub-Accounts and to/from Fixed Account	28,568,708	150,765	(1,662,388)	(266,829)	(1,584,428)	1,109,117	489,073	264,262

Net increase (decrease) in net assets resulting from capital transactions	(12,527,205)	2,206,138	(6,230,165)	205,891	(6,793,501)	(3,443,276)	(50,456)	832,394

Total increase (decrease)	(16,690,720)	6,162,195	5,206,868	1,094,943	3,156,262	(3,647,863)	(3,445,485)	1,223,745

NET ASSETS, at beginning of the year	328,226,106	15,509,860	49,987,835	2,805,381	36,080,990	20,050,559	21,573,828	16,182,211

NET ASSETS, at end of the year	$311,535,386	$21,672,055	$55,194,703	$3,900,324	$39,237,252	$16,402,696	$18,128,343	$17,405,956

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4

Notes To Financial Statements

1.	ORGANIZATION

Massachusetts Mutual Variable Annuity Separate Account 4 (“the Separate Account”) is a separate investment account of Massachusetts Mutual Life Insurance Company (“MassMutual”) established on July 9, 1998. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940 (“the 1940 Act”).

MassMutual maintains eight segments within the Separate Account, they are: Panorama Premier, Panorama Passage®, MassMutual Artistry, MassMutual Transitions®, MassMutual EvolutionSM, MassMutual RetireEase SelectSM, MassMutual Transitions SelectSM and MassMutual Equity EdgeSM. Five of the eight segments within the Separate Account: Panorama Passage®, MassMutual EvolutionSM, MassMutual RetireEase SelectSM, MassMutual Transitions SelectSM and MassMutual EquityEdgeSM have multiple tiers. The unit values of these tiers differ based on the associated expense ratios.

The assets and liabilities of the Separate Account are clearly identified and distinguished from MassMutual’s other assets and liabilities. The Separate Account assets are not chargeable with liabilities arising from any other MassMutual business.

2.	INVESTMENT OF THE SEPARATE ACCOUNT’S ASSETS

As of December 31, 2014, the Separate Account consists of fifty-three sub-accounts which invest in the following mutual funds. All of the funds may not be available to all of the eight segments of the Separate Account:

Sub-Accounts	The sub-account listed in the first column invests in the fund in this column

Fidelity® VIP Contrafund® Sub-Account (Initial Class and Service Class 2)	Fidelity® VIP Contrafund® Portfolio [1] (Initial Class and Service Class 2)

Invesco V.I. Diversified Dividend Sub-Account (Series I and Series II)	Invesco V.I. Diversified Dividend Fund [3] (Series I and Series II)

Invesco V.I. Global Health Care Sub-Account (Series I and Series II)	Invesco V.I. Global Health Care Fund [3] (Series I and Series II)

Invesco V.I. Technology Sub-Account (Series I and Series II)	Invesco V.I. Technology Fund [3] (Series I and Series II)

Ivy Asset Strategy Sub-Account	Ivy Funds VIP Asset Strategy Portfolio [8]

MML Aggressive Allocation Sub-Account (Initial and Service Class)	MML Aggressive Allocation Fund [4] (Initial and Service Class)

MML Balanced Allocation Sub-Account (Initial and Service Class)	MML Balanced Allocation Fund [4] (Initial and Service Class)

MML Blend Sub-Account (Initial and Service Class)	MML Blend Fund [5] (Initial and Service Class)

MML Blue Chip Growth Sub-Account (Initial and Service Class)	MML Blue Chip Growth Fund [4] (Initial and Service Class)

MML Conservative Allocation Sub-Account (Initial and Service Class)	MML Conservative Allocation Fund [4] (Initial and Service Class)

MML Core Allocation Sub-Account	MML American Funds® Core Allocation [4]

MML Equity Sub-Account (Initial and Service Class)	MML Equity Fund [5] (Initial and Service Class)

MML Equity Income Sub-Account (Initial and Service Class)	MML Equity Income Fund [4] (Initial and Service Class)

MML Equity Index Sub-Account (Class I and Service Class I)	MML Equity Index Fund [4] (Class I and Service Class I)

Notes To Financial Statements (Continued)

Sub-Accounts	The sub-account listed in the first column invests in the fund in this column

MML Focused Equity Sub-Account	MML Focused Equity Fund [4]

MML Foreign Sub-Account (Initial and Service Class)	MML Foreign Fund [4,10] (Initial and Service Class)

MML Fundamental Growth Sub-Account	MML Fundamental Growth Fund [4]

MML Fundamental Value Sub-Account	MML Fundamental Value Fund [4]

MML Global Sub-Account (Class I, II, Service Class I)	MML Global Fund [4] (Class I, II, Service Class I)

MML Growth Sub-Account	MML American Funds® Growth Fund [4]

MML Growth & Income Sub-Account (Initial and Service Class)	MML Growth & Income Fund [4] (Initial and Service Class)

MML Growth Allocation Sub-Account (Initial and Service Class)	MML Growth Allocation Fund [4] (Initial and Service Class)

MML High Yield Sub-Account	MML High Yield Fund [5]

MML Income & Growth Sub-Account (Initial and Service Class)	MML Income & Growth Fund [4] (Initial and Service Class)

MML Inflation-Protected and Income Sub-Account (Initial and Service Class)	MML Inflation-Protected and Income Fund [5] (Initial and Service Class)

MML International Sub-Account	MML American Funds® International Fund [4]

MML International Equity Sub-Account	MML International Equity Fund [4]

MML Large Cap Growth Sub-Account (Initial and Service Class)	MML Large Cap Growth Fund [4] (Initial and Service Class)

MML Managed Bond Sub-Account (Initial and Service Class)	MML Managed Bond Fund [5] (Initial and Service Class)

MML Managed Volatility Sub-Account (Initial and Service Class)	MML Managed Volatility Fund [4] (Initial and Service Class)

MML Mid Cap Growth Sub-Account (Initial and Service Class)	MML Mid Cap Growth Fund [4] (Initial and Service Class)

MML Mid Cap Value Sub-Account (Initial and Service Class)	MML Mid Cap Value Fund [4] (Initial and Service Class)

MML Moderate Allocation Sub-Account (Initial and Service Class)	MML Moderate Allocation Fund [4] (Initial and Service Class)

MML Money Market Sub-Account	MML Money Market Fund [5]

MML Short-Duration Bond Sub-Account	MML Short-Duration Bond Fund [5]

MML Small Cap Equity Sub-Account (Initial and Service Class)	MML Small Cap Equity Fund [5] (Initial and Service Class)

MML Small Cap Growth Equity Sub-Account (Initial and Service Class)	MML Small Cap Growth Equity Fund [4] (Initial and Service Class)

MML Small Company Value Sub-Account	MML Small Company Value Fund [4]

MML Small/Mid Cap Value Sub-Account (Initial and Service Class)	MML Small/Mid Cap Value Fund [4] (Initial and Service Class)

MML Strategic Emerging Markets Sub-Account	MML Strategic Emerging Markets Fund [5]

MML Total Return Bond Sub-Account [11]	MML Total Return Bond Fund [4] , 12

Oppenheimer Capital Appreciation Sub-Account (Service and Non-Service)	Oppenheimer Capital Appreciation Fund/VA [6] (Service and Non-Service)

Oppenheimer Capital Income Sub-Account (Service and Non-Service)	Oppenheimer Capital Income Fund/VA [6] (Service and Non-Service)

Oppenheimer Core Bond Sub-Account	Oppenheimer Core Bond Fund/VA [6]

Notes To Financial Statements (Continued)

Sub-Accounts	The sub-account listed in the first column invests in the fund in this column

Oppenheimer Discovery Mid Cap Growth Sub-Account (Service and Non-Service)	Oppenheimer Discovery Mid Cap Growth Fund/VA [6] (Service and Non-Service)

Oppenheimer Diversified Alternatives Sub-Account	Oppenheimer Diversified Alternatives Fund/VA [6]

Oppenheimer Global Sub-Account (Service and Non-Service)	Oppenheimer Global Fund/VA [6] (Service and Non-Service)

Oppenheimer Global Strategic Income Sub-Account (Service and Non-Service)	Oppenheimer Global Strategic Income Fund/VA [6] (Service and Non-Service)

Oppenheimer International Growth Sub-Account (Service and Non-Service)	Oppenheimer International Growth Fund/VA [6] (Service and Non-Service)

Oppenheimer Main Street Sub-Account (Service and Non-Service)	Oppenheimer Main Street Fund®/VA [6] (Service and Non-Service)

Oppenheimer Money Sub-Account	Oppenheimer Money Fund/VA 6

PIMCO CommodityRealReturn® Strategy Sub-Account	PIMCO CommodityRealReturn® Strategy Portfolio [7]

VY Clarion Global Real Estate Sub-Account [9]	VY Clarion Global Real Estate Portfolio [2,9]

In addition to the fifty-three sub-accounts, some contract owners may also allocate funds to the Fixed Interest Account (“FIA”), which is part of MassMutual’s general investment account (“General Account”). Because of exemptive and exclusionary provisions in the securities law, interests in the FIA are not registered under the Securities Act of 1933, and the General Account and the FIA are not registered as an investment company under the 1940 Act.

[1]	Fidelity® Management & Research Company is the investment adviser to this Portfolio.
[2]	VOYA Investments, LLC is the investment adviser to this Portfolio.
[3]	Invesco Advisers, Inc. is the investment adviser to the listed Funds.
[4]	MML Investment Advisers, LLC is the investment adviser to the listed MML Trust Funds pursuant to an investment management agreement.
[5]	MML Investment Advisers, LLC is the investment adviser to the listed MML II Trust Funds pursuant to an investment management agreement.
[6]	OFI Global Asset Management, Inc. serves as the investment adviser to the listed Funds/Portfolios.
[7]	Pacific Investment Management Company LLC is the investment adviser to this Portfolio.
[8]	Waddell & Reed Investment Management Company serves as Investment Advisor to this portfolio.
[9]	VY Clarion Global Real Estate was formerly known as ING Clarion Global Real Estate.
[10]	Effective April 28, 2014, MML China Fund merged into MML Foreign Fund.
[11]	Formerly known as MML Total Return Sub-Account.
[12]	Formerly known as MML PIMCO Total Return Fund.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in preparation of the financial statements in conformity with generally accepted accounting principles.

A.	Investment Valuation

Investments in the investment sub-accounts are valued at the closing net asset value of each of the respective underlying funds, which value their investment securities at fair value.

B.	Accounting for Investments

Investment transactions are accounted for on a trade-date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-distribution date, and they are generally reinvested in the underlying investment sub-accounts.

C.	Federal Income Taxes

MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to contracts which depend on the Separate Account’s investment performance. Accordingly, no provision for federal income tax has been made. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Separate Account.

Notes To Financial Statements (Continued)

D.	Contract Charges

See Note 8B for charges associated with the contracts.

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Loans

If the certificate is a tax-sheltered annuity (“TSA”), the participants may be able to take a loan under their certificate. All such loans must conform to the requirements of the Internal Revenue Code. There are limitations on the amount of the loan the participants can take, and there is a required loan repayment schedule. When a loan is made, the Separate Account transfers the amount of the loan to MassMutual, thereby decreasing both the investments and net assets of the Separate Account by an equal amount. The contract owner is charged interest on the outstanding loan amount based on the interest rate then in effect.

G.	Annuitant Mortality Fluctuation

The Separate Account maintains a reserve as required by regulatory authorities to provide for mortality losses incurred. The reserve is adjusted quarterly for mortality losses and gains and its proportionate share of changes in value. Transfers to or from MassMutual are then made quarterly to adjust the Separate Account. Net transfers from the Separate Account to MassMutual totaled $998,822 for the year ended December 31, 2014. Net transfers from MassMutual to the Separate Account totaled $2,166 for the year ended December 31, 2013. The reserve is subject to a maximum of 3% of the Separate Account’s annuity reserves. Any mortality losses in excess of this reserve will be borne by MassMutual. The reserve is not available to owners of the contracts except to the extent necessary to cover mortality losses under the contracts.

H.	Annuity Reserves

Annuity reserves are developed by using accepted actuarial methods and are computed using the 1994 MGDB table, except for the MassMutual RetireEase Select SM Segment which uses the Annuity 2000 table.

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Valuation Inputs: Various inputs are used to determine the value of the Separate Account’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk)
•	Level 3 – unobservable inputs

The net assets of the Separate Account are measured at fair value. All the net assets are categorized as Level 1 as of December 31, 2014. There have been no transfers between levels for the year ended December 31, 2014.

Notes To Financial Statements (Continued)

5.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

The contracts currently being offered are sold by both registered representatives of MML Investors Services, LLC (“MMLIS”), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Strategic Distributors, LLC (“MSD”), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with MassMutual and the Separate Account, MMLIS serves as principal underwriter of the contracts sold by its registered representatives and MSD serves as principal underwriter of the contracts sold by registered representatives of other broker-dealers who have entered into distribution agreements with MSD.

Both MMLIS and MSD are registered with the Securities and Exchange Commission (the “SEC”) as broker-dealers under the Securities and Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (“FINRA”). Commissions for sales of contracts by MMLIS registered representatives are paid on behalf of MMLIS to its registered representatives. Commissions for sales of contracts by registered representatives of other broker-dealers are paid on behalf of MSD to those broker-dealers. MMLIS and MSD also receive compensation for their actions as principal underwriters of the contracts.

B.	Receivable from/Payable to MassMutual

Certain fees such as cost of insurance fees and mortality and expense risk fees are charges paid between the General Account and the Separate Account.

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2014 were as follows:

	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Technology Sub-Account	Invesco V.I. Technology Sub-Account	Ivy Asset Strategy Sub-Account	MML Aggressive Allocation Sub-Account	MML Aggressive Allocation Sub-Account	MML Balanced Allocation Sub-Account	MML Balanced Allocation Sub-Account

	(Initial Class)	(Service Class 2)	(Series I)	(Series II)	(Series I)	(Series II)	(Series I)	(Series II)		(Initial Class)	(Service Class)	(Initial Class)	(Service Class)
Cost of purchases	$12,812,758	$16,833,757	$565,210	$4,431,710	$1,920,321	$4,813,137	$1,064,623	$2,346,771	$8,608,521	$5,636,208	$18,318,221	$23,495,701	$78,093,931
Proceeds from sales	(64,275,844)	(6,178,643)	(1,036,502)	(1,400,369)	(2,633,951)	(1,425,511)	(1,789,627)	(742,372)	(879,605)	(6,086,136)	(4,491,245)	(17,848,432)	(28,139,868)

	MML Blend Sub-Account	MML Blend Sub-Account	MML Blue Chip Growth Sub-Account	MML Blue Chip Growth Sub-Account	MML China Sub-Account	MML Conservative Allocation Sub-Account	MML Conservative Allocation Sub-Account	MML Core Allocation Sub-Account	MML Equity Sub-Account	MML Equity Sub-Account	MML Equity Income Sub-Account	MML Equity Income Sub-Account	MML Equity Index Sub-Account
	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)		(Initial Class)	(Service Class)		(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Class I)
Cost of purchases	$5,696,470	$9,781,391	$8,468,503	$11,018,697	$619,007	$29,585,078	$81,266,793	$146,089,374	$2,232,864	$13,985,032	$12,303,950	$11,336,925	$4,755,368
Proceeds from sales	(13,785,384)	(2,979,285)	(9,981,448)	(2,963,741)	(3,555,723)	(36,019,738)	(53,472,751)	(21,677,707)	(5,869,532)	(4,271,314)	(46,455,393)	(5,746,539)	(20,412,100)

	MML Equity Index Sub-Account	MML Focused Equity Sub-Account	MML Foreign Sub-Account	MML Foreign Sub-Account	MML Fundamental Growth Sub-Account	MML Fundamental Value Sub-Account	MML Global Sub-Account	MML Global Sub-Account	MML Global Sub-Account	MML Growth Sub-Account	MML Growth & Income Sub-Account	MML Growth & Income Sub-Account	MML Growth Allocation Sub-Account
	(Service Class I)	(Service Class I)	(Initial Class)	(Service Class)	(Service Class I)	(Service Class I)	(Class I)	(Service Class I)	(Class II)		(Initial Class)	(Service Class)	(Initial Class)
Cost of purchases	$11,336,777	$3,215,588	$18,177,841	$4,549,856	$1,323,307	$3,140,107	$817,543	$2,581,178	$166,999	$20,682,723	$1,678,637	$3,780,283	$78,125,907
Proceeds from sales	(3,615,107)	(1,030,956)	(36,136,779)	(1,249,087)	(432,256)	(588,623)	(1,205,286)	(523,660)	(476,947)	(9,132,352)	(16,581,366)	(3,914,272)	(57,044,009)

	MML Growth Allocation Sub-Account	MML High Yield Sub-Account	MML Income & Growth Sub-Account	MML Income & Growth Sub-Account	MML Inflation-Protected and Income Sub-Account	MML Inflation-Protected and Income Sub-Account	MML International Sub-Account	MML International Equity Sub-Account	MML Large Cap Growth Sub-Account	MML Large Cap Growth Sub-Account	MML Managed Bond Sub-Account	MML Managed Bond Sub-Account	MML Managed Volatility Sub-Account
	(Service Class)		(Initial Class)	(Service Class)	(Initial Class)	(Service Class)			(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)
Cost of purchases	$139,956,206	$10,520,521	$1,347,123	$2,756,675	$30,845,644	$9,010,628	$8,564,975	$247,374	$2,878,243	$1,468,935	$18,153,717	$51,502,965	$18,553,215
Proceeds from sales	(57,120,190)	(4,943,457)	(4,773,783)	(2,522,270)	(48,020,874)	(7,822,053)	(4,699,159)	(44,805)	(3,976,182)	(558,340)	(40,378,862)	(8,793,868)	(32,310,917)

	MML Managed Volatility Sub-Account	MML Mid Cap Growth Sub-Account	MML Mid Cap Growth Sub-Account	MML Mid Cap Value Sub-Account	MML Mid Cap Value Sub-Account	MML Moderate Allocation Sub-Account	MML Moderate Allocation Sub-Account	MML Money Market Sub-Account	MML Short-Duration Bond Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Cap Growth Equity Sub-Account
	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)			(Initial Class)	(Service Class)	(Initial Class)	(Service Class)
Cost of purchases	$7,213,990	$12,820,708	$16,626,808	$40,158,873	$10,155,420	$52,274,387	$383,072,514	$40,027,450	$9,693,397	$6,007,575	$3,955,777	$45,263,662	$4,993,961
Proceeds from sales	(3,429,641)	(15,598,459)	(3,815,686)	(47,422,037)	(2,555,338)	(48,849,697)	(33,944,932)	(49,166,350)	(6,726,295)	(6,684,245)	(1,518,693)	(29,659,656)	(1,040,461)

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS (Continued)

	MML Small Company Value Sub-Account	MML Small/Mid Cap Value Sub-Account	MML Small/Mid Cap Value Sub-Account	MML Strategic Emerging Markets Sub-Account	MML Total Return Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Capital Income Sub-Account	Oppenheimer Capital Income Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Discovery Mid Cap Growth Sub-Account	Oppenheimer Discovery Mid Cap Growth Sub-Account	Oppenheimer Diversified Alternatives Sub-Account

		(Initial Class)	(Service Class)			(Service)	(Non-Service)	(Service)	(Non-Service)		(Service)	(Non-Service)
Cost of purchases	$4,726,235	$11,892,356	$3,998,269	$2,156,390	$4,970,639	$2,157,385	$11,958,049	$2,338	$410,622	$188,380	$1,214,141	$7,153,103	$1,233,780
Proceeds from sales	(1,683,887)	(35,540,319)	(2,062,362)	(1,593,238)	(2,563,711)	(1,078,000)	(64,480,000)	(2,413)	(3,086,084)	(616,531)	(1,194,238)	(30,223,508)	(89,090)

	Oppenheimer Global Sub-Account	Oppenheimer Global Sub-Account	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Money Sub-Account	PIMCO CommodityRealReturn® Strategy Sub-Account	VY Clarion Global Real Estate Sub-Account

	(Service)	(Non-Service)	(Service)	(Non-Service)	(Service)	(Non-Service)	(Service)	(Non-Service)
Cost of purchases	$9,526,389	$18,362,643	$12,452,891	$27,312,059	$4,851,357	$4,099,850	$1,174,514	$1,704,245	$1,382,813	$3,294,066	$4,589,896
Proceeds from sales	(2,502,036)	(43,162,148)	(5,150,068)	(54,493,419)	(2,154,156)	(8,970,582)	(417,004)	(7,601,747)	(5,096,668)	(3,671,107)	(3,024,327)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for the two years ended December 31, 2014 were as follows:

2014	Fidelity® VIP Contrafund ® Sub-Account	Fidelity® VIP Contrafund ® Sub-Account	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Diversified Dividend Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Technology Sub-Account	Invesco V.I. Technology Sub-Account	Ivy Asset Strategy Sub-Account	MML Aggressive Allocation Sub-Account	MML Aggressive Allocation Sub-Account
	(Initial Class)	(Service Class 2)	(Series I)	(Series II)	(Series I)	(Series II)	(Series I)	(Series II)		(Initial Class)	(Service Class)

Units purchased	268,438	639,577	9,084	180,631	17,824	100,326	26,934	44,948	443,275	55,231	734,850
Units withdrawn	(1,830,613)	(172,461)	(83,612)	(78,685)	(79,493)	(17,436)	(62,497)	(9,611)	(15,556)	(310,104)	(186,854)
Units transferred between Sub-Accounts and to/from the Fixed Account	(673,386)	188	17,350	281,153	17,822	58,281	(32,601)	35,783	108,344	2,718	74,040

Net increase (decrease)	(2,235,561)	467,304	(57,178)	383,099	(43,847)	141,171	(68,164)	71,120	536,063	(252,155)	622,036

2014 (Continued)	MML Balanced Allocation Sub-Account	MML Balanced Allocation Sub-Account	MM Blend Sub-Account	MM Blend Sub-Account	MML Blue Chip Growth Sub-Account	MML Blue Chip Growth Sub-Account	MML China Sub-Account	MML Conservative Allocation Sub-Account	MML Conservative Allocation Sub-Account	MML Core Allocation Sub-Account	MML Equity Sub-Account
	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)		(Initial Class)	(Service Class)		(Initial Class)

Units purchased	112,123	3,159,721	95,133	285,484	28,711	260,814	3,530	156,739	2,481,810	8,747,911	57,181
Units withdrawn	(872,454)	(1,777,044)	(605,305)	(73,111)	(301,212)	(48,876)	(4,662)	(1,555,116)	(1,723,424)	(2,123,812)	(245,086)
Units transferred between Sub-Accounts and to/from the Fixed Account	449,417	337,488	(5,725)	138,110	23,698	95,037	(230,048)	293,784	(439,660)	1,198,471	(21,897)

Net increase (decrease)	(310,914)	1,720,165	(515,897)	350,483	(248,803)	306,975	(231,180)	(1,104,593)	318,726	7,822,570	(209,802)

2014 (Continued)	MML Equity Sub-Account	MML Equity Income Sub-Account	MML Equity Income Sub-Account	MML Equity Index Sub-Account	MML Equity Index Sub-Account	MML Focused Equity Sub-Account	MML Foreign Sub-Account	MML Foreign Sub-Account	MML Fundamental Growth Sub-Account	MML Fundamental Value Sub-Account	MML Global Sub-Account
	(Service Class)	(Initial Class)	(Service Class)	(Class I)	(Service Class I)		(Initial Class)	(Service Class)			(Class I)

Units purchased	778,803	189,657	503,664	18,601	499,122	63,015	213,190	69,538	55,041	107,944	8,552
Units withdrawn	(144,545)	(1,864,489)	(171,038)	(639,531)	(61,207)	(20,585)	(1,864,630)	(31,096)	(2,169)	(8,294)	(60,002)
Units transferred between Sub-Accounts and to/from the Fixed Account	(8,058)	(308,184)	(9,583)	(446,989)	(8,688)	80,984	1,217,346	196,685	8,685	75,276	24,037

Net increase (decrease)	626,200	(1,983,016)	323,043	(1,067,919)	429,227	123,414	(434,094)	235,127	61,557	174,926	(27,413)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2014 (Continued)	MML Global Sub-Account	MML Global Sub-Account	MML Growth Sub-Account	MML Growth & Income Sub-Account	MML Growth & Income Sub-Account	MML Growth Allocation Sub-Account	MML Growth Allocation Sub-Account	MML High Yield Sub-Account	MML Income & Growth Sub-Account	MML Income & Growth Sub-Account	MML Inflation-Protected and Income Sub-Account
	(Service Class I)	(Class II)		(Initial Class)	(Service Class)	(Initial Class)	(Service Class)		(Initial Class)	(Service Class)	(Initial Class)

Units purchased	105,636	5,396	1,177,791	45,987	153,348	678,576	3,029,748	212,530	34,425	124,541	234,911
Units withdrawn	(20,230)	(27,273)	(363,655)	(631,663)	(83,046)	(2,928,444)	(3,496,134)	(176,347)	(216,639)	(51,723)	(3,125,491)
Units transferred between Sub-Accounts and to/from the Fixed Account	74,384	(6,847)	(91,737)	(219,327)	(60,447)	4,870	255,799	217,360	(25,418)	(56,453)	199,970

Net increase (decrease)	159,790	(28,724)	722,399	(805,003)	9,855	(2,244,998)	(210,587)	253,543	(207,632)	16,365	(2,690,610)

2014 (Continued)	MML Inflation-Protected and Income Sub-Account	MML International Sub-Account	MML International Equity Sub-Account	MML Large Cap Growth Sub-Account	MML Large Cap Growth Sub-Account	MML Managed Bond Sub-Account	MML Managed Bond Sub-Account	MML Managed Volatility Sub-Account	MML Managed Volatility Sub-Account	MML Mid Cap Growth Sub-Account	MML Mid Cap Growth Sub-Account
	(Service Class)			(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)
Units purchased	253,861	478,304	7,513	15,422	25,568	199,400	2,902,625	174,726	265,332	61,967	499,066
Units withdrawn	(251,769)	(225,295)	(5)	(161,053)	(5,445)	(2,312,648)	(739,269)	(1,563,216)	(88,886)	(404,844)	(120,934)
Units transferred between Sub-Accounts and to/from the Fixed Account	(237,293)	143,384	13,388	(53,930)	25,646	(21,353)	95,858	(92,660)	3,590	(133,369)	4,313

Net increase (decrease)	(235,201)	396,393	20,896	(199,561)	45,769	(2,134,601)	2,259,214	(1,481,150)	180,036	(476,246)	382,445

2014 (Continued)	MML Mid Cap Value Sub-Account	MML Mid Cap Value Sub-Account	MML Moderate Allocation Sub-Account	MML Moderate Allocation Sub-Account	MML Money Market Sub-Account	MML Short-Duration Bond Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Company Value Sub-Account
	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)			(Initial Class)	(Service Class)	(Initial Class)	(Service Class)
Units purchased	137,956	220,506	388,466	23,779,604	1,108,819	235,714	22,390	80,462	92,892	79,267	75,867
Units withdrawn	(1,354,190)	(60,278)	(2,675,875)	(5,897,201)	(3,427,384)	(397,531)	(202,229)	(23,888)	(856,820)	(15,694)	(29,229)
Units transferred between Sub-Accounts and to/from the Fixed Account	(757,578)	(20,103)	641,341	237,791	1,391,006	423,387	(57,798)	11,424	(120,042)	13,265	(11,495)

Net increase (decrease)	(1,973,812)	140,125	(1,646,068)	18,120,194	(927,559)	261,570	(237,637)	67,998	(883,970)	76,838	35,145

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2014 (Continued)	MML Small/Mid Cap Value Sub-Account	MML Small/Mid Cap Value Sub-Account	MML Strategic Emerging Markets Sub-Account	MML Total Return Bond Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Capital Income Sub-Account	Oppenheimer Capital Income Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Discovery Mid Cap Growth Sub-Account	Oppenheimer Discovery Mid Cap Growth Sub-Account
	(Initial Class)	(Service Class)			(Service)	(Non-Service)	(Service)	(Non-Service)		(Service)	(Non-Service)

Units purchased	130,086	125,015	78,032	224,984	63,349	189,229	-	2,665	-	48,526	147,224
Units withdrawn	(1,149,040)	(28,303)	(45,947)	(62,844)	(28,173)	(2,148,567)	(50)	(177,630)	(39,497)	(16,791)	(1,271,681)
Units transferred between Sub-Accounts and to/from the Fixed Account	(354,024)	(6,729)	25,872	64,908	22,104	(1,147,980)	-	(37,835)	(2,691)	(23,167)	(140,735)

Net increase (decrease)	(1,372,978)	89,983	57,957	227,048	57,280	(3,107,318)	(50)	(212,800)	(42,188)	8,568	(1,265,192)

2014 (Continued)	Oppenheimer Diversified Alternatives Sub-Account	Oppenheimer Global Sub-Account	Oppenheimer Global Sub-Account	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Money Sub-Account	PIMCO CommodityRealReturn® Strategy Sub-Account
		(Service)	(Non-Service)	(Service)	(Non-Service)	(Service)	(Non-Service)	(Service)	(Non-Service)	(Non-Service)
Units purchased	54,359	355,765	187,839	335,724	266,680	137,840	54,499	32,426	33,086	44,680	107,778
Units withdrawn	(169)	(78,557)	(1,516,613)	(237,272)	(2,772,974)	(43,201)	(251,619)	(11,124)	(295,371)	(331,394)	(220,544)
Units transferred between Sub-Accounts and to/from the Fixed Account	55,610	56,289	(16,180)	95,449	101,500	60,406	18,255	18,584	(96,410)	(44,507)	143,979

Net increase (decrease)	109,800	333,497	(1,344,954)	193,901	(2,404,794)	155,045	(178,865)	39,886	(358,695)	(331,221)	31,213

2014 (Continued)	VY Clarion Global Real Estate Sub-Account

Units purchased	116,599
Units withdrawn	(129,576)
Units transferred between Sub-Accounts and to/from the Fixed Account	60,726

Net increase (decrease)	47,749

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2013	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Invesco V.I . Diversified Dividend Sub-Account	Invesco V.I . Diversified Dividend Sub-Account	Invesco V.I .. Global Health Care Sub-Account	Invesco V.I .. Global Health Care Sub-Account	Invesco V.I . Technology Sub-Account	Invesco V.I . Technology Sub-Account	Ivy Asset Strategy Sub-Account	MML Aggressive Allocation Sub-Account	MML Aggressive Allocation Sub-Account	MML Balanced Allocation Sub-Account

	(Initial Class)	(Service Class 2)	(Series I)	(Series II)	(Series I)	(Series II)	(Series I)	(Series II)		(Initial Class)	(Service Class)	(Initial Class)
Units purchased	265,418	629,869	40,006	226,899	30,514	84,957	25,364	28,948	241,753	59,340	443,079	188,750
Units withdrawn	(1,915,552)	(151,971)	(101,398)	(19,382)	(94,393)	(9,518)	(97,778)	(7,799)	(7,196)	(166,892)	(170,109)	(902,444)
Units transferred between Sub- Accounts and to/from the Fixed Account	(1,064,656)	(8,539)	6,524	321,297	41,517	142,879	(11,345)	16,105	229,781	(35,256)	296,904	150,697

Net increase (decrease)	(2,714,790)	469,359	(54,868)	528,814	(22,362)	218,318	(83,759)	37,254	464,338	(142,808)	569,874	(562,997)

2013 (Continued)	MML Balanced Allocation Sub-Account	MML Blend Sub-Account	MML Blend Sub-Account	MML Blue Chip Growth Sub-Account	MML Blue Chip Growth Sub-Account	MML China Sub-Account	MML Conservative Allocation Sub-Account	MML Conservative Allocation Sub-Account	MML Core Allocation Sub-Account	MML Equity Sub-Account	MML Equity Sub-Account	MML Equity Income Sub-Account
	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)		(Initial Class)	(Service Class)		(Initial Class)	(Service Class)	(Initial Class)
Units purchased	4,107,949	64,396	223,122	50,513	179,434	16,340	252,503	2,963,830	5,873,735	39,477	685,534	181,466
Units withdrawn	(1,424,635)	(490,317)	(78,938)	(369,957)	(53,281)	(24,312)	(1,137,618)	(2,075,079)	(1,895,388)	(150,672)	(93,432)	(1,813,967)
Units transferred between Sub- Accounts and to/from the Fixed Account	525,282	326,622	141,150	(55,870)	1,955	(3,866)	(257,052)	(599,817)	352,493	(31,925)	(136,334)	(884,161)

Net increase (decrease)	3,208,596	(99,299)	285,334	(375,314)	128,108	(11,838)	(1,142,167)	288,934	4,330,840	(143,120)	455,768	(2,516,662)

2013 (Continued)	MML Equity Income Sub-Account	MML Equity Index Sub-Account	MML Equity Index Sub-Account	MML Focused Equity Sub-Account	MML Foreign Sub-Account	MML Foreign Sub-Account	MML Fundamental Growth Sub-Account	MML Fundamental Value Sub-Account	MML Global Sub-Account	MML Global Sub-Account	MML Global Sub-Account	MML Growth Sub-Account
	(Service Class)	(Class I)	(Service Class I)		(Initial Class)	(Service Class)			(Class I)	(Service Class I)	(Class II)
Units purchased	506,861	28,034	489,901	87,302	163,645	48,892	18,403	51,155	19,896	130,803	5,460	1,290,966
Units withdrawn	(145,493)	(405,143)	(36,778)	(3,562)	(1,683,533)	(38,588)	(956)	(2,587)	(65,029)	(17,613)	(48,222)	(318,239)
Units transferred between Sub- Accounts and to/from the Fixed Account	(119,441)	(187,065)	19,434	164,855	(97,865)	9,725	34,617	107,383	(12,513)	23,073	(4,454)	(335,456)

Net increase (decrease)	241,927	(564,174)	472,557	248,595	(1,617,753)	20,029	52,064	155,951	(57,646)	136,263	(47,216)	637,271

2013 (Continued)	MML Growth & Income Sub-Account	MML Growth & Income Sub-Account	MML Growth Allocation Sub-Account	MML Growth Allocation Sub-Account	MML High Yield Sub-Account	MML Income & Growth Sub-Account	MML Income & Growth Sub-Account	MML Inflation-Protected and Income Sub-Account	MML Inflation-Protected and Income Sub-Account	MML International Sub-Account	MML Large Cap Growth Sub-Account	MML Large Cap Growth Sub-Account
	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)		(Initial Class)	(Service Class)	(Initial Class)	(Service Class)		(Initial Class)	(Service Class)
Units purchased	79,703	169,193	685,836	2,633,243	242,973	36,294	109,341	217,837	330,660	445,303	15,736	11,385
Units withdrawn	(762,605)	(30,082)	(2,672,410)	(3,304,916)	(210,795)	(254,443)	(53,648)	(2,599,051)	(273,383)	(192,824)	(197,676)	(6,747)
Units transferred between Sub- Accounts and to/from the Fixed Account	(303,783)	(76,828)	491,173	448,111	188,965	(88,595)	5,714	3,155,033	(461,710)	(83,167)	(54,311)	(6,879)

Net increase (decrease)	(986,685)	62,283	(1,495,401)	(223,562)	221,143	(306,744)	61,407	773,819	(404,433)	169,312	(236,251)	(2,241)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2013 (Continued)	MML Managed Bond Sub-Account	MML Managed Bond Sub-Account	MML Managed Volatility Sub-Account	MML Managed Volatility Sub-Account	MML Mid Cap Growth Sub-Account	MML Mid Cap Growth Sub-Account	MML Mid Cap Value Sub-Account	MML Mid Cap Value Sub-Account	MML Moderate Allocation Sub-Account	MML Moderate Allocation Sub-Account	MML Money Market Sub-Account	MML Short-Duration Bond Sub-Account

	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)
Units purchased	190,914	2,974,315	140,343	335,633	73,071	493,257	123,488	216,682	420,779	22,437,360	700,724	180,966
Units withdrawn	(2,269,919)	(512,823)	(1,442,452)	(126,303)	(445,173)	(110,694)	(1,340,269)	(55,203)	(2,593,622)	(4,713,534)	(3,512,569)	(329,015)
Units transferred between Sub-Accounts and to/from the Fixed Account	1,151,452	136,270	17,808	(54,166)	(203,979)	(123,004)	(822,877)	(37,266)	996,222	1,164,318	1,576,044	241,097

Net increase (decrease)	(927,553)	2,597,762	(1,284,301)	155,164	(576,081)	259,559	(2,039,658)	124,213	(1,176,621)	18,888,144	(1,235,801)	93,048

2013 (Continued)	MML Small Cap Equity Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Company Value Sub-Account	MML Small/Mid Cap Value Sub-Account	MML Small/Mid Cap Value Sub-Account	MML Strategic Emerging Markets Sub-Account	MML Total Return Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Capital Income Sub-Account
	(Initial Class)	(Service Class)	(Initial Class)	(Service Class)		(Initial Class)	(Service Class)			(Service)	(Non-Service)	(Service)
Units purchased	30,771	73,095	86,047	35,457	68,392	116,198	93,957	80,707	323,695	59,684	215,642	-
Units withdrawn	(270,085)	(19,912)	(877,887)	(24,726)	(21,177)	(1,128,742)	(31,161)	(58,589)	(36,813)	(29,401)	(2,229,430)	(317)
Units transferred between Sub-Accounts and to/from the Fixed Account	(65,451)	20,233	(1,328,801)	(39,677)	26,395	(1,102,278)	(15,768)	58,244	235,433	(24,123)	(1,198,041)	-

Net increase (decrease)	(304,765)	73,416	(2,120,641)	(28,946)	73,610	(2,114,822)	47,028	80,362	522,315	6,160	(3,211,829)	(317)

2013 (Continued)	Oppenheimer Capital Income Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Discovery Mid Cap Growth Sub-Account	Oppenheimer Discovery Mid Cap Growth Sub-Account	Oppenheimer Global Sub-Account	Oppenheimer Global Sub-Account	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Main Street Sub-Account
	(Non-Service)		(Service)	(Non-Service)	(Service)	(Non-Service)	(Service)	(Non-Service)	(Service)	(Non-Service)	(Service)	(Non-Service)
Units purchased	2,217	-	49,933	135,956	319,701	182,569	339,070	237,603	132,380	64,915	40,704	28,619
Units withdrawn	(174,835)	(41,084)	(20,892)	(1,289,361)	(83,420)	(1,634,830)	(207,132)	(2,722,763)	(32,016)	(264,116)	(8,931)	(372,565)
Units transferred between Sub-Accounts and to/from the Fixed Account	(51,893)	(14,790)	(1,609)	(1,046,857)	(27,539)	(617,817)	349,879	1,891,234	5,797	(77,629)	(18,265)	(108,010)

Net increase (decrease)	(224,511)	(55,874)	27,432	(2,200,262)	208,742	(2,070,078)	481,817	(593,926)	106,161	(276,830)	13,508	(451,956)

2013 (Continued)	Oppenheimer Money Sub-Account	PIMCO CommodityRealReturn® Strategy Sub-Account	ING Clarion Global Real Estate Sub-Account
	(Non-Service)	(Advisor Class)
Units purchased	71,030	157,520	168,781
Units withdrawn	(495,124)	(215,685)	(122,840)
Units transferred between Sub-Accounts and to/from the Fixed Account	103,388	55,561	23,024

Net increase (decrease)	(320,706)	(2,604)	68,965

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS

A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the five years in the period ended December 31, 2014 follows:

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Fidelity® VIP Contrafund® Sub-Account (Initial Class)
2014	12,456,429	$19.44 to $27.08	$302,421,907	0.91%	0.95% to 2.60%	9.07% to 10.89%
2013	14,691,990	17.82 to 24.42	323,174,155	1.04	0.95 to 2.60	27.92 to 30.05
2012	17,406,780	13.93 to 18.78	295,726,935	1.31	0.95 to 2.60	13.42 to 15.31
2011	19,495,926	12.28 to 16.29	288,716,116	0.99	0.95 to 2.60	(5.02) to (3.45)
2010	21,307,937	12.93 to 16.87	328,970,155	1.23	0.95 to 2.60	14.21 to 16.11

Fidelity® VIP Contrafund® Sub-Account (Service Class 2)
2014	4,144,327	18.85 to 23.90	95,084,153	0.80	1.15 to 3.10	8.25 to 10.38
2013	3,677,023	17.42 to 21.66	76,557,019	0.92	1.15 to 3.10	26.96 to 29.46
2012	3,207,664	13.72 to 16.73	51,704,431	1.23	1.15 to 3.10	12.59 to 14.81
2011	2,798,369	12.18 to 14.57	39,394,895	0.90	1.15 to 3.10	(5.75) to (3.89)
2010	2,159,481	12.93 to 15.16	31,796,260	1.17	1.15 to 3.10	5.11 to 15.59

Invesco V.I. Diversified Dividend Sub-Account (Series I)
2014	664,091	7.18 to 9.91	6,279,723	1.70	0.95 to 2.60	9.93 to 11.76
2013	721,269	6.53 to 8.87	6,104,301	2.30	0.95 to 2.60	27.67 to 29.80
2012	776,137	5.11 to 6.83	5,099,770	2.15	0.95 to 2.60	15.67 to 17.60
2011	523,132	4.42 to 5.81	2,948,506	0.21	0.95 to 2.60	(4.60) to (3.02)
2010	601,185	4.63 to 5.99	3,518,127	0.10	0.95 to 2.60	7.49 to 9.27

Invesco V.I. Diversified Dividend Sub-Account (Series II)
2014	1,363,565	6.97 to 9.07	11,705,249	1.54	1.15 to 3.10	9.10 to 11.25
2013	980,466	6.39 to 8.15	7,598,236	2.53	1.15 to 3.10	26.78 to 29.27
2012	451,652	5.04 to 6.31	2,711,573	2.01	1.15 to 3.10	14.75 to 17.01
2011	333,745	4.39 to 5.39	1,713,429	0.15	1.15 to 3.10	(5.21) to (3.35)
2010	261,924	4.63 to 5.58	1,403,750	-	1.15 to 3.10	(5.76) to 8.84

Invesco V.I. Global Health Care Sub-Account (Series I)
2014	608,001	19.68 to 26.43	15,088,993	-	0.95 to 2.60	16.60 to 18.54
2013	651,848	16.88 to 22.30	13,759,629	0.68	0.95 to 2.60	36.94 to 39.21
2012	674,210	12.33 to 16.02	10,305,929	-	0.95 to 2.60	17.79 to 19.75
2011	724,495	10.47 to 13.38	9,293,422	-	0.95 to 2.60	1.29 to 2.97
2010	817,870	10.33 to 12.99	10,252,640	-	0.95 to 2.60	2.59 to 4.30

Invesco V.I. Global Health Care Sub-Account (Series II)
2014	567,222	19.10 to 25.03	13,227,333	-	1.15 to 3.10	15.73 to 18.01
2013	426,051	16.50 to 21.21	8,417,378	0.63	1.15 to 3.10	35.89 to 38.56
2012	207,733	12.14 to 15.31	2,983,215	-	1.15 to 3.10	16.91 to 19.22
2011	149,132	10.38 to 12.84	1,819,403	-	1.15 to 3.10	0.56 to 2.54
2010	104,035	10.33 to 12.52	1,257,438	-	1.15 to 3.10	0.35 to 3.80

Invesco V.I. Technology Sub-Account (Series I)
2014	568,369	14.32 to 17.17	6,828,749	-	0.95 to 2.60	8.20 to 10.00
2013	636,533	13.23 to 15.61	7,412,702	-	0.95 to 2.60	21.93 to 23.96
2012	720,292	10.85 to 12.59	6,889,703	-	0.95 to 2.60	8.42 to 10.22
2011	730,777	10.01 to 11.42	6,441,250	0.18	0.95 to 2.60	(7.49) to (5.95)
2010	894,035	10.82 to 12.15	8,374,944	-	0.95 to 2.60	18.19 to 20.16

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Invesco V.I. Technology Sub-Account (Series II)
2014	255,519	$13.88 to $20.62	$4,754,678	-%	1.15% to 3.10%	7.44% to 9.56%
2013	184,399	12.92 to 18.82	3,108,180	-	1.15 to 3.10	20.98 to 23.36
2012	147,145	10.68 to 15.26	2,006,873	-	1.15 to 3.10	7.64 to 9.76
2011	128,086	9.92 to 13.90	1,545,311	0.09	1.15 to 3.10	(8.20) to (6.40)
2010	87,196	10.81 to 14.85	1,126,117	-	1.15 to 3.10	10.80 to 19.65

Ivy Asset Strategy
2014	1,013,940	11.65 to 12.15	12,222,143	0.44	1.15 to 3.10	(8.16) to (6.35)
2013	477,877	12.68 to 12.97	6,176,973	0.65	1.15 to 3.10	21.31 to 23.70
2012[12]	13,539	10.45 to 10.49	141,873	-	1.15 to 3.10	4.52 to 4.86

MML Aggressive Allocation Sub-Account (Initial Class)
2014	2,616,835	13.68 to 15.35	39,229,153	1.04	0.95 to 2.60	3.13 to 4.85
2013	2,868,990	13.27 to 14.64	41,165,457	1.18	0.95 to 2.60	24.12 to 26.19
2012	3,011,798	10.69 to 11.60	34,331,227	0.79	0.95 to 2.60	12.76 to 14.64
2011	3,238,254	9.48 to 10.12	32,302,257	1.10	0.95 to 2.60	(4.37) to (2.78)
2010	3,399,929	9.91 to 10.41	35,010,960	1.10	0.95 to 2.60	13.07 to 14.95

MML Aggressive Allocation Sub-Account (Service Class)
2014	4,248,478	13.16 to 14.89	62,718,592	0.91	1.15 to 3.10	2.39 to 4.41
2013	3,626,442	12.85 to 14.26	51,318,764	1.07	1.15 to 3.10	23.27 to 25.69
2012	3,056,568	10.43 to 11.35	34,458,467	0.59	1.15 to 3.10	11.82 to 14.03
2011	2,912,079	9.32 to 9.95	28,799,109	0.99	1.15 to 3.10	(5.01) to (3.15)
2010	2,214,787	9.81 to 10.28	22,663,520	1.03	1.15 to 3.10	4.75 to 14.51

MML Asset Allocation Sub-Account (Initial Class)
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[7]	-	-	-	2.47	0.95 to 2.60	5.12 to 5.68
2011	6,289,066	9.91 to 13.63	79,771,977	2.01	0.95 to 2.60	(0.92) to 0.72
2010	7,490,117	10.01 to 13.53	94,937,959	2.47	0.95 to 2.60	9.72 to 11.55

MML Asset Allocation Sub-Account (Service Class)
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[7]	-	-	-	2.29	1.15 to 3.10	4.82 to 5.48
2011	804,129	9.84 to 11.52	8,930,237	1.88	1.15 to 3.10	(1.60) to 0.33
2010	718,826	10.00 to 11.48	7,996,491	2.49	1.15 to 3.10	5.05 to 11.09

MML Balanced Allocation Sub-Account (Initial Class)
2014	10,331,887	12.66 to 14.20	143,643,581	2.08	0.95 to 2.60	2.64 to 4.35
2013	10,642,801	12.34 to 13.61	142,186,556	2.37	0.95 to 2.60	11.55 to 13.40
2012	11,205,798	11.06 to 12.00	132,420,466	1.79	0.95 to 2.60	9.51 to 11.33
2011	10,734,311	10.10 to 10.78	114,225,528	2.50	0.95 to 2.60	(0.88) to 0.77
2010	11,297,424	10.19 to 10.69	119,669,411	1.42	0.95 to 2.60	9.84 to 11.67

MML Balanced Allocation Sub-Account (Service Class)
2014	31,760,705	12.19 to 13.80	430,980,568	1.89	1.15 to 3.10	1.86 to 3.87
2013	30,040,540	11.97 to 13.28	393,771,762	2.22	1.15 to 3.10	10.74 to 12.92
2012	26,831,944	10.81 to 11.76	312,296,978	1.59	1.15 to 3.10	8.69 to 10.83
2011	23,696,375	9.94 to 10.61	249,534,969	2.39	1.15 to 3.10	(1.55) to 0.38
2010	20,823,690	10.10 to 10.57	219,091,450	1.30	1.15 to 3.10	3.62 to 11.21

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)		Total Return[3] (Lowest to Highest)
MML Blend Sub-Account (Initial Class)
2014	3,701,898	$16.17 to $21.21	$70,408,663	2.06%	0.95% to 2.60%		8.14% to 9.94%
2013	4,217,795	14.95 to 19.29	73,420,884	2.05	0.95 to 2.60		17.23 to 19.18
2012	4,317,094	12.75 to 16.19	63,246,799	2.17	0.95 to 2.60		9.75 to 11.58
2011	3,355,716	11.62 to 14.51	44,001,527	2.06	0.95 to 2.60		2.10 to 3.79
2010	3,686,171	11.38 to 13.98	46,990,156	2.12	0.95 to 2.60		9.62 to 11.44

MML Blend Sub-Account (Service Class)
2014	2,181,573	15.68 to 19.45	40,332,905	1.87	1.15 to 3.10		7.33 to 9.45
2013	1,831,090	14.61 to 17.77	30,932,071	1.85	1.15 to 3.10		16.35 to 18.64
2012	1,545,756	12.56 to 14.98	22,114,127	2.00	1.15 to 3.10		8.93 to 11.08
2011	953,110	11.53 to 13.48	12,331,626	1.92	1.15 to 3.10		1.34 to 3.33
2010	744,796	11.38 to 13.05	9,397,639	1.97	1.15 to 3.10		3.08 to 10.94

MML Blue Chip Growth Sub-Account (Initial Class)
2014	2,181,084	18.05 to 23.80	50,643,816	-	0.95 to 2.60		6.33 to 8.09
2013	2,429,887	16.98 to 22.01	52,314,807	0.22	0.95 to 2.60		37.71 to 39.99
2012	2,805,201	12.33 to 15.72	43,183,423	0.09	0.95 to 2.60		15.27 to 17.19
2011	2,798,174	10.70 to 13.42	36,898,036	0.04	0.95 to 2.60		(1.23) to 0.41
2010	3,212,451	10.83 to 13.36	42,274,567	0.08	0.95 to 2.60		13.19 to 15.07

MML Blue Chip Growth Sub-Account (Service Class)
2014	1,472,126	17.51 to 22.85	31,727,586	-	1.15 to 3.10		5.55 to 7.62
2013	1,165,151	16.59 to 21.23	23,271,863	0.05	1.15 to 3.10		36.70 to 39.39
2012	1,037,043	12.14 to 15.23	14,894,218	-	1.15 to 3.10		14.38 to 16.64
2011	766,782	10.61 to 13.06	9,476,139	-	1.15 to 3.10		(2.01) to (0.08)
2010	611,582	10.83 to 13.07	7,627,942	-	1.15 to 3.10		5.69 to 14.59

MML China Sub-Account
2014[13]	-	12.64 to 14.00	-	-	1.15 to 3.10		(7.04) to (6.46)
2013	231,180	13.59 to 14.97	3,429,680	1.17	1.15 to 3.10		7.85 to 9.97
2012	243,018	12.60 to 13.61	3,282,092	-	1.15 to 3.10		21.42 to 23.82
2011	255,300	10.38 to 10.99	2,790,513	-	1.15 to 3.10		(21.59) to (20.04)
2010	213,780	13.24 to 13.75	2,927,191	0.60	1.15 to 3.10		3.23 to 5.19

MML Concentrated Growth Sub-Account (Class I)
2014	-	-	-	-	-		-
2013	-	-	-	-	-		-
2012[7]	-	-	-	1.23	0.95 to 2.60		9.85 to 10.47
2011	1,136,652	8.11 to 10.11	11,060,454	0.60	0.95 to 2.60		(3.28) to (1.67)
2010	1,326,912	8.39 to 10.28	13,182,508	0.43	0.95 to 2.60		11.21 to 13.06

MML Concentrated Growth Sub-Account (Service Class I)
2014	-	-	-	-	-		-
2013	-	-	-	-	-		-
2012[7]	-	-	-	1.71	1.15 to 3.10		9.61 to 10.31
2011	204,461	8.03 to 9.65	1,908,976	0.51	1.15 to 3.10		(4.03) to (2.14)
2010	187,650	8.37 to 9.86	1,788,574	0.41	1.15 to 3.10		5.80 to 12.53

MML Concentrated Growth Sub-Account (Class II)
2014	-	-	-	-	-		-
2013	-	-	-	-	-		-
2012[7]	-	-	-	2.24	1.18 to 1.65		10.27 to 10.44
2011	411,298	6.09 to 8.06	3,264,784	0.70	1.18 to 1.65		(2.39) to (1.93)
2010	486,371	6.21 to 8.26	3,948,420	0.54	1.18 to 1.65	[5]	12.34 to 12.87

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Conservative Allocation Sub-Account (Initial Class)
2014	7,885,223	$12.59 to $14.11	$109,151,802	2.42%	0.95% to 2.60%	2.43% to 4.13%
2013	8,989,816	12.29 to 13.55	119,758,501	2.26	0.95 to 2.60	8.46 to 10.27
2012	10,131,983	11.33 to 12.29	122,720,414	1.90	0.95 to 2.60	8.54 to 10.35
2011	9,171,714	10.44 to 11.14	101,065,583	2.87	0.95 to 2.60	(0.06) to 1.60
2010	8,433,069	10.45 to 10.96	91,683,248	1.48	0.95 to 2.60	9.04 to 10.85

MML Conservative Allocation Sub-Account (Service Class)
2014	25,495,514	12.09 to 13.68	342,106,894	2.27	1.15 to 3.10	1.63 to 3.63
2013	25,176,788	11.90 to 13.20	327,041,221	2.13	1.15 to 3.10	7.68 to 9.80
2012	24,887,854	11.05 to 12.03	295,572,709	1.75	1.15 to 3.10	7.75 to 9.87
2011	21,317,023	10.25 to 10.94	231,276,991	2.72	1.15 to 3.10	(0.83) to 1.12
2010	18,272,164	10.34 to 10.82	196,488,210	1.37	1.15 to 3.10	3.30 to 10.32

MML Core Allocation Sub-Account
2014	49,390,998	12.67 to 14.22	690,585,391	1.01	1.15 to 3.10	4.75 to 6.81
2013	41,568,428	12.09 to 13.31	546,136,756	1.34	1.15 to 3.10	14.69 to 16.95
2012	37,237,588	10.54 to 11.38	419,693,886	1.53	1.15 to 3.10	8.28 to 10.42
2011	34,592,331	9.74 to 10.31	354,087,519	1.50	1.15 to 3.10	(3.20) to (1.30)
2010	31,142,204	10.06 to 10.45	323,820,265	1.38	1.15 to 3.10	2.24 to 7.92

MML Emerging Growth Sub-Account (Initial Class)
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[7]	-	-	-	-	0.95 to 2.60	6.06 to 6.63
2011	644,221	8.39 to 10.45	6,125,625	-	0.95 to 2.60	(8.94) to (7.43)
2010	738,928	9.21 to 11.29	7,621,637	-	0.95 to 2.60	22.08 to 24.11

MML Emerging Growth Sub-Account (Service Class)
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[7]	-	-	-	-	1.15 to 3.10	5.80 to 6.47
2011	109,230	8.32 to 11.32	1,148,016	-	1.15 to 3.10	(9.62) to (7.84)
2010	82,791	9.20 to 12.28	952,676	-	1.15 to 3.10	8.77 to 23.55

MML Enhanced Index Core Equity Sub-Account (Initial Class)
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[7]	-	-	-	2.07	0.95 to 2.60	7.99 to 8.57
2011	690,481	10.05 to 12.41	8,223,620	1.34	0.95 to 2.60	(0.05) to 1.60
2010	787,755	10.06 to 12.21	9,234,846	1.49	0.95 to 2.60	11.27 to 13.12

MML Enhanced Index Core Equity Sub-Account (Service Class)
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[7]	-	-	-	1.93	1.15 to 3.10	7.73 to 8.41
2011	60,791	9.96 to 12.01	696,553	1.33	1.15 to 3.10	(0.80) to 1.15
2010	38,018	10.04 to 11.88	431,941	1.51	1.15 to 3.10	2.91 to 12.62

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Equity Sub-Account (Initial Class)
2014	1,634,838	$15.38 to $20.22	$28,424,843	1.55%	0.95% to 2.60%	8.70% to 10.51%
2013	1,844,640	14.15 to 18.30	29,267,983	1.90	0.95 to 2.60	29.85 to 32.01
2012	1,987,760	10.90 to 13.86	24,026,996	1.94	0.95 to 2.60	13.06 to 14.95
2011	2,182,265	9.64 to 12.06	23,062,270	1.55	0.95 to 2.60	(6.22) to (4.67)
2010	2,303,654	10.28 to 12.65	25,579,853	1.82	0.95 to 2.60	11.82 to 13.68

MML Equity Sub-Account (Service Class)
2014	3,187,318	14.92 to 18.47	56,685,723	1.44	1.15 to 3.10	7.89 to 10.02
2013	2,561,118	13.83 to 16.79	41,590,626	1.79	1.15 to 3.10	28.89 to 31.42
2012	2,105,350	10.73 to 12.78	26,072,701	1.82	1.15 to 3.10	12.22 to 14.43
2011	1,698,716	9.56 to 11.16	18,493,513	1.56	1.15 to 3.10	(6.92) to (5.09)
2010	997,384	10.27 to 11.76	11,469,662	1.90	1.15 to 3.10	3.59 to 13.17

MML Equity Income Sub-Account (Initial Class)
2014	11,854,386	15.78 to 20.71	226,496,101	1.65	0.95 to 2.60	4.78 to 6.53
2013	13,837,402	15.06 to 19.44	249,236,212	1.85	0.95 to 2.60	26.60 to 28.70
2012	16,354,064	11.90 to 15.11	229,600,031	2.08	0.95 to 2.60	14.30 to 16.21
2011	18,960,477	10.41 to 13.00	229,796,001	1.64	0.95 to 2.60	(3.34) to (1.73)
2010	20,510,249	10.77 to 13.23	254,106,501	1.54	0.95 to 2.60	12.00 to 13.86

MML Equity Income Sub-Account (Service Class)
2014	3,466,040	15.31 to 18.98	63,759,105	1.53	1.15 to 3.10	3.96 to 6.00
2013	3,142,997	14.72 to 17.90	54,594,084	1.74	1.15 to 3.10	25.59 to 28.07
2012	2,901,070	11.72 to 13.98	39,414,680	1.95	1.15 to 3.10	13.48 to 15.72
2011	2,621,539	10.33 to 12.08	30,894,898	1.55	1.15 to 3.10	(3.99) to (2.10)
2010	2,061,935	10.76 to 12.34	24,909,835	1.47	1.15 to 3.10	0.85 to 13.39

MML Equity Index Sub-Account (Class I)
2014	3,771,208	16.03 to 20.85	63,394,024	1.31	0.95 to 2.60	10.27 to 12.11
2013	4,839,127	14.54 to 18.60	72,466,471	1.57	0.95 to 2.60	28.46 to 30.60
2012	5,403,301	11.32 to 14.24	62,182,405	1.53	0.95 to 2.60	12.51 to 14.38
2011	5,784,434	10.06 to 12.45	58,648,895	1.59	0.95 to 2.60	(0.89) to 0.75
2010	6,132,406	10.15 to 12.36	62,245,662	1.58	0.95 to 2.60	11.58 to 13.43

MML Equity Index Sub-Account (Service Class I)
2014	1,676,974	15.55 to 19.80	32,077,604	1.39	1.15 to 3.10	9.47 to 11.62
2013	1,247,747	14.21 to 17.73	21,445,777	1.75	1.15 to 3.10	27.48 to 29.99
2012	775,190	11.14 to 13.64	10,229,251	1.61	1.15 to 3.10	11.69 to 13.89
2011	534,034	9.98 to 11.98	6,232,304	1.88	1.15 to 3.10	(1.62) to 0.31
2010	281,989	10.14 to 11.94	3,283,455	1.68	1.15 to 3.10	3.41 to 12.92

MML Focused Equity Sub-Account
2014	421,316	14.76 to 15.64	6,514,390	0.35	0.95 to 3.10	8.56 to 10.91
2013	297,902	13.60 to 14.10	4,170,618	-	0.95 to 3.10	33.45 to 36.34
2012[11]	49,307	10.19 to 10.34	509,252	1.07	0.95 to 3.10	1.92 to 3.39

MML Foreign Sub-Account (Initial Class)
2014	13,092,793	12.46 to 16.03	195,299,310	2.17	0.95 to 2.60	(9.36) to (7.85)
2013	13,526,887	13.75 to 17.40	220,469,245	1.91	0.95 to 2.60	17.70 to 19.66
2012	15,144,640	11.68 to 14.54	207,295,093	2.19	0.95 to 2.60	16.00 to 17.94
2011	16,928,167	10.07 to 12.33	197,252,278	1.84	0.95 to 2.60	(12.21) to (10.75)
2010	17,692,811	11.47 to 13.81	231,879,872	1.66	0.95 to 2.60	2.01 to 3.71

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)		Total Return[3] (Lowest to Highest)
MML Foreign Sub-Account (Service Class)
2014	758,704	$12.10 to $15.21	$11,092,542	2.28%	1.15% to 3.10%		(9.90)% to (8.13)%
2013	523,577	13.43 to 16.55	8,346,697	1.71	1.15 to 3.10		16.74 to 19.04
2012	503,548	11.50 to 13.91	6,757,665	1.98	1.15 to 3.10		15.11 to 17.38
2011	492,096	9.99 to 11.85	5,616,118	1.76	1.15 to 3.10		(12.87) to (11.15)
2010	453,442	11.47 to 13.33	5,858,542	1.54	1.15 to 3.10		3.34 to 4.05

MML Fundamental Growth Sub-Account
2014	154,689	13.12 to 13.89	2,130,004	0.67	0.95 to 3.10		7.43 to 9.77
2013	93,132	12.21 to 12.66	1,173,384	-	0.95 to 3.10		27.96 to 30.73
2012[11]	41,068	9.54 to 9.68	397,161	1.33	0.95 to 3.10		(4.56) to (3.19)

MML Fundamental Value Sub-Account
2014	353,394	13.76 to 14.57	5,086,093	1.62	0.95 to 3.10		7.59 to 9.93
2013	178,468	12.79 to 13.25	2,348,467	1.37	0.95 to 3.10		26.57 to 29.32
2012[11]	22,517	10.10 to 10.25	230,294	0.65	0.95 to 3.10		1.03 to 2.49

MML Global Sub-Account (Class I)
2014	437,602	12.14 to 14.79	6,546,924	0.83	0.95 to 2.60		1.28 to 2.97
2013	465,015	11.98 to 14.37	6,771,568	1.10	0.95 to 2.60		24.85 to 26.93
2012	522,661	9.60 to 11.32	5,999,054	1.00	0.95 to 2.60		20.51 to 22.52
2011	593,534	7.96 to 9.24	5,558,265	0.92	0.95 to 2.60		(6.69) to (5.14)
2010	675,734	8.54 to 9.74	6,672,436	0.60	0.95 to 2.60		9.75 to 11.57

MML Global Sub-Account (Service Class I)
2014	617,706	11.82 to 16.00	9,217,394	0.74	1.15 to 3.10		0.41 to 2.39
2013	457,916	11.77 to 15.63	6,657,557	1.11	1.15 to 3.10		24.04 to 26.48
2012	321,653	9.49 to 12.36	3,704,705	0.95	1.15 to 3.10		19.58 to 21.94
2011	246,155	7.93 to 10.13	2,329,571	1.06	1.15 to 3.10		(7.49) to (5.67)
2010	139,819	8.58 to 10.74	1,424,471	0.52	1.15 to 3.10		6.51 to 11.17

MML Global Sub-Account (Class II)
2014	288,783	8.64 to 11.63	3,342,024	0.86	1.18 to 1.65		2.30 to 2.78
2013	317,507	8.40 to 11.37	3,611,137	1.15	1.18 to 1.65		26.24 to 26.83
2012	364,723	6.63 to 9.01	3,298,269	1.02	1.18 to 1.65		21.76 to 22.33
2011	395,842	5.42 to 7.40	2,961,168	0.95	1.18 to 1.65		(5.72) to (5.28)
2010	482,912	5.72 to 7.85	3,843,365	0.53	1.18 to 1.65	[5]	10.98 to 11.50

MML Growth Sub-Account
2014	6,902,832	14.30 to 16.05	109,470,640	0.44	1.15 to 3.10		4.70 to 6.76
2013	6,180,433	13.66 to 15.04	92,057,974	0.32	1.15 to 3.10		25.61 to 28.08
2012	5,543,162	10.87 to 11.74	64,643,217	0.20	1.15 to 3.10		13.82 to 16.06
2011	4,784,094	9.95 to 10.12	48,190,657	0.27	1.15 to 3.10		(7.64) to (5.82)
2010	3,457,304	10.34 to 10.74	37,052,099	0.20	1.15 to 3.10		7.11 to 16.81

MML Growth & Income Sub-Account (Initial Class)
2014	4,400,717	13.56 to 21.37	86,865,215	1.13	0.95 to 2.60		8.33 to 10.14
2013	5,205,720	12.52 to 19.41	93,410,100	1.31	0.95 to 2.60		29.13 to 31.28
2012	6,192,405	9.70 to 14.78	84,998,489	1.23	0.95 to 2.60		16.42 to 18.36
2011	7,414,172	8.33 to 12.49	86,270,822	1.07	0.95 to 2.60		(4.35) to (2.76)
2010	8,848,724	8.71 to 12.84	106,443,172	1.38	0.95 to 2.60		8.61 to 10.42

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Growth & Income Sub-Account (Service Class)
2014	1,176,690	$13.16 to $16.72	$18,933,070	0.96%	1.15% to 3.10%	7.55% to 9.67%
2013	1,166,835	12.23 to 15.25	17,146,509	1.16	1.15 to 3.10	28.17 to 30.69
2012	1,104,552	9.54 to 11.67	12,390,049	1.06	1.15 to 3.10	15.67 to 17.95
2011	1,058,666	8.25 to 9.89	10,086,318	0.81	1.15 to 3.10	(5.12) to (3.25)
2010	1,335,034	8.70 to 10.22	13,296,026	1.30	1.15 to 3.10	2.77 to 9.94

MML Growth Allocation Sub-Account (Initial Class)
2014	42,425,478	13.33 to 14.95	619,156,981	1.54	0.95 to 2.60	3.05 to 4.77
2013	44,670,476	12.93 to 14.27	624,211,889	1.74	0.95 to 2.60	19.49 to 21.48
2012	46,165,877	10.82 to 11.74	532,867,447	1.34	0.95 to 2.60	11.55 to 13.41
2011	48,847,811	9.70 to 10.35	498,767,098	1.79	0.95 to 2.60	(2.96) to (1.35)
2010	50,369,093	10.00 to 10.50	523,193,881	1.17	0.95 to 2.60	11.98 to 13.84

MML Growth Allocation Sub-Account (Service Class)
2014	71,855,229	12.83 to 14.52	1,034,896,421	1.33	1.15 to 3.10	2.33 to 4.35
2013	72,065,816	12.54 to 13.92	995,707,950	1.54	1.15 to 3.10	18.52 to 20.85
2012	72,289,378	10.58 to 11.51	827,154,465	1.12	1.15 to 3.10	10.78 to 12.97
2011	73,505,066	9.55 to 10.19	745,395,511	1.59	1.15 to 3.10	(3.66) to (1.76)
2010	73,062,981	9.91 to 10.38	755,190,572	1.04	1.15 to 3.10	4.42 to 13.23

MML High Yield Sub-Account
2014	1,560,077	12.70 to 14.04	21,478,224	6.68	0.95 to 3.10	(2.36) to (0.24)
2013	1,306,534	13.01 to 14.08	18,128,143	6.54	0.95 to 3.10	7.22 to 9.55
2012	1,085,391	12.13 to 12.85	13,801,448	6.69	0.95 to 3.10	12.97 to 15.43
2011	536,417	10.74 to 11.13	5,936,058	8.12	0.95 to 3.10	2.55 to 4.78
2010[4]	144,588	10.47 to 10.62	1,532,637	5.41	0.95 to 3.10	4.74 to 6.24

MML Income & Growth Sub-Account (Initial Class)
2014	1,653,002	13.61 to 18.19	28,843,278	1.83	0.95 to 2.60	6.42 to 8.19
2013	1,860,634	12.79 to 16.82	30,192,561	1.73	0.95 to 2.60	21.42 to 23.44
2012	2,167,378	10.53 to 13.62	28,645,774	1.07	0.95 to 2.60	9.08 to 10.90
2011	2,439,030	9.65 to 12.29	29,282,329	2.97	0.95 to 2.60	2.90 to 4.61
2010	2,848,902	9.38 to 11.74	32,905,206	3.82	0.95 to 2.60	8.83 to 10.64

MML Income & Growth Sub-Account (Service Class)
2014	1,011,346	13.20 to 16.61	16,129,967	1.62	1.15 to 3.10	5.64 to 7.72
2013	994,981	12.50 to 15.42	14,770,986	1.65	1.15 to 3.10	20.43 to 22.80
2012	933,574	10.38 to 12.56	11,286,331	0.97	1.15 to 3.10	8.31 to 10.45
2011	768,330	9.58 to 11.37	8,465,086	3.25	1.15 to 3.10	2.19 to 4.19
2010	375,731	9.38 to 10.91	3,951,503	3.96	1.15 to 3.10	0.32 to 10.20

MML Inflation-Protected and Income Sub-Account (Initial Class)
2014	16,795,402	11.10 to 14.25	216,581,290	2.78	0.95 to 2.60	0.80 to 2.47
2013	19,486,012	11.02 to 13.91	246,238,361	1.87	0.95 to 2.60	(11.03) to (9.55)
2012	18,712,193	12.38 to 15.38	263,095,519	3.17	0.95 to 2.60	4.14 to 5.88
2011	18,961,515	11.89 to 14.53	252,810,664	4.91	0.95 to 2.60	10.59 to 12.42
2010	23,151,491	10.75 to 12.92	275,358,279	3.17	0.95 to 2.60	3.83 to 5.55

MML Inflation-Protected and Income Sub-Account (Service Class)
2014	4,155,232	10.76 to 12.79	51,983,336	2.59	1.15 to 3.10	0.01 to 1.98
2013	4,390,433	10.75 to 12.54	53,901,458	1.61	1.15 to 3.10	(11.73) to (9.99)
2012	4,794,866	12.18 to 13.93	65,435,595	3.04	1.15 to 3.10	3.39 to 5.43
2011	3,620,696	11.78 to 13.21	47,025,550	4.75	1.15 to 3.10	9.71 to 11.86
2010	2,701,479	10.74 to 11.81	31,562,759	3.06	1.15 to 3.10	1.24 to 5.10

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML International Sub-Account
2014	4,135,338	$10.87 to $12.20	$50,004,159	0.85%	1.15% to 3.10%	(6.05)% to (4.20)%
2013	3,738,945	11.57 to 12.74	47,268,002	0.93	1.15 to 3.10	17.40 to 19.71
2012	3,569,633	9.85 to 10.64	37,758,692	1.34	1.15 to 3.10	13.79 to 16.04
2011	3,404,524	8.66 to 9.17	31,094,246	1.38	1.15 to 3.10	(16.97) to (15.33)
2010	2,851,283	10.43 to 10.83	30,810,775	0.84	1.15 to 3.10	5.60 to 6.38

MML International Equity Sub-Account
2014[14]	20,896	9.03 to 9.16	190,977	3.45	0.95 to 3.10	(9.69) to (8.38)

MML Large Cap Growth Sub-Account (Initial Class)
2014	1,128,291	14.03 to 17.94	18,705,751	-	0.95 to 2.60	6.70 to 8.48
2013	1,327,852	13.15 to 16.54	20,390,085	0.38	0.95 to 2.60	30.11 to 32.28
2012	1,564,103	10.11 to 12.50	18,300,404	0.06	0.95 to 2.60	12.83 to 14.71
2011	1,823,610	8.96 to 10.90	18,763,121	0.22	0.95 to 2.60	(6.16) to (4.60)
2010	2,090,872	9.54 to 11.42	22,676,775	0.09	0.95 to 2.60	15.82 to 17.75

MML Large Cap Growth Sub-Account (Service Class)
2014	160,324	13.59 to 18.79	2,726,044	-	1.15 to 3.10	5.89 to 7.98
2013	114,555	12.84 to 17.40	1,849,015	0.17	1.15 to 3.10	29.17 to 31.71
2012	116,796	9.94 to 13.21	1,439,253	-	1.15 to 3.10	11.88 to 14.09
2011	109,000	8.88 to 11.58	1,176,635	0.13	1.15 to 3.10	(6.75) to (4.92)
2010	67,375	9.53 to 12.18	763,374	-	1.15 to 3.10	9.20 to 17.10

MML Managed Bond Sub-Account (Initial Class)
2014	12,348,052	12.61 to 16.99	186,531,226	3.21	0.95 to 2.60	3.72 to 5.45
2013	14,482,653	12.15 to 16.11	207,924,619	3.09	0.95 to 2.60	(4.16) to (2.57)
2012	15,410,206	12.68 to 16.54	228,561,315	2.85	0.95 to 2.60	3.05 to 4.77
2011	15,759,632	12.31 to 15.78	224,363,765	3.59	0.95 to 2.60	4.56 to 6.30
2010	18,390,246	11.77 to 14.85	247,254,674	3.75	0.95 to 2.60	4.22 to 5.95

MML Managed Bond Sub-Account (Service Class)
2014	14,847,678	12.23 to 14.58	211,214,644	3.01	1.15 to 3.10	2.95 to 4.98
2013	12,588,464	11.88 to 13.89	171,044,531	2.89	1.15 to 3.10	(4.88) to (3.01)
2012	9,990,702	12.49 to 14.32	140,101,627	2.71	1.15 to 3.10	2.28 to 4.30
2011	7,040,175	12.21 to 13.73	94,975,383	3.62	1.15 to 3.10	3.79 to 5.82
2010	4,628,878	11.76 to 12.97	59,230,319	3.70	1.15 to 3.10	1.30 to 5.48

MML Managed Volatility Sub-Account (Initial Class)
2014	10,415,964	12.30 to 17.13	155,246,368	0.70	0.95 to 2.60	1.72 to 3.41
2013	11,897,114	12.09 to 16.56	172,435,223	1.36	0.95 to 2.60	14.81 to 16.72
2012	13,181,415	10.53 to 14.19	164,504,991	0.70	0.95 to 2.60	10.25 to 12.09
2011	14,733,848	9.55 to 12.66	164,761,302	0.89	0.95 to 2.60	(6.36) to (4.80)
2010	15,659,887	10.20 to 13.30	184,751,316	0.82	0.95 to 2.60	9.47 to 11.29

MML Managed Volatility Sub-Account (Service Class)
2014	2,201,134	11.93 to 15.09	31,811,816	0.50	1.15 to 3.10	0.96 to 2.95
2013	2,021,098	11.81 to 14.66	28,423,102	1.22	1.15 to 3.10	13.95 to 16.20
2012	1,865,934	10.37 to 12.62	22,660,764	0.52	1.15 to 3.10	9.43 to 11.59
2011	1,695,102	9.47 to 11.31	18,508,331	0.73	1.15 to 3.10	(7.06) to (5.23)
2010	1,431,899	10.19 to 11.93	16,519,401	0.70	1.15 to 3.10	3.14 to 10.79

MML Mid Cap Growth Sub-Account (Initial Class)
2014	3,031,695	18.21 to 32.48	86,456,212	-	0.95 to 2.60	10.36 to 12.20
2013	3,507,941	16.50 to 28.95	89,492,551	0.28	0.95 to 2.60	33.18 to 35.40
2012	4,084,022	12.39 to 21.38	76,986,779	-	0.95 to 2.60	10.86 to 12.70
2011	4,598,915	11.18 to 18.97	77,589,734	-	0.95 to 2.60	(3.76) to (2.16)
2010	5,197,351	11.61 to 19.39	91,301,719	-	0.95 to 2.60	24.78 to 26.85

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Mid Cap Growth Sub-Account (Service Class)
2014	2,832,646	$17.56 to $20.32	$56,441,424	-%	1.15% to 3.10%	9.48% to 11.64%
2013	2,450,201	16.04 to 18.20	43,871,224	0.11	1.15 to 3.10	32.24 to 34.84
2012	2,190,642	12.13 to 13.50	29,147,615	-	1.15 to 3.10	10.00 to 12.17
2011	1,915,892	11.02 to 12.03	22,800,700	-	1.15 to 3.10	(4.56) to (2.68)
2010	1,405,866	11.55 to 12.36	17,242,657	-	1.15 to 3.10	9.58 to 26.38

MML Mid Cap Value Sub-Account (Initial Class)
2014	8,232,329	20.45 to 28.31	206,551,247	1.55	0.95 to 2.60	13.67 to 15.56
2013	10,206,141	17.99 to 24.49	221,850,251	1.79	0.95 to 2.60	27.08 to 29.20
2012	12,245,799	14.16 to 18.96	206,543,288	1.63	0.95 to 2.60	13.70 to 15.60
2011	14,229,126	12.45 to 16.40	208,457,298	2.00	0.95 to 2.60	(3.19) to (1.58)
2010	15,551,968	12.86 to 16.66	232,901,835	1.48	0.95 to 2.60	17.02 to 18.96

MML Mid Cap Value Sub-Account (Service Class)
2014	1,276,338	19.83 to 24.28	30,013,636	1.46	1.15 to 3.10	12.78 to 15.00
2013	1,136,213	17.58 to 21.12	23,342,636	1.71	1.15 to 3.10	26.14 to 28.62
2012	1,012,000	13.94 to 16.42	16,238,751	1.50	1.15 to 3.10	12.81 to 15.03
2011	928,233	12.36 to 14.27	12,971,856	1.98	1.15 to 3.10	(3.83) to (1.94)
2010	678,555	12.85 to 14.55	9,683,603	1.44	1.15 to 3.10	5.05 to 18.26

MML Moderate Allocation Sub-Account (Initial Class)
2014	28,756,509	13.02 to 14.60	410,825,527	1.67	0.95 to 2.60	2.90 to 4.62
2013	30,402,577	12.65 to 13.96	416,511,831	1.78	0.95 to 2.60	14.55 to 16.46
2012	31,579,198	11.05 to 11.98	372,518,830	1.48	0.95 to 2.60	10.26 to 12.10
2011	32,034,871	10.02 to 10.69	338,075,562	2.01	0.95 to 2.60	(1.59) to 0.05
2010	33,986,196	10.18 to 10.69	359,689,617	1.34	0.95 to 2.60	10.57 to 12.40

MML Moderate Allocation Sub-Account (Service Class)
2014	128,325,915	12.53 to 14.18	1,790,797,570	1.54	1.15 to 3.10	2.15 to 4.16
2013	110,205,721	12.26 to 13.61	1,480,632,767	1.65	1.15 to 3.10	13.79 to 16.03
2012	91,317,577	10.78 to 11.73	1,060,350,289	1.32	1.15 to 3.10	9.37 to 11.53
2011	74,736,598	9.86 to 10.52	780,265,203	1.94	1.15 to 3.10	(2.34) to (0.42)
2010	59,239,371	10.09 to 10.56	622,639,247	1.24	1.15 to 3.10	3.94 to 11.95

MML Money Market Sub-Account
2014	8,873,464	8.32 to 9.54	83,454,199	-	0.95 to 3.10	(3.05) to (0.94)
2013	9,801,023	8.58 to 9.63	93,332,847	-	0.95 to 3.10	(3.05) to (0.94)
2012	11,036,824	8.85 to 9.73	106,290,084	-	0.95 to 3.10	(3.06) to (0.95)
2011	3,170,627	9.13 to 9.82	30,897,202	-	0.95 to 3.10	(3.04) to (0.94)
2010	2,556,527	9.41 to 9.91	25,209,456	0.03	0.95 to 3.10	(2.03) to (0.94)

MML NASDAQ-100® Sub-Account (Initial Class)
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[7]	-	-	-	0.43	1.15 to 2.60	15.06 to 15.61
2011	384,563	12.54 to 15.89	3,557,275	0.27	1.15 to 2.60	0.49 to 1.95
2010	329,722	12.48 to 15.58	3,205,852	0.13	1.15 to 2.60	16.60 to 18.30

MML NASDAQ-100® Sub-Account (Service Class)
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[7]	-	-	-	0.20	1.15 to 3.10	14.79 to 15.51
2011	148,981	12.44 to 15.75	2,209,409	0.14	1.15 to 3.10	(0.26) to 1.70
2010	88,582	12.47 to 15.49	1,303,895	0.02	1.15 to 3.10	6.99 to 18.01

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Short-Duration Bond Sub-Account
2014	2,003,739	$9.63 to $10.64	$20,882,733	2.22%	0.95% to 3.10%	(1.97)% to (0.16)%
2013	1,742,169	9.82 to 10.62	18,205,464	1.76	0.95 to 3.10	(2.34) to (0.21)
2012	1,649,121	10.05 to 10.65	17,356,249	1.84	0.95 to 3.10	(0.38) to 1.79
2011	1,063,389	10.09 to 10.46	11,044,515	1.56	0.95 to 3.10	0.18 to 2.35
2010[4]	500,339	10.07 to 10.22	5,100,754	1.57	0.95 to 3.10	0.75 to 2.19

MML Small Cap Equity Sub-Account (Initial Class)
2014	1,505,670	17.38 to 23.90	35,426,070	0.96	0.95 to 2.60	9.28 to 11.10
2013	1,743,307	15.91 to 21.52	36,933,468	0.99	0.95 to 2.60	37.41 to 39.69
2012	2,048,072	11.58 to 15.40	31,069,642	-	0.95 to 2.60	15.34 to 17.26
2011	2,194,142	10.04 to 13.13	28,488,974	0.92	0.95 to 2.60	(4.68) to (3.10)
2010	2,523,866	10.53 to 13.55	33,929,818	0.75	0.95 to 2.60	20.21 to 22.21

MML Small Cap Equity Sub-Account (Service Class)
2014	478,791	16.83 to 22.04	9,915,611	0.82	1.15 to 3.10	8.46 to 10.60
2013	410,793	15.52 to 19.93	7,673,630	0.89	1.15 to 3.10	36.38 to 39.07
2012	337,377	11.38 to 14.33	4,544,763	-	1.15 to 3.10	14.47 to 16.73
2011	269,209	9.94 to 12.27	3,090,217	0.79	1.15 to 3.10	(5.39) to (3.53)
2010	217,348	10.51 to 12.72	2,605,512	0.56	1.15 to 3.10	4.63 to 21.67

MML Small Cap Index Sub-Account (Initial Class)
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[7]	-	-	-	0.91	0.95 to 2.60	6.86 to 7.43
2011	1,512,353	11.58 to 15.99	23,431,494	0.69	0.95 to 2.60	(2.03) to (0.40)
2010	1,789,022	11.82 to 16.05	27,902,439	0.58	0.95 to 2.60	22.39 to 24.42

MML Small Cap Index Sub-Account (Service Class)
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012[7]	-	-	-	0.64	1.15 to 3.10	6.59 to 7.27
2011	347,455	11.48 to 14.53	4,804,483	0.55	1.15 to 3.10	(2.79) to (0.88)
2010	291,727	11.81 to 14.66	4,096,719	0.43	1.15 to 3.10	4.75 to 23.93

MML Small Cap Growth Equity Sub-Account (Initial Class)
2014	5,651,800	19.12 to 27.97	138,833,967	-	0.95 to 2.60	3.18 to 4.90
2013	6,535,770	18.53 to 26.67	154,118,882	-	0.95 to 2.60	44.71 to 47.11
2012	8,656,411	12.80 to 18.13	139,227,232	-	0.95 to 2.60	10.49 to 12.34
2011	9,782,054	11.59 to 16.14	140,573,604	-	0.95 to 2.60	(7.66) to (6.13)
2010	10,122,098	12.55 to 17.19	155,583,290	-	0.95 to 2.60	19.13 to 21.11

MML Small Cap Growth Equity Sub-Account (Service Class)
2014	417,805	18.54 to 25.22	9,976,697	-	1.15 to 3.10	2.41 to 4.43
2013	340,967	18.10 to 24.15	7,870,821	-	1.15 to 3.10	43.63 to 46.45
2012	369,913	12.60 to 16.49	5,836,807	-	1.15 to 3.10	9.66 to 11.83
2011	361,674	11.49 to 14.75	5,119,783	-	1.15 to 3.10	(8.35) to (6.55)
2010	292,570	12.54 to 15.78	4,440,118	-	1.15 to 3.10	6.40 to 20.57

MML Small Company Value Sub-Account
2014	456,849	19.69 to 21.89	9,900,024	-	1.15 to 3.10	(2.82) to (0.91)
2013	421,704	20.26 to 22.09	9,236,071	1.09	1.15 to 3.10	27.34 to 29.84
2012	348,094	15.91 to 17.01	5,885,678	-	1.15 to 3.10	11.47 to 13.67
2011	246,026	14.28 to 14.97	3,662,574	-	1.15 to 3.10	(4.56) to (2.68)
2010	153,287	14.96 to 15.38	2,350,256	1.10	1.15 to 3.10	2.11 to 19.21

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Small/Mid Cap Value Sub-Account (Initial Class)
2014	7,251,421	$17.45 to $29.25	$154,625,554	0.61%	0.95% to 2.60%	6.64% to 8.41%
2013	8,624,399	16.36 to 26.98	170,219,254	0.70	0.95 to 2.60	34.64 to 36.88
2012	10,739,221	12.15 to 19.71	155,142,178	0.71	0.95 to 2.60	16.00 to 17.93
2011	12,882,132	10.48 to 16.71	158,261,829	0.58	0.95 to 2.60	(9.87) to (8.37)
2010	12,923,805	11.62 to 18.24	174,922,884	0.61	0.95 to 2.60	23.59 to 25.64

MML Small/Mid Cap Value Sub-Account (Service Class)
2014	769,745	16.92 to 20.65	15,481,539	0.47	1.15 to 3.10	5.83 to 7.91
2013	679,762	15.99 to 19.14	12,724,322	0.55	1.15 to 3.10	33.61 to 36.24
2012	632,734	11.97 to 14.05	8,713,435	0.52	1.15 to 3.10	15.15 to 17.42
2011	601,564	10.39 to 11.96	7,068,316	0.43	1.15 to 3.10	(10.52) to (8.76)
2010	494,424	11.61 to 13.11	6,385,051	0.49	1.15 to 3.10	2.02 to 25.00

MML Strategic Emerging Markets Sub-Account
2014	776,093	9.51 to 10.68	8,249,934	0.05	1.15 to 3.10	(8.51) to (6.71)
2013	718,136	10.40 to 11.45	8,187,642	-	1.15 to 3.10	(9.59) to (7.81)
2012	637,774	11.50 to 12.42	7,885,001	0.17	1.15 to 3.10	12.36 to 14.58
2011	597,749	10.24 to 10.84	6,454,925	0.02	1.15 to 3.10	(24.81) to (23.33)
2010	503,752	13.61 to 14.14	7,106,111	0.10	1.15 to 3.10	11.46 to 15.42

MML Total Return Bond Sub-Account
2014	1,242,579	9.91 to 10.50	12,917,884	1.77	0.95 to 3.10	1.24 to 3.44
2013	1,015,531	9.79 to 10.15	10,236,134	2.07	0.95 to 3.10	(4.84) to (2.78)
2012[11]	493,216	10.29 to 10.44	5,135,023	1.41	0.95 to 3.10	2.89 to 4.38

Oppenheimer Capital Appreciation Sub-Account (Service)
2014	559,805	14.22 to 18.35	9,721,734	0.18	1.15 to 3.10	11.61 to 13.81
2013	502,525	12.74 to 16.13	7,690,025	0.75	1.15 to 3.10	25.48 to 27.95
2012	496,365	10.15 to 12.60	5,913,426	0.39	1.15 to 3.10	10.33 to 12.50
2011	408,980	9.20 to 11.20	4,351,356	0.11	1.15 to 3.10	(4.38) to (2.50)
2010	376,325	9.63 to 11.49	4,125,258	-	1.15 to 3.10	3.53 to 7.90

Oppenheimer Capital Appreciation Sub-Account (Non-Service)
2014	12,954,342	14.67 to 18.90	232,982,208	0.46	0.95 to 2.60	12.45 to 14.32
2013	16,061,660	13.04 to 16.53	254,026,382	0.99	0.95 to 2.60	26.41 to 28.51
2012	19,273,489	10.32 to 12.86	238,081,589	0.65	0.95 to 2.60	11.18 to 13.04
2011	21,730,471	9.28 to 11.38	238,226,629	0.37	0.95 to 2.60	(3.68) to (2.08)
2010	24,110,369	9.63 to 11.62	270,749,053	0.17	0.95 to 2.60	6.61 to 8.38

Oppenheimer Capital Income Sub-Account (Service)
2014	10,465	10.24 to 12.55	127,396	1.80	1.15 to 2.65	5.19 to 6.78
2013	10,515	9.74 to 11.76	120,155	2.13	1.15 to 2.65	9.88 to 11.54
2012	10,832	8.86 to 10.54	111,303	1.11	1.15 to 2.65	9.17 to 10.82
2011	15,741	8.12 to 9.51	146,613	1.99	1.15 to 2.65	(2.24) to (0.76)
2010	19,419	8.30 to 9.58	183,284	1.62	1.15 to 2.65	9.73 to 11.39

Oppenheimer Capital Income Sub-Account (Non-Service)
2014	839,226	10.34 to 14.39	11,428,031	2.09	0.95 to 2.60	5.42 to 7.17
2013	1,052,026	9.81 to 13.43	13,393,426	2.34	0.95 to 2.60	10.27 to 12.10
2012	1,276,537	8.89 to 11.98	14,511,233	1.39	0.95 to 2.60	9.45 to 11.28
2011	1,522,062	8.12 to 10.76	15,570,118	2.45	0.95 to 2.60	(1.86) to (0.23)
2010	1,914,101	8.28 to 10.79	19,693,048	1.49	0.95 to 2.60	10.02 to 11.85

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)		Total Return[3] (Lowest to Highest)
Oppenheimer Core Bond Sub-Account
2014	249,195	$13.93	$3,470,605	5.27%	1.40%		5.77%
2013	291,383	13.17	3,836,631	5.12	1.40		(1.49)
2012	347,257	13.37	4,641,376	4.87	1.40		8.75
2011	400,306	12.29	4,919,717	6.14	1.40		6.77
2010	468,236	11.51	5,389,907	1.89	1.40	[6]	9.87

Oppenheimer Discovery Mid Cap Growth Sub-Account (Service)
2014	360,959	14.78 to 18.90	6,561,362	-	1.15 to 3.10		2.30 to 4.32
2013	352,391	14.45 to 18.11	6,138,368	-	1.15 to 3.10		31.49 to 34.07
2012	324,959	10.99 to 13.51	4,223,062	-	1.15 to 3.10		12.61 to 14.83
2011	243,197	9.76 to 11.77	2,750,759	-	1.15 to 3.10		(2.24) to (0.31)
2010	147,123	9.98 to 11.80	1,689,840	-	1.15 to 3.10		12.44 to 25.71

Oppenheimer Discovery Mid Cap Growth Sub-Account (Non-Service)
2014	8,347,886	15.24 to 19.20	149,432,184	-	0.95 to 2.60		3.07 to 4.78
2013	9,613,078	14.79 to 18.32	165,756,045	0.01	0.95 to 2.60		32.50 to 34.70
2012	11,813,340	11.16 to 13.60	152,596,136	-	0.95 to 2.60		13.45 to 15.34
2011	13,024,851	9.84 to 11.79	146,649,684	-	0.95 to 2.60		(1.49) to 0.14
2010	14,726,679	9.99 to 11.78	166,318,155	-	0.95 to 2.60		24.20 to 26.26

Oppenheimer Diversified Alternatives Sub-Account
2014[14]	109,800	9.80 to 9.94	1,087,836	6.56	0.95 to 3.10		(2.03) to (0.60)

Oppenheimer Global Sub-Account (Service)
2014	2,027,123	16.45 to 21.74	41,625,178	0.86	1.15 to 3.10		(1.06) to (0.89)
2013	1,693,626	16.63 to 21.55	34,582,935	1.16	1.15 to 3.10		23.12 to 25.54
2012	1,484,884	13.50 to 17.16	24,176,443	1.89	1.15 to 3.10		17.25 to 19.56
2011	1,324,630	11.52 to 14.35	18,050,478	0.93	1.15 to 3.10		(11.32) to (9.57)
2010	898,823	12.99 to 15.87	13,625,384	1.00	1.15 to 3.10		6.70 to 14.38

Oppenheimer Global Sub-Account (Non-Service)
2014	10,815,603	16.96 to 23.83	236,187,394	1.11	0.95 to 2.60		(1.33) to (0.33)
2013	12,160,557	17.02 to 23.52	263,962,140	1.39	0.95 to 2.60		24.04 to 26.10
2012	14,230,635	13.72 to 18.65	246,015,326	2.13	0.95 to 2.60		18.15 to 20.12
2011	16,313,988	11.61 to 15.53	235,697,514	1.30	0.95 to 2.60		(10.64) to (9.16)
2010	17,815,653	13.00 to 17.10	285,007,462	1.43	0.95 to 2.60		12.99 to 14.87

Oppenheimer Global Strategic Income Sub-Account (Service)
2014	4,722,319	13.06 to 15.46	71,736,469	3.88	1.15 to 3.10		(0.64) to 1.32
2013	4,528,418	13.14 to 15.26	67,992,271	4.65	1.15 to 3.10		(3.41) to (1.51)
2012	4,046,601	13.60 to 15.50	61,742,403	5.58	1.15 to 3.10		9.69 to 11.85
2011	3,828,807	12.40 to 13.85	52,354,122	2.64	1.15 to 3.10		(2.42) to (0.50)
2010	3,416,576	12.71 to 13.92	47,085,358	7.37	1.15 to 3.10		6.38 to 13.46

Oppenheimer Global Strategic Income Sub-Account (Non-Service)
2014	16,959,594	13.49 to 19.77	276,588,610	4.27	0.95 to 2.60		0.20 to 1.87
2013	19,364,388	13.46 to 19.41	311,535,386	4.96	0.95 to 2.60		(2.70) to (1.08)
2012	19,958,314	13.84 to 19.62	328,226,106	6.02	0.95 to 2.60		10.61 to 12.46
2011	20,997,233	12.51 to 17.45	307,689,482	3.30	0.95 to 2.60		(1.73) to (0.10)
2010	24,031,677	12.73 to 17.46	354,218,942	8.63	0.95 to 2.60		12.02 to 13.88

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)		Total Return[3] (Lowest to Highest)
Oppenheimer High Income Sub-Account (Service)
2014	-	$-	$-	-%	-%		-%
2013	-	-	-	-	-		-
2012[10]	-	-	-	14.29	1.15 to 2.65		10.17 to 11.54
2011	9,695	2.97 to 3.28	31,086	8.85	1.15 to 2.65		(5.10) to (3.67)
2010	10,111	3.13 to 3.40	33,816	11.30	1.15 to 2.65		11.45 to 13.13

Oppenheimer High Income Sub-Account (Non-Service)
2014	-	-	-	-	-		-
2013	-	-	-	-	-		-
2012[10]	-	-	-	16.42	0.95 to 2.60		10.46 to 11.97
2011	3,179,274	2.93 to 3.99	12,047,843	9.58	0.95 to 2.60		(4.84) to (3.26)
2010	3,829,279	3.08 to 4.13	15,030,302	6.70	0.95 to 2.60		11.87 to 13.73

Oppenheimer International Growth Sub-Account (Service)
2014	1,102,287	16.66 to 22.06	23,154,989	0.95	1.15 to 3.10		(9.99) to (8.21)
2013	947,242	18.51 to 24.03	21,672,055	1.10	1.15 to 3.10		21.88 to 24.28
2012	841,081	15.18 to 19.34	15,509,860	1.14	1.15 to 3.10		17.96 to 20.29
2011	770,464	12.87 to 16.08	11,897,861	0.67	1.15 to 3.10		(10.43) to (8.67)
2010	632,976	14.37 to 17.60	10,731,499	0.88	1.15 to 3.10		9.23 to 13.31

Oppenheimer International Growth Sub-Account (Non-Service)
2014	2,173,952	17.15 to 22.54	46,483,217	1.18	0.95 to 2.60		(9.60) to (8.10)
2013	2,352,817	18.97 to 24.52	55,194,703	1.35	0.95 to 2.60		22.64 to 24.68
2012	2,629,647	15.47 to 19.67	49,987,835	1.45	0.95 to 2.60		19.08 to 21.06
2011	3,086,724	12.99 to 16.25	48,807,635	1.01	0.95 to 2.60		(9.54) to (8.04)
2010	3,495,801	14.36 to 17.67	60,521,504	1.26	0.95 to 2.60		11.81 to 13.67

Oppenheimer Main Street Sub-Account (Service)
2014	268,260	15.17 to 19.42	5,013,308	0.57	1.15 to 3.10		7.03 to 9.14
2013	228,374	14.18 to 17.80	3,900,324	0.88	1.15 to 3.10		27.43 to 29.94
2012	214,866	11.12 to 13.70	2,805,381	0.63	1.15 to 3.10		13.04 to 15.27
2011	134,515	9.84 to 11.88	1,526,335	0.48	1.15 to 3.10		(3.35) to (1.45)
2010	82,518	10.18 to 12.06	962,997	0.74	1.15 to 3.10		5.84 to 14.50

Oppenheimer Main Street Sub-Account (Non-Service)
2014	1,949,206	15.65 to 20.17	36,073,052	0.84	0.95 to 2.60		7.86 to 9.66
2013	2,307,901	14.51 to 18.39	39,237,252	1.10	0.95 to 2.60		28.39 to 30.53
2012	2,759,857	11.30 to 14.09	36,080,990	0.95	0.95 to 2.60		13.87 to 15.76
2011	3,078,927	9.92 to 12.17	35,062,322	0.88	0.95 to 2.60		(2.58) to (0.96)
2010	3,657,692	10.19 to 12.29	42,187,225	1.12	0.95 to 2.60		13.13 to 15.01

Oppenheimer Money Sub-Account
2014	1,182,007	8.84 to 10.63	12,697,559	0.01	0.95 to 2.60		(2.56) to (0.94)
2013	1,513,228	9.08 to 10.73	16,402,696	0.01	0.95 to 2.60		(2.55) to (0.93)
2012	1,833,934	9.31 to 10.83	20,050,559	0.01	0.95 to 2.60		(2.56) to (0.94)
2011	2,430,669	9.56 to 10.93	26,861,799	0.01	0.95 to 2.60		(2.55) to (0.93)
2010	2,886,394	9.81 to 11.03	32,256,986	0.03	0.95 to 2.60		(2.54) to (0.92)

Panorama Growth Sub-Account
2014	-	-	-	-	-		-
2013	-	-	-	-	-		-
2012[9]	-	-	-	1.25	1.18 to 1.65		13.75 to 13.92
2011	70,980	8.87 to 8.97	811,324	0.78	1.18 to 1.65		(1.39) to (0.93)
2010	76,214	9.00 to 9.05	881,501	1.13	1.18 to 1.65	[5]	13.62 to 14.16

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)		Total Return[3] (Lowest to Highest)
Panorama Total Return Sub-Account
2014	-	$-	$-	-%	-%		-%
2013	-	-	-	-	-		-
2012[8]	-	-	-	2.51	1.18 to 1.65		5.65 to 5.81
2011	73,531	9.13 to 9.43	816,467	2.86	1.18 to 1.65		(1.40) to (0.94)
2010	81,458	9.22 to 9.57	931,654	1.71	1.18 to 1.65	[5]	14.79 to 15.33

PIMCO CommodityRealReturn® Strategy Sub-Account
2014	2,118,192	6.09 to 7.17	14,781,852	0.26	0.95 to 3.10		(21.11) to (19.39)
2013	2,086,979	7.72 to 8.90	18,128,343	1.68	0.95 to 3.10		(17.32) to (15.52)
2012	2,089,583	9.34 to 10.53	21,573,828	2.40	0.95 to 3.10		1.91 to 4.13
2011	2,134,199	9.16 to 10.12	21,231,648	13.89	0.95 to 3.10		(10.36) to (8.42)
2010	2,026,800	10.22 to 11.05	22,129,092	15.13	0.95 to 3.10		21.10 to 23.07

VY Clarion Global Real Estate Sub-Account
2014	1,419,209	12.53 to 14.75	20,233,673	1.10	0.95 to 3.10		10.38 to 12.78
2013	1,371,460	11.35 to 13.08	17,405,956	5.55	0.95 to 3.10		0.54 to 2.73
2012	1,302,495	11.29 to 12.73	16,182,211	0.52	0.95 to 3.10		21.80 to 24.46
2011	1,239,556	9.27 to 10.23	12,425,609	3.46	0.95 to 3.10		(8.19) to (6.20)
2010	1,192,544	10.09 to 10.91	12,812,999	8.90	0.95 to 3.10		6.05 to 14.90

[1]

The investment income ratios represent the dividends, excluding distributions of capital gains, received by the sub-accounts from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-accounts is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

[2]

The expense ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[3]

The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the related minimum and maximum expense ratio amounts, some individual contract total returns and unit values are not within the ranges presented.

[4]	For the period May 3, 2010 (date this fund became available as an investment option in the Separate Account) through December 31, 2010.

[5]

During 2011, the high end of the expense ratio for prior years was corrected to 1.65% from 2.00%. The ratios were corrected in order to exclude certain expenses charged directly to contract owners through a reduction of units that should not have been included in the expense ratio of the separate account. This change did not have any impact on actual expenses reflected in the Statement of Operations and only impacted the expense ratios. These corrections are not considered material to previously issued financial statements.

[6]

During 2011, the high end of the expense ratio for prior years was corrected to 1.40% from 1.55%. The ratios were corrected in order to exclude certain expenses charged directly to contract owners through a reduction of units that should not have been included in the expense ratio of the separate account. This change did not have any impact on actual expenses reflected in the Statement of Operations and only impacted the expense ratios. These corrections are not considered material to previously issued financial statements.

[7]	Effective April 27, 2012, this fund has closed and is no longer available.

[8]	For the period January 1, 2012 through April 27, 2012. Effective April 27, 2012, Panorama Total Return Sub-Account Portfolio merged into Oppenheimer Capital Income Sub-Account.

[9]	For the period January 1, 2012 through April 27, 2012. Effective April 27, 2012, Panorama Growth Sub-Account merged into Oppenheimer Main Street Sub-Account.

[10]	For the period January 1, 2012 through October 26, 2012. Effective October 26, 2012 Oppenheimer High Income Sub-Account merged into Oppenheimer Global Strategic Income Sub-Account.

[11]	Effective May 1, 2012 this fund became available as an investment option in the Separate Account.

[12]	For the period October 31, 2012 (date this fund became available as an investment option in the Separate Account) through December 31, 2012.

[13]	For the period January 1, 2014 through April 27, 2014. Effective April 28, 2014, MML China Fund merged into MML Foreign Fund.

[14]	For the period May 1, 2014 through December 31, 2014. Effective May 1, 2014, this fund became available as an investment option in the Separate Account.

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

B.	The Separate Account assesses charges associated with the contract. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all contracts contained within the Separate Account. The assessment of charges is based on the actual product and additional benefits or riders purchased.

Mortality and Expense Risk Charge*	This charge is equal, on an annual basis, to 0.80% - 1.60% of the daily value of the assets invested in each fund.
This charge is assessed through a reduction in unit values.

Administrative Charge	This charge is equal, on an annual basis, to 0.15% of the daily value of the assets invested in each fund.
This charge is assessed through a reduction in unit values.

Administrative Contract Maintenance Charge	$0 - $40 per contract, annually.
This charge is assessed through the redemption of units.

Contingent Deferred Sales Charge/Surrender Charge	0% - 8%
This charge is assessed through the redemption of units.

Payment Protector Charge	This charge is equal, on an annual basis, to 0.00% - 0.50% of the daily value of the assets invested in each fund.
This charge is assessed through a reduction in unit values.

Additional Death Benefit Options
These charges are annualized and are assessed through either a reduction in unit values or the redemption of units.

A. Reset Death Benefit**	0.00% - 0.20%

B. Ratchet Death Benefit***	0.00% - 0.70%

C. 5% Roll Up Death Benefit	0.00% - 0.40%

D. Basic Death Benefit with Combination Feature	0.00% - 0.45%

Rider Charges
These charges are annualized and are assessed through either a reduction in unit values or the redemption of units.

A. Equalizer Benefit	0.00% - 0.50%

B. Nursing Home Waiver	0.00% - 0.05%

C. Earnings Enhancement Benefit	0.00% - 0.30%

D. 10% / 20% Free Withdrawal Amount	0.00% - 0.25%

E. 15% / 30% Free Withdrawal Amount	0.00% - 0.15%

F. Guaranteed Minimum Income Benefit (GMIB)	0.00% - 0.80%

G. Guaranteed Minimum Accumulation Benefit (GMAB)	0.00% - 0.95%

H. Guaranteed Minimum Withdrawal Benefit (GMWB)	0.00% - 0.95%

*	The Panorama Premier segment charges its contract owners a mortality and expense risk charge equal, on an annual basis, to 1.25% of the daily value of the assets invested in each fund. Subject to state availability, certificates issued on or after September 10, 2001 will receive an increase in the certificate value allocated to the fund by 0.15% on each certificate anniversary.
**	For Panorama Passage the charge for the Reset Death Benefit is 0.10% on an annual basis of the daily value of the certificate value allocated to the funds and the fixed accounts, unless the charge exceeds the maximum charge, in which case, the charge is the maximum charge. The maximum charge is 0.20% on an annual basis of the daily value of the certificate value allocated to the funds.
***	The Ratchet Death Benefit is 0.25% for Panorama Passage and 0.15% for Panorama Premier on an annual basis of the daily value of the certificate value allocated to the funds and the fixed accounts, unless that charge exceeds the maximum, in this case the charge is the maximum charge. The maximum charge is 0.35% if age 60 or less at certificate issue, 0.50% if age 61 through age 70 at certificate issue, and 0.70% if age 71 or older at certificate issue, of the certificate value allocated to the funds.

Certain contracts may offer credits which will result in the purchase of units.

F-55

Notes To Financial Statements (Continued)

9.	SUBSEQUENT EVENTS

The Separate Account’s management has reviewed events occurring through March 3, 2015, the date the financial statements were issued and no subsequent events occurred requiring accrual or disclosure.

LA2054	F-56

Independent Auditors’ Report

The Board of Directors and Policyholders of

Massachusetts Mutual Life Insurance Company:

We have audited the accompanying financial statements of Massachusetts Mutual Life Insurance Company (the Company), which comprise the statutory statements of financial position as of December 31, 2014 and 2013, and the related statutory statements of operations, changes in surplus, and cash flows for the three-year period ended December 31, 2014, and the related notes to the statutory financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance. Management is also responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles.

LA2045

The effects on the financial statements of the variances between the statutory accounting practices and U.S. generally accepted accounting principles also are described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the variances between statutory accounting principles and U.S. generally accepted accounting principles discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the financial statements referred to above do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2014 and 2013, or the results of its operations or its cash flows for the three-year period ended December 31, 2014.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2014 and 2013, and the results of its operations and its cash flows for the three-year period ended December 31, 2014, in accordance with statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance described in Note 2.

/s/    KPMG LLP

Hartford, CT

February 20, 2015

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2014	2013
	(In Millions)
Assets:

Bonds	$74,719	$67,196
Preferred stocks	525	494
Common stocks - subsidiaries and affiliates	7,940	6,450
Common stocks - unaffiliated	1,188	928
Mortgage loans	19,357	16,465
Policy loans	11,155	10,585
Real estate	776	849
Partnerships and limited liability companies	6,970	7,189
Derivatives	8,531	6,117
Cash, cash equivalents and short-term investments	1,880	4,198
Other invested assets	3	19

Total invested assets	133,044	120,490
Investment income due and accrued	1,711	1,514
Federal income taxes	-	164
Deferred income taxes	959	1,166
Other than invested assets	1,091	1,050

Total assets excluding separate accounts	136,805	124,384
Separate account assets	60,384	58,392

Total assets	$197,189	$182,776

Liabilities and Surplus:

Policyholders’ reserves	$93,291	$86,154
Liabilities for deposit-type contracts	9,045	9,409
Contract claims and other benefits	395	379
Policyholders’ dividends	1,579	1,497
General expenses due or accrued	903	763
Federal income taxes	177	-
Asset valuation reserve	2,620	2,195
Repurchase agreements	4,658	3,487
Commercial paper and other borrowed money	268	250
Collateral	1,405	565
Derivatives	5,424	4,418
Other liabilities	2,819	2,753

Total liabilities excluding separate accounts	122,584	111,870
Separate account liabilities	60,374	58,382

Total liabilities	182,958	170,252
Surplus	14,231	12,524

Total liabilities and surplus	$197,189	$182,776

See notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2014	2013	2012
	(In Millions)
Revenue:

Premium income	$18,383	$20,437	$20,327
Net investment income	6,332	5,471	4,928
Reserve adjustments on reinsurance ceded	21	50	57
Fees and other income	854	805	540

Total revenue	25,590	26,763	25,852

Benefits and expenses:

Policyholders’ benefits	16,511	18,368	10,921
Change in policyholders’ reserves	5,803	5,892	10,827
Change in reserves due to the RPG reinsurance agreement	(1,564)	(2,050)	-
General insurance expenses	1,793	1,705	1,422
Ceding commission on the RPG reinsurance agreement	-	355	-
Commissions	814	783	605
State taxes, licenses and fees	200	186	159

Total benefits and expenses	23,557	25,239	23,934

Net gain from operations before dividends and federal income taxes	2,033	1,524	1,918

Dividends to policyholders	1,553	1,475	1,379

Net gain from operations before federal income taxes	480	49	539

Federal income tax expense (benefit)	23	(142)	(108)

Net gain from operations	457	191	647

Net realized capital gains (losses) after tax and transfers to interest maintenance reserve	166	(477)	109

Net income (loss)	$623	$(286)	$756

See notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN SURPLUS

	Years Ended December 31,
	2014	2013	2012
	(In Millions)

Surplus, beginning of year	$12,524	$12,687	$11,417

Increase (decrease) due to:
Net income (loss)	623	(286)	756
Change in net unrealized capital gains, net of tax	2,022	(211)	743
Change in net unrealized foreign exchange capital losses and gains, net of tax	(240)	40	(8)
Change in other net deferred income taxes	104	264	(551)
Change in nonadmitted assets	(97)	112	156
Change in reserve valuation basis	-	(56)	-
Change in asset valuation reserve	(425)	(266)	(246)
Change in surplus notes	-	-	399
Prior period adjustments	(123)	(84)	(32)
Change in minimum pension liability	(157)	305	52
Other	-	19	1

Net increase (decrease)	1,707	(163)	1,270

Surplus, end of year	$14,231	$12,524	$12,687

See notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2014	2013	2012
	(In Millions)
Cash from operations:
Premium and other income collected	$19,081	$21,237	$20,879
Net investment income	6,133	5,345	4,789
Benefit payments	(16,963)	(17,914)	(10,670)
Net transfers from (to) separate accounts	1,303	1,078	(5,755)
Net receipts from RPG reinsurance agreement	1,564	2,050	-
Commissions and other expenses	(2,638)	(2,612)	(2,021)
Dividends paid to policyholders	(1,471)	(1,377)	(1,313)
Federal and foreign income taxes (paid) recovered	(10)	112	26

Net cash from operations	6,999	7,919	5,935

Cash from investments:
Proceeds from investments sold, matured or repaid:
Bonds	16,588	19,724	16,842
Preferred and common stocks - unaffiliated	316	674	132
Common stocks - affiliated	351	137	646
Mortgage loans	1,736	2,200	2,056
Real estate	338	130	103
Partnerships and limited liability companies	1,593	1,408	1,006
Derivatives	566	(550)	63
Other	(284)	(214)	(131)

Total investment proceeds	21,204	23,509	20,717

Cost of investments acquired:
Bonds	(23,721)	(29,723)	(19,737)
Preferred and common stocks - unaffiliated	(623)	(559)	(342)
Common stocks - affiliated	(628)	(732)	(461)
Mortgage loans	(4,700)	(4,749)	(3,582)
Real estate	(144)	112	(121)
Partnerships and limited liability companies	(1,512)	(2,048)	(1,515)
Derivatives	(377)	(176)	(203)
Other	(41)	454	134

Total investments acquired	(31,746)	(37,421)	(25,827)
Net increase in policy loans	(570)	(563)	(543)

Net cash from investing activities	(11,112)	(14,475)	(5,653)

Cash from financing and other sources:
Net deposits (withdrawals) on deposit-type contracts	82	(138)	588
Cash provided from surplus notes	-	-	399
Change in repurchase agreements	1,171	(335)	242
Change in collateral	836	(739)	(242)
Deposits for policyholders’ reserves related to reinsurance agreement	-	5,298	-
Liabilities for deposit-type contracts related to reinsurance agreement	-	3,885	-
Other cash used	(294)	(33)	(84)

Net cash from financing and other sources	1,795	7,938	903

Net change in cash, cash equivalents and short-term investments	(2,318)	1,382	1,185
Cash, cash equivalents and short-term investments, beginning of year	4,198	2,816	1,631

Cash, cash equivalents and short-term investments, end of year	$1,880	$4,198	$2,816

See notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

1.	Nature of operations

These statutory financial statements include the accounts of Massachusetts Mutual Life Insurance Company (the Company), which is organized as a mutual life insurance company.

The Company and its subsidiaries provide life insurance, disability income insurance, long-term care insurance, annuities, retirement products, investment management, mutual funds and trust services to individual and institutional customers.

2.	Summary of significant accounting policies

a.	Basis of presentation

The statutory financial statements have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners (NAIC) and the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (the Division).

Statutory accounting practices are different in some respects from financial statements prepared in accordance with U.S. generally accepted accounting principles (GAAP). The more significant differences between statutory accounting principles and U.S. GAAP are as follows: (a) bonds are generally carried at amortized cost, whereas U.S. GAAP generally reports bonds at fair value; (b) changes in the fair value of derivative financial instruments are recorded as changes in surplus, whereas U.S. GAAP generally reports these changes as revenue unless deemed an effective hedge; (c) interest rate swap replications are carried at amortized cost, whereas U.S. GAAP would carry them at fair value; (d) embedded derivatives are recorded as part of the underlying contract, whereas U.S. GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately at fair value; (e) income recognition on partnerships and limited liability companies (LLCs), which are accounted for under the equity method, is limited to the amount of cash distribution, whereas U.S. GAAP does not have this limitation; (f) majority-owned noninsurance subsidiaries, variable interest entities where the Company is the primary beneficiary, and certain other controlled entities are accounted for using the equity method, whereas U.S. GAAP would consolidate these entities; (g) changes in the balances of deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are recorded in surplus, whereas U.S. GAAP would generally include the change in deferred taxes in net income; (h) assets and liabilities associated with certain group annuity and variable universal life contracts, which do not pass-through all investment gains to contract holders, are maintained in separate accounts and are presented on a single line in the statutory financial statements, whereas U.S. GAAP reports these contracts as general investments and liabilities of the Company; (i) assets are reported at admitted asset value and assets designated as nonadmitted are excluded through a charge against surplus, whereas U.S. GAAP recognizes all assets, subject to valuation allowances; (j) statutory policy reserves are based upon prescribed methods, such as the Commissioners’ Reserve Valuation Method, Commissioners’ Annuity Reserve Valuation Method or net level premium method, and prescribed statutory mortality, morbidity and interest assumptions at the time of issue, whereas U.S. GAAP policy reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates, at time of issue, of future mortality, morbidity, persistency and interest; (k) policyholder reserves are presented net of reinsurance ceded, unearned ceded premium and unpaid ceded claims, whereas U.S. GAAP would report these reinsurance balances as an asset; (l) an asset valuation reserve (AVR) is reported as a contingency reserve to stabilize surplus against certain fluctuations in the statement value of common stocks, real estate, partnerships and LLCs as well as credit-related declines in the value of bonds, mortgage loans and certain derivatives, whereas U.S. GAAP does not record this reserve; (m) after-tax realized capital gains (losses) that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (IMR) and amortized into revenue, whereas U.S. GAAP reports these gains and losses as revenue; (n) changes to the mortgage loan valuation allowance are recognized in net unrealized capital gains (losses), net of tax, in the Statutory Statements of Changes in Surplus, whereas U.S. GAAP reports these changes in net realized capital gains (losses); (o) the overfunded status of pension and other postretirement plans, which is the excess of the fair value of the plan assets over the projected benefit obligation, is a nonadmitted asset for statutory accounting whereas U.S. GAAP recognizes the overfunded status as an asset; (p) surplus notes are reported in surplus, whereas U.S. GAAP would report these notes as liabilities; (q) payments received for universal and variable life insurance products, certain

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

variable and fixed deferred annuities and group annuity contracts are reported as premium income and corresponding change in reserves, whereas U.S. GAAP would treat these payments as deposits to policyholders’ account balances; (r) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, whereas U.S. GAAP would generally capitalize these expenses and amortize them based on profit emergence over the expected life of the policies or over the premium payment period; and (s) comprehensive income is not presented, whereas U.S. GAAP presents changes in unrealized capital gains (losses) and foreign currency translations as other comprehensive income.

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of assets and liabilities as of the date of the statutory financial statements and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining the carrying values of investments including the amount of mortgage loan investment valuation reserves, other-than-temporary impairment(s) (OTTI), the value of the investment in MassMutual Holding LLC (MMHLLC), the liabilities for policyholders’ reserves, the determination of admissible deferred tax assets (DTAs), the liability for taxes and the liability for litigation contingencies. Future events including, but not limited to, changes in the level of mortality, morbidity, interest rates, persistency, asset valuations and defaults could cause results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

b.	Corrections of errors and reclassifications

For the year ended December 31, 2014, corrections of prior year errors were recorded in surplus:

	Decrease to:		Correction

	Prior Year Net Income	Current Year Surplus	of Asset or Liability Balances

	(In Millions)

Income tax payable	$(76)	$(76)	$76
Policyholders’ reserves, net of tax	(36)	(36)	36
Other liabilities	(11)	(11)	11
Asset valuation reserves	-	(14)	14

Total	$(123)	$(137)	$137

For the year ended December 31, 2013, corrections of prior year errors were recorded in surplus on a pre-tax basis with any associated tax corrections reported through net income:

	Increase (Decrease) to:		Correction

	Prior Year Net Income	Current Year Surplus	of Asset or Liability Balances

	(In Millions)

Policyholders’ reserves	$(74)	$(74)	$74
Premium income	(12)	(12)	12
Other invested assets	2	2	(2)

Total	$(84)	$(84)	$84

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

For the year ended December 31, 2012, corrections of prior year errors were recorded in surplus on a pre-tax basis with any associated tax corrections reported through net income:

	Increase (Decrease) to:		Correction

	Prior Year Net Income	Current Year Surplus	of Asset or Liability Balances

	(In Millions)

Policyholders’ reserves	$(22)	$(22)	$22
General insurance expenses	(11)	(11)	11
Premium income	(3)	(3)	3
Net investment income	4	4	(4)

Total	$(32)	$(32)	$32

Certain prior year amounts within these financial statements have been reclassified to conform to the current year presentation.

c.	Bonds

Bonds are generally valued at amortized cost using the constant yield interest method with the exception of NAIC Category 6 bonds, which are in or near default, and certain residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS), which are rated by outside modelers, which are carried at the lower of amortized cost or fair value. NAIC ratings are applied to bonds and other securities. Categories 1 and 2 are considered investment grade, while Categories 3 through 6 are considered below investment grade. Bond transactions are recorded on a trade date basis, except for private placement bonds, which are recorded on the funding date.

For fixed income securities that do not have a fixed schedule of payments, such as asset-backed securities (ABS), mortgage-backed securities (MBS), including RMBS and CMBS, and structured securities, including collateralized debt obligations (CDOs), amortization or accretion is revalued quarterly based on the current estimated cash flows, using either the prospective or retrospective adjustment methodologies for each type of security.

Certain fixed income securities with the highest ratings from a rating agency follow the retrospective method of accounting. Under the retrospective method, the recalculated effective yield equates the present value of the actual and anticipated cash flows, including new prepayment assumptions, to the original cost of the investment. Prepayment assumptions are based on borrower constraints and economic incentives such as the original term, age and coupon of the loan as affected by the interest rate environment. The current carrying value is then increased or decreased to the amount that would have resulted had the revised yield been applied since inception, and investment income is correspondingly decreased or increased.

All other fixed income securities, such as floating rate bonds and interest only securities, including those that have been impaired, follow the prospective method of accounting. Under the prospective method, the recalculated future effective yield equates the carrying value of the investment to the present value of the anticipated future cash flows.

The fair value of bonds is based on quoted market prices when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values provided by other third-party organizations are unavailable, fair value is estimated using internal models by discounting expected future cash flows using observable current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments. Internal inputs used in the determination of fair value include estimated prepayment speeds, default rates, discount rates and collateral values, among others. Structure characteristics and cash flow priority are also considered. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants at the financial statement date.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Refer to Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

d.	Preferred stocks

Preferred stocks in good standing are generally valued at amortized cost. Preferred stocks not in good standing, those that are rated Categories 4 through 6 by the Securities Valuation Office (SVO) of the NAIC, are valued at the lower of amortized cost or fair value. Fair values are based on quoted market prices, when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values provided by other third-party organizations are unavailable, fair value is estimated using internal models. These models use inputs not directly observable or correlated with observable market data. Typical inputs integrated into the Company’s internal discounted expected earnings models include, but are not limited to, earnings before interest, taxes, depreciation and amortization estimates. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants at the financial statement date.

Refer to Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

e.	Common stocks - subsidiaries and affiliates

Common stocks of unconsolidated subsidiaries, primarily C.M. Life Insurance Company (C.M. Life), MML Bay State Life Insurance Company (MML Bay State) and MMHLLC, are accounted for using the statutory equity method. The Company accounts for the value of MMHLLC, at its underlying U.S. GAAP equity value adjusted to remove certain nonadmitted and intangible assets, as well as a portion of its noncontrolling interests (NCI) and appropriated retained earnings (ARE), after consideration of MMHLLC’s fair value and the Company’s capital levels. The Division has affirmed the statutory recognition of the Company’s application of the NCI guidelines in MMHLLC’s statutory carrying value. However, the Company has limited this recognition to $2,409 million and $2,157 million as of December 31, 2014 and 2013, respectively. Operating results, less dividend distributions, for MMHLLC are reflected as net unrealized capital gains (losses) in the Statutory Statements of Changes in Surplus. Dividend distributions received from MMHLLC are recorded in net investment income and are limited to MMHLLC’s U.S. GAAP retained earnings. The cost basis of common stocks - subsidiaries and affiliates is adjusted for impairments deemed to be other than temporary.

Refer to Note 4d. “Common stocks - subsidiaries and affiliates” for further information on the valuation of MMHLLC.

f.	Common stocks - unaffiliated

Unaffiliated common stocks are carried at fair value, which is based on quoted market prices when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values from other third parties are unavailable, fair values are determined by management using estimates based upon internal models. The Company’s internal models include estimates based upon comparable company analysis, review of financial statements, broker quotes and last traded price. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants at the financial statement date.

Refer to Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

g.	Mortgage loans

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premium, discount, mortgage origination fees and valuation allowances. Interest income earned on impaired loans is accrued on the outstanding principal balance of the loan based on the loan’s contractual coupon rate. Interest is not accrued for impaired loans more than 60 days past due, for loans delinquent more than 90 days, or when collection of interest is improbable. The Company continually monitors mortgage loans where the accrual of interest has been discontinued, and will resume the accrual of interest on a mortgage loan when the facts and circumstances of the borrower and property indicate that the payments will continue to be received according to the terms of the original or modified mortgage loan agreement.

Refer to Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

h.	Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy. At issuance, policy loans are fully secured by the cash surrender value of the policy. Unsecured amounts can occur when subsequent charges are incurred on the underlying policy without the receipt of additional premium. If the premium is not paid during the contractual grace period, the policy will lapse. Unsecured nonadmitted amounts were less than $1 million as of December 31, 2014 and 2013. Policy loans earn interest calculated based upon either a fixed or a variable interest rate. Accrued investment income on policy loans more than 90 days past due is included in the unpaid balance of the policy loan not to exceed the cash surrender value of the underlying contract.

i.	Real estate

Investment real estate, which the Company has the intent to hold for the production of income, and real estate occupied by the Company, are carried at depreciated cost, less encumbrances. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income.

Real estate held for sale is initially carried at the lower of depreciated cost or fair value less estimated selling costs and is no longer depreciated. Adjustments to carrying value, including for further declines in fair value, are recorded in a valuation reserve, which is included in realized capital losses.

Fair value is generally estimated using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks. The Company also obtains external appraisals for a rotating selection of properties annually. If an external appraisal is not obtained, an internal appraisal is performed.

Refer to Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

j.	Partnerships and limited liability companies

Partnerships and LLCs, except for partnerships that generate and realize low income housing tax credits (LIHTCs), are accounted for using the equity method with the change in the equity value of the underlying investment recorded in surplus. Distributions received are recognized as net investment income to the extent the distribution does not exceed previously recorded accumulated undistributed earnings.

Investments in partnerships that generate LIHTCs are carried at amortized cost unless considered impaired. Under the amortized cost method, the excess of the carrying value of the investment over its estimated residual value is amortized into net investment income during the period in which tax benefits are recognized.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The equity method is suspended if the carrying value of the investment is reduced to zero due to losses from the investment. Once the equity method is suspended, losses are not recorded until the investment returns to profitability and the equity method is resumed. However, if the Company has guaranteed obligations of the investment or is otherwise committed to provide further financial support for the investment, losses will continue to be reported up to the amount of those guaranteed obligations or commitments.

Refer to Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

k.	Derivatives

Interest rate swaps and credit default index swaps associated with replicated assets are valued at amortized cost and all other derivative types are carried at fair value, which is based primarily upon quotations obtained from counterparties and independent sources. The quotations from counterparties and independent sources are compared to internally derived prices and a price challenge is lodged with the counterparties and independent sources when a significant difference cannot be explained by appropriate adjustments to the internal model. When quotes from counterparties and independent sources are not available or are considered not reliable, the internally derived value is recorded. Changes in the fair value of these instruments other than interest rate swaps associated with replicated assets are recorded as unrealized capital gains (losses) in surplus. Gains and losses realized on settlement, termination, closing or assignment of contracts are recorded as realized capital gains (losses). Amounts receivable and payable are accrued as net investment income.

l.	Cash, cash equivalents and short-term investments

The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash and cash equivalents and carries them at amortized cost.

Short-term investments, which are carried at amortized cost, consist of all highly liquid investments purchased with maturities of greater than three months and less than or equal to 12 months. Investments in short-term bonds and money market mutual funds are classified as short-term investments.

The carrying value reported in the Statutory Statements of Financial Position for cash, cash equivalents and short-term investment instruments approximates the fair value.

m.	Investment income due and accrued

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date.

n.	Other than invested assets

Other than invested assets primarily includes deferred and uncollected premium, reinsurance recoverables, fixed assets and other receivables.

o.	Nonadmitted assets

Assets designated as nonadmitted by the NAIC primarily include pension plan assets, certain electronic data processing (EDP) equipment, advances and prepayments, certain investments in partnerships and LLCs for which qualifying audits are not performed, furniture and equipment, certain other receivables, uncollected premium greater than 90 days past due and certain intangible assets. Due and accrued income is nonadmitted on: (a) bonds delinquent more than 90 days or where collection of interest is improbable; (b) impaired bonds more than 60 days past due; (c) bonds in default; (d) mortgage loans in default where interest is 180 days past due; (e) rent in arrears for more than 90 days; and (f) policy loan interest due and accrued more than 90 days past due and included in the unpaid balance of the policy loan in excess of the cash surrender value of the underlying contract. Assets that are designated as nonadmitted are excluded from the Statutory Statements of Financial Position through a charge against surplus.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

p.	Separate accounts

Separate accounts are segregated funds administered and invested by the Company. Selection of the separate account investments is directed by group and individual variable annuity, variable life and other insurance contract holders/policyholders. The returns produced by separate account assets increase or decrease separate account reserves. Separate account assets consist principally of marketable securities reported at fair value. Except for the Company’s seed money and supplemental accounts, as noted below, and certain guaranteed separate accounts issued in Minnesota, separate account assets can only be used to satisfy separate account liabilities and are not available to satisfy the general obligations of the Company. Separate account administrative and investment advisory fees are included in fees and other income.

Assets may be transferred from the general investments of the Company to seed the separate accounts. When assets are transferred to separate accounts, they are transferred at fair market value on the date the transaction occurs. Gains related to the transfer are deferred to the extent that the Company maintains a proportionate interest in the separate account. The deferred gain is recognized as the Company’s ownership decreases or when the separate account sells the underlying asset during the normal course of business. Losses associated with these transfers are recognized immediately.

Separate accounts reflect two categories of risk assumption: nonguaranteed separate accounts for which the contract holder/policyholder assumes the investment risk and guaranteed separate accounts for which the Company contractually guarantees either a minimum return or minimum account value to the contract holder/policyholder. For certain guaranteed separate account products such as interest rate guaranteed products and indexed separate account products, reserve adequacy is performed on a contract by contract basis using, as applicable, prescribed interest rates, mortality rates and asset risk deductions. If the outcome from this adequacy analysis produces a deficiency relative to the current account value, a liability is recorded in policyholders’ reserves or liabilities for deposit-type contracts in the Statutory Statements of Financial Position with the corresponding change in the liability recorded as change in policyholders’ reserves or policyholders’ benefits in the Statutory Statements of Operations.

Premium income, benefits and expenses of the separate accounts are included in the Statutory Statements of Operations with the offset recorded in policyholders’ reserves. Investment income and realized capital gains (losses) on the assets of separate accounts, other than seed money, accrue to contract holders/policyholders and are not recorded in the Statutory Statements of Operations. Unrealized capital gains (losses) on assets of separate accounts accrue to contract holders/policyholders and, accordingly, are reflected in the separate account liability to the contract holder/policyholder.

q.	Policyholders’ reserves

Policyholders’ reserves provide for the present value of estimated future obligations in excess of estimated future premium on policies in force.

Reserves for individual life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium or Commissioners’ Reserve Valuation Method bases using the American Experience or the 1941, 1958, 1980 or the 2001 Commissioners’ Standard Ordinary mortality tables with assumed interest rates. Reserves for disability riders associated with life contracts are calculated using morbidity rates from the 1952 Period 2 Intercompany Disability Table, modified to reflect the Company’s morbidity experience.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices.

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The Company charges a higher premium on certain contracts that cover substandard mortality risk. For these policies, the reserve calculations are based on a substandard mortality rate, which is a multiple of the standard mortality tables.

Certain variable universal life and universal life contracts include features such as guaranteed minimum death benefits (GMDB) or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit. The liability for variable and universal life GMDBs and other guarantees is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves.

Reserves for individual and group payout annuities are developed using accepted actuarial methods computed principally under Commissioners’ Annuity Reserve Valuation Method (CARVM) using applicable interest rates and mortality tables. Individual payout annuities primarily use the 1971 and 1983 Individual Annuity Mortality and Annuity 2000 tables. Group payout annuities primarily use the 1983 Group Annuity Mortality and 1994 Group Annuity Reserving tables.

Certain individual variable annuity products issued by the Company have offered or continue to offer a variety of additional guarantees such as GMDBs and variable annuity guaranteed living benefits (VAGLB). The primary types of VAGLBs include guaranteed minimum accumulation benefits (GMAB), guaranteed minimum income benefits (GMIB) including GMIB Basic and GMIB Plus and guaranteed minimum withdrawal benefits (GMWB). In general, these benefit guarantees require the contract owner or policyholder to adhere to a company-approved asset allocation strategy. The liabilities for individual variable annuity GMDBs and VAGLBs are included in policyholders’ reserves and the related changes in these liabilities are included in change in policyholders’ reserves.

Variable annuity GMDBs provide a death benefit in excess of the contract value if the contract value is less than the guaranteed minimum amount. Some contracts provide that guarantee upon the contract owner’s death and others provide it upon the annuitant’s death. This amount may be based on a return of premium (the premium paid generally adjusted for withdrawals), a roll-up (an accumulation of premium at a specified interest rate adjusted for withdrawals), a reset (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is allowed to decrease when reset) or a ratchet (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is never allowed to decrease when reset). For a variable annuity contract, a decline in the stock market causing the contract value to fall below the guaranteed specified amount will increase the net amount at risk, which is the GMDBs in excess of the contract value.

GMABs provide the annuity contract holder with a guaranteed minimum contract value at the end of the product’s guarantee period. If the contract value is below that guarantee at the end of the period, the contract value is increased to the guaranteed minimum account benefit value and the contract continues from that point. Options for the guarantee period are ten, twenty and twenty-six years.

GMWBs provide the annuity contract holder with a guarantee that a minimum amount will be available for withdrawal annually for life regardless of the contract value.

GMIBs provide the annuity contract holder with a guaranteed minimum amount when the contract is annuitized. The GMIBs would be beneficial to the contract holder if the contract holder’s contract value would otherwise not provide a higher annuitization value using currently offered rates at the time of annuitization. GMIBs generally anticipate payout between ages 60 and 90. The Company first issued GMIB Basic in 2002 and suspended issuing these contracts in August 2007. These GMIB Basic contracts cannot be annuitized within seven years of issuance and do not have access to the guarantee value other than through annuitization.

GMIB Plus replaced GMIB Basic and was available from September 2007 through March 2009. GMIB Plus includes a product version, which provides a minimum floor amount that can be applied to an annuity option. The GMIB Plus value is equal to the initial purchase amount increased by a compound annual interest rate. If a contract owner takes a withdrawal, the GMIB Plus value is recalculated by making an adjustment for withdrawals. There are two types of adjustments for withdrawals: (1) Dollar for dollar adjustment – during each contract year, the GMIB Plus value will be lower for each dollar that is withdrawn up to and equal to the current contract year interest credited on the GMIB Plus value; (2) Pro-rata adjustment – during each contract year, for any amount withdrawn

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

that exceeds the current contract year interest credited on the GMIB Plus value, the GMIB Plus value will be further reduced by a pro-rata adjustment. Such a withdrawal will negatively impact the GMIB Plus value. GMIB Plus cannot be annuitized within ten years of contract issuance as the rider can only be exercised after a ten year waiting period has elapsed. This guarantee was only available upon contract issuance.

Reserves for individual and group fixed deferred annuities are developed using accepted actuarial methods computed principally under CARVM using applicable interest rates and mortality tables. Individual deferred annuities primarily use the 1971 and 1983 Individual Annuity Mortality and Annuity 2000 tables. Group deferred annuities primarily use the 1983 Group Annuity Mortality and 1994 Group Annuity Reserving tables.

Reserves for individual and group variable deferred annuities are developed using accepted actuarial methods computed principally under CARVM for variable annuities using applicable interest rates and mortality tables. Individual variable deferred annuities primarily use the 1994 Minimum Guaranteed Death Benefit or Annuity 2000 tables. The liability is evaluated under both a standard scenario and stochastic scenarios net of currently held applicable hedge asset cash flows. The Company holds the reserve liability valuation at the higher of the standard or stochastic scenario values. Based on the Company’s currently held hedges, if market interest rates increase, the fair value of the Company hedges would decrease in value and reserves would decrease. Should market interest rates decrease, the fair value of the Company hedges would increase in value and reserves would increase. In addition, the Company elected to hold additional reserves above those indicated based on the stochastic or standard scenario in order to maintain a prudent level of reserve adequacy.

The standard scenario is a prescriptive reserve with minimal company discretion. The primary driver of the standard scenario result is the composition of the in force policies, with the key factor being the extent to which the product guarantees are “in the money.” The value of the reserve guarantees under the standard scenario is driven primarily by equity markets.

For the stochastic scenarios, the Company uses the American Academy of Actuaries’ scenarios. Prudent estimate assumptions are used for mortality, expenses and commissions, investment management fees, taxes and policyholder behavior including lapses, partial withdrawals, annuitization and additional premium. These assumptions are consistent with those used for asset adequacy testing and are based on Company experience. Stochastic reserves are driven by the degree that the variable annuity benefits are “in the money” at projected interest rates and equity market levels, expenses, discount rates, net derivative values, and policyholder behavior.

Separate accounts include certain group annuity contracts used to fund retirement plans that offer a guarantee of a contract holder’s principal, which can be withdrawn over a stated period of time. These contracts offer a stated rate of return backed by the Company. Contract payments are not contingent upon the life of the retirement plan participants.

Disability income policy reserves are generally calculated using the two-year preliminary term method and actuarially accepted morbidity tables using the 1964 Commissioners’ Disability Table and the 1985 Commissioners’ Individual Disability Table A with assumed interest and mortality rates in accordance with applicable statutes and regulations.

Disabled life claim reserves are generally calculated using actuarially accepted methodologies and actuarially accepted morbidity tables using the 1964 Commissioners’ Disability Table and 1985 Commissioners’ Individual Disability Tables A and C with assumed interest rates in accordance with applicable statutes and regulations.

Long-term care policy reserves are generally calculated using the one-year preliminary term method and actuarially accepted morbidity, mortality and lapse tables with assumed interest rates in accordance with applicable statutes and regulations.

Long-term care claim reserves are generally calculated using actuarially accepted methodologies and actuarially accepted morbidity tables with assumed interest rates in accordance with applicable statutes and regulations.

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Unpaid claims and claim expense reserves are related to disability and long-term care claims. Unpaid disability claim liabilities are projected based on the average of the last three disability payments. Claim expense reserves are based on an analysis of the unit expenses related to the processing and examination of new and ongoing claims. Interest accrued on reserves is calculated by applying NAIC prescribed interest rates to the average reserves by incurral year.

Tabular interest, tabular reserves less actual reserves released, and tabular cost for all life and annuity contracts and supplementary contracts involving life contingencies are determined in accordance with NAIC Annual Statement instructions. For tabular interest, whole life and term products use a formula that applies a weighted average interest rate determined from a seriatim valuation file to the mean average reserves. Universal life, variable life, group life, annuity and supplemental contracts use a formula that applies a weighted average credited rate to the mean account value. For contracts without an account value (e.g., a Single Premium Immediate Annuity) a weighted average statutory valuation rate is applied to the mean statutory reserve or accepted actuarial methods using applicable interest rates are applied.

All policyholders’ reserves and accruals are presented net of reinsurance. Management believes that these liabilities and accruals represent management’s best estimate and will be sufficient, in conjunction with future revenues, to meet future anticipated obligations of policies and contracts in force.

In order to maintain a prudent level of reserve adequacy, the Company elected to hold additional insurance reserves over and above the amounts calculated by the methods described above.

r.	Liabilities for deposit-type contracts

Liabilities for funding agreements, dividend accumulations, premium deposit funds, investment-type contracts such as supplementary contracts not involving life contingencies and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates.

s.	Participating contracts

Participating contracts are those that may be eligible to share in any dividends declared by the Company. Participating contracts issued by the Company represented 58% of the Company’s policyholders’ reserves and liabilities for deposit-type contracts as of December 31, 2014 and 2013.

t.	Policyholders’ dividends

Dividends expected to be paid to policyholders in the following year are approved annually by MassMutual’s Board of Directors and are recorded as an expense in the current year. The allocation of these dividends to policyholders reflects the relative contribution of each group of participating policies to surplus and considers, among other factors, investment returns, mortality and morbidity experience, expenses and taxes. The liability for policyholders’ dividends includes the estimated amount of annual dividends and settlement dividends. A settlement dividend is an extra dividend payable at termination of a policy upon maturity, death or surrender.

u.	Asset valuation reserve

The Company maintains an AVR that is a contingency reserve to stabilize surplus against fluctuations in the statement value of common stocks, real estate, partnerships and LLCs as well as credit-related changes in the value of bonds, preferred stocks, mortgage loans, and certain derivatives. The AVR is reported as a liability and the change in AVR, net of tax, is reported in surplus.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

v.	Interest maintenance reserve

The Company maintains an IMR that is used to stabilize net income against fluctuations in interest rates. After-tax realized capital gains (losses), which result from changes in interest rates for all types of fixed-income investments and interest-related hedging activities, are deferred into the IMR and amortized into revenue using the grouped amortization method. The IMR is included in other liabilities or if negative, is nonadmitted.

w.	Repurchase agreements

The Company has entered into repurchase agreements whereby the Company sells securities and simultaneously agrees to repurchase the same or substantially the same securities. These repurchase agreements are accounted for as collateralized borrowings with the proceeds from the sale of the securities recorded as a liability and the underlying securities continue to be recorded as an investment by the Company. Earnings on these investments are recorded as investment income and the difference between the proceeds and the amount at which the securities will be subsequently reacquired is amortized as interest expense. Repurchase agreements are used as a tool for overall portfolio management to help ensure the Company maintains adequate assets in order to provide yield, spread and duration to support liabilities and other corporate needs.

The Company provides collateral, as dictated by the repurchase agreements, to the counterparty in exchange for a loan. If the fair value of the securities sold becomes less than the loan, the counterparty may require additional collateral.

The carrying value, which is at cost, reported in the Statutory Statements of Financial Position for repurchase agreements approximates the fair value.

x.	Commercial paper

The Company issues commercial paper in the form of unsecured notes (Notes). Interest on the Notes is calculated using a 360-day year based on the actual number of days elapsed. Due to the short-term nature of the Notes, the carrying value approximates fair value.

y.	Other liabilities

Other liabilities primarily consist of interest due on derivatives, the IMR, amounts held for agents, remittances and items not allocated, pending securities settlements and unearned income.

z.	Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business to limit its insurance risk. The Company also assumed business associated with Retirement Plans Group (RPG). Refer to Note 10. “Reinsurance” for discussion of the RPG transaction.

Premium income, benefits to policyholders and policyholders’ reserves are stated net of reinsurance. Premium, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid, but not yet reimbursed by the reinsurer and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded and modified coinsurance reserve adjustments on reinsurance ceded are recorded as revenue.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

aa.	Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy. However, premium for flexible products, primarily universal life and variable universal life contracts, is recognized as revenue when received. Annuity premium is recognized as revenue when received. Disability income and long-term care premium is recognized as revenue when due.

Premium revenue is adjusted by the related deferred premium adjustment. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments. Commissions and other costs related to issuance of new policies and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses.

bb.	Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)

Realized capital gains (losses), net of taxes, exclude gains (losses) deferred into the IMR and gains (losses) of the separate accounts. Realized capital gains (losses), including OTTI, are recognized in net income and are determined using the specific identification method.

Bonds - general

The Company employs a systematic methodology to evaluate OTTI by conducting a quarterly analysis of all bonds. The impairment review process provides a framework for deriving OTTI in a manner consistent with market participant assumptions. The Company considers the following factors, where applicable depending on the type of securities, in the evaluation of whether a decline in value is other than temporary: (a) the likelihood that the Company will be able to collect all amounts due according to the contractual terms of the debt security; (b) the present value of the expected future cash flows of the security; (c) the characteristics, quality and value of the underlying collateral or issuer securing the position; (d) collateral structure; (e) the length of time and extent to which the fair value has been below amortized cost; (f) the financial condition and near-term prospects of the issuer; (g) adverse conditions related to the security or industry; (h) the rating of the security; and (i) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery to amortized cost.

The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

For corporate securities, if it is determined that a decline in the fair value of a bond is other than temporary, an OTTI is recognized in earnings as a realized loss equal to the difference between the investment’s amortized cost basis and, generally, its fair value at the balance sheet date. For loan-backed and structured securities, if the present value of cash flows expected to be collected is less than the amortized cost basis of the security, an OTTI is recognized in earnings as a realized loss equal to the difference between the investment’s amortized cost basis and the present value of cash flows expected to be collected. The expected cash flows are discounted at the security’s effective interest rate. Internal inputs used in determining the amount of the OTTI on structured securities include collateral performance, prepayment speeds, default rates, and loss severity based on borrower and loan characteristics, as well as deal structure including subordination, over-collateralization and cash flow priority. In addition, if the Company has the intent to sell, or the inability, or lack of intent to retain the investment for a period sufficient to recover the amortized cost basis, an OTTI is recognized in earnings as a realized loss equal to the entire difference between the investment’s amortized cost basis and its fair value at the balance sheet date.

When a bond is other-than-temporarily impaired, a new cost basis is established. For loan-backed and structured securities, any difference between the new amortized cost basis and any increased present value of future cash flows expected to be collected is accreted into net investment income over the expected remaining life of the bond.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Bonds - structured and loan-backed securities

ABS and MBS are evaluated for OTTI on a quarterly basis using scenarios customized by collateral type. Cash flow estimates are based on various assumptions and inputs obtained from external industry sources along with internal analysis and actual experience. Assumptions are based on the specifics of each security including collateral type, loan type, vintage and subordination level in the structure. Where applicable, assumptions include prepayment speeds, default rates and loss severity, weighted average maturity and changes in the collateral values.

The Company has a review process for determining if CDOs are at risk for OTTI. For the senior, mezzanine and junior debt tranches, cash flows are modeled using five scenarios based on the current ratings and values of the underlying corporate credit risks and incorporating prepayment and default assumptions that vary according to collateral attributes of each CDO. The prepayment and default assumptions are varied within each model based upon rating (base case), historical expectations (default), rating change improvement (optimistic), rating change downgrade (pessimistic) and fair value (market). The default rates produced by these five scenarios are assigned an expectation weight according to current market and economic conditions and fed into a sixth scenario. OTTI is recorded if this sixth scenario results in the loss of any principal or interest payments due.

For the most subordinated junior CDO tranches, the present value of the projected cash flows in the sixth scenario is measured using an effective yield. If the current book value of the security is greater than the present value measured using an effective yield, an OTTI is taken in an amount sufficient to produce its effective yield. Certain CDOs cannot be modeled using all six scenarios because of limitations on the data needed for all scenarios. The cash flows for these CDOs, including foreign currency denominated CDOs, are projected using a customized scenario management believes is reasonable for the applicable collateral pool.

Common and preferred stock

The cost basis of common and preferred stocks is adjusted for impairments deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period sufficient to allow for a near-term recovery in value; and (c) the period and degree to which the value has been below cost. The Company conducts a quarterly analysis of issuers whose common or preferred stock is not-in-good standing or valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes.

Mortgage loans

The Company performs internal reviews at least annually to determine if individual mortgage loans are performing or nonperforming. The fair values of performing mortgage loans are estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For nonperforming loans, the fair value is the estimated collateral value of the underlying real estate. If foreclosure is probable, the Company will obtain an external appraisal.

Mortgage loans are considered to be impaired when, based upon current available information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. A valuation allowance is established, and recorded in net unrealized capital losses, for the excess of the carrying value of the mortgage loan over the fair value of its underlying collateral. Such information or events could include property performance, capital budgets, future lease roll, a property inspection as well as payment trends. Collectability and estimated decreases in collateral values are assessed on a loan-by-loan basis considering all events and conditions relevant to the loan. This evaluation, which is done on an individual loan basis, is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, as changes occur in the market or as negotiations with the borrowing entity evolve. If there is a change in the fair value of the underlying collateral or the estimated loss on the loan, the valuation allowance will be adjusted accordingly. An OTTI occurs upon the realization of a credit loss, typically through foreclosure or after a decision is made to accept a discounted payoff, and is recognized in realized capital losses. The previously recorded valuation allowance is reversed from unrealized capital losses. When an OTTI is recorded, a new cost basis is established reflecting management’s estimate of the fair value of the collateral.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Real estate

For real estate held for the production of income, depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. An impairment will be recorded if the property’s estimated future net operating cash flows over ten years, undiscounted and without interest charges, is less than book value.

Adjustments to the carrying value of real estate held for sale are recorded in a valuation reserve as realized capital losses when the fair value less estimated selling costs is less than the carrying value.

Partnerships and LLCs

When it is probable that the Company will be unable to recover the outstanding carrying value of an investment based on undiscounted cash flows, or there is evidence indicating an inability of the investee to sustain earnings to justify the carrying value of the investment, OTTI is recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment. The estimated fair value is determined by assessing the value of the partnership’s or LLC’s underlying assets, cash flow, current financial condition and other market factors.

For determining impairments in partnerships that generate LIHTCs, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a risk-free rate ranging from 0.3% for future benefits of two years to 2.8% for future benefits of ten or more years and compares the results to its current book values. Impairments are recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment.

Unrealized capital gains (losses)

Unrealized capital gains (losses) include changes in the fair value of derivatives, excluding interest rate swaps and credit default index swaps associated with replicated assets; currency translation adjustments on foreign-denominated bonds; changes in the fair value of unaffiliated common stocks; changes in the fair value of bonds and preferred stocks that are carried at fair value; and changes in the inflation adjustments on U.S. Treasury inflation-indexed securities. Changes in the Company’s equity investments in partnerships, LLCs and certain subsidiaries and affiliates are also reported as changes in unrealized capital gains (losses). Unrealized capital gains (losses) are recorded as a change in surplus net of tax.

cc.	Employee compensation plans

The Company has a long-term incentive compensation plan, under which certain employees of the Company and its subsidiaries may be issued phantom share-based compensation awards. These awards include Phantom Stock Appreciation Rights (PSARs) and Phantom Restricted Stock (PRS). These awards do not grant an equity or ownership interest in the Company.

PSARs provide the participant with the opportunity to share in the value created in the total enterprise. The PSAR value is the appreciation in the phantom stock price between the grant price and the share price at the time of exercise. Awards can only be settled in cash. PSARs cliff vest at the end of three years and expire five years after the date of grant. Vested PSARs may be exercised during quarterly two-week exercise periods prior to expiration. The compensation expense for an individual award is recognized over the service period.

PRS provide the participant with the opportunity to share in the value created in the total enterprise. Participants receive the full phantom share value (grant price plus/minus any change in share price) over the award period. Awards can only be settled in cash. PRS vests on a graded basis over five years, one third per year after years three, four and five. On each vesting date, a lump sum cash settlement is paid to the participant based on the number of

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

shares vested multiplied by the most recent phantom stock price. Compensation expense is recognized on the accelerated attribution method. The accelerated attribution method recognizes compensation expense over the vesting period by which each separate payout year is treated as if it were, in substance, a separate award.

All awards granted under the Company’s plans are compensatory classified awards. Compensation costs are based on the most recent quarterly calculated intrinsic value of the PSARs (current share price less grant price per share not less than zero) and PRS (current share price per share), considering vesting provisions, net of forfeiture assumptions and are included in the Statutory Statements of Financial Position as a liability in general expenses due or accrued. The compensation expense for an individual award is recognized over the service period. The cumulative compensation expense for all outstanding awards in any period is equal to the change in calculated liability period over period. The requisite service period for the awards is the vesting period. At the time of retirement, death or disability awards contain vesting conditions, whereby employees’ unvested awards immediately vest. This occurs on a pro-rata basis with immediate settlement for PRS and on an accelerated basis with a one-year exercise period for PSARs. A formula serves as the basis for the phantom share price, based on the management basis core operating earnings of the Company and its subsidiaries. This phantom share price is calculated and communicated to all participants quarterly and is used in calculating the liability of the Company based on intrinsic value.

dd.	Federal income taxes

Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the Statutory Statements of Operations as federal income tax expense if resulting from operations and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. Accordingly, the reporting of statutory to tax temporary differences, such as reserves and policy acquisition costs, and of statutory to tax permanent differences, such as tax-exempt interest and tax credits, results in effective tax rates in the Statutory Statements of Operations that differ from the federal statutory tax rate.

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NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

3.	New accounting standards

a.	Adoption of new accounting standards

In December 2013, the NAIC issued Statement of Statutory Accounting Principles (SSAP) No. 105, “Working Capital Finance Investments,” which establishes statutory accounting principles for working capital finance investments. This statement also amends SSAP No. 20, “Nonadmitted Assets,” to allow working capital finance investments as admitted assets to the extent they conform to the requirements of SSAP No. 105. This new guidance was effective January 1, 2014, and did not have an impact on the Company’s financial statements.
In December 2013, the NAIC adopted modifications to SSAP No. 26, “Bonds, Excluding Loan-Backed and Structured Securities,” to clarify the amortization requirements for bonds with make-whole call provisions and bonds that are continuously callable. These revisions do not allow insurers to consider make-whole call provisions in determining the timeframe for amortizing bond premium or discount unless information is known by the reporting entity indicating that the issuer is expected to invoke the provision. These clarifying changes were effective January 1, 2014, and did not have a significant impact on the Company’s financial statements.

b.	Future adoption of new accounting standards

In December 2014, the NAIC issued guidance addressing the accounting and reporting for single real estate property investments that are directly and wholly-owned through LLCs. Current statutory accounting guidance for real estate investments is in SSAP No. 40, “Real Estate Investments” (SSAP No. 40), and guidance for investments in joint ventures, partnerships, and LLCs is in SSAP No. 48, “Joint Ventures, Partnerships and Limited Liability Companies” (SSAP No. 48). The Company owns certain real estate investments through an LLC to provide it with a liability shield against the risks of directly holding the real estate. Single property real estate that is wholly-owned (100%) by a single reporting entity in an LLC is in substance a real estate investment. This guidance, issued as SSAP No. 40 Revised, “Real Estate Investments” (SSAP No. 40R), which is effective January 1, 2015, would require that single real estate property investments that are directly and wholly-owned through an LLC be accounted for and reported as directly owned real estate provided that certain criteria are met. Additionally, for investments meeting the criteria that were previously reported within SSAP No. 48, and owned as of the effective date, the reporting entity shall recognize a cumulative effect of a change in accounting principle as if the entity had followed the revisions of SSAP No. 40R since acquisition of the property. Any change that results from applying these revisions should be accounted for as a change in accounting principle in accordance with SSAP No. 3, “Accounting Changes and Corrections of Errors.” The Company does not expect the adoption of this guidance to have a significant impact on its financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

4.	Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment.

a.	Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2014

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(In Millions)

U.S. government and agencies	$7,395	$814	$3	$8,206
All other governments	526	43	9	560
States, territories and possessions	1,735	152	3	1,884
Political subdivisions	493	48	1	540
Special revenue	4,562	826	4	5,384
Industrial and miscellaneous	54,482	3,296	455	57,323
Parent, subsidiaries and affiliates	5,526	268	15	5,779

Total	$74,719	$5,447	$490	$79,676

Note: The unrealized losses exclude $22 million of losses embedded in the carrying value, which include $21 million from NAIC Category 6 bonds and $1 million from RMBS and CMBS whose ratings were obtained from outside modelers.

	December 31, 2013

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(In Millions)

U.S. government and agencies	$6,553	$461	$53	$6,961
All other governments	211	24	8	227
States, territories and possessions	1,667	47	53	1,660
Political subdivisions	227	17	4	241
Special revenue	4,461	440	26	4,875
Industrial and miscellaneous	48,652	2,313	897	50,068
Parent, subsidiaries and affiliates	5,425	317	19	5,723

Total	$67,196	$3,619	$1,060	$69,755

Note: The unrealized losses exclude $37 million of losses embedded in the carrying value, which include $36 million from NAIC Category 6 bonds and $1 million from RMBS and CMBS whose ratings were obtained from outside modelers.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The quality of the bond portfolio is determined by the use of SVO ratings and the equivalent rating agency designations, except for RMBS and CMBS that use outside modelers. The following sets forth the NAIC class ratings for the bond portfolio including RMBS and CMBS:

		December 31,
		2014		2013
NAIC Class	Equivalent Rating Agency Designation	Carrying Value	% of Total	Carrying Value	% of Total
		($ In Millions)

1	Aaa/ Aa/ A	$43,644	58%	$38,974	58%
2	Baa	25,275	34	23,752	35
3	Ba	2,556	3	1,847	3
4	B	1,931	3	1,708	2
5	Caa and lower	813	1	525	1
6	In or near default	500	1	390	1
	Total	$74,719	100%	$67,196	100%

The following summarizes NAIC designations for RMBS and CMBS subject to NAIC modeling:

	December 31,
	2014				2013
	RMBS		CMBS		RMBS		CMBS
NAIC Class	Carrying Value	% of Total	Carrying Value	% of Total	Carrying Value	% of Total	Carrying Value	% of Total
	($ In Millions)

1	$1,169	100%	$2,661	100%	$1,493	100%	$2,935	100%
2	4	-	8	-	-	-	-	-
3	-	-	-	-	3	-	8	-
4	-	-	-	-	-	-	7	-
5	-	-	-	-	2	-	-	-
6	-	-	5	-	-	-	2	-
	$1,173	100%	$2,674	100%	$1,498	100%	$2,952	100%

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is a summary of the carrying value and fair value of bonds as of December 31, 2014 by contractual maturity. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without prepayment penalties. Securities not due on a single maturity date are included as of the final maturity date.

	Carrying Value	Fair Value

	(In Millions)

Due in one year or less	$4,993	$5,067
Due after one year through five years	14,861	15,567
Due after five years through ten years	24,296	25,522
Due after ten years	30,569	33,520

Total	$74,719	$79,676

Sales proceeds and related gross realized capital gains (losses) from bonds were as follows:

	Years Ended December 31,
	2014	2013	2012

	(In Millions)

Proceeds from sales	$5,429	$7,837	$5,104
Gross realized capital gains from sales	448	245	292
Gross realized capital losses from sales	(54)	(195)	(38)

The following is a summary of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position:

	December 31, 2014

	Less Than 12 Months			12 Months or Longer

	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers

	($ In Millions)

U.S. government and agencies	$-	$-	-	$153	$3	4
All other governments	114	7	21	33	2	18
States, territories and possessions	40	1	2	90	2	6
Political subdivisions	-	-	-	3	1	1
Special revenue	-	-	-	112	4	164
Industrial and miscellaneous	10,434	281	1,121	5,131	180	610
Parent, subsidiaries and affiliates	558	17	12	146	13	6

Total	$11,146	$306	1,156	$5,668	$205	809

Note: The unrealized losses include $22 million of losses embedded in the carrying value, which include $21 million from NAIC Category 6 bonds and $1 million from RMBS and CMBS whose ratings were obtained from outside modelers.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2013

	Less Than 12 Months			12 Months or Longer

	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers

	($ In Millions)

U.S. government and agencies	$1,820	$51	7	$52	$3	3
All other governments	46	5	27	29	4	18
States, territories and possessions	641	48	41	32	6	3
Political subdivisions	52	4	8	—	—	—
Special revenue	584	20	167	72	5	142
Industrial and miscellaneous	16,056	697	1,299	2,412	202	402
Parent, subsidiaries and affiliates	169	3	8	642	49	10

Total	$19,368	$828	1,557	$3,239	$269	578

Note: The unrealized losses include $37 million of losses embedded in the carrying value, which include $36 million from NAIC Category 6 bonds and $1 million from RMBS and CMBS whose ratings were obtained from outside modelers.

Based on the Company’s policies, as of December 31, 2014 and 2013, the Company has not deemed these unrealized losses to be other than temporary because the investment’s carrying value is expected to be realized based on the Company’s impairment review process and the Company has the ability and intent not to sell these investments until recovery, which may be at maturity.

As of December 31, 2014, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $7,163 million. Securities in an unrealized loss position for less than 12 months had a fair value of $5,055 million and unrealized losses of $81 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $2,108 million and unrealized losses of $72 million. These securities were primarily categorized as industrial and miscellaneous or parent, subsidiaries and affiliates.

As of December 31, 2013, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $4,642 million. Securities in an unrealized loss position for less than 12 months had a fair value of $3,446 million and unrealized losses of $70 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $1,196 million and unrealized losses of $67 million. These securities were primarily categorized as industrial and miscellaneous or parent, subsidiaries and affiliates.

In the course of the Company’s investment management activities, securities may be sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. The Company did not sell any securities with the NAIC Designation 3 or below for the years ended December 31, 2014 or 2013, that were reacquired within 30 days of the sale date.

The Company had assets which were on deposit with government authorities or trustees as required by law in the amount of $9 million as of December 31, 2014 and 2013.

Residential mortgage-backed exposure

RMBS are included in the U.S. government, special revenue, and industrial and miscellaneous bond categories. The Alt-A category includes option adjustable rate mortgages and the subprime category includes ‘scratch and dent’ or reperforming pools, high loan-to-value pools, and pools where the borrowers have very impaired credit but the average loan-to-value is low, typically 70% or below. In identifying Alt-A and subprime exposure, management used a combination of qualitative and quantitative factors, including FICO scores and loan-to-value ratios.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2014, RMBS had a total carrying value of $2,289 million and a fair value of $2,607 million, of which approximately 22%, based on carrying value, was classified as Alt-A. Alt-A and subprime RMBS had a total carrying value of $1,016 million and a fair value of $1,210 million.

As of December 31, 2013, RMBS had a total carrying value of $2,792 million and a fair value of $3,110 million, of which approximately 25%, based on carrying value, was classified as Alt-A. Alt-A and subprime RMBS had a total carrying value of $1,298 million and a fair value of $1,494 million.

During the year ended December 31, 2014, there were no significant credit downgrades for the securities held by the Company that were backed by residential mortgage pools.

Leveraged loan exposure

Leveraged loans are loans extended to companies that already have considerable amounts of debt. The Company reports leveraged loans as bonds. These leveraged loans have interest rates higher than typical loans, reflecting the additional risk of default from issuers with high debt-to-equity ratios.

As of December 31, 2014, total leveraged loans and leveraged loan CDOs had a carrying value of $10,056 million and a fair value of $10,149 million, of which approximately 89%, based on carrying value, were domestic leveraged loans and CDOs.

As of December 31, 2013, total leveraged loans and leveraged loan CDOs had a carrying value of $7,324 million and a fair value of $7,558 million, of which approximately 83%, based on carrying value, were domestic leveraged loans and CDOs.

Commercial mortgage-backed exposure

The Company holds bonds backed by pools of commercial mortgages. The mortgages in these pools have varying risk characteristics related to underlying collateral type, borrower’s risk profile and ability to refinance, and the return provided to the borrower from the underlying collateral. These investments had a carrying value of $2,758 million and fair value of $2,880 million as of December 31, 2014 and a carrying value of $3,059 million and fair value of $3,164 million as of December 31, 2013.

b.	Preferred stocks

The carrying value and fair value of preferred stocks were as follows:

	December 31,
	2014	2013

	(In Millions)

Carrying value	$525	$494
Gross unrealized gains	21	16
Gross unrealized losses	(15)	-

Fair value	$531	$510

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2014, investments in preferred stocks in an unrealized loss position included holdings with a fair value of $112 million in 3 issuers, none of which were in an unrealized loss position more than 12 months. As of December 31, 2013, investments in preferred stocks in an unrealized loss position included holdings with a fair value of $14 million in 7 issuers, none of which were in an unrealized loss position more than 12 months. Based upon the Company’s impairment review process discussed in Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” the decline in value of these securities was not considered to be other than temporary as of December 31, 2014 or 2013.

The Company held preferred stocks for which the transfer of ownership was restricted by contractual requirements with carrying values of $260 million as of December 31, 2014 and $412 million as of December 31, 2013.

c.	Common stocks - unaffiliated

The adjusted cost basis and carrying value of unaffiliated common stocks were as follows:

	December 31,
	2014	2013

	(In Millions)

Adjusted cost basis	$1,090	$886
Gross unrealized gains	172	124
Gross unrealized losses	(74)	(82)

Carrying value	$1,188	$928

As of December 31, 2014, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of $426 million in 159 issuers, $55 million of which were in an unrealized loss position more than 12 months. As of December 31, 2013, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of $490 million in 102 issuers, $69 million of which were in an unrealized loss position more than 12 months. Based upon the Company’s impairment review process discussed in Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” the decline in value of these securities was not considered to be other than temporary as of December 31, 2014 or 2013.

The Company held common stocks for which the transfer of ownership was restricted by contractual requirements with carrying values of $193 million as of December 31, 2014 and $262 million as of December 31, 2013.

d.	Common stocks - subsidiaries and affiliates

The Company has two primary domestic life insurance subsidiaries, C.M. Life, which primarily provides fixed and variable annuities and universal life insurance business, and MML Bay State, a subsidiary of C.M. Life, which primarily issues variable life and bank-owned life insurance policies.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Summarized below is combined statutory financial information for the unconsolidated domestic life insurance subsidiaries:

	As of and for Years Ended
	December 31,
	2014	2013	2012

	(In Billions)

Total revenue	$0.8	$0.9	$0.9
Net income	0.2	0.2	0.1
Assets	13.2	13.4	12.9
Liabilities	11.9	12.3	11.9
Shareholder’s equity	1.3	1.1	1.0

MMHLLC is the parent of subsidiaries that include OppenheimerFunds, Inc. (OFI), Babson Capital Management LLC (Babson Capital), Baring Asset Management Limited (Baring) and its investment in international life insurance operations in Japan and Hong Kong; these subsidiaries deal in markets that include retail and institutional asset management entities, registered broker dealers, and international life and annuity operations.

Summarized below is U.S. GAAP financial information for MMHLLC:

	As of and for Years Ended
	December 31,
	2014	2013	2012

	(In Billions)

Total revenue	$7.3	$6.5	$6.2
Net income	0.5	0.3	0.2
Assets	49.4	50.0	53.5
Liabilities	40.4	40.2	43.6
Member’s equity	9.0	9.8	9.9

The U.S. GAAP equity values in the preceding table consist of MMHLLC statutory carrying values of $5,549 million and $4,491 million as of December 31, 2014 and 2013, respectively, plus the carrying value of MMHLLC that is nonadmitted under statutory accounting principles. The current fair value of MMHLLC remains significantly greater than its statutory carrying value.

The Company received $50 million, $175 million and $25 million of cash dividends, recorded in net investment income, from MMHLLC in 2014, 2013 and 2012, respectively. In 2014, the Company contributed capital of $85 million to MMHLLC. In 2013, the Company did not contribute capital to MMHLLC.

MMHLLC’s subsidiaries are involved in litigation and investigations arising in the ordinary course of their business, which seek both compensatory and punitive damages and equitable remedies. Although the Company is not aware of any actions or allegations that reasonably should give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular proceeding may be material to the Company’s Statutory Statements of Changes in Surplus for a particular period depending upon, among other factors, the size of the loss and the level of the Company’s changes in surplus for the period.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company did not hold common stocks of subsidiaries and affiliates for which the transfer of ownership was restricted by contractual requirements as of December 31, 2014. The Company held common stocks of subsidiaries and affiliates for which the transfer of ownership was restricted by contractual requirements with a carrying value of $461 million as of December 31, 2013.

The Company does not rely on dividends from its subsidiaries to meet its operating cash flow requirements. For the domestic life insurance subsidiaries, substantially all of their statutory shareholder’s equity of approximately $1.3 billion as of December 31, 2014 was subject to dividend restrictions imposed by various state regulations.

e.	Mortgage loans

Mortgage loans are comprised of commercial mortgage loans and residential mortgage loans. The Company’s commercial mortgage loans primarily finance various types of real estate properties throughout the U.S., the United Kingdom and Canada. The Company holds commercial mortgage loans for which it is the primary lender and mezzanine loans that are subordinate to senior secured first liens. The Company has negotiated provisions, with the senior lender, within the loan documents to maximize influence with the objective of mitigating the Company’s risks as the secondary lender for mezzanine loans. Commercial mortgage loans have varying risk characteristics including, among others, the borrower’s liquidity, the underlying percentage of completion of a project, the returns generated by the collateral, the refinance risk associated with maturity of the loan and deteriorating collateral value.

Residential mortgage loans are primarily seasoned pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration (FHA) and Veterans Administration (VA) guarantees. As of December 31, 2014 and 2013, the Company did not have any direct subprime exposure through the purchases of unsecuritized whole-loan pools.

Geographical concentration is considered prior to the purchase of mortgage loans and residential mortgage loan pools. The mortgage loan portfolio is diverse with no significant concentrations in any particular geographic region as of December 31, 2014 or 2013.

The carrying value and fair value of the Company’s mortgage loans were as follows:

	December 31,
	2014		2013

	Carrying Value	Fair Value	Carrying Value	Fair Value

	(In Millions)

Commercial mortgage loans:
Primary lender	$17,540	$18,157	$14,604	$14,749
Mezzanine loans	45	47	43	45

Total commercial mortgage loans	17,585	18,204	14,647	14,794

Residential mortgage loans:
FHA insured and VA guaranteed	1,763	1,729	1,806	1,751
Other residential loans	9	9	12	12

Total residential mortgage loans	1,772	1,738	1,818	1,763

Total mortgage loans	$19,357	$19,942	$16,465	$16,557

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2014, scheduled mortgage loan maturities for commercial and residential loans were as follows (in millions):

2015	$1,045
2016	2,297
2017	1,602
2018	1,105
2019	1,322
Thereafter	10,214

Commercial mortgage loans	17,585
Residential mortgage loans	1,772

Total	$19,357

The Company uses an internal rating system as its primary method of monitoring credit quality. The following illustrates the Company’s mortgage loan portfolio categorized by what it believes is the equivalent rating agency designation:

	December 31, 2014

	AAA/AA/A	BBB	BB	B	CCC and Lower	Total

	(In Millions)

Commercial mortgage loans:
Primary lender	$8,428	$7,296	$1,636	$156	$24	$17,540
Mezzanine loans	-	35	10	-	-	45

Total commercial mortgage loans	8,428	7,331	1,646	156	24	17,585

Residential mortgage loans:
FHA insured and VA guaranteed	1,763	-	-	-	-	1,763
Other residential loans	9	-	-	-	-	9

Total residential mortgage loans	1,772	-	-	-	-	1,772

Total mortgage loans	$10,200	$7,331	$1,646	$156	$24	$19,357

	December 31, 2013

	AAA/AA/A	BBB	BB	B	CCC and Lower	Total

	(In Millions)

Commercial mortgage loans:
Primary lender	$6,982	$5,948	$1,026	$522	$126	$14,604
Mezzanine loans	-	34	5	-	4	43

Total commercial mortgage loans	6,982	5,982	1,031	522	130	14,647

Residential mortgage loans:
FHA insured and VA guaranteed	1,806	-	-	-	-	1,806
Other residential loans	12	-	-	-	-	12

Total residential mortgage loans	1,818	-	-	-	-	1,818

Total mortgage loans	$8,800	$5,982	$1,031	$522	$130	$16,465

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The loan-to-value ratios by property type of the Company’s commercial mortgage loans were as follows:

	December 31, 2014

	Less Than	81% to	Above		% of
	80%	95%	95%	Total	Total

	($ In Millions)

Office	$6,013	$105	$28	$6,146	36%
Apartments	4,266	5	14	4,285	24
Industrial and other	3,036	391	-	3,427	19
Retail	1,937	-	15	1,952	11
Hotels	1,760	-	15	1,775	10

Total	$17,012	$501	$72	$17,585	100%

	December 31, 2013

	Less Than	81% to	Above		% of
	80%	95%	95%	Total	Total

	($ In Millions)

Office	$5,246	$151	$138	$5,535	38%
Apartments	3,169	12	80	3,261	22
Industrial and other	2,737	161	4	2,902	20
Retail	1,380	-	248	1,628	11
Hotels	1,293	-	28	1,321	9

Total	$13,825	$324	$498	$14,647	100%

The maximum percentage of any one commercial mortgage loan to the estimated value of secured collateral at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 93.0% as of December 31, 2014 and 2013. The maximum percentage of any one mezzanine loan to the estimated value of secured collateral at the time the loan was originated was 76.5% as of December 31, 2014 and 90.0% as of December 31, 2013.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The geographic distribution of commercial mortgage loans was as follows:

	December 31, 2014
	Carrying Value	Average Loan-to-Value Ratio

	($ In Millions)

California	$4,466	53%
New York	2,005	51%
Illinois	1,800	54%
Texas	1,342	52%
Massachusetts	1,263	54%
District of Columbia	773	50%
All other states	4,888	56%
United Kingdom	675	50%
Canada	373	55%

Total commercial mortgage loans	$17,585	53%

Note: All other states consists of 35 states, with no individual state exposure exceeding $666 million.

	December 31, 2013
	Carrying Value	Average Loan-to-Value Ratio

	($ In Millions)

California	$3,963	59%
New York	1,559	52%
Illinois	1,218	58%
Texas	1,192	58%
Massachusetts	983	63%
District of Columbia	725	49%
All other states	4,214	58%
United Kingdom	420	56%
Canada	373	59%

Total commercial mortgage loans	$14,647	58%

Note: All other states consists of 35 states, with no individual state exposure exceeding $632 million.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Mortgage loan interest rates, including fixed and variable, on the Company’s portfolio of mortgage loans were:

	December 31,
	2014			2013
			Weighted			Weighted
	Low	High	Average	Low	High	Average

Commercial mortgage loans	1.1%	12.3%	4.7%	1.1%	12.3%	4.9%
Residential mortgage loans	2.5%	11.9%	5.4%	2.5%	12.5%	5.7%
Mezzanine mortgage loans	5.9%	7.2%	6.2%	5.9%	17.0%	7.1%

Mortgage loan interest rates, including fixed and variable, on new issues were:

	Years Ended December 31,
	2014			2013
			Weighted			Weighted
	Low	High	Average	Low	High	Average

Commercial mortgage loans	3.1%	10.0%	4.3%	3.3%	10.0%	4.5%
Residential mortgage loans	4.5%	4.7%	4.6%	4.8%	5.1%	4.9%
Mezzanine mortgage loans	-%	-%	-%	5.9%	7.2%	6.0%

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2014, the Company had no impaired mortgage loans with or without a valuation allowance.

The following presents a summary of the Company’s impaired mortgage loans:

	December 31, 2013

		Average	Unpaid
	Carrying	Carrying	Principal	Valuation	Interest
	Value	Value	Balance	Allowance	Income

	(In Millions)

With allowance recorded:
Commercial mortgage loans:
Primary lender	$49	$51	$68	$(9)	$4

	December 31, 2012

		Average	Unpaid
	Carrying	Carrying	Principal	Valuation	Interest
	Value	Value	Balance	Allowance	Income

	(In Millions)

With allowance recorded:
Commercial mortgage loans:
Primary lender	$53	$53	$68	$(5)	$5
Mezzanine loans	2	1	11	(9)	-

Total	55	54	79	(14)	5

With no allowance recorded:
Commercial mortgage loans:
Mezzanine loans	-	-	13	-	-

Total impaired commercial mortgage loans	$55	$54	$92	$(14)	$5

The following presents changes in the valuation allowance recorded for the Company’s commercial mortgage loans:

	Years Ended December 31,
	2014			2013			2012

	Primary Lender	Mezzanine	Total	Primary Lender	Mezzanine	Total	Primary Lender	Mezzanine	Total

	(In Millions)

Beginning balance	$(9)	$-	$(9)	$(5)	$(9)	$(14)	$(19)	$(27)	$(46)
Additions	(2)	-	(2)	(19)	(7)	(26)	-	-	-
Decreases	1	-	1	-	9	9	3	5	8
Write-downs	10	-	10	15	7	22	11	13	24

Ending balance	$-	$-	$-	$(9)	$-	$(9)	$(5)	$(9)	$(14)

The Company did not hold any restructured mortgage loans as of December 31, 2014 or 2013 or mortgage loans with principal or interest past due as of December 31, 2014, 2013 or 2012. The Company had no mortgage loans with suspended interest accruals as of December 31, 2014 and the carrying value of commercial mezzanine loans for which the Company had suspended interest accruals was $4 million as of December 31, 2013.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Real estate

The carrying value of real estate was as follows:

	December 31,
	2014	2013

	(In Millions)

Held for the production of income	$2,173	$2,169
Accumulated depreciation	(1,008)	(1,015)
Encumbrances	(558)	(420)

Held for the production of income, net	607	734

Held for sale	1	1

Occupied by the Company	322	256
Accumulated depreciation	(154)	(142)

Occupied by the Company, net	168	114

Total real estate	$776	$849

Non-income producing properties that are held for investment consist of properties under construction. The carrying value of non-income producing real estate was $28 million as of December 31, 2014 and $10 million as of December 31, 2013.

Depreciation expense on real estate was $90 million for the year ended December 31, 2014, $96 million for the year ended December 31, 2013 and $98 million for the year ended December 31, 2012.

g.	Partnerships and limited liability companies

Partnership and LLC holdings, at carrying value, by annual statement category are:

	December 31,
	2014	2013

	(In Millions)

Joint venture interests:
Common stocks	$3,887	$3,322
Real estate	1,709	1,801
Fixed maturities/preferred stock	617	1,349
Other	49	61
LIHTCs	278	270
Mortgage loans	248	205
Surplus notes	182	181

Total	$6,970	$7,189

There were no write-downs or reclassifications of LIHTC partnerships made during the years ended December 31, 2014 or 2013, due to forfeiture or ineligibility of tax credits or similar issues. In addition, there are no LIHTC properties currently subject to regulatory review.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

h.	Net investment income

Net investment income was comprised of the following:

	Years Ended December 31,
	2014	2013	2012

	(In Millions)

Bonds	$3,287	$3,149	$2,854
Preferred stocks	21	19	14
Common stocks - subsidiaries and affiliates	71	180	29
Common stocks - unaffiliated	67	37	33
Mortgage loans	877	779	720
Policy loans	684	674	670
Real estate	191	195	190
Partnerships and LLCs(1)	1,207	602	550
Derivatives	290	152	207
Cash, cash equivalents and short-term investments	10	12	12
Other	2	11	3

Subtotal investment income	6,707	5,810	5,282
Amortization of the IMR	192	189	130
Investment expenses	(567)	(528)	(484)

Net investment income	$6,332	$5,471	$4,928

(1)During 2014, the Company received additional distributions from certain affiliated partnerships that generated net investment income. These distributions were related to the partnerships’ leasing and sale of properties.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

i.	Net realized capital gains (losses) after tax and transfers to interest maintenance reserves

Net realized capital gains (losses) including OTTI were comprised of the following:

	Years Ended
	December 31,
	2014	2013	2012

	(In Millions)

Bonds	$359	$18	$106
Preferred stocks	4	14	11
Common stocks - subsidiaries and affiliates	11	33	63
Common stocks - unaffiliated	(71)	49	13
Mortgage loans	(9)	(20)	22
Real estate	211	54	21
Partnerships and LLCs	(18)	(46)	(40)
Derivatives	368	(735)	(67)
Other	(50)	(39)	(5)

Net realized capital gains (losses) before federal and state taxes and deferral to the IMR	805	(672)	124
Net federal and state tax benefit (expense)	(282)	(147)	293

Net realized capital gains (losses) before deferral to the IMR	523	(819)	417
Net after tax (gains) losses deferred to the IMR	(357)	342	(308)

Net realized capital gains (losses)	$166	$(477)	$109

The IMR liability balance was $628 million as of December 31, 2014 and $498 million as of December 31, 2013 and was included in other liabilities on the Statutory Statements of Financial Position.

Refer to Note 2v. “Interest maintenance reserve” for information on the Company’s policy for IMR.

OTTI, included in the net realized capital gains (losses) above, consisted of the following:

	Years Ended December 31,
	2014	2013	2012

	(In Millions)

Bonds	$(35)	$(32)	$(148)
Common stocks	(85)	(16)	(4)
Mortgage loans	(10)	(22)	(23)
Partnerships and LLCs	(56)	(45)	(97)

Total OTTI	$(186)	$(115)	$(272)

For the years ended December 31, 2014, 2013 and 2012, the Company recognized $14 million, $18 million and $98 million, respectively, of OTTI on structured and loan-backed securities, which are included in bonds, primarily due to the present value of expected cash flows being less than the amortized cost.

For the year ended December 31, 2014, 6% of the $35 million of bond OTTI were determined using internally developed models. For the year ended December 31, 2013, 25% of the $32 million of bond OTTI were determined using internally developed models. For the year ended December 31, 2012, 64% of the $148 million of bond OTTI were determined using internally developed models.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The remaining OTTI amounts were determined using external inputs such as publicly observable fair values and credit ratings. Refer to Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for more information on assumptions and inputs used in the Company’s OTTI models.

Refer to Note 22. “Impairment listing for loan-backed and structured securities” for a CUSIP level list of impaired structured securities where the present value of cash flows expected to be collected is less than the amortized cost basis.

j.	Repurchase agreements

The Company had repurchase agreements with carrying values of $4,658 million as of December 31, 2014 and $3,487 million as of December 31, 2013. As of December 31, 2014, the maturities of these agreements ranged from January 2, 2015 through February 5, 2015 and the interest rates ranged from 0.1% to 0.3%. The outstanding amounts were collateralized by bonds with a carrying value of $4,659 million as of December 31, 2014 and cash and bonds with a carrying value of $3,496 million as of December 31, 2013.

k.	Derivatives

The Company uses derivative financial instruments in the normal course of business to manage risks, primarily to reduce currency, interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and fixed income investments to create synthetic investments. These synthetic investments are created opportunistically when they are economically more attractive than the actual instrument or when similar instruments are unavailable. Synthetic investments can be created either to hedge and reduce the Company’s credit exposure or to create an investment in a particular asset. The Company held synthetic investments with a net notional amount of $9,239 million as of December 31, 2014 and $4,152 million as of December 31, 2013. Of this amount, $8,354 million as of December 31, 2014 and $3,055 million as of December 31, 2013, were considered replicated asset transactions as defined under statutory accounting principles as the result of pairing of a long derivative contract with cash instruments held.

The Company’s derivative strategy employs a variety of derivative financial instruments, including interest rate swaps, currency swaps, equity and credit default swaps, options, interest rate caps and floors, forward contracts and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not generally designated in hedging relationships; therefore, as allowed by statutory accounting principles, the Company intentionally has not applied hedge accounting.

Under interest rate swaps, the Company agrees, at specified intervals, to an exchange of variable rate and fixed rate interest payments calculated by reference to an agreed upon notional principal amount. Typically, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap agreement. Interest rate swaps are primarily used to more closely match the cash flows of assets and liabilities. Interest rate swaps are also used to mitigate changes in the value of assets anticipated to be purchased and other anticipated transactions and commitments.

Under currency swaps, the Company agrees to an exchange of principal denominated in two different currencies at current rates, under an agreement to repay the principal at a specified future date and rate. The Company uses currency swaps for the purpose of managing currency exchange risks in its assets and liabilities.

Credit default swaps involve a transfer of the credit risk of fixed income instruments from one party to another in exchange for periodic premium payments. The buyer of the credit default swap receives credit protection, whereas the seller of the swap provides protection for the credit worthiness of the underlying security. A credit default swap transfers the risk of default from the buyer of the swap to the seller. If a specified credit event occurs, as defined by

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

the agreement, the seller is obligated to pay the counterparty the contractually agreed upon amount and receives in return the underlying security in an amount equal to the notional value of the credit default swap. A credit event is generally defined as default on contractually obligated interest or principal payments or bankruptcy.

The Company does not sell credit default swaps as a participant in the credit insurance market. The Company does, however, use credit default swaps as part of its investment management process. The Company buys credit default swaps as an efficient means to reduce credit exposure to particular issuers or sectors in the Company’s investment portfolio. The Company sells credit default swaps in order to create synthetic investment positions that enhance the return on its investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market.

Options grant the purchaser the right to buy or sell a security or enter a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to 15 years. A swaption is an option to enter an interest rate swap to either receive or pay a fixed rate at a future date. The Company purchases these options for the purpose of managing interest rate risks in its assets and liabilities.

The Company adopted a clearly defined hedging strategy (CDHS) to enable the Company to incorporate currently held hedges in RBC calculations. The CDHS is used to significantly mitigate the impact that movements in capital markets have on the liabilities associated with annuity guarantees. The hedge portfolio is comprised mainly of interest rate swaps, equity swaps, interest rate swaptions and equity futures, and provides protection in the stress scenarios under which RBC is calculated. The hedge portfolio has offsetting impacts relative to the total asset requirement for RBC and surplus for GMDB and VAGLB.

The Company utilizes certain other agreements including forward contracts and financial futures. Currency forwards are contracts in which the Company agrees with other parties to exchange specified amounts of identified currencies at a specified future date. Typically, the exchange rate is agreed upon at the time of the contract. In addition, the Company also uses “to be announced” forward contracts (TBAs) to hedge interest rate risk and participate in the mortgage-backed securities market in an efficient and cost effective way. Typically, the price is agreed upon at contract inception and payment is made at a specified future date. The Company usually does not purchase TBAs with settlement by the first possible delivery date and thus accounts for these TBAs as derivatives. TBAs that settle on the first possible delivery date are accounted for as bonds. The Company’s futures contracts are exchange traded and have credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions. Forward contracts and financial futures are used by the Company to reduce exposures to various risks including interest rates and currency rates.

The Company’s principal derivative market risk exposures are interest rate risk, which includes the impact of inflation, and credit risk. Interest rate risk pertains to the change in fair value of the derivative instruments as market interest rates move. The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. To minimize credit risk for bilateral transactions (a contract entered between the Company and the counterparty), the Company and its derivative counterparties generally enter into master netting agreements that allow the use of credit support annexes and require collateral to be posted in the amount owed under each transaction, subject to minimum transfer amounts. For over the counter (OTC) cleared derivative transactions between the Company and a counterparty, the parties enter into a series of master netting and other agreements that govern, among other things, clearing and collateral requirements. These transactions are cleared through a clearinghouse and each derivative counterparty is only exposed to the default of the clearinghouse. After June 10, 2013, certain interest rate swaps and credit default swaps that were entered into were considered cleared transactions. These cleared transactions require initial and daily variation margin collateral postings. These same agreements allow for contracts in a positive position, in which the Company is due amounts, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s exposure. Net collateral pledged by the counterparties was $2,766 million as of December 31, 2014 and $752 million as of December 31, 2013. In the event of default, the full market value exposure at risk in a net gain position, net of offsets and collateral, was $132 million as of December 31, 2014 and $53 million as of December 31, 2013. The statutory reporting rules define net amount at risk as net collateral pledged and statement values excluding accrued interest. The net amount at risk was $554 million as of December 31, 2014 and $338 million as of December 31, 2013. The Company regularly monitors counterparty credit ratings and exposures,

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

derivative positions and valuations and the value of collateral posted to ensure counterparties are credit-worthy and the concentration of exposure is minimized. The Company monitors this exposure as part of its management of the Company’s overall credit exposures.

The following summarizes the carrying values and notional amounts of the Company’s derivative financial instruments:

	December 31, 2014

	Assets		Liabilities

	Carrying	Notional	Carrying	Notional
	Value	Amount	Value	Amount

	(In Millions)

Interest rate swaps	$7,688	$58,600	$5,359	$61,120
Options	524	9,323	9	596
Currency swaps	233	2,677	45	1,010
Forward contracts	70	3,362	3	298
Credit default swaps	16	1,269	8	777
Financial futures	-	1,798	-	-

Total	$8,531	$77,029	$5,424	$63,801

	December 31, 2013

	Assets		Liabilities

	Carrying	Notional	Carrying	Notional
	Value	Amount	Value	Amount

	(In Millions)

Interest rate swaps	$5,804	$54,851	$4,235	$48,950
Options	200	8,604	1	83
Currency swaps	87	379	130	2,120
Forward contracts	13	470	40	3,332
Credit default swaps	13	1,132	12	752
Financial futures	-	2,189	-	-

Total	$6,117	$67,625	$4,418	$55,237

In most cases, the notional amounts are not a measure of the Company’s credit exposure. The exceptions to this are credit default swaps that are in the form of a replicated asset and mortgage-backed forwards. In the event of default, the Company is fully exposed to their notional amounts of $2,385 million as of December 31, 2014 and $2,321 million as of December 31, 2013. The collateral amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indices.

The weighted average fair value of outstanding derivative financial instrument assets was $6,785 million for the year ended December 31, 2014 and $6,008 million for the year ended December 31, 2013. The weighted average fair value of outstanding derivative financial instrument liabilities $4,536 million for the year ended December 31, 2014 and $3,752 million for the year ended December 31, 2013.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the notional amounts of the Company’s credit default swaps by contractual maturity:

	December 31,
	2014	2013

	(In Millions)

Due in one year or less	$338	$81
Due after one year through five years	1,408	1,594
Due after five years through ten years	300	209

Total	$2,046	$1,884

The following presents the Company’s gross notional interest rate swap positions:

	December 31,
	2014	2013

	(In Millions)

Open interest rate swaps in a fixed pay position	$55,474	$50,735
Open interest rate swaps in a fixed receive position	63,804	52,118
Other interest related swaps	442	948

Total interest rate swaps	$119,720	$103,801

The following summarizes the Company’s net realized gains (losses) on closed contracts and change in net unrealized gains (losses) related to market fluctuations on open contracts by derivative type:

	Year ended
	December 31, 2014

	Net Realized Gains (Losses) on Closed Contracts	Change In Net Unrealized Gains (Losses) on Open Contracts

	(In Millions)

Interest rate swaps	$(58)	$760
Currency swaps	(2)	231
Options	(87)	141
Credit default swaps	14	2
Forward contracts	211	95
Financial futures	290	-

Total	$368	$1,229

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	Year Ended
	December 31, 2013

	Net Realized Gains (Losses) on Closed Contracts	Change In Net Unrealized Gains (Losses) on Open Contracts

	(In Millions)

Interest rate swaps	$(137)	$(679)
Currency swaps	35	(113)
Options	(49)	(120)
Credit default swaps	(18)	7
Forward contracts	(38)	(44)
Financial futures	(528)	-

Total	$(735)	$(949)

	Year Ended
	December 31, 2012

	Net Realized Gains (Losses) on Closed Contracts	Change In Net Unrealized Gains on Open Contracts

	(In Millions)

Interest rate swaps	$(58)	$(212)
Currency swaps	(41)	13
Options	17	(309)
Credit default swaps	4	(28)
Forward contracts	131	(32)
Financial futures	(120)	-

Total	$(67)	$(568)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes gross and net information of derivative assets and liabilities, along with collateral posted in connection with master netting agreements:

	December 31, 2014

			Gross
		Due &	Amounts	Net	Collateral
	Gross	Accrued	Offset	Asset	Posted	Net

	(In Millions)

Derivative assets	$8,531	$714	$(4,159)	$5,086	$(3,146)	$1,940
Derivative liabilities	5,424	1,391	(4,159)	2,656	(380)	2,276

Net	$3,107	$(677)	$-	$2,430	$(2,766)	$(336)

	December 31, 2013

			Gross
		Due &	Amounts	Net	Collateral
	Gross	Accrued	Offset	Asset	Posted	Net

	(In Millions)

Derivative assets	$6,117	$603	$(4,061)	$2,659	$(1,498)	$1,161
Derivative liabilities	4,418	1,178	(4,061)	1,535	(746)	789

Net	$1,699	$(575)	$-	$1,124	$(752)	$372

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

5.	Fair value of financial instruments

The following presents a summary of the carrying values and fair values of the Company’s financial instruments:

	December 31, 2014

	Carrying	Fair
	Value	Value	Level 1	Level 2	Level 3

	(In Millions)

Financial assets:
Bonds:
U. S. government and agencies	$7,395	$8,206	$-	$8,199	$7
All other governments	526	560	-	486	74
States, territories and possessions	1,735	1,884	-	1,868	16
Political subdivisions	493	540	-	517	23
Special revenue	4,562	5,384	-	5,266	118
Industrial and miscellaneous	54,482	57,323	-	36,313	21,010
Parent, subsidiaries and affiliates	5,526	5,779	-	646	5,133
Preferred stocks	525	531	1	14	516
Common stocks - unaffiliated	1,188	1,188	587	441	160
Common stocks - subsidiaries and affiliates(1)	713	713	515	117	81
Mortgage loans - commercial	17,585	18,204	-	-	18,204
Mortgage loans - residential	1,772	1,738	-	-	1,738
Cash, cash equivalents and short-term investments	1,880	1,880	303	1,577	-
Separate account assets	60,384	60,384	40,104	19,680	600
Derivatives:
Interest rate swaps	7,688	8,136	-	8,136	-
Options	524	524	-	524	-
Currency swaps	233	233	-	233	-
Forward contracts	70	70	-	70	-
Credit default swaps	16	18	-	18	-
Financial liabilities:
Commercial paper and other borrowed money	268	268	-	250	18
Repurchase agreements	4,658	4,658	-	4,658	-
Guaranteed interest contracts	4,218	4,301	-	-	4,301
Group annuity contracts and other deposits	17,454	18,446	-	-	18,446
Individual annuity contracts	6,394	7,365	-	-	7,365
Supplementary contracts	1,040	1,041	-	-	1,041
Derivatives:
Interest rate swaps	5,359	5,368	-	5,368	-
Options	9	9	-	9	-
Currency swaps	45	45	-	45	-
Forward contracts	3	3	-	3	-
Credit default swaps	8	7	-	7	-

(1)Common stocks - subsidiaries and affiliates do not include MMHLLC, which had a statutory carrying value of $5,549 million, C.M. Life, which had a statutory carrying value of $1,304 million, MSC Holding Company, LLC, which had a statutory carrying value of $359 million, and MassMutual Trust Company, which had a statutory carrying value of $15 million.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2013

	Carrying	Fair
	Value	Value	Level 1	Level 2	Level 3

	(In Millions)

Financial assets:
Bonds:
U. S. government and agencies	$6,553	$6,961	$-	$6,952	$9
All other governments	211	227	-	197	30
States, territories and possessions	1,667	1,660	-	1,650	10
Political subdivisions	227	241	-	241	-
Special revenue	4,461	4,875	-	4,875	-
Industrial and miscellaneous	48,652	50,068	-	33,183	16,885
Parent, subsidiaries and affiliates	5,425	5,723	-	1,519	4,204
Preferred stocks	494	510	1	86	423
Common stocks - unaffiliated	928	928	320	423	185
Common stocks - subsidiaries and affiliates(1)	548	548	303	210	35
Mortgage loans - commercial	14,647	14,794	-	-	14,794
Mortgage loans - residential	1,818	1,763	-	-	1,763
Cash, cash equivalents and short-term investments	4,198	4,198	524	3,674	-
Separate account assets	58,392	58,392	38,867	19,035	490
Derivatives:
Interest rate swaps	5,804	5,804	-	5,804	-
Options	200	200	-	200	-
Currency swaps	87	87	-	87	-
Forward contracts	13	13	-	13	-
Credit default swaps	13	22	-	22	-
Financial liabilities:
Commercial paper	250	250	-	250	-
Repurchase agreements	3,487	3,487	-	3,487	-
Guaranteed interest contracts	4,028	4,067	-	-	4,067
Group annuity contracts and other deposits	17,267	18,603	-	-	18,603
Individual annuity contracts	6,109	6,911	-	-	6,911
Supplementary contracts	1,028	1,028	-	-	1,028
Derivatives:
Interest rate swaps	4,235	4,632	-	4,632	-
Options	1	1	-	1	-
Currency swaps	130	130	-	130	-
Forward contracts	40	40	-	40	-
Credit default swaps	12	12	-	12	-

(1)Common stocks - subsidiaries and affiliates do not include MMHLLC, which had a statutory carrying value of $4,491 million, C.M. Life, which had a statutory carrying value of $1,079 million, MSC Holding Company, LLC, which had a statutory carrying value of $318 million, and MassMutual Trust Company, which had a statutory carrying value of $14 million.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Fair value is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value establishes a measurement framework that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. Each level reflects a unique description of the inputs that are significant to the fair value measurements. The levels of the fair value hierarchy are as follows:

Level 1 – Observable inputs in the form of quoted prices for identical instruments in active markets.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active or other inputs that are observable or can be derived from observable market data for substantially the full term of the assets or liabilities.

Level 3 – One or more unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using internal models, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

When available, the Company generally uses unadjusted quoted market prices from independent sources to determine the fair value of investments, and classifies such items within Level 1 of the fair value hierarchy. If quoted prices are not available, prices are derived from observable market data for similar assets in an active market or obtained directly from brokers for identical assets traded in inactive markets. Investments that are priced using these inputs are classified within Level 2 of the fair value hierarchy. When some of the necessary observable inputs are unavailable, fair value is based upon internally developed models. These models use inputs not directly observable or correlated with observable market data. Typical inputs, which are integrated in the Company’s internal discounted cash flow models and discounted earnings models include, but are not limited to, issuer spreads derived from internal credit ratings and benchmark yields such as London Inter-Bank Offered Rate (LIBOR), cash flow estimates and earnings before interest, taxes, depreciation and amortization estimates. Investments that are priced with such unobservable inputs are classified within Level 3 of the fair value hierarchy.

The Company has established and maintains policies and guidelines that govern its valuation methodologies and their consistent application. These policies and guidelines address the use of inputs, price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of prices against market activity or indicators for reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. The valuation policies and guidelines are reviewed and updated as appropriate.

Annually, the Company reviews the primary pricing vendor to validate that the inputs used in that vendor’s pricing process are deemed to be market observable as defined above. While the Company was not provided access to proprietary models of the vendor, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The review also included an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes. In addition, the Company and its pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. The Company believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the applicable measurement date (exit prices) and are classified appropriately in the hierarchy.

The Company reviews the fair value hierarchy classifications at each reporting period. Overall, reclassifications between levels occur when there are changes in the observability of inputs and market activity used in the valuation of a financial asset or liability. Such reclassifications are reported as transfers between levels at the beginning fair value for the reporting period in which the changes occur. Given the types of assets classified as Level 1 (primarily equity securities including mutual fund investments), transfers between Level 1 and Level 2 measurement categories are expected to be infrequent. Transfers into and out of Level 3 are summarized in the schedule of changes in Level 3 assets and liabilities.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The fair value of group annuity contracts and other deposits is determined by multiplying the book value of the contract by an average market value adjustment factor. The market value adjustment factor is directly related to the difference between the book value of client liabilities and the present value of installment payments discounted at current market value yields. The market value yield is measured by the Barclay’s Aggregate Bond Index, subject to certain adjustments, and the installment period is equivalent to the duration of the Company’s invested asset portfolio.

The fair value of individual annuity and supplementary contracts is determined using one of several methods based on the specific contract type. For short-term contracts, generally less than 30 days, the fair value is assumed to be the book value. For contracts with longer durations, guaranteed interest contracts and investment-type contracts, the fair value is determined by calculating the present value of future cash flows discounted at current market interest rates, the risk-free rate or a current pricing yield curve based on pricing assumptions using assets of a comparable corporate bond quality. Annuities receiving dividends are accumulated at the average minimum guaranteed rate and discounted at the risk-free rate. All others are valued using cash flow projections from the Company’s asset-liability management analysis.

The following presents the Company’s fair value hierarchy for assets and liabilities that are carried at fair value:

	December 31, 2014

	Level 1	Level 2	Level 3	Total

	(In Millions)

Financial assets:
Bonds:
All other governments	$-	$4	$-	$4
Industrial and miscellaneous	-	33	109	142
Parent, subsidiaries and affiliates	-	10	79	89
Preferred stocks	-	-	3	3
Common stocks - unaffiliated	587	441	160	1,188
Common stocks - subsidiaries and affiliates	515	117	81	713
Separate account assets	40,104	19,680	600	60,384
Derivatives:
Interest rate swaps	-	7,688	-	7,688
Options	-	524	-	524
Currency swaps	-	233	-	233
Forward contracts	-	70	-	70

Total financial assets carried at fair value	$41,206	$28,800	$1,032	$71,038

Financial liabilities:
Derivatives:
Interest rate swaps	$-	$5,359	$-	$5,359
Options	-	9	-	9
Currency swaps	-	45	-	45
Forward contracts	-	3	-	3
Credit default swaps	-	5	-	5

Total financial liabilities carried at fair value	$-	$5,421	$-	$5,421

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

For the year ended December 31, 2014, there were no significant transfers between Level 1 and Level 2.

The following presents the Company’s fair value hierarchy for assets and liabilities that are carried at fair value:

	December 31, 2013

	Level 1	Level 2	Level 3	Total

	(In Millions)

Financial assets:
Bonds:
All other governments	$-	$1	$-	$1
Industrial and miscellaneous	-	5	23	28
Parent, subsidiaries and affiliates	-	172	-	172
Preferred stocks	-	-	1	1
Common stocks - unaffiliated	320	423	185	928
Common stocks - subsidiaries and affiliates	303	210	35	548
Separate account assets	38,867	19,035	490	58,392
Derivatives:
Interest rate swaps	-	5,804	-	5,804
Options	-	200	-	200
Currency swaps	-	87	-	87
Forward contracts	-	13	-	13
Credit default swaps	-	2	-	2

Total financial assets carried at fair value	$39,490	$25,952	$734	$66,176

Financial liabilities:
Derivatives:
Interest rate swaps	$-	$4,235	$-	$4,235
Options	-	1	-	1
Currency swaps	-	130	-	130
Forward contracts	-	40	-	40
Credit default swaps	-	7	-	7

Total financial liabilities carried at fair value	$-	$4,413	$-	$4,413

For the year ended December 31, 2013, $173 million of equity securities were transferred from Level 1 to Level 2 and $232 million were transferred from Level 2 to Level 1.

Valuation Techniques and Inputs

The Company determines the fair value of its investments using primarily the market approach or the income approach. The use of quoted prices for identical assets and matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or the income approach is used.

A description of the significant valuation techniques and inputs to the determination of estimated fair value for the more significant asset and liability classes measured at fair value on a recurring basis and categorized within Level 2 and Level 3 of the fair value hierarchy is as follows:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Separate account assets - These assets primarily include bonds (industrial and miscellaneous; U.S. government and agencies), and derivatives. Their fair values are determined as follows:

Bonds (Industrial and miscellaneous) - These securities are principally valued using the market or the income approaches. Level 2 valuations are based primarily on quoted prices in markets that are not active, broker quotes, matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads versus benchmark yields, new issuances, issuer ratings, duration, and trades of identical or comparable securities. Privately placed securities are valued using discounted cash flow models using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer. This level also includes securities priced by independent pricing services that use observable inputs. Valuations based on matrix pricing or other similar techniques that utilize significant unobservable inputs or inputs that cannot be derived principally from, or corroborated by, observable market data, including adjustments for illiquidity, delta spread adjustments or spreads to reflect industry trends or specific credit–related issues are classified as Level 3. In addition, inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2 are classified as Level 3.

Bonds (U.S. government and agencies) - These securities are principally valued using the market approach. Level 2 valuations are based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques using standard market observable inputs such as the benchmark U.S. Treasury yield curve, the spreads versus the U.S. Treasury yield curve for the identical security and comparable securities that are actively traded.

Derivative assets and liabilities - These financial instruments are primarily valued using the market approach. The estimated fair value of derivatives is based primarily upon quotations obtained from counterparties and independent sources, such as quoted market values received from brokers. These quotations are compared to internally derived prices and a price challenge is lodged with the counterparties and an independent source when a significant difference cannot be explained by appropriate adjustments to the internal model. When quoted market values are not reliable or available, the value is based upon an internal valuation process using market observable inputs that other market participants would use. Significant inputs to the valuation of derivative financial instruments include overnight index swaps (OIS) and LIBOR basis curves, interest rate volatility, swap yield curve, currency spot rates, cross currency basis curves and dividend yields. Due to the observability of the significant inputs to these fair value measurements, they are classified as Level 2.

The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts. For the periods presented, there were no significant changes to the Company’s valuation techniques.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents changes in the Company’s Level 3 assets carried at fair value:

	Years Ended December 31, 2014

							Total Level 3
	Bonds	Parent,				Separate	Financial Assets
	Industrial and	subsidiaries,	Preferred	Common Stock		Account	Carried at
	Miscellaneous	and affiliates	Stock	Unaffiliated	Affiliated	Assets	Fair Value

	(In Millions)

Balance as of January 1, 2014	$23	$-	$1	$185	$35	$490	$734
Gains (losses) in net income	-	-	-	(71)	(1)	82	10
Gains in surplus	(13)	(6)	-	40	(3)	-	18
Purchases	3	20	3	9	103	238	376
Issuances	117	96	-	4	2	-	219
Sales	-	-	-	(4)	(34)	(320)	(358)
Settlements(1)	(8)	(84)	-	(6)	(21)	110	(9)
Transfers in (2)	-	53	-	3	-	-	56
Other transfers	(13)	-	(1)	-	-	-	(14)

Balance as of December 31, 2014	$109	$79	$3	$160	$81	$600	$1,032

(1)The fair value of real estate separate accounts is carried net of encumbrances on the Statutory Statements of Financial Position and the change in encumbrances is included in the settlements within separate account assets.

(2)This row identifies assets that are consistently carried at fair value but have had a level change. The parent, subsidiaries, and affiliates were transferred in to Level 3 from Level 2 due to a change in the observability of pricing inputs.

	Year Ended December 31, 2013

						Total Level 3
	Bonds				Separate	Financial Assets
	Industrial and	Preferred	Common Stock		Account	Carried at
	Miscellaneous	Stock	Unaffiliated	Affiliated	Assets	Fair Value

	(In Millions)

Balance as of January 1, 2013	$12	$-	$155	$20	$510	$697
Gains in net income	3	13	-	-	135	151
(Losses) gains in surplus	1	-	(14)	1	-	(12)
Purchases	9	-	52	15	103	179
Issuances	7	-	-	15	-	22
Sales	-	(14)	(7)	(1)	(461)	(483)
Settlements(1)	(38)	-	(1)	(15)	203	149
Other transfers (2)	29	2	-	-	-	31

Balance as of December 31, 2013	$23	$1	$185	$35	$490	$734

(1)The fair value of real estate separate accounts is carried net of encumbrances on the Statutory Statements of Financial Position and the change in encumbrances is included in the settlements within separate account assets.

(2)Other transfers include assets that are either no longer carried at fair value, or have just begun to be carried at fair value, such as assets with no level changes but change in lower of cost or market carrying basis.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

6.	Fixed assets

Fixed assets are carried at cost less accumulated depreciation and amortization. Depreciation and amortization are determined using the straight-line method over the estimated useful lives of the assets and include both admitted and nonadmitted assets. Estimated lives range up to fifteen years for leasehold improvements and up to ten years for all other fixed assets. Within fixed assets, most unamortized software and office equipment are nonadmitted assets.

The Company’s admitted fixed assets, comprised of EDP equipment, were $32 million and $38 million, net of accumulated depreciation of $215 million and $195 million, as of December 31, 2014 and 2013, respectively. The depreciation expense on all fixed assets was $43 million, $53 million and $44 million for the years ended December 31, 2014, 2013 and 2012, respectively. Beginning January 1, 2014, the Company changed its capitalization threshold policy on fixed assets from $2,000 to $5,000. This change was made in conjunction with changes in tax regulation.

7.	Deferred and uncollected life insurance premium

Deferred and uncollected life insurance premium, net of loading and reinsurance, are included in other than invested assets in the Company’s Statutory Statements of Financial Position. The following summarizes the deferred and uncollected life insurance premium on a gross basis, as well as, net of loading and reinsurance:

	December 31,
	2014		2013

	Gross	Net	Gross	Net

	(In Millions)

Ordinary new business	$103	$33	$89	$30
Ordinary renewal	612	671	557	613
Group life	10	10	11	11

Total	$725	$714	$657	$654

Deferred premium is the portion of the annual premium not earned at the reporting date. Loading on deferred premium is an amount obtained by subtracting the valuation net deferred premium from the gross deferred premium and generally includes allowances for acquisition costs and other expenses. Refer to Note 2q. “Policyholders’ reserves” for information on the Company’s accounting policies regarding gross premium and net premium.

Uncollected premium is gross premium net of reinsurance that is due and unpaid as of the reporting date, net of loading. Net premium is the amount used in the calculation of reserves. The change in deferred and uncollected life insurance premium is included in premium income. The change in loading is included as an expense and is not shown as a reduction to premium income.

Ordinary new business and ordinary renewal business consist of the basic amount of premium required on the underlying life insurance policies.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

8.	Surplus notes

The following table summarizes the surplus notes issued and outstanding as of December 31, 2014:

Issue	Face	Carrying	Interest	Maturity
Date	Amount	Value	Rate	Date

($ In Millions)

11/15/1993	$250	$250	7.625%	11/15/2023
03/01/1994	100	100	7.500%	03/01/2024
05/12/2003	250	249	5.625%	05/15/2033
06/01/2009	750	742	8.875%	06/01/2039
01/17/2012	400	399	5.375%	12/01/2041

Total	$1,750	$1,740

These notes are unsecured and subordinate to all present and future indebtedness of the Company, all policy claims and all prior claims against the Company as provided by the Massachusetts General Laws. The surplus notes are all held by bank custodians for unaffiliated investors. All issuances were approved by the Division. Surplus notes are included in surplus on the Statutory Statements of Financial Position.

All payments of interest and principal are subject to the prior approval of the Division. Anticipated sinking fund payments are due for the notes issued in 1993 and 1994 as follows: $62 million in 2021, $88 million in 2022, $150 million in 2023 and $50 million in 2024. There are no sinking fund requirements for the notes issued in 2003, 2009 or 2012. Scheduled interest on the notes issued in 1993 and 2003 is payable on May 15 and November 15 of each year to holders of record on the preceding May 1 or November 1, respectively. Scheduled interest on the note issued in 1994 is payable on March 1 and September 1 of each year to holders of record on the preceding February 15 or August 15, respectively. Scheduled interest on the notes issued in 2009 and 2012 is payable on June 1 and December 1 of each year to holders of record on the preceding May 15 and November 15, respectively. Interest expense is not recorded until approval for payment is received from the Division. As of December 31, 2014, the unapproved interest was $14 million. Through December 31, 2014, the Company paid cumulative interest of $1,144 million on surplus notes. Interest of $129 million, $129 million and $126 million was approved and paid during the years ended December 31, 2014, 2013 and 2012, respectively.

9.	Related party transactions

The Company has management and service contracts and cost-sharing arrangements with various subsidiaries and affiliates where the Company, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services. Fees from C.M. Life accounted for $48 million in 2014, $51 million in 2013 and $56 million in 2012.

The Company has agreements with its subsidiaries and affiliates, including OFI, MML Investment Advisers, LLC and Baring International Investment Limited, where the Company receives revenue for certain recordkeeping and other services that the Company provides to customers who select, as investment options, mutual funds managed by these affiliates.

The Company has agreements with its subsidiaries, Babson Capital, Cornerstone Real Estate Advisers, LLC (CREA), OFI, Wood Creek Capital Management LLC and MML Investment Advisers LLC, which provide investment advisory services to the Company.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the transactions between the Company and the related parties:

	Years Ended December 31,
	2014	2013	2012

	(In Millions)

Fee income:
Management and service contracts and cost-sharing arrangements	$275	$214	$152
Recordkeeping and other services	18	50	50
Investment advisory income	30	27	25
Fee expense:
Investment advisory services	264	239	198

The Company reported $59 million and $63 million as amounts due from subsidiaries and affiliates as of December 31, 2014 and 2013, respectively. The Company reported $23 million and $46 million as amounts due to subsidiaries and affiliates as of December 31, 2014 and 2013, respectively. Terms generally require settlement of these amounts within 30 to 90 days.

The Company’s subsidiaries, Babson Capital and CREA, invest a portion of their nonqualified compensation plan in guaranteed interest contracts with the Company. Interest credited on deposits to the Babson Capital and CREA contracts was $5 million for the years ended December 31, 2014, 2013 and 2012.

MassMutual provides revolving credit facilities to MassMutual Asset Finance LLC (MMAF) and Jefferies Finance LLC. During 2014, MMAF borrowed $1,417 million and repaid $812 million under the MMAF credit facility. During 2014, Jefferies Finance LLC borrowed $2,700 million and repaid $3,061 million under the Jefferies Finance LLC facility. Refer to Note 17f. “Commitments” for additional information regarding the credit facility.

The Company held debt issued by MMHLLC that amounted to $2,068 million and $1,993 million as of December 31, 2014 and 2013, respectively. The Company recorded interest income on MMHLLC debt of $104 million in 2014 and $117 million in 2013 and 2012.

The Company had two modified coinsurance (Modco) agreements with the Japanese subsidiary of MMHLLC, MassMutual Life Insurance Company, on certain life insurance products. Under these Modco agreements, the Company was the reinsurer and the Japanese subsidiary retained the reserve and associated assets on individual life insurance policies. The predominant contract types were whole life, endowments and term insurance. The Modco agreements allowed the Japanese subsidiary to keep control of the investment and management of the assets supporting the reserves. The Modco adjustment was the mechanism by which the Company funded the reserve on the reinsured portion of the risk. It was needed to adjust for the financial effect of the Japanese subsidiary holding the reserves on the ceded coverage rather than the Company. These two Modco agreements were recaptured, effective May 31, 2013, resulting in a $7 million increase to income due to the recapture fee paid to the Company from the Japanese subsidiary.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the related party reinsurance transactions between the Company and the Japanese subsidiary:

	Years Ended December 31,
	2013	2012

	(In Millions)

Premium assumed	$8	$20
Modified coinsurance adjustments, included in fees and other income	7	18
Expense allowances on reinsurance assumed, included in commissions	(1)	(2)
Policyholders’ benefits	(11)	(25)
Recapture fee	7	-

The Company has reinsurance agreements with its subsidiary, C.M. Life, and its indirect subsidiary, MML Bay State, including stop-loss, coinsurance, Modco and yearly renewable term agreements on life insurance products. The Company also has coinsurance agreements with C.M. Life where the Company assumes substantially all of the premium on certain universal life policies.

Effective January 1, 2014, C.M. Life recaptured certain life insurance policies that were previously assumed by the Company under a modified coinsurance (Modco) reinsurance arrangement, resulting in a $25 million gain for the Company. Prior to the recapture, the Company assumed 75% of the premium on certain universal life policies. The Company had funded C.M. Life a stipulated expense allowance, death and surrender benefits, and a Modco adjustment based on experience.

As of December 31, 2014 and 2013, the net amounts due to C.M. Life and MML Bay State were $31 million and $32 million, respectively. These outstanding balances are due and payable with terms ranging from monthly to annually, depending on the agreement in effect.

The following table summarizes the reinsurance transactions for these agreements:

	Years Ended December 31,
	2014	2013	2012

	(In Millions)

Premium assumed	$57	$68	$73
Modified coinsurance adjustments, included in fees and other income	13	32	34
Expense allowance on reinsurance assumed, included in commissions	(20)	(24)	(24)
Policyholders’ benefits	(69)	(107)	(134)
Experience refunds (paid) received	-	(1)	1
Recapture fee	20	-	-

For further information on common stocks - subsidiaries and affiliates, refer to Note 4d. “Common stocks - subsidiaries and affiliates.”

The Company participates in variable annuity exchange programs with C.M. Life (including MML Bay State) where certain variable annuity contract holders of the Company, C.M. Life or MML Bay State can make nontaxable exchanges of their contracts for enhanced variable annuity contracts of the Company or C.M. Life. The Company

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

recorded premium income of $1 million, $2 million and $3 million in 2014, 2013 and 2012, respectively, and surrender benefits of $1 million in 2014, 2013 and 2012 related to these exchange programs. C.M. Life recorded premium income of $1 million in 2014, 2013 and 2012 and surrender benefits of $1 million in 2014 and $2 million in 2013 and 2012, respectively, related to these exchange programs. The Company has an agreement with C.M. Life to compensate them or to be compensated for the lost revenue associated with the exchange of contracts that are within the surrender charge period. As a result of these exchanges, the Company did not pay any net commissions to C.M. Life for the years ended December 31, 2014, 2013 or 2012.

In the normal course of business, the Company provides specified guarantees and funding to MMHLLC and certain of its subsidiaries. Refer to Note 17f. “Commitments” for information on the Company’s accounting policies regarding these related party commitments and Note 17g. “Guarantees” for information on the guarantees.

10.	Reinsurance

Insurance risk is the risk that the Company will inadequately price its insurance products to cover future benefits. In order to mitigate this insurance risk, the Company enters into reinsurance agreements with affiliated and unaffiliated insurers. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk. The Company reinsures a portion of its life business under either a first dollar quota-share arrangement or an in excess of the retention limit arrangement. The Company also reinsures a portion of its disability and long-term care business. The amounts reinsured are on a yearly renewable term (YRT), coinsurance or modified coinsurance basis. The Company’s retention limit per individual life insured is generally $15 million.

Refer to Note 9. “Related party transactions” for information about the Company’s affiliated assumed reinsurance transactions.

The Company did not reinsure any policies with a company chartered in a country other than the U.S., excluding U.S. branches of these companies, which was owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or any other person not primarily engaged in the insurance business. There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

If all reinsurance agreements were terminated by either party as of December 31, 2014, the resulting reduction in surplus due to loss of reinsurance reserve credits, net of unearned premium, would be approximately $3,013 million assuming no return of the assets (excluding assets in trust) backing these reserves from the reinsurer to the Company.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Reinsurance amounts included in the Statutory Statements of Operations were as follows:

	Years Ended December 31,
	2014	2013	2012

	(In Millions)

Direct premium	$17,337	$19,260	$20,944
Premium assumed	1,827	1,921	94
Premium ceded	(781)	(744)	(711)

Total net premium	$18,383	$20,437	$20,327

Reinsurance recoveries
Assumed	$(63)	$(76)	$(116)
Ceded	472	381	426

Direct premium includes $944 million and $64 million in 2014 and 2013, respectively, from MassMutual customers that converted from a contract that was previously assumed by MassMutual under the RPG reinsurance agreement. The reserve related to these contracts was $2.2 billion and $134 million as of December 2014 and 2013, respectively.

Reinsurance amounts included in the Statutory Statements of Financial Position were as follows:

	December 31,
	2014	2013

	(In Millions)

Reinsurance reserves:
Assumed	$9,447	$10,294
Ceded	(3,320)	(3,023)

Amounts recoverable from reinsurers
Assumed	(20)	(24)
Ceded	128	92

Reinsurance reserves ceded to unaffiliated reinsurers as of December 31, 2014 include $2,174 million associated with life insurance policies, $1,086 million for long-term care, $46 million for disability and $14 million for group life and health. Reinsurance reserves ceded to unaffiliated reinsurers as of December 31, 2013 include $1,988 million associated with life insurance policies, $966 million for long-term care, $53 million for disability and $16 million for group life and health.

As of December 31, 2014, one reinsurer accounted for 31% of the outstanding reinsurance recoverable and the next largest reinsurer had 16% of the balance. The reinsurance reserve ceded to unaffiliated reinsurers for long-term care is primarily with one reinsurer, which is mentioned above. The Company believes that exposures to a single reinsurer do not create an undue concentration of risk and the Company’s business is not substantially dependent upon any single reinsurer.

RPG reinsurance agreement

On January 1, 2013, MassMutual entered into an indemnity reinsurance agreement with The Hartford Financial Services Group, Inc. (The Hartford) to assume 100% of its RPG business. The reinsurance agreement contains coinsurance and modified coinsurance components. Under the agreement, MassMutual indemnifies The Hartford for $9.2 billion of policyholders’ reserves and liabilities for deposit-type contracts, using coinsurance, and $26.3 billion

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

of separate account liabilities using modified coinsurance. In addition, MassMutual reinsured contracts written on The Hartford’s policy forms by MassMutual’s Retirement Services Division through June 2014. On execution of the coinsurance component, MassMutual received invested assets with a fair value of $9.4 billion and $383 million of other assets, net of a ceding commission of $355 million, and assumed $5.3 billion of group annuities within policyholders’ reserves, $3.9 billion of liabilities for deposit-type contracts and $879 million of other liabilities. Under the modified coinsurance component, the separate account assets and related reserves were not transferred to or held by MassMutual. The reduction of the expense on the Statutory Statements of Operations essentially offsets the impact of contract redemptions included in policyholders’ benefits and contributions into reinsured accounts recorded as premium.

Included in the above reinsurance tables are the following amounts related to the RPG transaction:

	December 31,
	2014	2013

	(In Millions)

Premium assumed	$1,770	$1,845
Reserves assumed	8,647	9,509
Policyholders’ benefits	3,825	4,048
Change in reserves due to RPG reinsurance agreement	(1,564)	(2,050)
Change in reserves assumed	(862)	324
Ceding commissions	-	355

Under the coinsurance component of the agreement, the Company assumed liabilities of $8.6 billion and $9.5 billion, consisting of policyholders’ reserve of $5.1 billion and $5.4 billion and the liabilities for deposit-type contracts of $3.5 billion and $4.1 billion, as of December 31, 2014 and 2013, respectively.

Under the modified coinsurance component of the agreement, the Company assumed separate account liabilities of $27.8 billion and $28.9 billion, consisting of reserves for annuity contracts of $11.1 billion and $12.0 billion and liabilities for deposit-type contracts of $16.7 billion and $16.9 billion, as of December 31, 2014 and 2013, respectively.

11.	Policyholders’ liabilities

a.	Policyholders’ reserves

The Company had life insurance in force of $478,773 million and $445,537 million as of December 31, 2014 and 2013, respectively. Of this amount, the Company had $24,722 million and $27,979 million of life insurance in force as of December 31, 2014 and 2013, respectively, for which the gross premium was less than the net premium according to the standard valuation set by the Division. The gross premium is less than the net premium needed to establish the reserves because the statutory reserves must use standard conservative valuation mortality tables, while the gross premium calculated in pricing uses mortality tables that reflect both the Company’s experience and the transfer of mortality risk to reinsurers.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes policyholders’ reserves, net of reinsurance, and the range of interest rates by type of product:

	December 31,
	2014				2013

	Amount	Interest Rates			Amount	Interest Rates

	($ In Millions)

Individual life	$41,977	2.5%	-	6.0%	$39,463	2.5%	-	6.0%
Group life	14,423	2.5%	-	4.5%	12,755	2.5%	-	4.5%
Group annuities	17,584	2.3%	-	11.3%	16,538	2.3%	-	11.3%
Individual annuities	11,314	2.3%	-	11.8%	10,023	2.3%	-	11.8%
Individual universal and variable life	5,093	3.5%	-	6.0%	4,551	3.5%	-	6.0%
Disabled life claim reserves	1,879	3.5%	-	6.0%	1,876	3.5%	-	6.0%
Disability active life reserves	732	3.5%	-	6.0%	673	3.5%	-	6.0%
Other	289	2.5%	-	6.0%	275	2.5%	-	6.0%

Total	$93,291				$86,154

Individual life includes whole life and term insurance. Group life includes corporate-owned life insurance, bank-owned life insurance, group universal life, group variable universal life and private client group products. Individual annuities include individual annuity contracts and structured settlements. Group annuities include deferred annuities and single premium annuity contracts. Individual universal and variable life products include universal life and variable life products. Disabled life claim reserves include disability income and long-term care claims that have been incurred but not reported. Disability active life reserves include disability income and long-term care contracts issued. Other is comprised of disability life and accidental death insurance.

b.	Liabilities for deposit-type contracts

The following summarizes liabilities for deposit-type contracts and the range of interest rates by type of product:

	December 31,
	2014				2013

	Amount	Interest Rates			Amount	Interest Rates

	($ In Millions)

Guaranteed interest contracts:
Note programs	$3,515	0.4%	-	6.2%	$3,425	0.6%	-	6.2%
Federal Home Loan Bank of Boston	701	1.1%	-	3.0%	601	1.1%	-	3.0%
Other	2	8.3%	-	9.7%	2	4.1%	-	9.7%
Supplementary contracts	690	0.3%	-	7.0%	669	0.3%	-	8.0%
Dividend accumulations	547	3.4%	-	4.1%	557	3.4%	-	3.9%
Other deposits	3,590	4.0%	-	8.0%	4,155	3.5%	-	9.5%

Total	$9,045				$9,409

Guaranteed interest contracts (GICs) include funding agreements. Funding agreements are investment contracts sold to domestic and international institutional investors. The terms of the funding agreements do not give the holder the right to terminate the contract prior to the contractually stated maturity date. No funding agreements have been issued with put provisions or ratings-sensitive triggers. Currency swaps are employed to eliminate foreign exchange risk from all funding agreements issued to back non-U.S. dollar denominated notes

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Under most of the Company’s funding agreement programs, the Company creates special purpose entities (SPEs), which are investment vehicles or trusts, for the purpose of issuing medium-term notes to investors. Proceeds from the sale of the medium-term notes issued by these SPEs are used to purchase funding agreements from the Company. The payment terms of any particular series of notes are matched by the payment terms of the funding agreement securing the series. Notes were issued from the Company’s $2 billion European Medium-Term Note Program with approximately $119 million remaining in run-off. Notes are currently issued from its $17 billion Global Medium-Term Note Program.

The Company uses funding agreements with Federal Home Loan Bank of Boston (FHLB Boston) in an investment spread strategy, consistent with its other investment spread operations. These funding agreements are collateralized by securities with estimated fair values of $855 million as of December 31, 2014. The Company’s borrowing capacity with the FHLB Boston is subject to the lower of the limitation on the pledge of collateral for a loan set forth in New York Insurance Law Section 1411(C) and by the Company’s internal limit. The Company’s unused capacity was $1.2 billion as of December 31, 2014. As a member of the FHLB Boston, the Company holds common stock of the FHLB Boston at a statement value of $57 million and $52 million as of December 31, 2014 and 2013, respectively. All FHLB Boston funding agreement assets and liabilities are classified in the Company’s general account. The Company accounts for these funds consistent with its other deposit-type contracts.

Other deposits primarily consists of investment contracts assumed as part of the indemnity reinsurance agreement discussed in Note 10. “Reinsurance”. These contracts are used to fund retirement plans. Contract payments are not contingent upon the life of the retirement plan participant.

As of December 31, 2014, the Company’s GICs by maturity year were as follows (in millions):

2015	$402
2016	653
2017	552
2018	960
2019	622
Thereafter	1,029

Total	$4,218

c.	Unpaid claims and claim expense reserves

The Company establishes unpaid claims and claim expense reserves to provide for the estimated costs of claims for individual disability and long-term care policies. These reserves include estimates for both claims that have been reported and those that have been incurred but not reported, and include estimates of all future expenses associated with the processing and settling of these claims. This estimation process is primarily based on the assumption that experience is an appropriate indicator of future events and involves a variety of actuarial techniques that analyze experience, trends and other relevant factors. The amounts recorded for unpaid claims and claim expense reserves represent the Company’s best estimate based upon facts and actuarial guidelines. Accordingly, actual claim payouts may vary from these estimates.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the disabled life and long-term care unpaid claims and claim expense reserves:

	December 31,
	2014	2013

	(In Millions)

Claim reserves, beginning of year	$2,031	$2,017
Less: Reinsurance recoverables	134	128

Net claim reserves, beginning of year	1,897	1,889

Claims paid related to:
Current year	(15)	(14)
Prior years	(320)	(327)

Total claims paid	(335)	(341)

Incurred related to:
Current year’s incurred	236	234
Current year’s interest	5	5
Prior year’s incurred	17	30
Prior year’s interest	81	80

Total incurred	339	349

Net claim reserves, end of year	1,901	1,897
Reinsurance recoverables	143	134

Claim reserves, end of year	$2,044	$2,031

The changes in reserves for incurred claims related to prior years are generally the result of recent loss development trends. The $17 million increase in the prior years’ incurred claims for 2014 and the $30 million increase in the prior years’ incurred claims for 2013 were generally the result of differences between actual termination experience and statutory termination tables.

The following reconciles disabled life claim reserves to the net claim reserves at the end of the years presented in the previous table. Disabled life claim reserves are recorded in policyholders’ reserves. Accrued claim liabilities are recorded in other liabilities.

	December 31,
	2014	2013

	(In Millions)

Disabled life claim reserves	$1,877	$1,876
Accrued claim liabilities	24	21

Net claim reserves, end of year	$1,901	$1,897

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

d.	Additional liability for annuity contracts

Certain variable annuity contracts include additional death or other insurance benefit features, such as GMDBs, GMIBs, GMABs and GMWBs. In general, these benefit guarantees require the contract holder or policyholder to adhere to a company-approved asset allocation strategy. Election of these benefits on certain annuity contracts is generally only available at contract issue.

The following shows the liabilities for GMDBs, GMIBs, GMABs and GMWBs (in millions):

Liability as of January 1, 2013	$557
Incurred guarantee benefits	(281)
Paid guarantee benefits	(2)

Liability as of December 31, 2013	274
Incurred guarantee benefits	214
Paid guarantee benefits	(2)

Liability as of December 31, 2014	$486

The Company held reserves in accordance with the stochastic scenarios as of December 31, 2014 and 2013. As of December 31, 2014 and 2013, the Company held additional reserves above those indicated based on the stochastic scenarios in order to maintain a prudent level of reserve adequacy.

The following summarizes the account values, net amount at risk and weighted average attained age for variable annuity contracts with GMDBs, GMIBs, GMABs and GMWBs classified as policyholders’ reserves and separate account liabilities. The net amount at risk is defined as the minimum guarantee less the account value calculated on a policy-by-policy basis, but not less than zero.

	December 31,			December 31,
	2014			2013

		Net	Weighted		Net	Weighted
	Account	Amount	Average	Account	Amount	Average
	Value	at Risk	Attained Age	Value	at Risk	Attained Age

	($ In Millions)

GMDB	$19,391	$37	63	$19,931	$42	62
GMIB Basic	1,136	64	65	1,298	70	65
GMIB Plus	3,373	300	64	3,380	224	63
GMAB	2,859	3	58	2,493	2	57
GMWB	232	4	68	234	3	67

The GMDB account value above consists of $3,733 million within the general account and $15,658 million within separate accounts that includes $4,956 million of modified coinsurance.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Account values of variable annuity contracts with GMDBs, GMIBs, GMABs and GMWBs are summarized below:

	December 31, 2014

	GMDB	GMIB	GMIB	GMAB	GMWB
		Basic	Plus

	(In Millions)

Separate account	$15,658	$1,121	$3,373	$2,801	$232
General account	3,733	15	-	58	-

Total	$19,391	$1,136	$3,373	$2,859	$232

	December 31, 2013

	GMDB	GMIB	GMIB	GMAB	GMWB
		Basic	Plus

	(In Millions)

Separate account	$15,846	$1,283	$3,380	$2,427	$234
General account	4,085	15	-	66	-

Total	$19,931	$1,298	$3,380	$2,493	$234

e.	Additional liability for individual life contracts

Certain universal life and variable universal life contracts include features such as GMDBs or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit.

The liability, net of reinsurance, for guarantees on universal life and variable universal life type contracts was as follows:

	December 31,
	2014	2013

	(In Millions)

Beginning balance	$2,257	$1,879
Net liability increase	416	378

Ending balance	$2,673	$2,257

12.	Debt

The Company issues commercial paper in the form of Notes in minimum denominations of $250 thousand up to a total aggregation of $1 billion. These Notes have maturities up to a maximum of 270 days from the date of issue and are sold at par less a discount representing an interest factor or, if interest bearing, at par. The Notes are not redeemable or subject to voluntary prepayments by the Company. Commercial paper had a carrying value and face amount of $250 million as of December 31, 2014 and 2013. The commercial paper issued in 2014 had interest rates ranging from 0.10% to 0.20% with maturity dates ranging from 1 to 48 days. Interest expense for commercial paper was less than $1 million for the years ended December 31, 2014, 2013 and 2012.

On September 26, 2014, the Company signed a $1 billion, five year credit facility, with a syndicate of lenders that can be used for general corporate purposes and to support commercial paper borrowings. The credit facility replaces an existing $1 billion credit facility, which was due to expire in 2017. The facility has an upsize option for an

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

additional $500 million. The terms of the credit facility provide for, among other provisions, covenants pertaining to liens, fundamental changes, transactions with affiliates and adjusted statutory surplus. As of and for the years ended December 31, 2014, 2013 and 2012, the Company was in compliance with all covenants under the credit facilities. For the years ended December 31, 2014, 2013 and 2012, there were no draws on the credit facilities. Credit facility fees were $1 million, less than $1 million and $3 million for the years ended December 31, 2014, 2013 and 2012, respectively.

13.	Employee benefit plans

The Company provides multiple benefit plans including retirement plans and life and health benefits to employees, certain employees of unconsolidated subsidiaries, agents and retirees.

a.	Pension plans

The Company has funded and unfunded noncontributory defined benefit pension plans that cover substantially all employees, agents and retirees. The qualified defined benefit plan includes a defined benefit formula and a cash balance formula. Participants earn benefits under the plan based on the defined benefit formula, the cash balance formula, or a combination of both formulas as determined by their date of hire or rehire. Under the defined benefit formula, benefits are calculated based on final average earnings and length of service. Benefits under the cash balance formula are determined based on age, service and salary during the participants’ careers.

The Company’s policy is to fund qualified pension costs in accordance with the Employee Retirement Income Security Act of 1974. In 2014 and 2013, the Company contributed $20 million and $61 million, respectively, to its qualified defined benefit plan.

b.	Defined contribution plans

The Company sponsors funded (qualified 401(k) thrift savings) and unfunded (nonqualified deferred compensation thrift savings) defined contribution plans for its employees, agents and retirees. The qualified 401(k) thrift savings plan’s net assets available for benefits were $2,149 million and $1,974 million as of December 31, 2014 and 2013, respectively. The Company match for the qualified 401(k) thrift savings plan is limited to 5% of eligible W-2 compensation. The Company’s total matching thrift savings contributions, included in general insurance expenses, was $44 million for the year ended December 31, 2014 and $36 million for the years ended December 31, 2013 and $28 million for 2012.

The Company also maintains a defined contribution plan for agents, which was frozen in 2001. The net assets available for these benefits were $187 million and $189 million as of December 31, 2014 and 2013, respectively.

c.	Other postretirement and postemployment benefits

The Company provides certain life insurance and health care benefits (other postretirement benefits) for its retired employees and agents, their beneficiaries and covered dependents. MMHLLC has the obligation to pay the Company’s other postretirement benefits. The transfer of this obligation to MMHLLC does not relieve the Company of its primary liability. MMHLLC is allocated other postretirement expenses related to interest cost, amortization of actuarial gains (losses) and expected return on plan assets, whereas service cost, prior service cost and amortization of the transition obligation are recorded by the Company.

The health care plan is contributory. A portion of the basic life insurance plan is noncontributory. Substantially all of the Company’s U.S. employees and agents may become eligible to receive other postretirement benefits. These benefits are funded as the benefits are provided to the participants. The postretirement health care plans include a limit on the Company’s share of costs for certain retirees.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company provides retiree life insurance coverage for home office employees who, as of January 1, 2010, were age 50 with at least 10 years of service or had attained 75 points, generally age plus service, with a minimum 10 years of service.

Accrued Postemployment Benefits

The Company provides severance-related postemployment benefits for home office employees. The net accumulated liability for these benefits was $35 million and $32 million as of December 31, 2014 and 2013, respectively.

The Company accrues postemployment benefits for agents’ health benefits for those agents who qualify for long-term disability and are not retired. The net accumulated liability for these benefits was $10 million and $8 million as of December 31, 2014 and 2013, respectively.

d.	Benefit obligations

Accumulated benefit obligations represent the present value of pension benefits earned as of a December 31 measurement date based on service and compensation and do not take into consideration future salary levels.

Projected benefit obligations for pension benefits represent the present value of pension benefits earned as of a December 31 measurement date projected for estimated salary increases to an assumed date with respect to retirement, termination, disability or death.

As of December 31, 2013, the unamortized additional liability due to the adoption of SSAP No. 102 was $29 million, which is being amortized through 2021. The additional liability upon adoption of $43 million consisted of $27 million for adding non-vested participants and $16 million for the difference between the accumulated benefit obligation and projected benefit obligation for vested participants.

See Section f. of this Note, “Amounts recognized in the Statutory Statements of Financial Position,” for details on the Plan’s funded status.

Accumulated and projected postretirement benefit obligations for other postretirement benefits represent the present value of postretirement medical and life insurance benefits earned as of a December 31 measurement date projected for estimated salary and medical claim rate increases to an assumed date with respect to retirement, disability or death.

Actuarial (gains) losses represent the difference between the expected results and the actual results used to determine the projected benefit obligation, accumulated benefit obligation and current year expense. A few of the major assumptions used in this calculation include: expected future compensation levels, healthcare cost trends, mortality and expected retirement age.

The following presents the total pension and other postretirement accumulated benefit obligation:

	December 31,
	2014	2013	2014	2013

	Pension		Other Postretirement
	Benefits		Benefits

	(In Millions)

Accumulated benefit obligation	$2,542	$2,236	$412	$401

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following sets forth the change in projected benefit obligation of the defined benefit pension and other postretirement plans:

	December 31,
	2014	2013	2014	2013

	Pension		Other Postretirement
	Benefits		Benefits

	(In Millions)

Projected benefit obligation, beginning of year vested only	$2,269	$2,355	$357	$363
SSAP No. 102 adoption to add non-vested	-	27	-	50
Service cost	73	73	8	8
Interest cost	108	94	16	15
Contributions by plan participants	-	-	10	9
Actuarial (gains) losses	(63)	7	4	(19)
Medicare prescription drug direct subsidy	-	-	1	1
Benefits paid	(101)	(103)	(29)	(27)
Change in discount rate	295	(184)	45	(43)

Projected benefit obligation, end of year	$2,581	$2,269	$412	$357

The determination of the discount rate is based upon rates commensurate with current yields on high quality corporate bonds as of a measurement date of December 31, 2014. A spot yield curve is developed from this data which is used to determine the present value for the obligation. The projected plan cash flows are discounted to the measurement date based on the spot yield curve. A single discount rate is utilized to ensure the present value of the benefits cash flow equals the present value computed using the spot yield curve. A 25 basis point change in the discount rate results in approximately a $75 million change in the projected pension benefit obligation. The methodology includes producing a cash flow of annual accrued benefits. See Section h. of this Note, “Assumptions” for details on the discount rate.

e.	Plan assets

All investments of the qualified pension plan are invested through the Company’s group annuity contract. This contract invests in the General Investment Account (GIA) of the Company, pooled separate accounts and nonpooled separate accounts. Pooled separate account assets support more than one group annuity contract and are managed by the Company. These assets are assigned for the purposes of allocating investment returns and asset gains and losses. Nonpooled separate accounts are managed by the Company and unaffiliated asset managers.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s qualified pension plan assets managed by the Company are as follows:

	December 31,
	2014	2013

	(In Millions)

General Investment Account	$215	$242
Alternative Investment Separate Account	191	174
Babson Long Term Duration Bond Fund	190	160
Oppenheimer Small Capitalization Core Fund	140	132
MM Premier Core Bond Fund	125	118
Oppenheimer International Growth Fund	105	112
MM Select Growth Opportunities Fund	98	58
MM Select Blue Chip Growth Fund	97	57
Oppenheimer Large Core Fund	96	86
Babson Enhanced Index Value Fund	85	85
Oppenheimer Large Capitalization Value Fund	49	44
MM Select Large Cap Value Fund	46	44
MM Select Small Cap Value Fund	46	45
MM Select Small Cap Growth Fund	45	47
MM Premier Strategic Emerging Markets Fund	42	45
Oppenheimer Real Estate Fund	33	25
MM Premier Capital Appreciation Fund	-	66

	$1,603	$1,540

The approximate amount of annual benefits to plan participants covered by a group annuity contract issued by the employer or related parties is estimated at $66 million in 2015.

The Company employs a total return investment approach whereby a mix of equities and fixed-income investments are used to maximize the long-term return of plan assets with a prudent level of risk. Risk tolerance is established through consideration of plan liabilities, plan funded status and corporate financial condition. The investment portfolio contains a diversified blend of equity and fixed-income investments. Alternative assets such as a private equity fund, an equity index exchange traded fund and a bond index exchange traded fund are used to improve portfolio diversification. Investment risk is measured and monitored on an ongoing basis through quarterly investment portfolio reviews, annual liability measurements, and periodic asset and liability studies.

The target range allocations for the qualified pension plan assets are 25% to 35% domestic equity securities, 20% to 30% long duration bond securities, 15% to 25% GIA, 13% to 18% international equity securities and 5% to 15% alternative investments. Domestic equities primarily include investments in large capitalization (large-cap) companies and small capitalization (small-cap) companies. Long duration bond securities invest in several long duration bond exchange traded funds. International equities include investments in American Depository Receipts and limited partnerships that trade primarily in foreign markets in Europe, Latin America and Asia. The pension plan asset’s GIA earns fixed interest, primarily comprised of an investment in an unallocated insurance contract, held by the Company. Approximately 10% and 12% of the assets of the Company’s pension plan were invested in the Company’s GIA through the unallocated group annuity insurance contract as of December 31, 2014 and 2013, respectively.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The change in plan assets represents a reconciliation of beginning and ending balances of the fair value of the plan assets used to fund future benefit payments. The following presents the change in plan assets:

	December 31,
	2014	2013	2014	2013

	Pension		Other Postretirement
	Benefits		Benefits

	(In Millions)

Fair value of plan assets, beginning of year	$2,020	$1,801	$5	$5
Actual return on plan assets	180	241	-	-
Employer contributions	40	81	19	17
Contributions by plan participants	-	-	10	10
Benefits paid	(101)	(103)	(29)	(27)

Fair value of plan assets, end of year	$2,139	$2,020	$5	$5

The General Investment Account is designed to provide stable, long-term investment growth. The account value is maintained at a stable value (generally referred to as “book value”) regardless of financial market fluctuations, however, if the plan sponsor initiates a full or partial termination, the amount liquidated is subject to an adjustment that could result in an increase or decrease in the book value of the plan’s investment. The stable value characteristic is supported by MassMutual’s surplus and capital, and overall financial strength.

The following presents the GIA allocation by type of investment:

	December 31,
	2014	2013

Bonds	60%	60%
Mortgage loans	16	16
Partnerships and LLCs	6	7
Other investments	9	6
Common stocks - subsidiaries and affiliates	6	6
Cash and cash equivalents	2	4
Real estate	1	1

	100%	100%

The qualified pension plan invests in the following pooled and nonpooled separate account options:

Alternative Investment Separate Account is a nonpooled separate account advised by Babson Capital. Babson Capital’s strategy includes investing in holdings of private equity funds, hedge funds, a private real estate fund, and an equity index exchange traded fund.

Babson Long Term Duration Bond Fund is a nonpooled separate account advised by Babson Capital with a long duration bond strategy that invests in a diversified portfolio of fixed-income securities, including, short-term, intermediate and long-term credit, government securities and cash. The specific performance objective is to outperform the total return of the Barclays U.S. Long Government/Credit Bond index.

Oppenheimer Small Capitalization Core Fund is a pooled separate account advised by OFI Institutional Asset Management (OFI Institutional) that invests in domestic small and mid-cap, and international small and mid-cap securities. The fund aims to maintain a broadly diversified portfolio across all major economic sectors by applying risk controls for both sector and position size. The fund’s strategy uses separate fundamental research and quantitative models to select securities.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MassMutual (MM) Premier Core Bond Fund is a pooled separate account investing in a mutual fund sub-advised by Babson Capital. The mutual fund primarily invests in high-quality, investment grade bonds with selective and prudent investments in high yield bonds, which are deemed to provide an attractive risk/reward trade off. Security selection is done through an in-depth, bottom-up credit research process seeking securities with attractive yields among the corporate, U.S. government (treasury and agency) and mortgage and asset backed sectors.

Oppenheimer International Growth Fund is a pooled separate account investing in a mutual fund sub-advised by OFI Institutional that invests in international large-cap securities, primarily in the developed international markets. This international equity strategy focuses on well-positioned, well-managed businesses that have strong revenue growth, sustainable profit margins, capital efficiency and/or business integrity.

MM Select Growth Opportunities Fund is a pooled separate account investing in a mutual fund sub-advised by Sands Capital Management, LLC (Sands) and Jackson Square Partners (JSP) with a large-cap growth equity focus. Sands uses bottom-up, fundamental research and employs six key investment criteria: sustainable, above average earnings growth, a leadership position, competitive advantages, a value-added focus with a clear mission, financial strength and rational valuation. JSP seeks to select large-cap equities that it believes are undervalued in relation to their intrinsic value, as indicated by multiple factors, including a return on capital above its cost of capital.

MM Select Blue Chip Growth Fund is a pooled separate account investing in a mutual fund sub-advised by T. Rowe Price that seeks growth of capital over the long-term. The strategy seeks well-established large cap companies with the potential for above-average earnings growth. In selecting securities, T. Rowe Price generally seeks to identify companies with a leading market position, seasoned management and strong financial fundamentals.

Oppenheimer Large Core Fund is a nonpooled separate account advised by OFI Institutional that invests in a diversified mix of domestic large company stocks for capital appreciation potential. The strategy is a large-cap core equity strategy, where the portfolio managers combine fundamental research and quantitative models to identify investment opportunities among large, competitively advantaged companies whose earnings are growing faster than average, or whose shares appear to be mispriced by the market.

Babson Enhanced Index Value Fund is a nonpooled separate account advised by Babson Capital that invests in domestic small-cap, mid-cap, large-cap and other equity securities. The strategy uses a systematic process that exploits market inefficiencies and is designed to outperform the fund’s benchmark index while maintaining risk characteristics similar to the benchmark.

Oppenheimer Large Capitalization Value Fund is a nonpooled separate account advised by OFI Institutional that invests in domestic small-cap, mid-cap and large-cap common stocks. The fund can also buy other investments, including preferred stocks, rights and warrants and convertible debt securities. The strategy uses fundamental analyses to select securities that it believes are undervalued.

MM Select Large Cap Value Fund is a pooled separate account investing in a mutual fund sub-advised by Barrow Hanley and Huber Capital (Huber). Barrow Hanley manages a dividend focused strategy with a high quality, conservative orientation. Huber employs a more concentrated, deeper value strategy using a dividend discount model (DDM) as the basis for determining intrinsic value opportunities.

MM Select Small Cap Value Fund is a pooled separate account investing in a mutual fund sub-advised by Wellington and Barrow Hanley that seeks to maximize total return through investing primarily in small-cap equity securities. Wellington employs a bottom-up stock selection process that utilizes proprietary, fundamental research to identify companies it considers to be undervalued but have the potential for significant longer-term returns. Barrow Hanley typically seeks to exploit market inefficiencies by using proprietary research to identify small-cap companies considered to be undervalued but with the potential to generate superior returns at below average levels of risk.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MM Select Small Cap Growth Fund is a pooled separate account investing in a mutual fund sub-advised by Waddell & Reed, Wellington Management and Montibus Capital Management. The fund invests in domestic small-cap equity securities and seeks long-term capital appreciation. Each sub-adviser employs a growth-based investment approach and may perform a number of analyses in considering whether to buy or sell a security for the fund. Each of the sub-advisers uses a combination of fundamental and quantitative analyses to identify small-cap companies that it believes are experiencing or will experience rapid earnings or revenue growth.

MM Premier Strategic Emerging Markets Fund is a pooled separate account investing in a mutual fund sub-advised by OFI Institutional seeking long-term growth of capital by investing primarily in international emerging markets. OFI Institutional determines the universe of emerging market countries in which to invest, based on OFI Institutional’s assessment of a country’s suitability for investment.

Oppenheimer Real Estate Fund is a pooled separate account that invests in an Oppenheimer mutual fund sub-advised by Cornerstone Real Estate Advisers. This real estate strategy seeks out exposure to the commercial real estate market and uses a fundamental research driven approach to search for what are believed to be high quality companies in the Real Estate Investment Trust (REIT) market. REITs are publicly-traded securities that sell like a stock on the major exchanges and which invest in real estate, or represent operating companies that are involved in the real estate market.

Goldman Sachs Asset Management Long Duration Bond Fund is a nonpooled separate account advised by Goldman Sachs Asset Management that invests in a diversified portfolio of fixed-income securities, including short-term, intermediate and long-term credit, government securities and cash. The specific performance objective is to outperform the total return of the Barclays U.S. Long Government/Credit Bond index.

Pacific Investment Management Company Long Duration Bond Fund is a nonpooled separate account advised by Pacific Investment Management Company that invests in a diversified portfolio of fixed-income securities, including short-term, intermediate and long-term credit, government securities and cash. The specific performance objective is to outperform the total return of the Barclays U.S. Long Government/Credit Bond index.

Oakmark International Collective Fund is a non-pooled separate account advised by Harris Associates that invests primarily in developed market international large-cap equity securities, which may include common stocks, preferred stocks, securities that are convertible into common stocks, depositary receipts, and rights and warrants to buy common stocks. This international equity strategy seeks out companies that it believes to be trading in the market at significant discounts to their underlying values.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

T. Rowe Price Emerging Markets Stock Fund is a pooled separate account advised by T. Rowe Price Associates, Inc. (T. Rowe Price) that seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in the emerging markets of Latin America, Asia, Europe, Africa and the Middle East.

Fair Value Measurements

The Company’s fair value hierarchy is defined in Note 5 “Fair value of financial instruments.”

The following is a description of the valuation methodologies used to measure fair value for the investments in the qualified pension plan.

Pooled Separate Accounts: Unit value calculated based on the net assets of the underlying pool of securities which value their investment securities at fair value. The separate accounts are valued daily based on the net asset value (NAV) of shares of the underlying funds and are therefore generally classified as Level 2. As of December 31, 2014 and 2013, the Plan had no specific plans or intentions to sell investments at amounts other than NAV. These investments can be redeemed on a daily basis and have no lockups or funding commitments.

Nonpooled separate accounts: Valued primarily using the closing price reported on the active market on which the individual securities are traded.

Cash: Is stated at cost, which is equal to fair value and held by an unaffiliated bank.

The General Investment Account option: Liquidation value based on an actuarial formula as defined under the terms of the contract.

The methods described above may produce a fair value calculation that may not be indicative of net realizable value or reflective of future values. Furthermore, while the Company believes its valuation methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine fair value of certain financial instruments could result in a different fair value measurement at the reporting date.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the fair value hierarchy of the Company’s pension plan assets by asset class:

	December 31, 2014

	Level 1	Level 2	Level 3	Total

	(In Millions)

Investments in the qualified pension plan:
Pooled separate accounts:
Common stocks:
U.S. large capitalization	$-	$242	$-	$242
International large capitalization	-	105	-	105
U.S. small capitalization value	-	91	-	91
International emerging markets	-	42	-	42
Real estate	-	33	-	33
Bonds:
Diversified fixed-income	-	125	-	125
Registered investment companies:
Emerging markets	45	-	-	45

Total pooled separate accounts	45	638	-	683

Nonpooled separate accounts:
Common stocks:
U.S. large capitalization	167	-	-	167
U.S. small capitalization	108	-	-	108
U.S. mid capitalization	64	-	-	64
International large capitalization value	15	-	-	15
International small/mid capitalization	9	-	-	9
Corporate and other bonds	-	235	-	235
Long duration bonds	116	-	-	116
Short-term bonds	2	-	-	2
Government securities	-	197	-	197
Mortgage backed securities	-	7	-	7
Registered investment companies:
U.S. large capitalization	63	-	-	63
Multi-strategy hedge funds	-	-	37	37
Limited partnerships:
International small/mid capitalization	-	-	106	106
Multi-strategy hedge funds	-	-	23	23
Private equity/venture capital	-	-	28	28
Asset backed securities	-	8	-	8
Real estate	-	-	39	39
Cash and short-term cash equivalents	10	7	-	17

Total nonpooled separate accounts	554	454	233	1,241

Total general investment account	-	-	215	215

Total	$599	$1,092	$448	$2,139

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2013

	Level 1	Level 2	Level 3	Total

	(In Millions)

Investments in the qualified pension plan:
Pooled separate accounts:
Common stocks:
U.S. large capitalization	$-	$225	$-	$225
International large capitalization value	-	112	-	112
U.S. small capitalization value	-	92	-	92
International emerging markets	-	45	-	45
Real estate	-	25	-	25
Bonds:
Diversified fixed income	-	118	-	118
Registered investment companies:
Emerging markets	45	-	-	45

Total pooled separate accounts	45	617	-	662

Nonpooled separate accounts:
Common stocks:
U.S. large capitalization	150	-	-	150
U.S. mid capitalization	81	-	-	81
U.S. small capitalization	80	-	-	80
International large capitalization value	18	-	-	18
International small/mid capitalization	10	-	-	10
Corporate and other bonds	-	193	-	193
Long duration bonds	99	-	-	99
Short term bonds	2	-	-	2
Government securities	-	146	-	146
Mortgage backed securities	-	6	-	6
Registered investment companies:
U.S. large capitalization	66	-	-	66
Multi-strategy hedge funds	-	-	35	35
Limited partnerships:
International large capitalization value	-	-	111	111
Multi-strategy hedge funds	-	-	22	22
Private equity/venture capital	-	-	13	13
Asset backed securities	-	10	-	10
Real estate	-	-	36	36
Cash and short-term cash equivalents	9	29	-	38

Total nonpooled separate accounts	515	384	217	1,116

Total general investment account	-	-	242	242

Total	$560	$1,001	$459	$2,020

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following sets forth a summary of changes in the fair value of the Plan’s Level 3 invested assets:

	Beginning	Actual				Ending
	Balance	Return on			Transfers to	Balance
	1/1/2014	Plan Assets	Purchases	Sales	Level 3	12/31/2014

	(In Millions)

Limited partnerships:
International large cap value	$111	$3	$-	$(114)	$-	$-
International small/mid cap	-	(8)	114	-	-	106
Multi-strategy hedge fund	22	1	-	-	-	23
Private equity venture capital	13	4	14	(3)	-	28
Multi-strategy hedge fund	35	2	-	-	-	37
Real estate	36	2	1	-	-	39
General investment account	242	8	47	(82)	-	215

Total	$459	$12	$176	$(199)	$-	$448

	Beginning	Actual				Ending
	Balance	Return on			Transfers to	Balance
	1/1/2013	Plan Assets	Purchases	Sales	Level 3	12/31/2013

	(In Millions)

Limited partnerships:
International large cap value	$96	$33	$-	$(18)	$-	$111
Multi-strategy hedge fund	21	1	-	-	-	22
Private equity venture capital	11	1	3	(2)	-	13
Multi-strategy hedge fund	31	4	-	-	-	35
Real estate	32	3	1	-	-	36
General investment account	222	10	94	(84)	-	242

Total	$413	$52	$98	$(104)	$-	$459

The Company evaluated the significance of transfers between levels based upon the nature of the financial instrument and size of the transfer relative to total net assets available for benefits. Based on this criteria, there were no significant transfers in or out of Level 1, 2, or 3 for the year ended December 31, 2014.

Postretirement Investments

The fair value of the postretirement benefits investments of $5 million as of December 31, 2014 and 2013 is categorized as Level 1 type investments and is invested in the domestic fixed-income fund. The fund is a money market mutual fund that seeks the maximum current income consistent with stability of principal. The fund seeks to achieve this objective by investing in money market securities meeting specific credit quality standards.

The Company invests in cash, cash equivalents and liquid fixed-income securities to the extent necessary to satisfy reasonably anticipated routine current benefit liability amounts, with additional funds sufficient to satisfy reasonably unanticipated spikes in such liability activity.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Amounts recognized in the Statutory Statements of Financial Position

Unrecognized prior service cost is the adjustment to the projected benefit obligation as a result of plan amendments. It represents the increase or decrease in benefits for service performed in prior periods. For pension benefits, this cost is amortized into net periodic benefit cost over the average remaining service-years of active employees at the time of the amendment. For other postretirement benefits, this cost is amortized into net periodic benefit cost over the average remaining lifetime of eligible employees and retirees at the time of the amendment.

Unrecognized net actuarial (gains) losses are variances between assumptions used and actual experience. These assumptions include return on assets, demographics and mortality. The unrecognized net actuarial gains (losses) are amortized if they exceed 10% of the projected benefit obligation and are amortized starting in the period after they occur. These are amortized into net periodic benefit cost over the remaining service-years of active employees and over the average remaining lifetime of eligible employees and retirees for other postretirement benefits.

The unrecognized net transition obligation represents the difference between the plan’s funded status and the accrued cost on the Company’s Statutory Statements of Financial Position when the Company first transitioned to current statutory guidance. This was amortized into net periodic benefit cost over a period of years from adoption through 2013 for pension benefits and through 2012 for other postretirement benefits.

As of December 31, 2014, the unamortized liability due to the adoption of SSAP 102 was $24 million, which is being amortized through 2021.

The prepaid pension asset is a cumulative balance of employer contributions made to the plan netted against the plan’s accumulated net periodic benefit costs. The prepaid pension asset is a nonadmitted asset.

The accrued benefit cost recognized is the funded status of the plan adjusted for the remaining balance of unrecognized prior service cost, unrecognized net actuarial loss, unrecognized net transition obligation and the nonadmitted prepaid pension asset.

The following sets forth the amounts in unassigned funds (surplus) recognized as components of net periodic benefit cost in 2014 and 2013 and expected to be recognized in 2015:

	December 31,
	2015	2014	2013	2015	2014	2013

	Pension			Other Postretirement
	Benefits			Benefits

	(In Millions)

Net prior service cost	$4	$8	$8	$4	$4	$4
Net recognized actuarial losses	66	52	93	4	-	5

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following sets forth the amounts in unassigned funds (surplus) that have not yet been recognized as components of net periodic benefit cost:

	December 31,
	2014	2013	2014	2013

	Pension		Other Postretirement
	Benefits		Benefits

	(In Millions)

Net prior service cost	$13	$21	$42	$47
Net actuarial losses	869	713	60	11
Unrecognized pension liability	24	29	-	-

The following sets forth the projected benefit obligation funded status of the plans:

	December 31,
	2014	2013	2014	2013

	Pension		Other Postretirement
	Benefits		Benefits

	(In Millions)

Projected benefit obligation	$2,581	$2,269	$412	$357
Less: Assets	2,139	2,020	5	5

Projected benefit obligation funded status	$(442)	$(249)	$(407)	$(352)

The qualified pension plan was underfunded by $119 million as of December 31, 2014 and overfunded by $30 million as of December 31, 2013. The nonqualified pension plans are not funded and have total projected benefit obligations of $323 million and $279 million as of December 31, 2014 and 2013, respectively.

The Company intends to fund $80 million to meet its expected obligations under its qualified and nonqualified pension plans and other postretirement benefit plans in 2015.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Net periodic cost

The net periodic cost represents the annual accounting income or expense recognized by the Company and included in general insurance expenses. The net periodic cost in the Statutory Statements of Operations is as follows:

	Years Ended December 31,
	2014	2013	2012	2014	2013	2012

	Pension			Other Postretirement/
	Benefits			Postemployment Benefits

	(In Millions)

Service cost	$73	$73	$59	$12	$12	$7
Interest cost	108	94	92	16	15	14
Expected return on plan assets	(151)	(136)	(122)	-	-	-
Amortization of unrecognized transition obligation	-	-	1	-	-	4
Amortization of unrecognized prior service cost	8	8	-	4	8	-
Amortization of unrecognized net actuarial and other losses	52	93	93	1	(3)	-

Total net periodic cost	$90	$132	$123	$33	$32	$25

The expected future pension and other postretirement benefit payments and Medicare prescription drug government subsidy receipts, which reflect expected future service, are as follows:

			Medicare
			Prescription
		Other	Drug
	Pension	Postretirement	Government
	Benefits	Benefits	Subsidy

	(In Millions)

2015	$83	$22	$(3)
2016	88	23	(3)
2017	94	24	(3)
2018	99	24	(3)
2019	105	25	(4)
2020-2024	580	132	(22)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The net expense charged to operations for all employee and agent benefit plans is as follows:

	December 31,
	2014	2013	2012

	(In Millions)

Pension	$90	$132	$123
Health	81	76	61
Thrift	44	36	28
Postretirement	28	32	25
Postemployment	5	-	1
Life	3	4	3
Disability	3	3	3
Other benefits	9	8	7

Total	$263	$291	$251

h.	Assumptions

The assumptions the Company used to calculate the benefit obligations and to determine the benefit costs are as follows:

	December 31,
	2014	2013	2012	2014	2013	2012

	Pension			Other Postretirement
	Benefits			Benefits

Weighted-average assumptions used to determine:
Benefit obligations:
Discount rate	3.90%	4.85%	4.00%	3.75%	4.70%	3.80%
Expected rate of compensation increase	4.00%	4.00%	4.00%	4.00%	4.00%	4.00%

Net periodic benefit cost:
Discount rate	4.85%	4.00%	4.35%	4.70%	3.80%	4.25%
Expected long-term rate of return on plan assets	7.50%	7.50%	7.75%	3.00%	3.00%	3.00%
Expected rate of compensation increase	4.00%	4.00%	4.00%	4.00%	4.00%	4.00%

Assumed health care cost trend rates:
Health care cost trend rate	-	-	-	7.00%	7.00%	7.00%
Ultimate health care cost trend rate after gradual decrease until 2023 for 2014; 2021 for 2013; 2020 for 2012.	-	-	-	5.00%	5.00%	5.00%

In November 2014, the Society of Actuaries released updated mortality tables to be used for pension plans. The adoption of the new mortality tables is recommended but not required for fiscal years ending December 31, 2014. The Company is considering the financial impact of the tables along with other assumption changes, but does not expect the impact of adopting the new tables to be material to the Company’s financial position at December 31, 2014.

The discount rate used to determine the benefit obligations as of year-end is used to determine the expense in the next fiscal year.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company determines its assumptions for the expected rate of return on plan assets for its plans using a “building block” approach, which focuses on ranges of anticipated rates of return for each asset class. A weighted range of nominal rates is determined based on target allocations for each asset class.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one percentage point change in the assumed health care cost trend rate would have had the following effects in 2014:

	One Percentage	One Percentage
	Point Increase	Point Decrease

	(In Millions)

Effect on total service and interest cost	$3	$(2)
Effect on other postretirement benefit obligations	41	(33)

14.	Employee compensation plans

The Company has a long-term incentive compensation plan under which certain employees of the Company and its subsidiaries may be issued phantom stock-based compensation awards. These awards include Phantom Stock Appreciation Rights (PSARs) and Phantom Restricted Stock (PRS). These awards do not grant an equity or ownership interest in the Company.

A summary of stock-based payment details representing the weighted average grant price of PSARs and PRS shares granted, the intrinsic value of PSARs shares exercised, the PRS liabilities paid and the fair value of shares vested during the year is as follows:

	Years Ended December 31,
	2014	2013	2012

Weighted average grant date fair value:
PSAR granted during the year	$78.50	$78.55	$64.27
PRS granted during the year	78.54	78.58	64.34
Intrinsic value (in thousands):
PSAR options exercised	29,125	21,919	55,146
PRS liabilities paid	30,757	27,927	15,461
Fair value of shares vested during the year	101,386	28,260	75,536

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

A summary of PSARs and PRS vested and nonvested shares is as follows:

	PSARs			PRS

		Weighted Average			Weighted Average

	Number		Remaining	Number		Remaining
	of		Contract	of		Contract
	Share Units	Price	Terms	Share Units	Price	Terms

	(In Thousands)		(In Years)	(In Thousands)		(In Years)

Outstanding as of December 31, 2012	2,652	$58.56	1.6	1,360	$51.67	3.2
Granted	806	78.55		263	78.58
Exercised	(788)	48.63		(357)	42.66
Forfeited	(50)	69.18		(33)	61.64

Outstanding as of December 31, 2013	2,620	68.38	1.1	1,233	59.71	3.2
Granted	945	78.50		315	78.54
Exercised	(752)	56.46		(395)	45.66
Forfeited	(58)	74.60		(41)	72.12

Outstanding as of December 31, 2014	2,755	73.82	1.7	1,112	69.47	3.3

Exercisable as of December 31, 2014	246	$61.73	-	-	$-	-

The PSARs compensation expense was $63 million, $6 million and $44 million for the years ended December 31, 2014, 2013 and 2012, respectively. The PSARs accrued compensation liability was $58 million and $23 million as of December 31, 2014 and 2013, respectively. Unrecognized compensation expense related to nonvested PSARs awards was $18 million, $3 million and $15 million for years ended December 31, 2014, 2013 and 2012, respectively. The PSARs unrecognized compensation expense represents the total intrinsic value of all shares issued if 100% vested at current stock price, minus current compensation liability.

The PRS compensation expense was $38 million, $22 million and $33 million for the years ended December 31, 2014, 2013 and 2012, respectively. The PRS accrued compensation liability was $65 million and $57 million as of December 31, 2014 and 2013, respectively. Unrecognized compensation expense related to nonvested PRS awards for years ended December 31, 2014, 2013 and 2012 was $47 million, $38 million and $44 million, respectively. The PRS unrecognized compensation expense represents the total value of all shares issued if 100% vested at the current stock price, minus current compensation liability.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

15.	Federal income taxes

The Company provides for DTAs in accordance with the NAIC issued guidance and has met the required threshold to utilize the 3 year reversal period and 15% of surplus limitation.

The net DTA or net DTL recognized in the Company’s assets, liabilities and surplus is as follows:

	December 31, 2014

	Ordinary	Capital	Total

	(In Millions)

Gross DTAs	$2,719	$236	$2,955
Statutory valuation allowance adjustment	-	-	-

Adjusted gross DTAs	2,719	236	2,955
DTAs nonadmitted	-	-	-

Subtotal net admitted DTA	2,719	236	2,955
Total gross DTLs	(1,613)	(383)	(1,996)

Net admitted DTA(L)	$1,106	$(147)	$959

	December 31, 2013

	Ordinary	Capital	Total

	(In Millions)

Gross DTAs	$2,701	$120	$2,821
Statutory valuation allowance adjustment	-	-	-

Adjusted gross DTAs	2,701	120	2,821
DTAs nonadmitted	-	-	-

Subtotal net admitted DTA	2,701	120	2,821
Total gross DTLs	(1,291)	(364)	(1,655)

Net admitted DTA(L)	$1,410	$(244)	$1,166

	Change

	Ordinary	Capital	Total

	(In Millions)

Gross DTAs	$18	$116	$134
Statutory valuation allowance adjustment	-	-	-

Adjusted gross DTAs	18	116	134
DTAs nonadmitted	-	-	-

Subtotal net admitted DTA	18	116	134
Total gross DTLs	(322)	(19)	(341)

Net admitted DTA(L)	$(304)	$97	$(207)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The amount of adjusted gross DTA admitted under each component of the guidance and the resulting change by tax character are as follows:

	December 31, 2014

	Ordinary	Capital	Total

	(In Millions)

Admitted DTA 3 years:
Federal income taxes that can be recovered	$6	$144	$150
Remaining adjusted gross DTAs expected to be realized within 3 years (lesser of 1 or 2):
1. Adjusted gross DTA to be realized	1,076	-	1,076
2. Adjusted gross DTA allowed per limitation threshold	1,940	-	1,940

Lesser of lines 1 or 2	1,076	-	1,076
Adjusted gross DTAs offset by existing DTLs	1,637	92	1,729

Total admitted DTA realized within 3 years	$2,719	$236	$2,955

	December 31, 2013

	Ordinary	Capital	Total

	(In Millions)

Admitted DTA 3 years:
Federal income taxes that can be recovered	$53	$26	$79
Remaining adjusted gross DTAs expected to be realized within 3 years
1. Adjusted gross DTA to be realized	1,063	94	1,157
2. Adjusted gross DTA allowed per limitation threshold	1,588	120	1,708

Lesser of lines 1 or 2	1,063	94	1,157
Adjusted gross DTAs offset by existing DTLs	1,585	-	1,585

Total admitted DTA realized within 3 years	$2,701	$120	$2,821

	Change

	Ordinary	Capital	Total

	(In Millions)

Admitted DTA 3 years:
Federal income taxes that can be recovered	$(47)	$118	$71
Remaining adjusted gross DTAs expected to be realized within 3 years
1. Adjusted gross DTA to be realized	13	(94)	(81)
2. Adjusted gross DTA allowed per limitation threshold	352	(120)	232

Lesser of lines 1 or 2	13	(94)	(81)
Adjusted gross DTAs offset by existing DTLs	52	92	144

Total admitted DTA realized within 3 years	$18	$116	$134

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s total realization threshold limitations are as follows:

	December 31,
	2014	2013

	($ In Millions)

Ratio percentage used to determine recovery period and threshold limitation	932%	836%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above	$12,932	$11,320

The ultimate realization of DTAs depends on the generation of future taxable income during the periods in which the temporary differences are deductible. Management considers the scheduled reversal of DTLs (including the impact of available carryback and carryforward periods), projected taxable income and tax-planning strategies in making this assessment. The impact of tax-planning strategies is as follows:

	December 31, 2014

	Ordinary	Capital	Total

	(Percent)

Impact of tax planning strategies:
Adjusted gross DTAs
(% of total adjusted gross DTAs)	-%	-%	-%

Net admitted adjusted gross DTAs
(% of total net admitted adjusted gross DTAs)	68%	-%	68%

	December 31, 2013

	Ordinary	Capital	Total

	(Percent)

Impact of tax planning strategies:
Adjusted gross DTAs
(% of total adjusted gross DTAs)	-%	-%	-%

Net admitted adjusted gross DTAs
(% of total net admitted adjusted gross DTAs)	31%	-%	31%

	Change

	Ordinary	Capital	Total

	(Percent)

Impact of tax planning strategies:
Adjusted gross DTAs
(% of total adjusted gross DTAs)	-%	-%	-%

Net admitted adjusted gross DTAs
(% of total net admitted adjusted gross DTAs)	37%	-%	37%

There are no reinsurance strategies included in the Company’s tax-planning.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The provision for current tax expense on earnings is as follows:

	Years Ended December 31,
	2014	2013	2012

	(In Millions)

Federal income tax expense (benefit) on operating earnings	$20	$(157)	$(124)
Foreign income tax expense on operating earnings	3	15	16

Total federal and foreign income tax expense (benefit) on operating earnings	23	(142)	(108)
Federal income tax expense (benefit) on net realized capital gains (losses)	282	147	(293)

Total federal and foreign income tax expense (benefit)	$305	$5	$(401)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The tax effects of temporary differences that give rise to significant portions of the DTAs and DTLs are as follows:

	December 31,
	2014	2013	Change

	(In Millions)

DTAs:
Ordinary
Reserve items	$873	$746	$127
Policy acquisition costs	591	547	44
Nonadmitted assets	451	417	34
Policyholders’ dividends	334	326	8
Pension and compensation related items	252	245	7
Expense items	74	45	29
Investment items	32	267	(235)
Tax credits	-	61	(61)
Unrealized investment losses	7	13	(6)
Other	105	34	71

Total ordinary DTAs	2,719	2,701	18
Nonadmitted DTAs	-	-	-

Admitted ordinary DTAs	2,719	2,701	18

Capital
Investment items	140	70	70
Unrealized investment losses	96	50	46

Total capital DTAs	236	120	116

Admitted capital DTAs	236	120	116

Admitted DTAs	2,955	2,821	134

DTLs:
Ordinary
Unrealized investment gains	815	549	266
Pension items	301	259	42
Deferred and uncollected premium	281	256	25
Reserve for audits and settlements	74	95	(21)
Other	142	132	10

Total ordinary DTLs	1,613	1,291	322

Capital
Unrealized investment gains	306	220	86
Investment items	77	144	(67)

Total capital DTLs	383	364	19

Total DTLs	1,996	1,655	341

Net admitted DTA	$959	$1,166	$(207)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The change in net deferred income taxes is comprised of the following:

	Years Ended December 31,
	2014	2013	2012

	(In Millions)

Net DTA(L)	$(207)	$559	$(451)
Less: Items not recorded in the change in net deferred income taxes:
Tax-effect of unrealized gains/(losses)	311	(291)	(100)
Tax-effect of change in accounting method for pensions	-	(4)	-

Change in net deferred income taxes	$104	$264	$(551)

As of December 31, 2014, the Company had no net operating or capital loss carryforwards to include in deferred income taxes. The Company has no total tax credit carryforwards incurred in deferred taxes.

The components of federal and foreign income tax on operating items is recorded on the Statutory Statement of Operations and the Statutory Statement of Changes in Surplus and is different from that which would be obtained by applying the prevailing federal income tax rate to net gain from operations before federal income taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2014	2013	2012

	(In Millions)

Provision computed at statutory rate	$450	$(218)	$232
Investment items	(117)	(154)	(91)
Tax credits	(47)	(46)	(40)
Change in reserve valuation basis	(20)	(20)	(9)
Expense items	5	136	3
Nonadmitted assets	(34)	30	55
Foreign governmental income taxes	1	11	11
Other	(37)	3	(11)

Total statutory income tax (benefit) expense	$201	$(258)	$150

Federal and foreign income tax expense (benefit)	$305	$6	$(401)
Change in net deferred income taxes	(104)	(264)	551

Total statutory income tax (benefit) expense	$201	$(258)	$150

During the year ended December 31, 2014, the Company paid federal income taxes in the amount of $10 million. For the years ended December 31, 2013 and 2012, the Company received refunds of federal income taxes in the amounts of $112 million and $26 million, respectively.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company and its eligible U.S. subsidiaries are included in a consolidated U.S. federal income tax return. The Company and its subsidiaries and affiliates also file income tax returns in various states and foreign jurisdictions. The Company and its eligible subsidiaries and certain affiliates (the Parties) have executed and are subject to a written tax allocation agreement (the Agreement). The Agreement sets forth the manner in which the total combined federal income tax is allocated among the Parties. The Agreement provides the Company with the enforceable right to recoup federal income taxes paid in prior years in the event of future net losses, which it may incur. Further, the Agreement provides the Company with the enforceable right to utilize its net losses carried forward as an offset to future net income subject to federal income taxes.

Companies are required to disclose unrecognized tax benefits, which are the tax effect of positions taken on their tax returns, which may be challenged by the various taxing authorities, in order to provide users of financial statements more information regarding potential liabilities. The Company recognizes tax benefits and related reserves in accordance with existing statutory accounting guidance for liabilities, contingencies and impairments of assets.

The following is a reconciliation of the beginning and ending liability for unrecognized tax benefits (in millions):

Balance, January 1, 2014	$248
Gross change related to positions taken in prior years	13
Gross change related to settlements	(106)
Gross change related to positions taken in current year	(11)
Gross change related to lapse of statutes of limitations	-

Balance, December 31, 2014	$144

Included in the liability for unrecognized tax benefits as of December 31, 2014, are $136 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. The liability for the unrecognized tax benefit balance as of December 31, 2014, includes $6 million of unrecognized tax benefits net of indirect tax benefits of $2 million that, if recognized, would impact the Company’s effective tax rate.

The Company recognizes accrued interest and penalties related to the liability for unrecognized tax benefits as a component of the provision for income taxes. The amount of net interest recognized in the Company’s financial statements as of December 31, 2014 and 2013 was $17 million and $28 million, respectively. The Company has accrued no penalties related to the liability for unrecognized tax benefits. The Company does not anticipate the total amount of uncertain tax positions to significantly increase or decrease within the next twelve months.

The Internal Revenue Service (IRS) has completed its examination of the years 2010 and prior. The IRS is currently auditing the years 2011 through 2013. The Company does not expect a material change in its financial position or liquidity as a result of these audits.

The Company is currently in litigation with the federal government regarding the timing of the deduction for certain policyholder dividends for tax years 1995 through 1997. In January 2012, the Company prevailed in the U.S. Court of Federal Claims, subject to the government’s right to appeal. The government appealed this decision to the United States Court of Appeals for the Federal Circuit. Oral arguments were held in October of 2014 but no decision had been issued prior to year end. The favorable effect of the decision in the U.S. Court of Federal Claims was reflected in the Company’s financial statements in prior years.

As of December 31, 2014 and 2013, the Company had no protective deposits recognized as admitted assets.

The American Taxpayer Relief Act of 2012, signed into law on January 2, 2013, extended the 50% first year bonus depreciation to qualified property acquired and placed in service before January 1, 2014. On December 19, 2014, the Tax Increase Prevention Act of 2014 was enacted, and provided a one year extension through 2014. The extension of these tax provisions did not, nor are they expected to have a material effect on the Company’s financial position or liquidity.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

16.	Transferable state tax credits

The Company entered into a transfer credit contract in which Connecticut state tax credits were purchased in December 2013. The total unused transferable state credits, gross of any related state tax liabilities, had a carrying value of less than $1 million as of December 31, 2013, and are recorded in other than invested assets. There were no impairments with respect to these credits as of December 31, 2013. All transferable state tax credits were used in 2014.

17.	Business risks, commitments and contingencies

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, currency exchange risk, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments and amounts due to policyholders. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company mitigates its exposure to this risk by, among other things, asset/liability management techniques that account for the cash flow characteristics of the assets and liabilities.

Currency exchange risk

The Company has currency risk due to its non-U.S. dollar investments and medium-term notes along with its indirect international operations. The Company mitigates currency risk through the use of cross-currency swaps and forward contracts. Cross-currency swaps are used to minimize currency risk for certain non-U.S. dollar assets and liabilities through a pre-specified exchange of interest and principal. Forward contracts are used to hedge movements in exchange rates.

Investment and interest rate risks

Investment earnings can be influenced by a number of factors including changes in interest rates, credit spreads, equity markets, portfolio asset allocation and general economic conditions. The Company employs a rigorous asset/liability management process to help mitigate the economic impacts of various investment risks, in particular interest rate risk.

The levels of U.S. interest rates are influenced by U.S. monetary policies and by the relative attractiveness of U.S. markets to investors versus other global markets. As interest rates increase, certain debt securities may experience slower amortization or prepayment speeds than assumed at purchase, impacting the expected maturity of these securities and the ability to reinvest the proceeds at the higher yields. Rising interest rates may also result in a decrease in the fair value of the investment portfolio. As interest rates decline, certain debt securities may experience accelerated amortization and prepayment speeds than what was assumed at purchase. During such periods, the Company is at risk of lower net investment income as it may not be able to reinvest the proceeds at comparable yields. Declining interest rates may also increase the fair value of the investment portfolio.

Interest rates also have an impact on the Company’s products with guaranteed minimum payouts and on interest credited to account holders. As interest rates decrease, investment spreads may contract as crediting rates approach minimum guarantees, resulting in an increased liability.

In periods of increasing interest rates, life insurance policy loans, surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns. This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to realize investment losses.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Credit and other market risks

Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors as well as purchasing credit default swaps to transfer some of the risk.

Real estate markets are monitored continuously with attention on regional differences in price performance, absorption trends and supply and demand fundamentals that can impact the rate of foreclosures and delinquencies. Public sector strengths and weaknesses, job growth and macro-economic issues are factors that are closely monitored to identify any impact on the Company’s real estate related investments.

The Company has a review process for determining the nature and timing of OTTI on securities containing these risk characteristics. Cash flows are modeled for all bonds deemed to be at risk for impairment using prepayment, default, and loan loss severity assumptions that vary according to collateral attributes and housing price trends since origination. These assumptions are reviewed quarterly and changes are made as market conditions warrant.

Internal models utilized in testing for impairment calculate the present value of cash flows expected to be received over the average life of the security, discounted at the purchase yield or discount margin. The RMBS sector is sensitive to evolving conditions that can impair the cash flows realized by investors and is subject to uncertainty. If defaults were to increase above the stresses imposed in the Company’s analysis and/or default severities were to be worse than expected, management would need to reassess whether such credit events have changed the Company’s assessment of OTTI in light of changes in the expected performance of these assets.

Management’s judgment regarding OTTI and estimated fair value depends upon the evolving investment sector and economic conditions that can alter the anticipated cash flows realized by investors. It can also be affected by the market liquidity, a lack of which can make it difficult to obtain accurate market prices for RMBS and other investments, including CMBS and leveraged loans. Any deterioration in economic fundamentals, especially related to the housing sector could affect management’s judgment regarding OTTI. These factors could negatively impact the Company’s results of operations, surplus and disclosed fair values.

The Company has investments in structured products exposed primarily to the credit risk of corporate bank loans, corporate bonds or credit default swap contracts referencing corporate credit risk. Most of these structured investments are backed by corporate loans and are commonly known as collateralized loan obligations that are classified as CDOs. The portfolios backing these investments are actively managed and diversified by industry and individual issuer concentrations. Due to the complex nature of CDOs and the reduced level of transparency to the underlying collateral pools for many market participants, the recovery in CDO valuations generally lags the overall recovery in the underlying assets. Management believes its scenario analysis approach, based primarily on actual collateral data and forward looking assumptions, does capture the credit and most other risks in each pool. However, in a rapidly changing economic environment, the credit and other risks in each collateral pool will be more volatile and actual credit performance of CDOs may differ from the Company’s assumptions.

The Company has investments in European leveraged loans that have higher yields than investment grade debt instruments, reflecting additional risk of default. Underlying concerns over the macro-economic outlook and debt burden of certain parts of the Eurozone remain, but the Company’s direct exposure on loans to companies in these countries is limited. Weaker borrowers continue to face maturities over the next three years and uncertainty over the sources of this refinancing together with a weaker economic outlook in certain parts of the Eurozone may lead to an increase in reported default rates going forward.

Asset-based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the equity markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

Market risk arises within the Company’s employee benefit plans to the extent that the obligations of the plans are not fully matched by assets with determinable cash flows. Pension and postretirement obligations are subject to change due to fluctuations in the discount rates used to measure the liabilities as well as factors such as changes in

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

inflation, salary increases and participants living longer. The risks are that market fluctuations could result in assets that are insufficient over time to cover the level of projected benefit obligations. In addition, increases in inflation and members living longer could increase the pension and postretirement obligations. Management determines the level of this risk using reports prepared by independent actuaries and takes action, where appropriate, in terms of setting investment strategy and determining contribution levels. In the event that the pension obligations arising under the Company’s employee benefit plans exceed the assets set aside to meet the obligations, the Company may be required to make additional contributions or increase its level of contributions to these plans.

b.	Leases

The Company leases office space and equipment in the normal course of business under various noncancelable operating lease agreements. Additionally, the Company, as lessee, has entered various sublease agreements with affiliates for office space, such as OFI and Babson Capital. Total rental expense on net operating leases, recorded in general insurance expenses, was $117 million, $89 million and $79 million for the years ended December 31, 2014, 2013 and 2012, respectively. Net operating leases are net of $8 million, $13 million and $17 million of sublease receipts, for the years ended December 31, 2014, 2013 and 2012, respectively.

In 2013, the Company entered into a sale-leaseback transaction with an unrelated party to sell and leaseback certain fixed assets with a book value of $120 million which resulted in no gain or loss. This lease has a five year term and annual lease payments of approximately $25 million. At the end of the lease, the Company has the option to purchase the underlying assets at fair value.

Future minimum commitments for all lease obligations as of December 31, 2014 were as follows:

		Affiliated
	Gross	Subleases	Net

	(In Millions)

2015	$74	$8	$66
2016	71	9	62
2017	65	7	58
2018	52	6	46
2019	28	7	21
Thereafter	65	20	45

Total	$355	$57	$298

As of December 31, 2014, nonaffiliated subleases were less than $1 million.

c.	Guaranty funds

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations or liquidity.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

d.	Litigation

The Company is involved in litigation arising in and out of the normal course of business, which seeks both compensatory and punitive damages and equitable remedies. Although the Company is not aware of any actions or allegations that reasonably should give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular proceeding may be material to the Company’s income for a particular period depending upon, among other factors, the size of the loss and the level of the Company’s income for the period.

Since 2008, the Company and MMHLLC have been defendants in a number of putative class action and individual lawsuits filed by investors seeking to recover losses from the “Ponzi” scheme run by Bernard L. Madoff through his company, Bernard L. Madoff Investment Securities, LLC (BLMIS). The plaintiffs allege a variety of state law and federal securities claims against the Company and/or MMHLLC, and certain of its subsidiaries, seeking to recover losses arising from their investments in several funds managed by Tremont Group Holdings, Inc. (Tremont) or Tremont Partners, Inc., including Rye Select Broad Market Prime Fund, L.P., Rye Select Broad Market Fund, L.P., American Masters Broad Market Prime Fund, L.P., American Masters Market Neutral Fund, L.P. and/or Tremont Market Neutral Fund, L.P. Both Tremont and its subsidiary, Tremont Partners, Inc., are indirect subsidiaries of MMHLLC. Certain of the lawsuits have been consolidated into three groups of suits in the U.S. District Court for the Southern District of New York. In February 2011, the parties in the consolidated federal litigation submitted to the court a proposed settlement agreement. In August 2011, the court entered an order and final judgment approving the settlement, which was affirmed in 2014. The settlement did not have a significant financial impact on the Company.

Additionally, a number of other lawsuits were filed in state courts in Colorado, Massachusetts, New Mexico, New York and Washington by investors in Tremont funds against Tremont, and in certain cases against the Company, MMHLLC and other defendants, raising claims similar to those in the consolidated federal litigation. Those cases are in various stages of litigation. The Company believes it has substantial defenses and will continue to vigorously defend itself in these actions. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from these claims.

In 2009, several lawsuits (the Rochester Suits) were filed as putative class actions in connection with the investment performance of certain municipal bond funds advised by OFI and distributed by its subsidiary, OppenheimerFunds Distributor, Inc. The Rochester Suits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the funds contained misrepresentations and omissions, that the investment policies of the funds were not followed and that the funds and other defendants violated federal securities laws and regulations and certain state laws. The Rochester Suits have been consolidated into seven groups, one for each of the funds, in the U.S. District Court of Colorado. Amended complaints and motions to dismiss the suits were filed. In 2011, the court issued an order granting and denying in part defendants’ motion to dismiss the suits. In July 2013, the parties to six of the Rochester Suits reached an agreement to settle those suits and the parties executed a memorandum of understanding memorializing their terms. In July 2014, the court entered a final order approving the settlement. The settlement did not have a significant financial impact on the Company. The settlement did not resolve the seventh suit, relating to Oppenheimer Rochester California Municipal Fund. MassMutual believes it has substantial defenses and will continue to vigorously defend itself in this action. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from this remaining suit.

In 2009, the Company was named as a defendant in a lawsuit related to certain losses in a bank owned life insurance (BOLI) policy issued by the Company. The plaintiff alleges, among other things, fraud, breach of contract and breach of fiduciary duty claims against the Company, and it seeks to recover losses arising from investments pursuant to the BOLI policy. The parties have completed discovery and are now preparing for trial, scheduled for May 2015. The Company believes it has substantial defenses and will continue to vigorously defend itself in this action. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from this claim.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In 2010, Christina Chavez (Chavez) filed a putative class action complaint against the Company. Chavez alleges that the Company breached its obligations to its term life policyholders in California by not paying dividends on those policies. The parties are engaged in active discovery. In June 2014, the parties participated in a mediation of their dispute, which did not result in a settlement. The Company believes it has substantial defenses and will continue to vigorously defend itself in this action. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from this claim.

In 2011, Golden Star, Inc. (Golden Star), plan administrator of the Golden Star Administrative Associates 401(k) Plan and Golden Star Bargaining Associates 401(k) Plan, filed a putative class action lawsuit in the U.S. District Court for the District of Massachusetts against the Company. Golden Star alleges, among other things, that the Company breached its alleged fiduciary duties while performing services to 401(k) plans and that certain of its actions constituted “Prohibited Transactions” under the Employee Retirement Income Security Act of 1974. In June 2014, MassMutual recorded a liability for the estimated probable amount of the loss it expected to incur in connection with this lawsuit, which did not have a significant impact on MassMutual. In October 2014, the parties filed a motion for preliminary approval of a settlement, which the court granted in December 2014.

In 2012, Karen Bacchi filed a putative class action complaint against the Company in federal court alleging that the Company breached its contracts by allegedly failing to distribute surplus in excess of the statutorily prescribed limit. The court denied the Company’s motion to dismiss and the parties are engaged in active discovery. The Company believes that it has substantial defenses and will continue to vigorously defend itself in this action. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from this claim.

In November 2013, seven participants in the MassMutual Thrift Plan (the Plan) filed a putative class action complaint in the U.S. District Court for the District of Massachusetts. The complaint alleges, among other things, that the Company, the Investment Fiduciary Committee, the Plan Administrative Committee and individually named “fiduciaries” breached their duties by allowing the Plan to pay excessive fees and by engaging in self-dealing by limiting investment options primarily to the Company proprietary products. All defendants filed a joint motion to dismiss in January 2014, which remains pending. The Company believes that it has substantial defenses and will continue to vigorously defend itself in this action. No reasonable estimate can be made at this time regarding the potential liability, if any, or the amount or range of any loss that may result from this claim.

e.	Regulatory matters

The Company is subject to governmental and administrative proceedings and regulatory inquiries, examinations and investigations in the ordinary course of its business. In connection with regulatory inquiries, examinations and investigations, the Company has been contacted by various regulatory agencies including, among others, the Securities and Exchange Commission, the U.S. Department of Labor and various state insurance departments and state attorneys general. The Company has cooperated fully with these regulatory agencies with regard to their inquiries, examinations and investigations and has responded to information requests and comments.

Market volatility in the financial services industry over the last several years has contributed to increased scrutiny of the entire financial services industry. Therefore, the Company believes that it is reasonable to expect that proceedings, regulatory inquiries, examinations and investigations into the insurance and financial services industries will continue for the foreseeable future. Additionally, new industry-wide legislation, rules and regulations could significantly affect the insurance and financial services industries as a whole. It is the opinion of management that the ultimate resolution of these regulatory inquiries, examinations, investigations, legislative and regulatory changes of which we are aware will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular matter may be material to the Company’s operating results for a particular period depending upon, among other factors, the financial impact of the matter and the level of the Company’s income for the period.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Commitments

In the normal course of business, the Company provides specified guarantees and funding to MMHLLC and certain of its subsidiaries. As of December 31, 2014 and 2013, the Company had approximately $125 million of these unsecured funding commitments to its subsidiaries. The unsecured commitments are included in private placements in the table below. As of December 31, 2014 and 2013, the Company had not funded, nor had an outstanding balance due on these commitments.

In the normal course of business, the Company enters into letter of credit arrangements. As of December 31, 2014 and 2013, the Company had approximately $63 million and $80 million, respectively, of outstanding letter of credit arrangements. As of December 31, 2014 and 2013, the Company did not have a funding request attributable to these letter of credit arrangements.

As of December 31, 2014 and 2013, the Company approved financing of $3,013 million and $2,048 million, respectively, for MMAF that can be used to finance ongoing asset purchases and refinance existing Company provided lines of credit. Borrowings under the facility with the Company as of December 31, 2014 and 2013, were $2,280 million and $1,689 million, respectively, with interest of $37 million, $32 million and $31 million for the years ended December 31, 2014, 2013 and 2012, respectively. The unfunded amount of the facility, totaling $733 million as of December 31, 2014, is included in private placements in the table below. The interest of this facility adjusts monthly based on the 30-day LIBOR.

As of December 31, 2014 and 2013, the Company approved financing of $315 million and $32 million, respectively, for Jefferies Finance LLC that can be used for the short-term financing of assets underwritten by Jefferies Finance LLC. There were no outstanding borrowings under the facility as of December 31, 2014 and all outstanding interest has been paid. The unfunded amount of the facility, totaling $315 million as of December 31, 2014, can be increased to $450 million at any time at the discretion of the borrower. The interest of this facility is calculated based on a full pass through of interest accrued on the underlying loans purchased.

In the normal course of business, the Company enters into commitments to purchase certain investments. The majority of these commitments have funding periods that extend between one and five years. The Company is not required to fund commitments once the commitment period expires.

As of December 31, 2014, the Company had the following commitments:

	2015	2016	2017	2018	2019	Thereafter	Total

	(In Millions)

Private placements	$1,662	$575	$5	$15	$-	$318	$2,575
Mortgage loans	265	404	9	267	-	-	945
Partnerships and LLC	492	287	418	402	471	253	2,323
LIHTCs (including equity contributions)	186	2	-	85	2	54	329

Total	$2,605	$1,268	$432	$769	$473	$625	$6,172

In the normal course of business the Company enters into commitments related to property lease arrangements, certain indemnities, investments and other business obligations. As of December 31, 2014 and 2013, the Company had no outstanding obligations attributable to these commitments.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

g.	Guarantees

In the normal course of business the Company enters into guarantees related to employee and retirement benefits, the maintenance of subsidiary regulatory capital, surplus levels and liquidity sufficient to meet certain obligations, and other property lease arrangements. If the Company were to recognize a liability, the financial statement impact would be to recognize either an expense or an investment in a subsidiary, controlled, or affiliated entity. The Company has no expectations for recoveries from third parties should these guarantees be triggered. As of December 31, 2014 and 2013, the Company had no outstanding obligations to any obligor attributable to these guarantees.

The following details contingent guarantees that are made on behalf of the Company’s subsidiaries and affiliates as of December 31, 2014.

Type of guarantee	Nature of guarantee (including term) and events and circumstances that would require the guarantor to perform under guarantee	Carrying amount of liability	Maximum potential amount of future payments (undiscounted) required under the guarantee

Employee and Retirement Benefits	The Company guarantees the payment of certain employee and retirement benefits for specific wholly-owned subsidiaries (CREA and Babson Capital), if the subsidiary is unable to pay.	-	The liabilities for these plans of $157 million have been recorded on the subsidiaries’ books and represent the Company’s maximum obligation.

Capital and Surplus Support of Subsidiaries	Certain guarantees of the Company provide for the maintenance of a subsidiary’s regulatory capital, surplus levels and liquidity sufficient to meet certain obligations. These unlimited guarantees are made on behalf of certain wholly-owned subsidiaries. (C.M. Life Insurance Company, MML Bay State Life Insurance Company and MassMutual Japan).	-	These guarantees are not limited and cannot be estimated.

Other Property Lease Arrangements	The Company guarantees the payment of various lease obligations on behalf of its subsidiaries and affiliates originating in 2004, 2007 and 2012 and some are in effect until 2023.	-	The future maximum potential obligations are immaterial to the Company.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

18.	Withdrawal characteristics

a.	Annuity actuarial reserves and liabilities for deposit-type contracts

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts as of December 31, 2014 are illustrated below:

		Separate	Separate
	General	Account w/	Account		% of
	Account	Guarantees	Nonguaranteed	Amount	Total

	($ In Millions)

Subject to discretionary withdrawal:
With fair value adjustment	$12,853	$-	$-	$12,853	14%
At book value less current surrender charge of 5% or more	2,482	-	-	2,482	3
At fair value	-	15,369	40,304	55,673	59

Subtotal	15,335	15,369	40,304	71,008	76
Subject to discretionary withdrawal:
At book value without fair value adjustment	8,012	479	-	8,491	9
Not subject to discretionary withdrawal	14,106	250	-	14,356	15

Total	$37,453	$16,098	$40,304	$93,855	100%

The following is a summary of total annuity actuarial reserves and liabilities for deposit-type contracts as of December 31, 2014 (in millions):

Statutory Statements of Financial Position:
Policyholders’ reserves - group annuities	$17,579
Policyholders’ reserves - individual annuities	10,829
Liabilities for deposit-type contracts	9,045

Subtotal	37,453

Separate Account Annual Statement:
Annuities	55,906
Other annuity contract deposit-funds and guaranteed interest contracts	496

Subtotal	56,402

Total	$93,855

b.	Separate accounts

The Company has guaranteed separate accounts classified as the following: (1) indexed, which are invested to outperform an established index based on the guarantee and (2) nonindexed, which fund a long-term interest guarantee in excess of a year that does not exceed 4%. The Company has nonguaranteed separate accounts which are variable accounts where the benefit is determined by the performance and/or market value of the investments held in the separate account with incidental risk, notional expense and minimum death benefit guarantees.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2014 is as follows:

	Guaranteed

		Nonindexed
		Less Than/	Non
	Indexed	Equal to 4%	Guaranteed	Total

	(In Millions)

Net premium, considerations or deposits for the year ended December 31, 2014	$-	$-	$5,922	$5,922

Reserves at December 31, 2014:
For accounts with assets at:
Fair value	$250	$15,848	$43,114	$59,212

Subtotal	250	15,848	43,114	59,212
Nonpolicy liabilities	-	-	1,162	1,162

Total	$250	$15,848	$44,276	$60,374

Reserves by withdrawal characteristics:
Subject to discretionary withdrawal:
At fair value	$-	$15,369	$43,114	$58,483
At book value without market value adjustment and current surrender charge of less than 5%	-	479	-	479

Subtotal	-	15,848	43,114	58,962
Not subject to discretionary withdrawal	250	-	-	250
Nonpolicy liabilities	-	-	1,162	1,162

Total	$250	$15,848	$44,276	$60,374

The Company does not have any reserves in separate accounts for asset default risk in lieu of AVR.

The following is a summary of amounts reported as transfers (from) to separate accounts in the summary of operations of the Company’s NAIC Separate Account Annual Statement with the amounts reported as net transfers (from) to separate accounts in change in policyholders’ reserves in the accompanying Statutory Statements of Operations:

	Years Ended December 31,
	2014	2013	2012

	(In Millions)

From the Separate Account Annual Statement:
Transfers to separate accounts	$6,164	$7,941	$11,750
Transfers from separate accounts	(7,201)	(9,023)	(6,097)

Subtotal	(1,037)	(1,082)	5,653
Reconciling adjustments:
Net withdrawals on deposit-type liabilities	(242)	1	1

Net transfers (from) to separate accounts	$(1,279)	$(1,081)	$5,654

Net deposits on deposit-type liabilities are not considered premium and therefore are excluded from the Statutory Statements of Operations.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

19.	Presentation of the Statutory Statements of Cash Flows

The Company has included the following non-cash inflows (outflows) in the Statutory Statements of Cash Flows:

	Years Ended December 31,
	2014	2013	2012

	(In Millions)

Bond conversions and refinancing	$1,066	$658	$538
Bank loan rollovers(1)	625	1,924	2,347
Mortgage loan issued in sale of real estate	150	-	-
Dividend reinvestment	51	12	-
Stock conversions	34	288	1
Other	21	12	5
Other invested asset distributions to common stock	4	5	25
Bond conversions to other invested assets	-	181	-
Mortgages converted to other invested assets	-	34	55
Related to RPG reinsurance agreement:
Deposits for policyholders’ reserves related to reinsurance agreement	-	5,298	-
Liabilities for deposit-type contracts related to reinsurance agreement	-	3,885	-
Other liabilities	-	879	-
Bonds	-	(8,602)	-
Mortgage loans	-	(736)	-
Other assets	-	(383)	-
Preferred stock	-	(13)	-

(1)Bank loan rollovers are transactions processed as the result of rate resets on existing bank loans and are included in the proceeds from investments sold, matured or repaid on bonds. In 2013, bank loan rollovers that were a result of rate resets were presented on a gross basis. In 2014, bank loan rollovers that are a result of rate resets are presented on a net basis.

Refer to Note 10. “Reinsurance” for information regarding the Company’s RPG reinsurance agreement.

20.	Subsequent events

The Company has evaluated subsequent events through February 20, 2015, the date the financial statements were available to be issued. No events have occurred subsequent to the balance sheet date and before the date of evaluation that would require disclosure.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

21.	Subsidiaries and affiliated companies

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 2014 is illustrated below. Subsidiaries are wholly owned, except as noted.

Subsidiaries of Massachusetts Mutual Life Insurance Company

C.M. Life Insurance Company

MML Distributors LLC – 99% (remaining 1% owned by MassMutual Holding LLC)

MassMutual Holding LLC

The MassMutual Trust Company

MML Private Placement Investment Company I, LLC

MML Private Equity Fund Investor LLC

MML Private Equity Intercontinental LLC

MML Mezzanine Investor, LLC

MML Mezzanine Investor II, LLC

MMC Equipment Finance LLC

Invicta Advisors LLC

MML Mezzanine Investor L, LLC

MML Re Finance LLC

WP – SC, LLC – 81% (remaining 19% owned by C.M. Life Insurance Company)

MSP – SC, LLC

Country Club Office Plaza LLC – 88% (remaining 12% owned by C.M. Life Insurance Company)

MML Mezzanine Investor III, LLC

MassMutual External Benefits Group LLC

Jefferies Finance LLC – 45% (5% owned by Babson Capital Management LLC; remaining 50% owned by Jefferies Group, Inc.)

MSC Holding Company, LLC

Berkshire Way LLC

MassMutual Retirement Services, LLC

Fern Street LLC

MML Strategic Distributors, LLC

MML Investment Advisers, LLC

Pioneers Gate LLC

MML Special Situations Investor LLC

Subsidiaries of C.M. Life Insurance Company

MML Bay State Life Insurance Company

CML Mezzanine Investor, LLC

CML Mezzanine Investor L, LLC

CML Mezzanine Investor III, LLC

CML Re Finance LLC

CML Special Situations Investor LLC

Subsidiaries of MML Bay State Life Insurance Company

(No subsidiaries)

The MassMutual Trust Company

(No subsidiaries)

Subsidiaries of MassMutual Holding LLC

MML Investors Services, LLC

MML Management Corporation

MassMutual International LLC

MassMutual Assignment Company

MassMutual Capital Partners LLC

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

First Mercantile Trust Company

Society of Grownups, LLC

MM Caerulus Holdco US LLC

MassMutual Ventures LLC

Haven Life Insurance Agency, Inc.

MM Rothesay Holdco US LLC

MM Asset Management Holding LLC

Subsidiaries of Jefferies Finance LLC

(No subsidiaries)

Subsidiaries of MSC Holding Company, LLC

MassMutual Holding MSC, Inc.

Subsidiaries of MML Investment Advisers LLC

(No subsidiaries)

Subsidiaries of MM Asset Management Holding LLC

Babson Capital Management LLC

Oppenheimer Acquisition Corp. – 96%

MassMutual Baring Holding LLC

Babson Capital Finance LLC

Cornerstone Global Real Estate LP

Cornerstone Hotel Income & Equity Fund II LP

Subsidiaries of Babson Capital Management LLC

Babson Capital Securities LLC

Babson Capital Japan KK

Babson Capital Asia Limited

Babson Capital Australia Holding Company Pty Ltd.

Babson Capital Guernsey Limited

Cornerstone Real Estate Advisers LLC

Wood Creek Capital Management LLC

Babson Capital Cornerstone Asia Limited

Babson Capital Finance LLC

Subsidiaries of Cornerstone Real Estate Advisers LLC

Cornerstone Real Estate Advisers Inc.

Cornerstone Real Estate UK Holdings Limited

Cornerstone Real Estate Advisers Japan K.K.

Subsidiaries of Wood Creek Capital Management LLC

Wood Creek Index Company, LLC

Subsidiaries of MassMutual Asset Finance LLC (a subsidiary of MMC Equipment Finance LLC)

Winmark Limited Funding LLC

MMAF Equipment Finance LLC 2009-A

MMAF Equipment Finance LLC 2011-A

Subsidiaries of OppenheimerFunds, Inc. (a subsidiary of Oppenheimer Acquisition Corp.)

OFI Global Asset Management, Inc.

OppenheimerFunds Distributor, Inc.

Oppenheimer Real Asset Management, Inc.

OFI SteelPath, Inc.

Shareholder Services, Inc.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

OFI Private Investments, Inc.

OFI Global Institutional Inc.

Subsidiaries of OppenheimerFunds Distributor, Inc.

(No subsidiaries)

Subsidiaries of Tremont Group Holdings, Inc. (a subsidiary of Oppenheimer Acquisition Corp.)

Tremont (Bermuda), Limited

Tremont Partners, Inc.

Tremont Capital Management (Ireland) Limited

Tremont GP, Inc.

Settlement Agent LLC

Subsidiaries of HarbourView Asset Management Corporation. (a subsidiary of OFI Global Institutional Inc.)

(No subsidiaries)

Subsidiaries of Baring Asset Management Limited (an indirect subsidiary of MassMutual Baring Holding, LLC)

Baring Fund Managers Limited

Baring International Investment Limited

Baring Pension Trustees Limited

Baring Investment Services Limited

Baring Investments UK

Baring International Investment Management Holdings

Subsidiaries of Baring International Investment Limited

(No subsidiaries)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

22.	Impairment listing for loan-backed and structured securities

The following are the total cumulative adjustments and impairments for loan-backed and structured securities since July 1, 2009:

Period Ended	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment		Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
December 31, 2014	$69,225,742.98	$		$69,225,742.98	$68,301,291.28	$(924,451.70)	$68,301,291.28	$79,410,553.48
September 30, 2014	645,720.82		-	645,720.82	604,437.11	(41,283.71)	604,437.11	627,381.39
June 30, 2014	57,012,606.16		-	57,012,606.16	55,422,168.01	(1,590,438.15)	55,422,168.01	75,253,387.54
March 31, 2014	91,702,041.47		-	91,702,041.47	80,744,073.99	(10,957,967.48)	80,744,073.99	97,672,070.74
December 31, 2013	113,707,950.98		-	113,707,950.98	108,815,640.18	(4,892,310.80)	108,815,640.18	111,783,051.88
September 30, 2013	81,945,730.49		-	81,945,730.49	80,589,482.19	(1,356,248.30)	80,589,482.19	77,049,314.39
June 30, 2013	147,215,936.13		-	147,215,936.13	142,140,571.53	(5,075,364.60)	142,140,571.53	130,973,022.96
March 31, 2013	194,772,024.52		-	194,772,024.52	188,372,088.50	(6,399,936.02)	188,372,088.50	176,678,910.26
December 31, 2012	378,096,660.04		-	378,096,660.04	366,323,110.21	(11,773,549.83)	366,323,110.21	333,086,072.58
September 30, 2012	816,573,456.06		-	816,573,456.06	788,350,822.82	(28,222,633.24)	788,350,822.82	697,683,288.85
June 30, 2012	912,025,936.52		-	912,025,936.52	890,494,220.76	(21,531,715.76)	890,494,220.76	708,872,106.49
March 31, 2012	1,095,018,529.18		-	1,095,018,529.18	1,058,132,041.09	(36,886,488.09)	1,058,132,041.09	841,095,012.78
December 31, 2011	1,090,904,993.06		-	1,090,904,993.06	1,056,761,288.41	(34,143,704.65)	1,056,761,288.41	754,310,837.90
September 30, 2011	762,320,631.78		-	762,320,631.78	738,510,047.63	(23,810,584.15)	738,510,047.63	546,494,231.96
June 30, 2011	1,130,732,656.14		-	1,130,732,656.14	1,078,535,670.23	(52,196,985.91)	1,078,535,670.23	839,143,290.12
March 31, 2011	1,097,705,351.09		-	1,097,705,351.09	1,068,852,203.67	(28,853,147.42)	1,068,852,203.67	816,688,348.33
December 31, 2010	968,742,508.30		-	968,742,508.30	950,111,416.81	(18,631,091.49)	950,111,416.81	708,895,636.97
September 30, 2010	915,728,029.86		-	915,728,029.86	889,896,058.18	(25,831,971.68)	889,896,058.18	673,462,492.71
June 30, 2010	1,362,887,892.31		-	1,362,887,892.31	1,335,628,211.52	(27,259,680.79)	1,335,628,211.52	975,241,505.93
March 31, 2010	1,471,905,695.71		-	1,471,905,695.71	1,391,337,542.96	(80,568,152.75)	1,391,337,542.96	1,015,645,802.04
December 31, 2009	1,349,124,213.70		-	1,349,124,213.70	1,290,817,167.68	(58,307,046.02)	1,290,817,167.68	852,088,739.42
September 30, 2009	2,953,442,689.02		(106,853,708.32)	2,846,588,980.70	2,700,948,264.43	(145,640,716.27)	2,700,948,264.43	1,692,409,639.54
Totals			$ (106,853,708.32)			$ (624,895,468.81)

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2014:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
05948XR52	$16,703.37	$-	$16,703.37	$13,007.70	$(3,695.67)	$13,007.70	$54,294.67
36228F5R3	489,648.14	-	489,648.14	488,554.02	(1,094.12)	488,554.02	469,702.33
45660LYW3	1,428,149.84	-	1,428,149.84	1,418,815.15	(9,334.69)	1,418,815.15	1,387,479.53
55274SAM3	432,312.68	-	432,312.68	392,780.22	(39,532.46)	392,780.22	417,548.89
585525FC7	42,429.29	-	42,429.29	41,198.46	(1,230.83)	41,198.46	40,560.09
589929N38	473,306.02	-	473,306.02	461,173.77	(12,132.25)	461,173.77	467,395.83
59020UAA3	38,837.29	-	38,837.29	38,176.94	(660.35)	38,176.94	38,497.45
76110GTL5	378,574.88	-	378,574.88	331,450.42	(47,124.46)	331,450.42	276,409.76
77277LAF4	29,358,590.61	-	29,358,590.61	29,050,737.78	(307,852.83)	29,050,737.78	36,165,690.00
77277LAH0	1,468,943.80	-	1,468,943.80	1,453,924.30	(15,019.50)	1,453,924.30	3,484,800.00
77277LAJ6	20,799,782.20	-	20,799,782.20	20,587,172.82	(212,609.38)	20,587,172.82	22,757,922.00
81744FDK0	1,548,307.93	-	1,548,307.93	1,528,274.28	(20,033.65)	1,528,274.28	1,490,590.39
86359DMC8	10,958,725.57	-	10,958,725.57	10,723,342.78	(235,382.79)	10,723,342.78	10,630,313.38
939336KZ5	1,791,431.36	-	1,791,431.36	1,772,682.64	(18,748.72)	1,772,682.64	1,729,349.16
Totals	$69,225,742.98	$-	$69,225,742.98	$68,301,291.28	$(924,451.70)	$68,301,291.28	$79,410,553.48

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2014:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
76110GUG4	$645,720.82	$-	$645,720.82	$604,437.11	$(41,283.71)	$604,437.11	$627,381.39

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2014:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
07820QBL8	$1,781,149.07	$-	$1,781,149.07	$1,750,412.82	$(30,736.25)	$1,750,412.82	$1,729,148.67
124860CB1	97,550.32	-	97,550.32	62,944.17	(34,606.15)	62,944.17	96,817.11
36228FU38	5,079.77	-	5,079.77	-	(5,079.77)	-	13,186.10
61750MAB1	11,372.53	-	11,372.53	9,060.62	(2,311.91)	9,060.62	9,889.62
77277LAF4	30,227,553.10	-	30,227,553.10	29,358,590.62	(868,962.48)	29,358,590.62	41,423,202.00
77277LAH0	1,511,332.20	-	1,511,332.20	1,468,943.82	(42,388.38)	1,468,943.82	3,992,004.00
77277LAJ6	21,399,905.23	-	21,399,905.23	20,799,782.19	(600,123.04)	20,799,782.19	26,066,307.60
939336KZ5	1,978,663.94	-	1,978,663.94	1,972,433.77	(6,230.17)	1,972,433.77	1,922,832.44
Totals	$57,012,606.16	$-	$57,012,606.16	$55,422,168.01	$ (1,590,438.15)	$55,422,168.01	$75,253,387.54

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2014:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment		Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
05948JAA0	$258,773.50		$-	$258,773.50	$255,011.35	$(3,762.15)	$255,011.35	$258,855.26
07820QBL8	1,898,408.41		-	1,898,408.41	1,830,204.17	(68,204.24)	1,830,204.17	1,728,457.34
125435AA5	6,958,243.53		-	6,958,243.53	6,941,450.22	(16,793.31)	6,941,450.22	6,293,964.17
194262AK7	4,162,647.76		-	4,162,647.76	3,932,293.75	(230,354.01)	3,932,293.75	4,056,000.00
36290PAK3	1,655,046.29		-	1,655,046.29	-	(1,655,046.29)	-	1,593,363.13
59024UAB7	710,859.05		-	710,859.05	680,109.25	(30,749.80)	680,109.25	688,419.33
61750MAB1	17,319.28		-	17,319.28	15,694.58	(1,624.70)	15,694.58	14,941.36
65106FAG7	77,342.33		-	77,342.33	75,574.06	(1,768.27)	75,574.06	100,875.45
77277LAF4	35,319,833.50		-	35,319,833.50	30,227,553.06	(5,092,280.44)	30,227,553.06	40,146,757.20
77277LAH0	1,759,508.86		-	1,759,508.86	1,511,332.20	(248,176.66)	1,511,332.20	3,867,177.60
77277LAJ6	24,917,058.76		-	24,917,058.76	21,399,905.23	(3,517,153.53)	21,399,905.23	25,263,081.36
86358RZD2	2,240.42		-	2,240.42	1,391.85	(848.57)	1,391.85	13,142.97
86359DMC8	11,952,163.44		-	11,952,163.44	11,865,591.25	(86,572.19)	11,865,591.25	11,686,742.89
939336KZ5	2,012,596.34		-	2,012,596.34	2,007,963.02	(4,633.32)	2,007,963.02	1,960,292.68
Totals	$91,702,041.47	$		$91,702,041.47	$80,744,073.99	$ (10,957,967.48)	$80,744,073.99	$97,672,070.74

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

23.	Structured Notes

A structured note is a direct debt issuance by a corporation, municipality, or government entity, ranking pari-passu with the issuer’s other debt issuance of equal seniority where either: (a) the coupon and/or principal payments are linked, in whole or in part, to prices or payment streams from index or indices, or assets deriving their value from other than the issuer’s credit quality, or (b) the coupon and/or principal payments are leveraged by a formula that is different from either a fixed coupon, or a non-leveraged floating rate coupon linked to an interest rate index, including but not limited to LIBOR or the prime rate. As structured notes are issuer obligations without a trust, they are within the scope of SSAP No. 26, Bonds, Excluding Loan-backed and Structured Securities (SSAP No. 26). Structured notes are different than the asset backed structured securities, which are accounted for under SSAP No. 43R, Revised - Loan-Backed and Structured Securities (SSAP No. 43R), as they lack either a trust or assets backing them. The disclosure below allows regulators to assess the volume of activity in structured notes and to determine whether additional accounting or reporting revisions, such as valuation and risk-based capital, are needed. To satisfy this request, the Company is required to separately identify structured notes, on a CUSIP basis and provide information by CUSIP for actual cost, fair value, book/adjusted carrying value, and whether the structured note is a mortgage-referenced security. The following sets forth the actual cost, fair value and carrying value of structured notes as of December 31, 2014:

CUSIP Identification	Actual Cost	Fair Value	Book / Adjusted Carrying Value	Mortgage- Referenced Security (YES/NO)
165167BZ9	$476,715	$456,488	$476,715	NO
30711XAN4	4,480,000	4,479,996	4,480,000	YES
37957TAG6	105,000	102,300	105,000	NO
912810FR4	5,425,539	6,240,790	4,890,139	NO
912810PS1	2,216,777	2,677,238	1,882,821	NO
912810RA8	320,560,254	357,252,229	320,560,254	NO
912810RF7	1,144,384,974	1,175,317,578	1,127,813,409	NO
912828GD6	2,221,019	2,346,932	1,926,737	NO
912828GX2	2,061,868	2,149,208	1,858,399	NO
P7794GAH5	1,265,746	1,284,254	1,265,746	NO

Total	$1,483,197,892	$1,552,307,013	$1,465,259,220	XXX

LA2045

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)	Financial Statements

Financial Statements included in Part A

Condensed Financial Information

Financial Statements included in Part B

The Registrant

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2014

Statements of Operations and Changes in Net Assets for the years ended December 31, 2014 and 2013

Notes to Financial Statements

The Depositor

Independent Auditors’ Report

Statutory Statements of Financial Position as of December 31, 2014 and 2013

Statutory Statements of Operations for the years ended December 31, 2014, 2013 and 2012

Statutory Statements of Changes in Surplus for the years ended December 31, 2014, 2013 and 2012

Statutory Statements of Cash Flows for the years ended December 31, 2014, 2013 and 2012

Notes to Statutory Financial Statements

(b)	Exhibits

	Exhibit 1	Resolution of Board of Directors of Massachusetts Mutual Life Insurance Company authorizing the establishment of the Separate Account – Incorporated by reference to Initial Registration Statement File No. 333-45039 filed January 28, 1998

	Exhibit 2	Not Applicable.

Exhibit 3

i.       Underwriting and Servicing Agreement dated December 16, 2014 by and between MML Investors Services, LLC and Massachusetts Mutual Life Insurance Company – Incorporated by reference to Initial Registration Statement File No. 333-202684 filed March 12, 2015

ii.      Underwriting and Servicing Agreement (Distribution Servicing Agreement) dated April 1, 2014 between MML Strategic Distributors, LLC and Massachusetts Mutual Life Insurance Company – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

iii.    Template for Insurance Product Distribution Agreement (version 9/2014) MML Strategic Distributors, LLC and Massachusetts Mutual Life Insurance Company – Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-150916 filed or about April 28, 2015

	Exhibit 4	Form of Individual Annuity Contract – Incorporated by reference to Initial Registration Statement File No. 333-73406, filed on November 15, 2001

	Exhibit 5	Form of Individual Annuity Application – Incorporated by reference to Initial Registration Statement File No. 333-73406, filed on November 15, 2001

Exhibit 6

i.       Copy of Charter documentation as amended through August 10, 2008 of Massachusetts Mutual Life Insurance Company – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-50410 filed November 24, 2008

ii.      By-Laws of Massachusetts Mutual Life Insurance Company as adopted April 8, 2015 – Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-150916 filed on or about April 28, 2015

	Exhibit 7	Not Applicable.

	Exhibit 8	i. Fund Participation Agreements

à AIM Funds (Invesco Funds)

         Participation Agreement dated April 30, 2004 with revised Schedule A as of July 6, 2005 (AIM Variable Insurance Funds, A I M Distributors, Inc., and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

– Amendment No. 1 effective as of July 1, 2008 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

– Amendment Nos. 2 and 3 effective April 30, 2010 and May 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-45039 filed April 25, 2012

à Fidelity Funds

         Participation Agreement dated May 1, 1998 (Variable Insurance Products Fund II, Fidelity Distributors Corporation and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

– Amendments effective May 1, 1998 and April 15, 2001 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

– Amendment effective June 30, 2008 – Incorporated by reference to Pre- Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

         Summary Prospectus Agreement effective May 1, 2011 (Fidelity Distributors Corporation and Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company, and MML Bay State Life Insurance Company) — Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-45039 filed April 25, 2012

à MML Funds

         Participation Agreement dated November 17, 2005 (MML Series Investment Fund, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company)– Incorporated by reference to Post-Effective Amendment No. 62 to Registration Statement File No. 002-39334 filed August 22, 2007

– First Amendment effective November 17, 2005 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

– Second Amendment dated as of August 26, 2008 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

– Third Amendment dated April 9, 2010 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-150916 filed April 27, 2010

– Fourth Amendment dated and effective July 23, 2010 – Incorporated by reference to Post-Effective Amendment No. 78 to Registration Statement File No. 002-39334 filed March 2, 2011

– Fifth Amendment dated August 28, 2012 – Incorporated by reference to Post-Effective Amendment No. 87 to Registration Statement File No. 002-39334 filed March 1, 2013

– Sixth Amendment dated April 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

à MML II Funds

         Participation Agreement dated November 17, 2005 (MML Series Investment Fund II, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-122804 filed April 30, 2008

– First Amendment effective November 17, 2005 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

– Second Amendment dated as of August 26, 2008 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

– Third Amendment dated as of April 9, 2010 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-150916 filed April 27, 2010

– Fourth Amendment dated and effective July 23, 2010 – Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement File No. 333-122804 filed March 2, 2011

– Fifth Amendment dated August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-45039 filed April 25, 2012

–          Sixth and Seventh Amendments dated and effective August 28, 2012 and November 12, 2012 – Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement File No. 333- 122804 filed March 1, 2013

– Eighth Amendment dated April 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

à Oppenheimer Funds

         Participation Agreement, entered into as of May 1, 2006 and executed on November 20, 2007, (Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post- Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

– Amendment No. 1 effective April 3, 2008 – Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed April 28, 2009

– Amendment No. 2 effective June 8, 2009 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-150916 filed April 27, 2010

– Amendment No. 3 effective October 13, 2010 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-45039 filed April 25, 2012

– Amendment No. 4 dated April 1, 2014 – Incorporated by reference to Post- Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

à PIMCO Funds

         Participation Agreement dated as of April 21, 2006 (Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company and PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC) – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

– Amendment No. 1 effective as of June 30, 2008 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-150916 filed September 12, 2008

– Termination, New Agreements and Amendments dated November 10, 2010 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement No. 333-45039 filed April 25, 2012

– Amendment effective as of May 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement No. 333-45039 filed April 25, 2012

à Voya Funds

         Participation Agreement dated April 26, 2006 (Massachusetts Mutual Life Insurance Company, ING Funds Distributor, LLC and ING Variable Products Trust) – Incorporated by reference to Post-Effective Amendment No. 32 to Registration Statement
File No. 033-73140 filed April 27, 2007

– Amendments dated May 28, 2007 and April 3, 2008 – Incorporated by reference to Initial Registration Statement File No. 333-150916 filed May 14, 2008

– Amendment dated September 6, 2008 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

– Amendment dated May 27, 2010 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-45039 filed April 25, 2012

– Amendment dated January 17, 2014 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

– Amendment dated December 23, 2014 – Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-150916 filed on or about April 28, 2015

ii. Rule 22c-2 Agreements (Shareholder Information Agreements)

à       AIM Variable Insurance Funds effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

à       Fidelity Distributors Corporation effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

à       MML Series Investment Fund effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

à       MML Series Investment Fund II effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

à       OppenheimerFunds Services, OppenheimerFunds Distributor, Inc. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

à       PIMCO Variable Insurance Trust (Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Initial Registration Statement File No. 333-150916 filed May 14, 2008

à       Voya Variable Products Trust effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Initial Registration Statement File No. 333-150916 filed May 14, 2008

Exhibit 9	Opinion and Consent of Counsel – Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement File No. 333-73406, filed April 29, 2010

Exhibit 10	i. Consent of Independent Registered Public Accounting Firm, KPMG LLP. *

ii. Powers of Attorney

à Laura J. Sen

– Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement No. 333-45039 filed April 23, 2013

	à Gregory Deavens	H. Todd Stitzer

– Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement No. 333-45039 filed April 25, 2012

	à Roger W. Crandall Michael T. Rollings Kathleen A. Corbet James H. DeGraffenreidt, Jr. Patricia Diaz Dennis	Robert A. Essner Raymond W. LeBoeuf Cathy E. Minehan Marc F. Racicot William T. Spitz

– Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement No. 333-81015 filed April 28, 2010

Exhibit 11	Not Applicable.

Exhibit 12	Not Applicable.

*	filed herewith

Item 25. Directors and Officers of the Depositor

Directors of Massachusetts Mutual Life Insurance Company

Kathleen A. Corbet, Director 49 Cross Ridge Road New Canaan, CT 06840	Cathy E. Minehan, Director 128 Beacon Street Boston, MA 02116	Jeffrey M. Leiden, Director 50 North Avenue Boston, MA 02210

Roger W. Crandall, Director, Chairman 1295 State Street B101 Springfield, MA 01111	Marc Racicot, Director 28013 Swan Cove Drive Bigfork, MT 59911	Mark T. Bertolini, Director 151 Farmington Avenue Hartford, CT 06156

James H. DeGraffenreidt, Jr., Director 1340 Smith Avenue Suite 200 Baltimore, MD 21209	Laura J. Sen, Director 90 Babcock Street Brookline, MA 02446

Patricia Diaz Dennis, Director 103 Devine Road San Antonio, TX 78212	William T. Spitz, Director 16 Wynstone Nashville, TN 37215

Robert A. Essner, Director 1301 Westway Drive Sarasota, FL 34236	H. Todd Stitzer, Director 1312 Casey Key Road Nokomis, FL 34275

Raymond W. LeBoeuf, Director 1590 Galleon Drive Naples, FL 34102-7716	Isabella D. Goren, Director 16228 Shadybank Drive Dallas, TX 75248

Officers of Massachusetts Mutual Life Insurance Company

Todd G. Picken, Corporate Vice President and Treasurer 1295 State Street Springfield, MA 01111	Gregory Deavens, Senior Vice President and Controller 1295 State Street Springfield, MA 01111

Roger W. Crandall, President and Chief Executive Office (principal executive officer) 1295 State Street B101 Springfield, MA 01111	Melvin Corbett, Executive Vice President and Chief Investment Officer 1295 State Street Springfield, MA 01111

Mark Roellig, Executive Vice President and General Counsel 1295 State Street Springfield, MA 01111	Pia Flanagan,, Vice President, Corporate Secretary & Assistant General Counsel 1295 State Street Springfield, MA 01111

Michael T. Rollings, Executive Vice President and Chief Financial Officer 1295 State Street Springfield, MA 01111	Debra Palermino, Executive Vice President 1295 State Street Springfield, MA 01111

Elaine A. Sarsynski, Executive Vice President 1295 State Street Springfield, MA 01111	Robert Casale, Executive Vice President & Chief Information Officer 1295 State Street Springfield, MA 01111

Michael Fanning, Executive Vice President 1295 State Street Springfield, MA 01111	Elizabeth Chicares, Executive Vice President & Chief Enterprise Risk Officer 1295 State Street Springfield, MA 01111

Douglas Russell, Senior Vice President 1295 State Street Springfield, MA 01111	Susan Cicco, Senior Vice President & Chief of Staff 1295 State Street Springfield, MA 01111

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-150916 filed on or about April 28, 2015

Item 27. Number of Contract Owners

As of March 31, 2015, the number of contract owners was 8,739.

Item 28. Indemnification

MassMutual directors and officers are indemnified under Article V of the by-laws of Massachusetts Mutual Life Insurance Company, as set forth below.

ARTICLE	V. of the By-laws of MassMutual provides for indemnification of directors and officers as follows:

“ARTICLE	V.

INDEMNIFICATION

Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;

(b)	any individual who serves at the request of the Company as a director, board member, committee member, partner, trustee, officer or employee of any foreign or domestic organization or any separate investment account; or

(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any threatened, pending or completed action, claim, suit, investigation or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened to be involved, by reason of any alleged act, omission or otherwise while serving in any such capacity, whether such action, claim, suit, investigation or proceeding is civil, criminal, administrative, arbitrative, or investigative and/or formal or informal in nature. Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives.

Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his or her delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any such paragraph. The termination of any action, claim, suit, investigation or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in the best interests of the Company.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.”

To provide certainty and more clarification regarding the indemnification provisions of the Bylaws set forth above, MassMutual has entered into indemnification agreements with each of its directors, and with certain officers who serve as a director of a subsidiary of MassMutual, (a “Director”). Pursuant to the Agreements, MassMutual agrees to indemnify a Director, to the extent legally permissible, against (a) all expenses, judgments, fines and settlements (“Costs”), liabilities, and penalties paid in connection with a proceeding involving the Director because he or she is a director if the Director (i) acted in good faith, (ii) reasonably believed the conduct was in the Company’s best interests; (iii) had no reasonable cause to believe the conduct was unlawful (in a criminal proceeding); and, (iv) engaged in conduct for which the Director shall not be liable under MassMutual’s Charter or By-Laws. MassMutual further agrees to indemnify a Director, to the extent permitted by law, against all Costs paid in connection with any proceeding (i) unless the Director breached a duty of loyalty, (ii) except for liability for acts or omissions not in good faith, involving intentional misconduct or a knowing violation of law, (iii) except for liability under Section 6.40 of Chapter 156D of Massachusetts Business Corporation Act (“MBCA”), or (iv) except for liability related to any transaction from which the Director derived an improper benefit. MassMutual will also indemnify a Director, to the fullest extent authorized by the MBCA, against all expenses to the extent the Director has been successful on the merits or in defense of any proceeding. If any court determines that despite an adjudication of liability to MassMutual or its subsidiary that the Director is entitled to indemnification, MassMutual will indemnify the Director to the extent permitted by law. Subject to the Director’s obligation to pay MassMutual in the event that the Director is not entitled to indemnification, MassMutual will pay the expenses of the Director prior to a final determination as to whether the Director is entitled to indemnification.

Item 29. Principal Underwriters

(a) MML Investors Services, LLC (“MMLIS”) acts as principal underwriter of the contracts/policies sold by its registered representatives, and MML Strategic Distributors, LLC (“MSD”) serves as principal underwriter of the contracts/policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MSD.

MSD and MMLIS either jointly or individually act as principal underwriters for:

Massachusetts Mutual Variable Life Separate Account I, Massachusetts Mutual Variable Annuity Separate Account 1, Massachusetts Mutual Variable Annuity Separate Account 2, Massachusetts Mutual Variable Annuity Separate Account 3, Massachusetts Mutual Variable Annuity Separate Account 4, Panorama Separate Account, Connecticut Mutual Variable Life Separate Account I, MML Bay State Variable Life Separate Account I, MML Bay State Variable Annuity Separate Account 1, Panorama Plus Separate Account, C.M. Multi-Account A, C.M. Life Variable Life Separate Account I, Massachusetts Mutual Variable Life Separate Account II,

(b) MSD and MMLIS are the principal underwriters for the contracts. The following people are officers and directors of MSD, and officers and directors of MMLIS.

OFFICERS AND DIRECTORS OF MML STRATEGIC DISTRIBUTORS, LLC

Name	Positions and Offices	Principal Business Address
Benson, Wendy	Director and President	*
Cyboron, Todd	Chief Technology Officer	*
Duch, Edward K. III	Assistant Secretary	*
Dupuis-Krause, Jennifer	Assistant Secretary	*
Hall, Nathan L.	Chief Financial Officer and Treasurer	*
Morton, Mario	Registration Manager	*
Rollings, Michael	Director	*
Rosenthal, Robert S.	Chief Legal Officer, Secretary and Vice President	*
Scanlon, Susan	Chief Compliance Officer and Vice President	*
Vaccaro, John A.	Director, Chairman of the Board, Chief Executive Officer	*
Ward Chicares, Elizabeth	Director	*
Tatro, Dana	Variable Annuity Product Distribution Officer	*
Waddington, Craig	Variable Life Product Distribution Officer	*

*	1295 State Street, Springfield, MA 01111-0001

OFFICERS AND DIRECTORS OF MML INVESTORS SERVICES, LLC

Name	Positions and Offices	Principal Business Address
Michael Fanning	Chairman of the Board & Chief Executive Officer	*

John Vaccaro	President, Agency Field Force Supervisor, Board Member	*

William F. Monroe, Jr.	Vice President, Chief Operating Officer, Registered Operations Principal	*

Nathan Hall	Chief Financial Officer, Treasurer and Assistant Vice President	*

Todd Cyboron	Chief Technology Officer	*

Christine Frederick	Chief Compliance Officer and AML Compliance Officer	*

Susan Scanlon	Deputy Chief Compliance Officer	**

James Puhala	Deputy Chief Compliance Officer	*

Mark Viviano	Co-Chief Operations Officer and Assistant Vice President and CRIA Operations Supervisor	**

Mark Larose	Co-Chief Operations Officer and Assistant Vice President, Registration Manager and Call Center Supervisor	*

Kenneth M. Rickson	Field Risk Officer	*

Robert S. Rosenthal	Chief Legal Officer, Vice President, Associate General Counsel and Secretary	*

Douglas Russell	Vice President	*

Wendy Benson	Vice President	*

Mathew Verdi	Assistant Vice President, Due Diligence Supervisor	*

Mary S. Block	Vice President and Assistant Secretary	*

Edward K. Duch, III	Assistant Secretary	*

Jennifer L. Dupuis-Krause	Assistant Secretary	*

Bruce C. Frisbie	Assistant Treasurer	**

Kevin LaComb	Assistant Treasurer	*

Todd Picken	Assistant Treasurer	*

Kristin Costanzo	Assistant Treasurer	*

Kathy Rogers	Continuing Education Officer	*

Joseph Sparacio	Senior Regional Vice President	9830 E. Granite Peak Trail Scottsdale, AZ 85262

Michael St. Clair	Senior Regional Vice President	*

Richard Bourgeois	Vice President	*

Francine Reipold	Vice President	*

Mario Morton	Assistant Vice President and Registration Manager	*

Anthony Frogameni	Chief Privacy Officer, Assistant Vice President	*

Elaine Gruet	Assistant Vice President	*

Delphine Soucie	Assistant Vice President	*

David Cove	Regional Assistant Vice President	*

Kevin DeGray	Regional Assistant Vice President	*

Nicholas DeLuca	Regional Assistant Vice President	***

David Hardy	Regional Assistant Vice President	*

Donald Helmes	Regional Assistant Vice President	*

Courtney Munoz	Regional Assistant Vice President	*

Jack Yvon	Regional Assistant Vice President	*

Michael Rollings	Director	*

Elizabeth A Ward	Director	*

Elaine Sarsynski	Retirement Services Supervisor	*

Richard Zayieck	National Sales Supervisor	*

Michele White	Insurance Operations Supervisor	***

Dana Tatro	Variable Annuity Product Distribution Officer	*

Craig Waddington	Variable Life Product Distribution Officer	*

Douglas Endorf	Executive Benefits Product Distribution Officer	*

*	1295 State Street, Springfield, MA 01111-0001
**	100 Bright Meadow Boulevard, Enfield, CT 06082-1981
***	1101 North Black Canyon Highway PH30, Phoenix, AZ 85209

(c) For information about all commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year, refer to the “Distribution” section of the Statement of Additional Information.

Item 30. Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant at 1295 State Street, Springfield, MA 01111.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings

(a) Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payment under the variable annuity contracts may be accepted.

(b) Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

(d) Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the individual or group deferred variable annuity contract described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Massachusetts Mutual Variable Annuity Separate Account 4, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment No. 14 to Registration Statement No. 333-73406 and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Springfield and the Commonwealth of Massachusetts, on April 27, 2015.

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 4 (Registrant)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY (Depositor)

By:	ROGER W. CRANDALL*
Roger W. Crandall President and Chief Executive Officer (principal executive officer) Massachusetts Mutual Life Insurance Company

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature**	Title	Date

ROGER W. CRANDALL*	Director and Chief Executive Officer (principal executive officer)	April 27, 2015
Roger W. Crandall

MICHAEL T. ROLLINGS* Michael T. Rollings	Chief Financial Officer (principal financial officer)	April 27, 2015

GREGORY DEAVENS* Gregory Deavens	Controller (principal accounting officer)	April 27, 2015

KATHLEEN A. CORBET* Kathleen A. Corbet	Director	April 27, 2015

JAMES H. DEGRAFFENREIDT, JR.* James H. DeGraffenreidt, Jr.	Director	April 27, 2015

PATRICIA DIAZ DENNIS* Patricia Diaz Dennis	Director	April 27, 2015

ROBERT ESSNER* Robert Essner	Director	April 27, 2015

RAYMOND W. LEBOEUF* Raymond W. LeBoeuf	Director	April 27, 2015

CATHY E. MINEHAN*	Director	April 27, 2015
Cathy E. Minehan

MARC RACICOT* Marc Racicot	Director	April 27, 2015

LAURA J. SEN* Laura J. Sen	Director	April 27, 2015

WILLIAM T. SPITZ* William T. Spitz	Director	April 27, 2015

H. TODD STITZER* H. Todd Stitzer	Director	April 27, 2015

/S/ John E. Deitelbaum		April 27, 2015
*John E. Deitelbaum
As Attorney-in-Fact Pursuant to Power of Attorney

**	MAJORITY OF DIRECTORS

INDEX TO EXHIBITS

Exhibit 10 i.	Consent of Independent Registered Public Accounting Firm, KPMG LLP